                                                              PRELIMINARY COPIES

                              SCHEDULE 14A INFORMATION

Proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. 1)


      Filed by the Registrant /X/(1)
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

              FLORIDA PROGRESS CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(l)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                COMMON STOCK, WITHOUT PAR VALUE, OF FLORIDA PROGRESS
                CORPORATION
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                98,453,025 SHARES OF FLORIDA PROGRESS CORPORATION COMMON
                STOCK (REPRESENTING THE NUMBER OF SHARES OF FLORIDA PROGRESS
                CORPORATION COMMON STOCK OUTSTANDING ON SEPTEMBER 30, 1999)
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $54.00 FOR SHARES EXCHANGED FOR CASH
                CONSIDERATION (65% OF FLORIDA PROGRESS CORPORATION'S
                OUTSTANDING SHARES, OR 63,994,466 SHARES) AND $45.25
                (AVERAGE HIGH ($45.75) AND LOW ($44.75) SALES PRICES OF THE
                FLORIDA PROGRESS CORPORATION COMMON STOCK ON THE NEW YORK
                STOCK EXCHANGE REPORTED IN THE CONSOLIDATED REPORTING SYSTEM
                ON OCTOBER 15, 1999) FOR SHARES EXCHANGED FOR STOCK
                CONSIDERATION (35% OF FLORIDA PROGRESS CORPORATION'S
                OUTSTANDING SHARES OR 34,458,559 SHARES)
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                $5,014,950,958
                ------------------------------------------------------------
           (5)  Total fee paid:
                $1,002,990
                ------------------------------------------------------------

/X/        Fee paid previously with preliminary materials.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                $1,002,990
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS ON SCHEDULE 14A
                ------------------------------------------------------------
           (3)  Filing Party:
                CAROLINA POWER & LIGHT COMPANY AND FLORIDA PROGRESS
                CORPORATION
                ------------------------------------------------------------
           (4)  Date Filed:
                OCTOBER 21, 1999
                ------------------------------------------------------------

--------------------------

1  The proxy statement filed herewith is a Preliminary Joint Proxy
    Statement/Prospectus to be used by CP&L Energy, Inc., formerly named CP&L Holdings, Inc., and Florida Progress Corporation at each of their respective meetings of shareholders relating to the transactions set forth in the Amended and Restated Agreement and Plan of Exchange, dated August 22, 1999 as amended and restated March 3, 2000.

[CP&L ENERGY LOGO]                                                             [FLORIDA PROGRESS LOGO]
PROXY STATEMENT/PROSPECTUS                                                             PROXY STATEMENT


Dear CP&L Energy, Inc. and Florida Progress Corporation Shareholders:

    The boards of directors of CP&L Energy, Inc., Carolina Power & Light Company and Florida Progress Corporation have agreed to a share exchange transaction and have entered into an amended and restated agreement and plan of exchange among Carolina Power & Light, CP&L Energy and Florida Progress. CP&L Energy recently became the holding company for Carolina Power & Light. The share exchange is structured so that Florida Progress will become a subsidiary of CP&L Energy.

    The terms of the share exchange provide that, for each share of Florida Progress common stock that they own, Florida Progress shareholders will be able to elect to receive either $54.00 in cash or a number of shares of CP&L Energy common stock designed to provide Florida Progress shareholders with CP&L Energy stock having a value of $54.00, subject to adjustment. The actual value of any stock consideration may be less than or more than $54.00, depending on the market price of CP&L Energy common stock on the date the share exchange closes. The number of CP&L Energy shares to be exchanged for each Florida Progress share will be between 1.1897 and 1.4543, based on the value of CP&L Energy shares during a 20-day period before the effective time of the share exchange. Each holder of Florida Progress common stock may choose to exchange some of their shares for cash and some for CP&L Energy common stock; however, the right of Florida Progress shareholders to elect to receive cash or stock is subject to proration if the elections exceed 65% in cash or 35% in stock. Florida Progress shareholders also will receive one contingent value obligation for each share of Florida Progress common stock they own. Each contingent value obligation will represent the right to receive contingent payments based upon the net after-tax cash flow to CP&L Energy generated by four synthetic fuel plants purchased by Florida Progress in October 1999. Due to a number of uncertainties regarding the performance of these plants and the potential tax benefits they may produce, no assurances can be given as to the timing or amounts of payments, if any, that may be made on the contingent value obligations.

    The exact exchange ratio and value of the CP&L Energy common stock that the Florida Progress shareholders will receive in the share exchange will not be determined until after the shareholders have voted and shortly before the date that the share exchange is completed. However, we estimate that Florida Progress shareholders will own between 20% and 24% of the outstanding CP&L Energy common stock immediately after the share exchange. The common stock of CP&L Energy is listed on the New York Stock Exchange under the symbol "CPL". The contingent value obligations of CP&L Energy will not be listed on any stock exchange or included in any interdealer quotation system.


    The share exchange cannot be completed without approval by the shareholders of CP&L Energy and Florida Progress. Florida Progress shareholders will also be asked to elect three Florida Progress directors. Whether or not you plan to attend your meeting, please take the time to vote by completing and mailing the enclosed proxy card or voting by telephone or the internet in accordance with the instructions on the enclosed proxy card.



    Only shareholders of record of CP&L Energy on             , 2000 and
shareholders of record of Florida Progress on             , 2000 are entitled to
attend or vote at the meetings. The dates, times and places of the meetings are:


For CP&L Energy shareholders:              For Florida Progress shareholders:
, 2000 at a.m.                             , 2000 at a.m.


    Information about the share exchange and the other items to be voted on at the meetings is contained in this joint proxy statement/prospectus. WE URGE YOU TO READ THIS MATERIAL, INCLUDING THE SECTION ENTITLED "RISK FACTORS RELATING TO
THE SHARE EXCHANGE" BEGINNING ON PAGE   AND "RISK FACTORS ASSOCIATED WITH THE
EARTHCO PLANTS AND CONTINGENT VALUE OBLIGATIONS" ON PAGE   .


              William Cavanaugh III                                   Richard Korpan
         Chairman of the Board, President                    Chairman of the Board, President
           and Chief Executive Officer                         and Chief Executive Officer
                CP&L Energy, Inc.                              Florida Progress Corporation
          Carolina Power & Light Company

                            EACH VOTE IS IMPORTANT.
               PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED THIS DOCUMENT OR THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE SHARE EXCHANGE OR DETERMINED IF THIS DOCUMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        This joint proxy statement/prospectus is dated            , 2000
          and it is first being mailed on or about            , 2000.

    THIS DOCUMENT IS THE JOINT PROXY STATEMENT OF CP&L ENERGY AND FLORIDA PROGRESS FOR THEIR SHAREHOLDER MEETINGS AND THE PROSPECTUS OF CP&L ENERGY FOR THE COMMON STOCK AND CONTINGENT VALUE OBLIGATIONS TO BE ISSUED IN THE SHARE EXCHANGE. THIS DOCUMENT GIVES YOU DETAILED INFORMATION ABOUT THE PROPOSED SHARE EXCHANGE. THIS JOINT PROXY STATEMENT/PROSPECTUS INCORPORATES BY REFERENCE TO OTHER DOCUMENTS IMPORTANT BUSINESS AND FINANCIAL INFORMATION ABOUT CAROLINA POWER & LIGHT, CP&L ENERGY AND FLORIDA PROGRESS THAT IS NOT INCLUDED IN THIS JOINT PROXY STATEMENT/PROSPECTUS. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON
PAGE   FOR ADDITIONAL INFORMATION ABOUT THE COMPANIES ON FILE WITH THE
SECURITIES AND EXCHANGE COMMISSION. TO OBTAIN TIMELY DELIVERY, CP&L ENERGY AND FLORIDA PROGRESS SHAREHOLDERS MUST REQUEST THIS INFORMATION NO LATER THAN FIVE BUSINESS DAYS BEFORE THEY MAKE THEIR INVESTMENT DECISION. THEREFORE, CP&L ENERGY
SHAREHOLDERS MUST REQUEST THIS INFORMATION BY             , 2000 AND FLORIDA
PROGRESS SHAREHOLDERS MUST REQUEST THIS INFORMATION BY             , 2000. YOU
MAY OBTAIN THESE DOCUMENTS WITHOUT CHARGE BY WRITING OR CALLING CP&L ENERGY OR FLORIDA PROGRESS AT THE FOLLOWING ADDRESSES AND TELEPHONE NUMBERS:


                CP&L Energy, Inc.                              Florida Progress Corporation
          Carolina Power & Light Company                            Investors Services
              Shareholder Relations                               P.O. Box 14042 (BT11B)
             411 Fayetteville Street                          St. Petersburg, Florida 33733
          Raleigh, North Carolina 27601                         Telephone: (800) 937-2640
            Telephone: (800) 662-7232

                            [FLORIDA PROGRESS LOGO]


                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS


FLORIDA PROGRESS CORPORATION

                                                                   , 2000

To the Common Shareholders:


    You are cordially invited to attend the annual meeting of shareholders of
Florida Progress Corporation at             , local time, on             , 2000,
at                         , to vote on a proposal recommended by the board of
directors of Florida Progress to approve the amended and restated agreement and plan of exchange, including the related plan of share exchange, among Florida Progress, Carolina Power & Light Company and CP&L Energy, Inc., and the transactions contemplated thereby, pursuant to which Florida Progress will become a wholly owned subsidiary of CP&L Energy; to elect three directors to serve for a three year term; and to transact any other business which may properly come before the Florida Progress annual meeting or any postponements or adjournments thereof.



    The board of directors has fixed the close of business on             ,
2000, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. A complete list of shareholders entitled to vote at the annual meeting will be open to examination by the shareholders, during regular business hours, for a period of ten days prior to the meeting at the principal executive offices of Florida Progress, One Progress Plaza, St. Petersburg, Florida 33701.



    If you have shares registered in the name of a brokerage firm, trustee or other nominee and you plan to attend the annual meeting, please obtain from the registered holder a letter, account statement or other evidence of your beneficial ownership of the shares to facilitate your registration at the meeting.



    THE BOARD OF DIRECTORS OF FLORIDA PROGRESS HAS DETERMINED THAT THE AMENDED AND RESTATED AGREEMENT AND PLAN OF EXCHANGE, INCLUDING THE RELATED PLAN OF SHARE EXCHANGE, AND THE TRANSACTIONS CONTEMPLATED THEREBY ARE IN THE BEST INTERESTS OF FLORIDA PROGRESS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDED AND RESTATED AGREEMENT AND PLAN OF EXCHANGE, INCLUDING THE RELATED PLAN OF SHARE EXCHANGE, AND TRANSACTIONS CONTEMPLATED THEREBY AT THE ANNUAL MEETING.


                                          By order of the Board of Directors,

                                          Kathleen M. Haley
                                          Vice President and Corporate Secretary


    You are urged, whether you own one or many shares, to mark, date, sign and promptly mail the enclosed proxy in the enclosed envelope, which requires no postage. You may also vote your shares by telephone or through the internet by following the instructions we have provided on the enclosed proxy card. You may revoke your proxy (or your vote cast by telephone or through the internet) at any time before the vote is taken by delivering to the Secretary a written revocation or a proxy with a later date or by voting your shares in person at the annual meeting. You may also change a vote cast by telephone or through the internet by revoting by telephone or through the internet.


          PLEASE DO NOT SEND STOCK CERTIFICATES WITH YOUR PROXY CARD.

    TO FIND ANY ONE OF THE PRINCIPAL SECTIONS IDENTIFIED BELOW, SIMPLY BEND THE DOCUMENT SLIGHTLY TO EXPOSE THE BLACK TABS AND OPEN THE DOCUMENT TO THE TAB WHICH CORRESPONDS TO THE TITLE OF THE SECTION YOU WISH TO READ.



                                                               TABLE OF CONTENTS


                                  QUESTIONS AND ANSWERS ABOUT THE SHARE EXCHANGE


                                                                         SUMMARY


                                                MARKET PRICES AND DIVIDENDS PAID


                                     RISK FACTORS RELATING TO THE SHARE EXCHANGE


                                             THE FLORIDA PROGRESS ANNUAL MEETING


                                                 THE CP&L ENERGY SPECIAL MEETING


                                                              THE SHARE EXCHANGE


                    UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION


COMPARATIVE RIGHTS OF FLORIDA PROGRESS SHAREHOLDERS AND CP&L ENERGY SHAREHOLDERS


                                 DESCRIPTION OF THE CONTINGENT VALUE OBLIGATIONS


                                                           ELECTION OF DIRECTORS


                                             WHERE YOU CAN FIND MORE INFORMATION


                                                                         ANNEXES

                               TABLE OF CONTENTS



QUESTIONS AND ANSWERS ABOUT THE SHARE EXCHANGE..............      1

SUMMARY.....................................................      3
  The Companies.............................................      3
  The Share Exchange........................................      4
  Organizational Structure..................................      4
  What You Will Receive in the Share Exchange...............      5
  How the Share Exchange will Affect Stock Dividends........      8
  The Florida Progress Annual Meeting.......................      8
  The CP&L Energy Special Meeting...........................      9
  Our Recommendations to Shareholders.......................      9
  Opinion of the Financial Advisor to Florida Progress......      9
  Opinion of the Financial Advisor to CP&L Energy...........     10
  Regulatory Approvals......................................     10
  Conditions to the Share Exchange..........................     10
  Termination of the Exchange Agreement.....................     11
  Termination Fee...........................................     11
  Important Federal Income Tax Consequences.................     12
  Accounting Treatment......................................     12
  Conflicts of Interest.....................................     12
  Comparison of Shareholder Rights..........................     13
  Where You Can Find More Information.......................     13

MARKET PRICES AND DIVIDENDS PAID............................     14

SELECTED HISTORICAL FINANCIAL INFORMATION...................     15
  CP&L Energy, Inc. and Carolina Power & Light Company......     15
  Florida Progress Corporation..............................     16

COMPARATIVE PER SHARE INFORMATION...........................     17

UNAUDITED SELECTED PRO FORMA COMBINED CONDENSED FINANCIAL
INFORMATION.................................................     19

RISK FACTORS RELATING TO THE SHARE EXCHANGE.................     20
  Transaction Risks.........................................     20
  Operational Risks.........................................     22
  Holding Company Structure.................................     23

RISK FACTORS ASSOCIATED WITH THE EARTHCO PLANTS AND
CONTINGENT VALUE OBLIGATIONS................................     23
  No Public Market for the Contingent Value Obligations.....     23
  Tax Risks.................................................     23
  Subordination.............................................     25

A CAUTION ABOUT FORWARD-LOOKING STATEMENTS..................     26

THE FLORIDA PROGRESS ANNUAL MEETING.........................     28
  Date and Purpose of the Annual Meeting....................     28
  Record Date for the Annual Meeting and Who is Entitled to
    Vote at the Annual Meeting..............................     28
  Voting by Proxy and How to Revoke Your Proxy..............     29
  Solicitation of Proxies...................................     30



                                      (i)

THE CP&L ENERGY SPECIAL MEETING.............................     30
  Date and Purpose of the Special Meeting...................     30
  Record Date for the Special Meeting and Who is Entitled to
    Vote at the Special Meeting.............................     30
  Voting by Proxy and How to Revoke Your Proxy..............     31
  Solicitation of Proxies...................................     32

THE SHARE EXCHANGE..........................................     33
  General...................................................     33
  What Florida Progress Shareholders Will Receive in the
    Share Exchange..........................................     33
  Cash Payments for Fractional Shares of CP&L Energy Common
    Stock...................................................     34
  Illustrations of Exchange Ratio Application and Value to
    be Received.............................................     34
  The Contingent Value Obligations..........................     36
  Florida Progress "Walk-Away" Right........................     38
  Background and Negotiation of the Share Exchange..........     38
  Reasons of Florida Progress for Agreeing to the Share
    Exchange with CP&L Energy...............................     44
  Recommendation of the Florida Progress Board of
    Directors...............................................     45
  CP&L Energy and Carolina Power & Light Reasons for the
    Share Exchange..........................................     49
  Recommendation of the CP&L Energy and Carolina Power &
    Light Boards of Directors...............................     51
  Opinion of the Financial Advisor to Florida Progress......     52
  Opinion of the Financial Advisor to Carolina Power &
    Light...................................................     64
  No Dissenters' Appraisal Rights...........................     72
  Accounting for the Share Exchange under the Purchase
    Method..................................................     72
  Restrictions on Resales by Florida Progress Affiliates....     72
  Material Federal Income Tax Consequences..................     73
  Procedures for Shareholder Elections......................     75
  Allocation Rules..........................................     76
  Conflicts of Interest.....................................     80
  Employee Benefit Matters..................................     84
  Headquarters and Other Significant Operating Locations....     85
  Effective Time............................................     85
  Regulatory Approvals Required to Complete the Share
    Exchange................................................     85
  Other Significant Conditions to the Share Exchange that
    Must be Fulfilled or Waived.............................     89
  Representations and Warranties............................     90
  Covenants of Each of Florida Progress, Carolina Power &
    Light and CP&L Energy; Conduct of Business Before the
    Effective Time..........................................     91
  Florida Progress May Not Solicit Alternative Proposals....     93
  Amendment and Waiver......................................     94
  Termination of the Exchange Agreement; Termination Fee....     95
  Florida Progress Shareholder Lawsuit Regarding the Share
    Exchange................................................     97

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
INFORMATION.................................................     98

ACQUISITION FINANCING.......................................    105

INFORMATION ABOUT FLORIDA PROGRESS..........................    105

INFORMATION ABOUT CP&L ENERGY AND CAROLINA POWER & LIGHT....    106

DESCRIPTION OF CP&L ENERGY CAPITAL STOCK....................    107
  CP&L Energy's Capitalization..............................    108
  CP&L Energy Preferred Stock...............................    108
  CP&L Energy Common Stock..................................    108
  Transfer Agent and Registrar..............................    109

COMPARATIVE RIGHTS OF FLORIDA PROGRESS SHAREHOLDERS AND CP&L
ENERGY SHAREHOLDERS.........................................    109
  Authorized Capital........................................    109
  Shareholder Action Without a Meeting......................    109
  Shareholder Inspection Rights.............................    110



                                      (ii)

  Required Shareholder Votes for Extraordinary
    Transactions............................................    110
  Anti-Takeover Laws and Provisions.........................    111
  Shareholder Rights Plans..................................    113
  Loans to Directors........................................    114
  Dissenters' Rights........................................    114
  Size, Classification and Terms of Board of Directors......    115
  Director and Officer Liability; Indemnification...........    116
  Election of Directors.....................................    116
  Removal of Directors......................................    117
  Dividend and Distribution Rights..........................    117
  Special Shareholder Meetings..............................    118
  Shareholder Proposal and Nomination Procedures............    118
  Amendment of Articles.....................................    118
  Amendment of Bylaws.......................................    119

DESCRIPTION OF THE CONTINGENT VALUE OBLIGATIONS.............    121
  Summary...................................................    121
  Description of the Contingent Value Obligations...........    124

LEGAL MATTERS...............................................    143

EXPERTS.....................................................    143

ELECTION OF DIRECTORS.......................................    144
  Information as to Nominees................................    144
  Information as to Continuing Directors....................    145
  Changes In Control........................................    147
  Legal Proceedings.........................................    147
  Certain Relationships and Related Transactions............    147
  Compliance with Section 16(a) of the Exchange Act.........    148
  Meetings of the Board of Directors and Standing
    Committees..............................................    148
  Compensation of Directors.................................    149

EXECUTIVE COMPENSATION
  Pension Plan Table........................................    152
  Employment Contracts, Termination of Employment and
    Change-in-Control Arrangements..........................    154
  Report of the Compensation Committee of the Board of
    Directors...............................................    155
  Company Performance.......................................    158
  Relationship with Independent Accountants.................    158

OTHER MATTERS...............................................    159
  Shareholder Proposals.....................................    159

WHERE YOU CAN FIND MORE INFORMATION.........................    159

WHAT INFORMATION YOU SHOULD RELY ON.........................    161

ANNEX A AMENDED AND RESTATED AGREEMENT AND PLAN OF
EXCHANGE....................................................    A-1

ANNEX B OPINION OF SALOMON SMITH BARNEY INC.................    B-1

ANNEX C OPINION OF MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED................................................    C-1

ANNEX D FORM OF CONTINGENT VALUE OBLIGATION AGREEMENT.......    D-1



                                     (iii)

                 QUESTIONS AND ANSWERS ABOUT THE SHARE EXCHANGE


Q: WHEN DO FLORIDA PROGRESS AND CP&L ENERGY EXPECT THE SHARE EXCHANGE TO BE
    COMPLETE?


A: We are working to complete the share exchange as quickly as possible and expect to do so during the fall of 2000 following receipt of necessary regulatory approvals.

Q: WHAT DO I NEED TO DO NOW?


A: You should carefully read and consider the information contained in this joint proxy statement/prospectus. You should complete and sign your proxy and return it in the enclosed return envelope or vote by telephone or through the internet in accordance with the instructions on the enclosed proxy card as soon as possible so that your shares may be represented at the appropriate meeting. If you sign, date and mail your proxy card without identifying how you want to vote, in the case of Florida Progress shareholders, your proxy will be counted "FOR" the agreement and plan of exchange and the election of the proposed Florida Progress directors, and, in the case of CP&L Energy shareholders, your proxy will be counted "FOR" the issuance of the shares of CP&L Energy common stock. If you are a Florida Progress shareholder, failure to vote in person, by telephone, by internet or by returning your completed proxy card or, if your shares are held in street name, failure to provide your broker with instructions on how to vote will have the same effect as a vote against the agreement and plan of exchange.


Q: ARE SHAREHOLDERS ENTITLED TO APPRAISAL RIGHTS?

A: No. Under Florida and North Carolina law, neither Florida Progress nor CP&L
    Energy shareholders are entitled to dissenters' rights of appraisal or other rights to demand fair value for their shares in cash by reason of the share exchange.

Q: WHO MUST APPROVE THE SHARE EXCHANGE?

A: In addition to the approvals by the Carolina Power & Light, CP&L Energy and
    Florida Progress boards of directors, which have already been obtained, the shareholders of Florida Progress must approve the amended and restated agreement and plan of exchange, including the related plan of share exchange, and the shareholders of CP&L Energy must approve the issuance of shares of CP&L Energy common stock in connection with the share exchange. We must also obtain some regulatory approvals for the share exchange. Please
    read the more detailed description of the regulatory approvals on pages   to
      .

Q: CAN I CHANGE MY VOTE AFTER I MAIL MY SIGNED PROXY OR IF I VOTED BY TELEPHONE
    OR THROUGH THE INTERNET?


A: Yes. You can change your vote at any time before your proxy is voted at the appropriate meeting. You can do this in one of several ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy. If you choose either of these two methods, you must submit your notice of revocation or your new
    proxy for Florida Progress shares at the address on page       and for CP&L
    Energy shares at the address on page       . Third, you can attend the
    appropriate meeting and vote in person. Fourth, if you retained a copy of the voter control number found on the enclosed proxy card, you can change your vote by accessing the internet or by telephone. Finally, if you voted by telephone or through the internet, you can also change your vote by any of these methods or you can revote by following the instructions on the enclosed proxy form.


Q: MY SHARES ARE HELD IN "STREET NAME." WILL MY BROKER VOTE MY SHARES ON THE
    SHARE EXCHANGE?

A: A broker will vote your shares on the agreement and plan of exchange or the issuance of shares of CP&L Energy common stock only if you provide your broker with instructions on how to vote. You should follow the directions provided by your broker(s) regarding how to instruct brokers to vote the shares.

Q: WHEN AND HOW WILL FLORIDA PROGRESS SHAREHOLDERS MAKE THEIR ELECTIONS FOR CASH
    OR CP&L ENERGY COMMON STOCK?

A: Shortly before the share exchange is completed, written instructions will be sent to Florida Progress shareholders for making their elections for cash or CP&L Energy common stock.

Q: SHOULD I SEND IN MY CERTIFICATES NOW?

A: FLORIDA PROGRESS SHAREHOLDERS:  NO, YOU SHOULD NOT SEND IN YOUR STOCK
    CERTIFICATES WITH YOUR PROXY. You will receive instructions for exchanging your stock certificates along with the instructions for making your election.

A: CP&L ENERGY SHAREHOLDERS:  No. You will keep your stock certificates.

Q: WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the share exchange or if you need additional copies of this joint proxy statement/prospectus or the enclosed proxy, you should contact:

        CP&L Energy, Inc.
        Carolina Power & Light Company
        Shareholder Relations
        411 Fayetteville Street
        Raleigh, North Carolina 27601
        (800) 662-7232
        Florida Progress Corporation
        Investor Services
        P.O. Box 14042 (BT11B)
        St. Petersburg, Florida 33733
        (800) 937-2640

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS MATERIAL INFORMATION FROM THIS JOINT PROXY STATEMENT/PROSPECTUS. IT DOES NOT CONTAIN ALL OF THE DETAILED INFORMATION THAT MAY BE IMPORTANT TO YOU. TO UNDERSTAND THE SHARE EXCHANGE FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE SHARE EXCHANGE, YOU SHOULD READ CAREFULLY THIS ENTIRE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER DOCUMENTS TO WHICH WE REFER. FOR MORE INFORMATION ABOUT CP&L ENERGY, CAROLINA POWER & LIGHT, AND FLORIDA PROGRESS, SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE
  . EACH ITEM IN THIS SUMMARY REFERS TO THE PAGES WHERE THAT SUBJECT IS DISCUSSED MORE FULLY.

THE COMPANIES (PAGES   )

CP&L ENERGY, INC.
CAROLINA POWER & LIGHT COMPANY
411 Fayetteville Street
Raleigh, North Carolina 27601
(919) 546-6111

    CP&L Energy, Inc., formerly known as CP&L Holdings, Inc., a North Carolina corporation, was incorporated in August 1999 under the laws of the State of North Carolina and became the holding company for Carolina Power & Light Company
on       , 2000. At that time, the holders of Carolina Power & Light common stock became the holders of the outstanding stock of CP&L Energy, through a one-for-one share exchange. See "Information About CP&L Energy and Carolina
Power & Light--The Recent Holding Company Restructuring" on page       for a
description of the recent holding company restructuring.

    CP&L Energy operates its utility businesses through three subsidiaries. Carolina Power & Light Company, a North Carolina corporation, is a public service corporation that provides electricity and energy related services to more than 1.2 million customers in North Carolina and South Carolina and, through its wholly owned subsidiary, North Carolina Natural Gas Corporation, provides natural gas, propane and related service to approximately 178,000 customers in south-central and eastern North Carolina.


    Interpath Communications, Inc., a wholly owned subsidiary of Carolina
Power & Light, is primarily engaged in providing internet-based services. On
May 3, 2000, Carolina Power & Light signed a letter of intent with Bain
Capital, Inc., a private equity fund, to form a new company. Under the agreement, Carolina Power & Light and Bain will each invest $50 million of new equity, in addition to an investment by Carolina Power & Light of the Application Service Provider assets of Interpath. Upon completion of the transaction, Carolina Power & Light will own 35% and Bain will own 65% of the newly formed company. Closing of this transaction is expected to occur during the second quarter of 2000. Carolina Power & Light will retain the fiber optic network assets currently owned by Interpath as well as certain other assets of Interpath. The fiber optic network assets will be part of a capacity sharing and marketing agreement with Progress Telecom, a subsidiary of Florida Progress.


    CP&L Energy's diversified, non-utility operations segment includes Strategic Resource Solutions Corp., a wholly owned subsidiary of Carolina Power & Light, specializing in facilities and energy management software, systems and services for educational, commercial, industrial and governmental markets nationwide.

    At             ,       , CP&L Energy had total consolidated assets of
approximately $ billion and total consolidated shareholders' equity of approximately $ billion.

FLORIDA PROGRESS CORPORATION
One Progress Plaza
St. Petersburg, Florida 33701
(727) 824-6400


    Florida Progress Corporation, a Florida corporation, is a diversified electric utility holding company. Florida Power Corporation, a Florida corporation and Florida Progress' largest subsidiary, is a regulated public utility engaged in the generation, purchase, transmission, distribution and sale of electricity. It provides electric services to an average of 1.3 million customers in central and north

Florida. In 1999, Florida Power accounted for 68% of Florida Progress' consolidated revenues, 77% of its assets and 84% of its net income.


    Florida Progress also has diversified, non-utility operations which are owned, directly or indirectly, through Progress Capital Holdings, Inc., a Florida corporation and a wholly owned subsidiary of Florida Progress. The diversified, non-utility operations segment includes Electric Fuels Corporation, an energy and transportation company. The primary segments of Electric Fuels are energy and related services, rail services and inland marine transportation.


    One aspect of Electric Fuels' energy and related services business segment is the ownership and operation of synthetic fuel plants. Synthetic fuel is produced by mixing coal feedstock with a complex petroleum hydrocarbon-based binder and processing that mixture. This process significantly changes the chemical composition of the coal and results in a solid synthetic fuel. This fuel should qualify for alternative fuel tax credits in accordance with section 29 of the U.S. Internal Revenue Code. In October 1999, Electric Fuels purchased 100% interests in four synthetic fuel plants from EARTHCO, an unrelated company. We refer to these four plants in this joint proxy statement/prospectus as the EARTHCO plants. A 90% interest in one of the EARTHCO plants has been sold by an Electric Fuels entity to Carolina Power & Light. See "The Share Exchange--Background and Negotiation of the Share Exchange."


    At             ,       , Florida Progress had total consolidated assets of
approximately $      billion and total consolidated common stock equity of
approximately $      billion.

THE SHARE EXCHANGE

    THE AMENDED AND RESTATED AGREEMENT AND PLAN OF EXCHANGE AND RELATED PLAN OF SHARE EXCHANGE ARE ATTACHED AS ANNEX A TO THIS JOINT PROXY STATEMENT/PROSPECTUS. THESE ARE THE LEGAL DOCUMENTS THAT GOVERN THE SHARE EXCHANGE AND THE SHAREHOLDER ELECTION PROCEDURE. WE ENCOURAGE YOU TO READ THESE DOCUMENTS CAREFULLY. IN THIS JOINT PROXY STATEMENT/ PROSPECTUS, WE REFER TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF EXCHANGE, INCLUDING THE RELATED PLAN OF SHARE EXCHANGE, AS THE EXCHANGE AGREEMENT.

ORGANIZATIONAL STRUCTURE

    The following charts show (1) CP&L Energy's current corporate structure reflecting its recent holding company restructuring, and (2) the proposed corporate structure for CP&L Energy following the completion of the share exchange:

                       CURRENT HOLDING COMPANY STRUCTURE


     [ORGANIZATIONAL CHART REFLECTING CORPORATE HOLDING COMPANY STRUCTURE]


                         POST-SHARE EXCHANGE STRUCTURE


 [ORGANIZATIONAL CHART REFLECTING CORPORATE HOLDING COMPANY STRUCTURE AFTER THE
                                SHARE EXCHANGE]


    At or about the time the share exchange is completed, the name of CP&L Energy likely will be changed to better reflect its anticipated future business operations.

WHAT YOU WILL RECEIVE IN THE SHARE EXCHANGE (PAGE   )

    FLORIDA PROGRESS SHAREHOLDERS: Under the terms of the exchange agreement, Florida Progress shareholders will be able to elect to receive for each share of Florida Progress common stock they own:

    - $54.00 in cash; or

    - a number of shares of CP&L Energy common stock equal to the exchange ratio, which is designed to provide Florida Progress shareholders with CP&L Energy common stock having a value of $54.00, subject to adjustments described below.


    You will also receive one contingent value obligation for each share of Florida Progress common stock you own. Each contingent value obligation will represent the right to receive contingent payments based upon the net after-tax cash flow to CP&L Energy generated by the EARTHCO plants. In the aggregate, holders of contingent value obligations will be entitled to payments equal to 50% of the net after-tax cash flow generated by the EARTHCO plants in excess of $80 million per year for each of the years 2001 through 2007.



    Due to a number of uncertainties regarding the performance of these plants and the potential tax benefits they may produce, no assurances can be given as to the timing or amounts of payments, if any, that may be made on the contingent value obligations. It is not possible to know precisely the value of the contingent value obligations at this time, nor to predict the extent to which any market for contingent value obligations may develop. It is possible that the contingent value obligations may never have any significant value.



    Except for payments made as a result of the sale of all or a portion of the EARTHCO plants, payments on the contingent value obligations will not be made until tax audit matters are resolved, which, based on our past tax audit experience, means that we anticipate payments will not begin before 2007. In addition, the contingent value obligations will be subordinate and junior in right of payment to all CP&L Energy's senior indebtedness, and the contingent value obligation agreement, under which the contingent value obligations will be issued, does not limit the aggregate amount of senior indebtedness that CP&L Energy may incur. See "Risk Factors Associated with the EARTHCO Plants and Contingent Value Obligations," "The Share Exchange--The Contingent Value Obligations" and "Description of the Contingent Value Obligations."


    The exchange ratio will be determined by dividing $54.00 by the average of the closing sale price per share of CP&L Energy common stock as reported on the New York Stock Exchange Composite Tape on each of the 20-consecutive trading days ending with the fifth trading day before the closing of the share exchange. This exchange ratio is subject to the following two adjustments:

    - if the average closing price of CP&L Energy common stock as calculated above exceeds $45.39, the exchange ratio described above will be fixed at 1.1897; and

    - if the average closing price falls below $37.13, the exchange ratio described above will be fixed at 1.4543.

    This means that the number of shares of CP&L Energy common stock received for each share of Florida Progress common stock will never be less than 1.1897 or more than 1.4543 regardless of what happens to CP&L Energy's stock price shortly before the share exchange. This also means that if the average closing price of CP&L Energy common stock is less than $37.13 or more than $45.39, the value of the CP&L Energy common stock delivered to holders of Florida Progress common stock would be less than or more than $54.00. Assuming the average closing price were equal to $ . , which was closing sales price of Carolina
Power & Light shares on             , 2000, the value of CP&L Energy common
stock delivered to Florida Progress shareholders for each share of Florida Progress common stock would equal approximately $ . .

    Florida Progress shareholders will receive a check in payment for any fractional shares of CP&L Energy common stock to which they would be entitled based on the average closing price of CP&L Energy common stock for the 20-day trading period.


    The right of Florida Progress shareholders to receive cash or CP&L Energy common stock is subject to proration in the event that elections exceed 65% in cash and 35% in stock. You will receive contingent value obligations regardless of any election you have made or any allocation or proration procedures. We have included below a table showing examples of the exchange ratio and cash and shares of CP&L Energy common stock to be received by Florida Progress shareholders in the share exchange, based on various average closing prices of CP&L Energy common stock and assuming that a Florida Progress shareholder owns 100 shares of Florida Progress common stock, and elected to receive 65% cash and 35% shares of CP&L Energy common stock as consideration and no proration occurred. The examples provided assume that the market price of a share of CP&L Energy common stock on the day the share exchange is completed is equal to the average closing price of CP&L Energy common stock. This table excludes any value attributable to the contingent value obligations. The table also highlights the minimum and maximum exchange ratios and the point at which Florida Progress' walk-away right would be effective:


       ILLUSTRATIONS OF EXCHANGE RATIO APPLICATION AND THE VALUE OF CASH
                     AND STOCK CONSIDERATION TO BE RECEIVED

                                                         NUMBER OF                                                  TOTAL VALUE OF
                                                           WHOLE        $ VALUE OF       CASH                       CASH AND STOCK
                               AVERAGE                      CP&L           CP&L        PAYMENT         CASH        CONSIDERATION TO
                                CP&L                       ENERGY         ENERGY         FOR       CONSIDERATION   BE RECEIVED PER
                               ENERGY       EXCHANGE    SHARES TO BE   SHARES TO BE   FRACTIONAL       TO BE         100 FLORIDA
                            CLOSING PRICE     RATIO       RECEIVED       RECEIVED       SHARE        RECEIVED      PROGRESS SHARES*
                            -------------   ---------   ------------   ------------   ----------   -------------   ----------------
                               $50.00         1.1897         41         $2,050.00       $31.98       $3,510.00        $5,591.98
                               $48.00         1.1897         41         $1,968.00       $30.70       $3,510.00        $5,508.70
Exchange Ratio
  Limitation..............     $45.39         1.1897         41         $1,860.99       $29.03       $3,510.00        $5,400.02
                               $44.00         1.2273         42         $1,848.00       $42.04       $3,510.00        $5,400.04
                               $42.00         1.2857         44         $1,848.00       $41.98       $3,510.00        $5,399.98
                               $41.00         1.3171         46         $1,886.00       $ 4.04       $3,510.00        $5,400.04
                               $39.00         1.3846         48         $1,872.00       $17.98       $3,510.00        $5,399.98
Exchange Ratio
  Limitation..............     $37.13         1.4543         50         $1,856.50       $33.44       $3,510.00        $5,399.94
                               $35.00         1.4543         50         $1,750.00       $31.52       $3,510.00        $5,291.52
                               $33.00         1.4543         50         $1,650.00       $29.72       $3,510.00        $5,189.72
Walk-Away
  Right...................     $30.00         1.4543         50         $1,500.00       $27.02       $3,510.00        $5,037.02
                               $29.00         1.4543         50         $1,450.00       $26.11       $3,510.00        $4,986.11
                               $28.00         1.4543         50         $1,400.00       $25.21       $3,510.00        $4,935.21
                               $27.00         1.4543         50         $1,350.00       $24.31       $3,510.00        $4,884.31

------------------------------

* Excluding any value attributable to the contingent value obligations. See "The Share Exchange--The Contingent Value Obligations."


    We expect CP&L Energy will issue a maximum of approximately 50,244,000 shares of CP&L Energy common stock and pay approximately $3.465 billion in cash, on a fully diluted basis, in the share exchange, excluding any value attributable to the contingent value obligations. However, because we estimate
that there will be a        to        month time period between the Florida
Progress annual meeting and the completion of the share exchange, Florida Progress shareholders will not know the composition or the actual value of the consideration they will receive or the number of shares to be issued by CP&L Energy at the time they vote.



    The right of Florida Progress shareholders to elect to receive cash or CP&L Energy common stock is subject to proration in the event that elections exceed 65% in cash or 35% in stock. Consequently, the amounts of cash and CP&L Energy common stock Florida Progress shareholders receive may be different from the amounts Florida Progress shareholders elect. The contingent value obligations will not be subject to proration. The tables below illustrate the potential effects of allocation on a holder of 100 shares of Florida Progress common stock who elects, (1) in the case of Table 1, to receive stock consideration with respect to all 100 shares and (2) in the case of Table 2, to receive cash consideration with respect to all 100 shares. Both tables assume an exchange ratio of 1.4543 based on the assumption that the average closing price is $30.209, which is the average of the closing sales price per share on each of the 20 consecutive trading days ending with the fifth trading day before the end of the first fiscal quarter of 2000, the period for which pro forma financial information is included in this joint proxy statement/prospectus. THE FOLLOWING TWO TABLES ARE FOR PURPOSES OF ILLUSTRATION ONLY, AND ARE BASED ON THE ASSUMPTIONS DESCRIBED IN THE TABLES AND ELSEWHERE UNDER "THE SHARE
EXCHANGE--ALLOCATION RULES" BEGINNING ON PAGE   . THE ACTUAL AMOUNTS OF STOCK
CONSIDERATION AND/OR CASH CONSIDERATION TO BE RECEIVED BY A FLORIDA PROGRESS SHAREHOLDER MAY DIFFER BASED ON THE ACTUAL EXCHANGE RATIO AND THE ACTUAL ELECTIONS MADE BY ALL FLORIDA PROGRESS SHAREHOLDERS IN THE AGGREGATE. The tables exclude the value of the contingent value obligations.


                                    TABLE 1

                       ILLUSTRATION OF POTENTIAL EFFECTS
                            OF ALLOCATION PROCEDURES
                      ON A HOLDER OF 100 SHARES OF FLORIDA
                           PROGRESS COMMON STOCK WHO
                   MAKES A STOCK ELECTION WITH RESPECT TO ALL
                                   100 SHARES

  PERCENTAGE OF ALL
      SHARES OF
       FLORIDA                     NUMBER OF CP&L
      PROGRESS                     ENERGY SHARES
    COMMON STOCK                    RECEIVED AS     AMOUNT OF CASH
    MAKING STOCK        EXCHANGE       STOCK        CONSIDERATION
      ELECTIONS          RATIO     CONSIDERATION       RECEIVED
---------------------   --------   --------------   --------------
         25%             1.4543         145           $    0.00
         35%             1.4543         145           $    0.00
         50%             1.4543         101           $1,620.00
         75%             1.4543          68           $2,862.00
         85%             1.4543          61           $3,132.00
        100%             1.4543          50           $3,510.00

                                    TABLE 2

                      ILLUSTRATION OF POTENTIAL EFFECTS OF
                             ALLOCATION PROCEDURES
                      ON A HOLDER OF 100 SHARES OF FLORIDA
                        PROGRESS COMMON STOCK WHO MAKES
                 A CASH ELECTION WITH RESPECT TO ALL 100 SHARES

    PERCENTAGE OF
    ALL SHARES OF
       FLORIDA
      PROGRESS                        NUMBER OF
       COMMON                        CP&L ENERGY
        STOCK                          SHARES
       MAKING                        RECEIVED AS    AMOUNT OF CASH
        CASH            EXCHANGE        STOCK        CONSIDERATION
      ELECTIONS           RATIO     CONSIDERATION      RECEIVED
---------------------   ---------   -------------   ---------------
         50%             1.4543           0            $5,400.00
         65%             1.4543           0            $5,400.00
         75%             1.4543          20            $4,644.00
         85%             1.4543          34            $4,104.00
        100%             1.4543          50            $3,510.00

    These examples illustrate only a few of the possibilities. We cannot predict the actual amounts of stock consideration and cash consideration that Florida Progress shareholders, in the aggregate, will elect.

    See page       for examples of how the exchange ratio and the number of
shares of CP&L Energy common stock to be received by Florida Progress shareholders are calculated.

    One condition to the obligation of Florida Progress to complete the share exchange is that the average closing price of CP&L Energy common stock for the 20-day trading period ending five trading days before the share exchange, as calculated above, not be less than $30.00. It is not possible to know whether the average closing price of CP&L Energy common stock will be less than $30.00 until the fifth trading day before the closing of the share exchange. We cannot predict now whether or not the Florida Progress board of directors would exercise its right to terminate the share exchange if the average closing price were less than $30.00 See "The Share Exchange--Florida Progress "Walk-Away'
Right" on page       .


    CP&L ENERGY SHAREHOLDERS: You will not receive any new consideration in the share exchange, and will continue to own the same number of shares of CP&L Energy common stock you owned immediately before the share exchange.

HOW THE SHARE EXCHANGE WILL AFFECT STOCK DIVIDENDS (PAGE   )

    The dividend payment level of CP&L Energy after the share exchange will be determined by the CP&L Energy board of directors. We anticipate that CP&L Energy will continue Carolina Power & Light's current dividend policy which has resulted in dividend increases for 17 of the past 18 years. Carolina Power & Light currently pays a quarterly dividend of $0.515 per share. However, we cannot assure you that this dividend policy will be in effect or remain unchanged after the share exchange.


THE FLORIDA PROGRESS ANNUAL MEETING (PAGE   )



    At the annual meeting, Florida Progress shareholders will be asked to vote on a proposal to approve the amended and restated agreement and plan of exchange among CP&L Energy, Florida Progress and Carolina Power & Light Company, including the related plan of share exchange, and to elect three Florida Progress directors. Approval of the amended and restated agreement and plan of exchange, including the plan of share exchange, requires the favorable vote of shares representing a majority of the outstanding shares of Florida Progress common stock. Directors are elected by a plurality of the votes cast.



    You can vote at the annual meeting of Florida Progress shareholders if you owned Florida Progress common shares at the close of business on the record
date,             . As of             , directors and executive officers of
Florida Progress and their affiliates beneficially owned shares representing
approximately   % of the outstanding Florida Progress shares.



    If you do not vote your shares, abstain or, if you hold your shares in street name, do not provide your broker with instructions on how to vote, the effect will be a vote against the amended and restated agreement and plan of exchange and the plan of share exchange, except that if you do not vote your shares held in the Savings Plan for Employees of Florida Progress Corporation, the trustee of the plan will vote those shares in accordance with its judgment of the best interests of the participants in the plan. Abstentions, broker non-votes and failures to vote will not have any legal effect on the election of Florida Progress directors.


THE CP&L ENERGY SPECIAL MEETING (PAGE   )

    At the special meeting, CP&L Energy shareholders will be asked to vote on a proposal to approve the issuance of shares of CP&L Energy common stock in connection with the amended and restated agreement and plan of exchange. Approval of the issuance of shares of CP&L Energy common stock in connection with the amended and restated agreement and plan of exchange requires the favorable vote of a majority of the votes cast by holders of CP&L Energy common stock, voting together as one class, provided that a majority of all outstanding shares is voted at the special meeting.

    You can vote at the special meeting of CP&L Energy shareholders if you owned shares of CP&L Energy common stock of record at the close of business on the record
date,             . As of the record date, directors and executive officers of
CP&L Energy and their affiliates beneficially owned approximately       % of the
outstanding voting stock of CP&L Energy.

OUR RECOMMENDATIONS TO SHAREHOLDERS (PAGE   )

    FLORIDA PROGRESS (PAGE   )


    All of the members of the Florida Progress board of directors recommend that its shareholders vote "FOR" the proposal to approve the amended and restated agreement and plan of exchange, including the related plan of share exchange, and "FOR" the proposed Florida Progress directors.


    CP&L ENERGY (PAGE   )


    All of the members of the CP&L Energy board of directors recommend that its shareholders vote "FOR" the proposal to approve the issuance of shares of CP&L Energy common stock in connection with the exchange agreement.


OPINION OF THE FINANCIAL ADVISOR TO FLORIDA PROGRESS (PAGE   )

    In connection with the share exchange, the Florida Progress board of directors received a written opinion, dated March 3, 2000, from Salomon Smith Barney Inc. as to the fairness, from a financial point of view, of the exchange consideration to the holders of Florida Progress common stock. Florida Progress currently intends to request that Salomon Smith Barney confirm its opinion as of the date of this joint proxy statement/prospectus. Salomon Smith Barney will receive an estimated aggregate fee for its financial advisory services to Florida Progress in the share exchange of approximately $17 million based on the closing stock price of Carolina Power & Light common stock as of March 2, 2000, a significant portion of which is contingent upon the closing of the share exchange. SALOMON SMITH BARNEY'S OPINION IS ADDRESSED TO THE FLORIDA PROGRESS BOARD OF DIRECTORS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO THE FORM OF THE CASH OR STOCK CONSIDERATION TO BE ELECTED BY ANY SHAREHOLDER, HOW ANY SHAREHOLDER SHOULD VOTE ON THE SHARE EXCHANGE OR WITH RESPECT TO ANY OTHER MATTER RELATING TO THE SHARE EXCHANGE.

    THE FULL TEXT OF SALOMON SMITH BARNEY'S WRITTEN OPINION, DATED MARCH 3, 2000, IS ATTACHED TO THE BACK OF THIS DOCUMENT AS ANNEX B. WE ENCOURAGE YOU TO READ THIS OPINION CAREFULLY IN ITS ENTIRETY FOR A DESCRIPTION OF THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN.

OPINION OF THE FINANCIAL ADVISOR TO CAROLINA POWER & LIGHT (PAGE   )

    The Carolina Power & Light board of directors has retained Merrill Lynch, Pierce, Fenner & Smith Incorporated as its financial advisor in connection with the share exchange and to assist the board of directors in evaluating the financial terms of the share exchange. Merrill Lynch has delivered its opinion to the Carolina Power & Light board of directors to the effect that, as of February 25, 2000, the exchange consideration to be paid by CP&L Energy under the share exchange was fair to Carolina Power & Light and CP&L Energy from a financial point of view. Carolina Power & Light currently intends to request that Merrill Lynch confirm its opinion as of the date of this joint proxy statement/prospectus. Merrill Lynch's opinion does not constitute a recommendation to any shareholder as to how any shareholder should vote on the proposed issuance of CP&L Energy common stock under the share exchange or any other matter relating to the share exchange. Merrill Lynch will receive an aggregate fee for its financial advisory services to Carolina Power & Light in the share exchange of $10 million, a significant portion of which is contingent upon the closing of the share exchange.

    THE FULL TEXT OF MERRILL LYNCH'S WRITTEN OPINION, DATED FEBRUARY 25, 2000, IS ATTACHED TO THE BACK OF THIS JOINT PROXY STATEMENT/PROSPECTUS AS ANNEX C. WE ENCOURAGE YOU TO READ THIS OPINION CAREFULLY IN ITS ENTIRETY FOR A DESCRIPTION OF THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN.

REGULATORY APPROVALS (PAGE   )

    In order to complete the share exchange, we must receive approvals from and/or make filings with various U.S. federal and state governmental agencies. At the federal level, these approvals include approval of the Securities and Exchange Commission, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission and the Federal Communications Commission. Additionally, we must receive antitrust clearance from the Department of Justice and the Federal Trade Commission. We must receive approval of the North Carolina Utilities Commission in order to complete the share exchange. While the companies do not believe any other formal state public utility commission approvals are required for this transaction, the companies will continue their practice of constructively working with state regulators regarding their ongoing jurisdiction over Carolina Power & Light and Florida Power. In addition, as a result of Florida Progress' indirect ownership of Mid-Continent Life Insurance Company, the parties may be required to obtain approvals from insurance regulators in Oklahoma and Texas. Upon consummation of the share exchange, CP&L Energy expects that it will be subject to regulation as a holding company registered under the Public Utility Holding Company Act of 1935.

CONDITIONS TO THE SHARE EXCHANGE (PAGE   )

    The share exchange will not be completed unless customary conditions are satisfied or waived by Carolina Power & Light Company, CP&L Energy and Florida Progress, including shareholder approval, regulatory approval and the absence of governmental action to block the share exchange.

TERMINATION OF THE EXCHANGE AGREEMENT (PAGE   )

    The boards of directors of Florida Progress, Carolina Power & Light Company, and CP&L Energy can agree at any time to terminate the exchange agreement before completing the share exchange, even if the Florida Progress shareholders have voted to approve it.

    The exchange agreement may be terminated:

    - if the Florida Progress shareholders do not approve the exchange agreement or the CP&L Energy shareholders do not approve the issuance of additional shares in connection with the share exchange;

    - if the share exchange is not completed by December 31, 2000, or by June 30, 2001 if the necessary regulatory approvals have not been obtained by December 31, 2000, but all other conditions have been or could be satisfied by that time;

    - if either company violates any of its representations or warranties under the exchange agreement that has had or may reasonably be expected to have a material adverse effect and that violation has not been corrected as permitted by the agreement and plan of exchange;

    - if either company violates any of its obligations under the exchange agreement and that violation has not been corrected as permitted by the exchange agreement; or


    - if:



        - a third party makes a bona fide acquisition proposal to Florida Progress that the Florida Progress board of directors believes, in good faith after consultation with its financial advisors, is superior, from a financial point of view, to the shareholders of Florida Progress than the share exchange, and is more favorable generally to the shareholders of Florida Progress; and



        - the Florida Progress board of directors determines in good faith upon advice of outside counsel that it is required to recommend the proposal to Florida Progress shareholders; and



        - neither Carolina Power & Light nor CP&L Energy makes a new proposal that the Florida Progress board of directors believes is at least as favorable to Florida Progress shareholders.



        - In evaluating such proposals the Florida Progress board of directors must take into account all financial and strategic considerations, including relevant legal, financial, regulatory and other aspects of the proposal, and the conditions, prospects and time required for completion of the proposal.


TERMINATION FEE (PAGE   )

    Florida Progress must pay CP&L Energy a termination fee of $150 million plus out-of-pocket expenses not to exceed $25 million if the exchange agreement is terminated for any one of the following reasons:

    - Carolina Power & Light or CP&L Energy terminates the exchange agreement because the share exchange has not been completed by December 31, 2000, or by June 30, 2001 if the necessary governmental approvals were not obtained by December 31, 2000, and there is a competing proposal that has not been rejected by Florida Progress and its board of directors and withdrawn by the party making the competing proposal;

    - Florida Progress or Carolina Power & Light and CP&L Energy terminate the exchange agreement because the Florida Progress shareholders do not approve the share exchange and there has been a competing proposal that has not been rejected by Florida Progress and its board of directors and withdrawn by the party making the competing proposal;

    - Carolina Power & Light and CP&L Energy terminate the exchange agreement because Florida Progress breaches its agreement not to solicit alternative proposals except for a breach that was both inadvertent and promptly cured;

    - Carolina Power & Light and CP&L Energy terminate the exchange agreement because the Florida Progress board of directors fails to recommend to its shareholders approval of the share exchange or withdraws its recommendation to approve the exchange agreement; or

    - Florida Progress terminates the exchange agreement because Florida Progress receives a competing proposal that the Florida Progress board of directors believes to be superior to the share exchange and Carolina
      Power & Light or CP&L Energy have not made a new proposal that the Florida Progress board of directors believes is at least as favorable to Florida Progress shareholders (taking into account all financial and strategic considerations, including relevant legal, financial, regulatory and other aspects of the proposal, and the conditions, prospects and time required for completion of the proposal).

IMPORTANT FEDERAL INCOME TAX CONSEQUENCES (PAGE   )

    FLORIDA PROGRESS SHAREHOLDERS: The receipt of cash and/or shares of CP&L Energy common stock and contingent value obligations of CP&L Energy in the share exchange will be taxable to Florida Progress shareholders for federal income tax purposes. Each Florida Progress shareholder will recognize gain or loss equal to the difference between the shareholder's tax basis in his or her Florida Progress shares and the sum of the amount of any cash plus the fair market value, on the date of the share exchange, of the CP&L Energy common stock and contingent value obligations received by the shareholder. You likely will have additional taxable income if and when payments are made under the contingent value obligations.

    CP&L ENERGY SHAREHOLDERS: The share exchange will not have any tax consequences for you.

    To review the tax consequences of the share exchange in greater detail,
please read the tax discussion beginning on page   .

ACCOUNTING TREATMENT (PAGE  )

    We expect the share exchange to be accounted for as a purchase for financial reporting and accounting purposes in accordance with generally accepted accounting principles.

CONFLICTS OF INTEREST (PAGE   )

    In considering the Florida Progress board of directors' recommendation that you vote for the exchange agreement, you should be aware that several of the Florida Progress officers and directors identified in this joint proxy statement/prospectus have interests in the share exchange that are different from, or in addition to, their rights as Florida Progress shareholders.

    These interests include the following, which will become effective upon consummation of the share exchange (for purposes of calculating the amounts below, we have used September 30, 2000 as the estimated date of the consummation of the share exchange):

    - The current CEO and Chairman of the Board of Florida Progress and three other Florida Progress directors will be designated to serve on the CP&L Energy board of directors;

    - The eight non-employee directors of Florida Progress will be paid approximately $1.2 million cash in respect of an expected total of approximately 21,000 phantom stock units;

    - Twenty-six officers of Florida Progress will be entitled to receive a variety of compensation and benefits under change of control agreements, including aggregate cash payments of approximately $25.4 million based on annual salaries and bonuses and approximately $40.3 million based on long-term incentive plan grants;

    - The officers would also be entitled to non-cash severance benefits as well as additional payments, if required, to make them whole for any excise taxes they incur as a result of Section 4999 of the Internal Revenue Code;

    - Approximately 53,000 shares of restricted stock issued to officers under the long-term incentive plan will fully vest and become unrestricted shares of common stock; and

    - Following the exchange, CP&L Energy will cause Florida Progress to continue in effect existing rights of indemnification and will maintain liability insurance for Florida Progress' directors and officers.

    For more information concerning these and other benefits, please read the
more detailed description contained on pages   to   . The Florida Progress board
of directors was aware of these interests and considered them in making their recommendation.

COMPARISON OF SHAREHOLDER RIGHTS (PAGE   )

    When the share exchange is completed, Florida Progress shareholders receiving stock consideration will become holders of CP&L Energy common stock, and their rights will be governed by North Carolina law and CP&L Energy's articles of incorporation and bylaws (instead of Florida law and Florida Progress' articles of incorporation and bylaws). Differences between the rights of holders of CP&L Energy common stock and those of holders of Florida Progress
common stock are summarized on pages   to   .

WHERE YOU CAN FIND MORE INFORMATION (PAGE   )

    If you would like more information about Florida Progress, Carolina Power & Light or

CP&L Energy, it can be found in documents filed by each company with the Securities and Exchange Commission. These documents are identified on pages
      , and instructions on how you can obtain copies of these documents is
found on page       .

                        MARKET PRICES AND DIVIDENDS PAID


    CP&L Energy common stock is listed and trades on the New York Stock Exchange and the Pacific Stock Exchange under the symbol "CPL," and Florida Progress common stock is listed and trades on the New York Stock Exchange and the Pacific
Stock Exchange under the symbol "FPC." On       , 2000, Carolina Power & Light
common stock was exchanged for CP&L Energy common stock on a one-for-one basis.
As of             , 2000, CP&L Energy common stock was held of record by
approximately             persons, and Florida Progress common stock was held of
record by approximately       persons. This table shows for the indicated
periods the high and low sales prices per share for CP&L Energy, Carolina
Power & Light and Florida Progress, as reported as composite transactions in THE WALL STREET JOURNAL as New York Stock Exchange Composite Transactions, and dividends declared per share.


                                                                CP&L ENERGY AND
                                                            CAROLINA POWER & LIGHT
                                                                 COMMON STOCK
                                    -----------------------------------------------------------------------
                                                                                            PER SHARE
                                             HIGH                     LOW                   DIVIDEND
                                    ----------------------   ----------------------   ---------------------
YEAR ENDED DECEMBER 31, 1998
First Quarter.....................  $               45.750   $               40.625   $              0.485
Second Quarter....................                  45.500                   39.500                  0.485
Third Quarter.....................                  46.625                   39.938                  0.485
Fourth Quarter....................                  49.063                   45.063                  0.500

YEAR ENDED DECEMBER 31, 1999
First Quarter.....................  $               47.875   $               37.625   $              0.500
Second Quarter....................                  45.000                   36.625                  0.500
Third Quarter.....................                  43.250                   34.125                  0.500
Fourth Quarter....................                  36.813                   29.250                  0.515

YEAR ENDED DECEMBER 31, 2000
First Quarter.....................  $               37.000   $               28.250   $              0.515
Second Quarter (through May 10,
  2000)...........................                  38.000                   31.875                  0.515


                                                               FLORIDA PROGRESS
                                                                 COMMON STOCK
                                    -----------------------------------------------------------------------
                                                                                            PER SHARE
                                             HIGH                     LOW                   DIVIDEND
                                    ----------------------   ----------------------   ---------------------
YEAR ENDED DECEMBER 31, 1998
First Quarter.....................  $               42.250   $               37.688   $               0.535
Second Quarter....................                  42.875                   39.000                   0.535
Third Quarter.....................                  43.938                   38.063                   0.535
Fourth Quarter....................                  47.125                   41.000                   0.535
YEAR ENDED DECEMBER 31, 1999
First Quarter.....................  $               44.750   $               36.875   $               0.545
Second Quarter....................                  43.250                   35.875                   0.545
Third Quarter.....................                  48.000                   39.563                   0.545
Fourth Quarter....................                  46.938                   41.188                   0.545
YEAR ENDED DECEMBER 31, 2000
First Quarter.....................  $               46.500   $               40.063   $               0.555
Second Quarter (through May 10,
  2000)...........................                  50.563                   45.313                   0.555


    On August 20, 1999, the last full trading day before the public announcement of execution of the exchange agreement, the closing sale price, as reported in THE WALL STREET JOURNAL as New York Stock Exchange Composite Transactions, for Carolina Power & Light shares was $39.00, and for Florida Progress shares was
$44.625. On             , 2000, the last full trading day for which information
was available before the printing of this joint proxy statement/prospectus, the closing sale price, as reported in THE WALL STREET JOURNAL as New York Stock
Exchange Composite Transactions, for CP&L Energy shares was $      , and for
Florida Progress shares was $      . The market prices of CP&L Energy and
Florida Progress shares are subject to fluctuation. As a result, CP&L Energy and Florida Progress shareholders are urged to obtain current market quotations for CP&L Energy and Florida Progress shares.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

CP&L ENERGY, INC. AND CAROLINA POWER & LIGHT COMPANY


    On       , 2000, Carolina Power & Light common stock was exchanged for CP&L
Energy common stock on a one-for-one basis. We derived the information below from the audited consolidated financial statements of Carolina Power & Light for its fiscal years ended December 31, 1995 through 1999 and from the unaudited consolidated financial statements for the three months ended March 31, 1999 and 2000. Certain reclassifications have been made to pre-1999 operating revenues to conform to Carolina Power & Light's post-1998 presentation. You should not expect the results for the prior periods to be an indication of the results to be achieved for future periods. This information is only a summary and should be read in conjunction with Carolina Power & Light historical financial statements (and related notes) contained in its reports filed with the Securities and
Exchange Commission. See "Where You Can Find More Information" on page   .



(IN MILLIONS EXCEPT PER SHARE AND RATIO AMOUNTS)  THREE MONTHS ENDED
                                                       MARCH 31,                      YEAR ENDED DECEMBER 31,
                                                  -------------------   ----------------------------------------------------
                                                    2000       1999       1999       1998       1997       1996       1995
                                                  --------   --------   --------   --------   --------   --------   --------
                                                      (UNAUDITED)
OPERATING RESULTS

  Operating revenues......................        $  877.1   $  762.9   $3,357.6   $3,191.6   $3,036.6   $2,999.3   $3,006.6

  Net income..............................            86.0       92.2      382.3      399.2      388.3      391.3      372.6

  Earnings for common stock...............            85.3       91.5      379.3      396.3      382.3      381.7      363.0

RATIO OF EARNINGS TO FIXED CHARGES(1).....            3.93       4.40       4.12       4.38       4.17       4.12       3.67

RATIO OF EARNINGS TO FIXED CHARGES AND PREFERRED
  STOCK DIVIDENDS(1)......................            3.85       4.30       4.03       4.28       3.98       3.83       3.43

PER SHARE DATA

  Basic earnings per common share.........        $   0.56   $   0.63   $   2.56   $   2.75   $   2.66   $   2.66   $   2.48

  Diluted earnings per common share.......        $   0.56   $   0.63   $   2.55   $   2.75   $   2.66   $   2.66   $   2.48

  Dividends declared per common share.....        $  0.515   $  0.500   $  2.015   $  1.955   $  1.895   $  1.835   $  1.775

ASSETS (end of period)....................        $9,379.7   $8,465.0   $9,494.0   $8,347.4   $8,176.7   $8,298.9   $8,159.7

CAPITALIZATION (end of period)

  Common stock equity.....................        $3,429.8   $2,980.8   $3,412.6   $2,949.3   $2,818.8   $2,690.5   $2,574.7

  Preferred stock--redemption not required...         59.4       59.4       59.4       59.4       59.4      143.8      143.8

  Long-term debt, net.....................         3,028.8    2,604.6    3,028.6    2,614.4    2,415.6    2,525.6    2,610.4
                                                  --------   --------   --------   --------   --------   --------   --------

    Total capitalization..................        $6,518.0   $5,644.8    6,500.6   $5,623.1   $5,293.8   $5,359.9   $5,328.9
                                                  ========   ========   ========   ========   ========   ========   ========


------------------------


(1) Ratios for the periods ended March 31 represent the ratios for the twelve month periods ended on those dates. Due to the effects on interim period earnings of temperature variations between seasons and the timing of outages of electric generating units, fixed charge ratios for twelve-month periods more accurately reflect the ability to pay fixed charges.

FLORIDA PROGRESS CORPORATION


    We derived the information below from the audited consolidated financial statements of Florida Progress for its fiscal years ended December 31, 1995 through 1999 and from the unaudited consolidated financial statements for the three months ended March 31, 1999 and 2000. You should not expect the results for the prior periods to be an indication of the results to be achieved for future periods. This information is only a summary and should be read in conjunction with Florida Progress historical financial statements (and related notes) contained in its reports filed with the Securities and Exchange
Commission. See "Where You Can Find More Information" on page   .



(IN MILLIONS EXCEPT FOR PER SHARE AND RATIO
AMOUNTS)                                     THREE MONTHS ENDED
                                                  MARCH 31,                      YEAR ENDED DECEMBER 31,
                                             -------------------   ----------------------------------------------------
                                               2000       1999       1999       1998       1997       1996       1995
                                             --------   --------   --------   --------   --------   --------   --------
                                                 (UNAUDITED)
OPERATING RESULTS

  Revenues.............................      $  950.1   $  820.4   $3,845.1   $3,620.3   $3,316.4   $3,157.9   $3,007.8

  Net income...........................          76.5       67.6      314.9      281.7       54.3      224.4      238.9

RATIO OF EARNINGS TO FIXED CHARGES(1)...         2.80       3.24       2.90       3.16       1.72       3.74       3.61

RATIO OF EARNINGS TO FIXED CHARGES AND
  PREFERRED STOCK DIVIDENDS(1).........          2.78       3.20       2.87       3.13       1.68       3.52       3.28

PER SHARE DATA

  Basic and diluted earnings per average
    common share.......................      $   0.78   $   0.69   $   3.21   $   2.90   $   0.56   $   2.32   $   2.50

  Dividends declared per common share...     $  0.555   $  0.545   $  2.180   $   2.14   $   2.10   $   2.06   $   2.02

ASSETS (end of period).................      $6,516.5   $6,175.5   $6,528.2   $6,160.8   $5,760.0   $5,348.4   $5,550.4

CAPITALIZATION (end of period)

  Common stock equity..................      $2,037.0   $1,897.3   $2,008.7   $1,862.0   $1,776.0   $1,924.2   $2,078.1

  Cumulative preferred stock of Florida
    Power..............................          33.5       33.5       33.5       33.5       33.5       33.5      138.5

  Company-obligated mandatorily redeemable
    preferred securities...............         300.0         --      300.0         --         --         --         --

  Long-term debt.......................       2,170.7    2,300.4    2,154.1    2,250.4    2,377.8    1,776.9    1,662.3
                                             --------   --------   --------   --------   --------   --------   --------

    Total capital......................      $4,541.2   $4,231.2   $4,496.3   $4,145.9   $4,187.3   $3,734.6   $3,878.9
                                             ========   ========   ========   ========   ========   ========   ========


------------------------


(1) Ratios for the periods ended March 31 represent the ratios for the twelve month periods ended on those dates. Due to the effects on interim period earnings of temperature variations between seasons and the timing of outages of electric generating units, fixed charge ratios for twelve-month periods more accurately reflect the ability to pay fixed charges.

                       COMPARATIVE PER SHARE INFORMATION

    On             , 2000, Carolina Power & Light common stock was exchanged for
CP&L Energy common stock on a one-for-one basis. The following table presents certain historical per share data for Carolina Power & Light, shown as CP&L Energy, and Florida Progress for the stated periods. It also shows per share information assuming that the share exchange has occurred, referred to as "pro forma" information. The fiscal year for Florida Progress and for CP&L Energy and Carolina Power & Light ends on December 31.

    As explained elsewhere in this joint proxy statement/prospectus, 35% of Florida Progress common stock will be exchanged for CP&L Energy common stock and 65% will be exchanged for cash. The pro forma information is prepared under the purchase method of accounting for business combinations and assumes the issuance of 1.4543 shares of CP&L Energy common stock in exchange for shares of Florida Progress common stock that are being exchanged for shares of CP&L Energy common stock. The 1.4543 exchange ratio is the maximum exchange ratio. This data should be read in conjunction with the questions and answers about the share exchange, the selected historical financial information and the unaudited pro forma combined condensed financial statements included elsewhere in this joint proxy statement/prospectus as well as the separate historical financial statements of Carolina Power & Light and Florida Progress incorporated by reference in this joint proxy statement/prospectus. See also "The Share Exchange--What You Will
Receive in the Share Exchange" on page   and "Where You Can Find More
Information" on page   .

    Amounts shown as "Pro forma equivalent" are computed by multiplying the "Pro forma combined" information by the assumed exchange ratio of 1.4543.

    While we expect that the share exchange will provide the combined companies with the opportunity to achieve reduced operating expenses and opportunities to increase revenue, we have not reflected those anticipated benefits in the pro forma information. In addition, Carolina Power & Light and CP&L Energy may incur expenses as a result of the share exchange, but the pro forma information does not reflect any expenses except those identified in the unaudited pro forma combined condensed financial statements included elsewhere in this joint proxy statement/prospectus. Therefore, the pro forma information, while helpful in illustrating the financial results of the combined companies under one set of assumptions, does not attempt to predict or suggest future results. The pro forma information also does not attempt to show how the combined companies would have performed if the share exchange had occurred before the stated periods.

                                                                                   THREE MONTHS
                                                                 YEAR ENDED           ENDED
                                                              DECEMBER 31, 1999   MARCH 31, 2000
                                                              -----------------   --------------
BASIC EARNINGS PER COMMON SHARE
  CP&L Energy
    Historical..............................................       $2.56             $ 0.56
    Pro forma combined for the share exchange(1)............        2.35               0.51
  Florida Progress
    Historical..............................................        3.21               0.78
    Pro forma equivalent for the share exchange(1)..........        3.42               0.74
DILUTED EARNINGS PER COMMON SHARE
  CP&L Energy
    Historical..............................................       $2.55             $ 0.56
    Pro forma combined for the share exchange(1)............        2.35               0.51
  Florida Progress
    Historical..............................................        3.21               0.78
    Pro forma equivalent for the share exchange(1)..........        3.42               0.74
CASH DIVIDENDS DECLARED PER COMMON SHARE
  CP&L Energy
    Historical..............................................       $2.015            $ 0.515
    Pro forma combined for the share exchange(2)............        2.015              0.515
  Florida Progress
    Historical..............................................        2.18               0.555
    Pro forma equivalent for the share exchange.............        2.93               0.75
BOOK VALUE PER COMMON SHARE(3)
  CP&L Energy
    Historical..............................................       $22.31            $22.38
    Pro forma combined for the share exchange(1)............       24.26              24.30
  Florida Progress
    Historical..............................................       20.40              20.66
    Pro forma equivalent for the share exchange(1)..........       35.28              35.35


------------------------

(1) The assumed 1.4543 exchange ratio is the maximum exchange ratio. Any decrease in the exchange ratio will cause an increase in pro forma combined earnings and book value per share. For example, the table below shows the pro forma earnings and book value per share amounts that would result from the minimum exchange ratio.


                                                                                   THREE MONTHS
                                                                 YEAR ENDED           ENDED
                                                              DECEMBER 31, 1999   MARCH 31, 2000
                                                              -----------------   --------------
    Exchange ratio..........................................       1.1897             1.1897
                                                                   ------             ------
    Combined basic and diluted earnings per share...........       $ 2.46             $ 0.54
    Equivalent basic and diluted earnings per share.........         2.93               0.64
    Combined book value per share...........................        27.19              27.24
    Equivalent book value per share.........................        32.34              32.40


------------------------

(2) Pro forma cash dividends declared assumes that the combined entity would have declared cash dividends equal to the Carolina Power & Light historical cash dividends declared. CP&L Energy expects to continue Carolina Power & Light's current dividend level.

(3) Historical book value per common share is computed by dividing common shareholders' equity by the number of shares of common stock outstanding at the end of the period. Pro forma book value per share is computed by dividing pro forma common shareholders' equity by the pro forma number of shares of common stock outstanding at the end of the period.

                          UNAUDITED SELECTED PRO FORMA
                    COMBINED CONDENSED FINANCIAL INFORMATION


    In the table below, we provide you with unaudited selected pro forma combined condensed financial information for the combined company as if the share exchange had been completed on January 1, 1999 for income statement purposes and on March 31, 2000 for balance sheet purposes. The information is based on adjustments to the historical consolidated financial statements of Florida Progress and Carolina Power & Light to give effect to the share exchange using the purchase method of accounting for business combinations.


    It is important that when you read this unaudited selected pro forma combined condensed financial information, you read along with it the separate historical financial statements and accompanying notes of Florida Progress and Carolina Power & Light, which are incorporated by reference in this joint proxy
statement/prospectus. See "Where You Can Find More Information" on page   of
this joint proxy statement/prospectus. It is also important that you read the unaudited pro forma combined condensed financial information and accompanying discussion and notes that are included in this joint proxy statement/prospectus under "Unaudited Pro Forma Combined Condensed Financial Information" beginning
on page   . You should not rely on the unaudited combined condensed pro forma financial information as an indication of the results of operations or financial position that would have been achieved if the share exchange had taken place earlier or of the results of operations or financial position of CP&L Energy after the completion of the share exchange.


(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)                      YEAR ENDED           THREE MONTHS ENDED
                                                          DECEMBER 31, 1999         MARCH 31, 2000
                                                          -----------------       ------------------
INCOME STATEMENT DATA:
  Operating revenues....................................      $7,207.7                 $1,827.2
  Net income............................................         470.7                    105.6
  Earnings for common stock.............................         466.2                    104.5
  Per share data
    Basic and diluted earnings per common share.........      $   2.35                 $   0.51
    Dividends declared..................................      $  2.015                 $  0.515



                                                              MARCH 31, 2000
                                                              --------------
BALANCE SHEET DATA:
  Total assets..............................................    $18,900.3
  Common stock equity.......................................      4,945.1
  Preferred stock--redemption not required..................         92.9
  Company-obligated mandatorily redeemable preferred
    securities..............................................        300.0
  Long-term debt, net.......................................      8,660.8

                  RISK FACTORS RELATING TO THE SHARE EXCHANGE

    IN ADDITION TO THE OTHER INFORMATION INCLUDED AND INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS, YOU SHOULD CAREFULLY READ AND CONSIDER THE FOLLOWING FACTORS IN EVALUATING THE PROPOSALS TO BE VOTED ON AT YOUR COMPANY'S SHAREHOLDER MEETING.

TRANSACTION RISKS

    SINCE THE MARKET PRICE OF CP&L ENERGY COMMON STOCK WILL VARY, WE CANNOT ASSURE FLORIDA PROGRESS SHAREHOLDERS OF THE VALUE OF THE CP&L ENERGY COMMON STOCK THEY WILL RECEIVE IN THE SHARE EXCHANGE.


    Florida Progress shareholders will not know the value of the consideration they will receive in the share exchange at the time they vote. Although Florida Progress shareholders will be able to elect to exchange their shares of Florida Progress common stock for either cash or shares of CP&L Energy common stock (or a combination of cash and stock), the opportunity to make that election will not occur until after the time of the shareholder vote on the share exchange and it is subject to proration. We expect that Florida Progress shareholders will not
be able to make this election until        to        months after the Florida
Progress annual meeting. We will provide election forms to Florida Progress shareholders at least 30 days and no more than 90 days before the anticipated closing of the share exchange. Florida Progress shareholders may make their elections from the time they receive their election forms up to two business days prior to the closing date. The cash price per share to be paid for shares is fixed at $54.00 for shares of Florida Progress common stock. This price will not be adjusted based on changes in market prices or any other factor. However, the number of shares of CP&L Energy common stock delivered to Florida Progress shareholders is based upon the average closing price of CP&L Energy common stock as reported on the New York Stock Exchange Composite Tape on each of the 20-consecutive trading days ending with the fifth trading day before the closing of the share exchange. The exchange ratio is designed to provide Florida Progress shareholders with CP&L Energy common stock with a value of $54.00 if the average closing price of CP&L Energy common stock, as calculated above, is not less than $37.13 nor more than $45.39. However, the actual value may be less than or more than $54.00, depending on the market price of CP&L Energy common stock on the day the share exchange closes. Furthermore, if the average closing price of CP&L Energy common stock is less than $37.13 or more than $45.39, the value of the CP&L Energy stock delivered to holders of Florida Progress common stock would be less than or more than $54.00 based on a fixed exchange ratio.
Assuming the average closing price were equal to $            , which was the
closing sales price of Carolina Power & Light common stock as reported in THE WALL STREET JOURNAL as New York Stock Exchange Composite Transactions on
            , 2000, and the market price of CP&L Energy common stock when actually received by Florida Progress shareholders was equal to such average closing price, the value of CP&L Energy common stock delivered to Florida Progress shareholders for each share of Florida Progress common stock would
equal $            .



    In addition, Florida Progress has the option, but is not required, to terminate the exchange agreement if the average closing price is below $30.00. It is not possible to know until the fifth trading day before the closing of the share exchange if the average closing price of CP&L Energy common stock will be less than $30.00. Florida Progress cannot predict now whether or not the Florida Progress board of directors would exercise its right to terminate the share exchange if the average closing price were less than $30.00. The exchange agreement does not provide for a resolicitation of Florida Progress shareholders in the event that the average closing price is less than $30.00 and Florida Progress nevertheless chooses to complete the share exchange.



    As discussed above, there may be a significant time delay between the date Florida Progress shareholders vote on the proposed share exchange at the Florida Progress annual meeting and the date on which they make their election. There may also be a delay of between three months to two business days between the date a Florida Progress shareholder makes this election and the closing date. Because the average closing price of CP&L Energy common stock will be calculated during the election period, Florida Progress shareholders will not know the exchange ratio or the actual value of the consideration they will receive at the time they vote and will not know the actual value of the consideration they will receive at the time they make their election. During these time periods, the market value of CP&L Energy may fluctuate as a result of changes in the businesses, operations, results and prospects of both companies, market expectations of the likelihood that the share exchange will be completed and the timing of completion, the effect of any conditions or restrictions imposed on or proposed with respect to the combined company by regulatory agencies, general market and economic conditions, and other factors. Since the date the share exchange was first announced, the CP&L Energy and Carolina
Power & Light common stock has traded within a range from $      to $      , as
reported in THE WALL STREET JOURNAL as New York Stock Exchange Composite Transactions. It is impossible to predict accurately the market price of CP&L Energy common stock immediately before the effective time of the share exchange and therefore impossible to predict accurately the value of the stock consideration that will be received by Florida Progress shareholders. The value of the stock consideration may be significantly higher or lower than the value of the cash consideration. See "Comparative Per Share Information." You are urged to obtain current market quotations for CP&L Energy common stock and Florida Progress common stock.


    WE MAY NOT BE ABLE TO COMPLETE THE SHARE EXCHANGE BECAUSE WE MAY NOT BE ABLE TO OBTAIN THE REQUIRED REGULATORY APPROVALS ON SATISFACTORY TERMS.


    Before we can complete the share exchange, we must receive final approvals from the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, the Federal Energy Regulatory Commission under the Federal Power Act, the Nuclear Regulatory Commission under the Atomic Energy Act, the Federal Communications Commission under the Communications Act of 1934, the North Carolina Utilities Commission and, possibly, as a result of Florida Progress' indirect ownership of Mid-Continent Life Insurance Company, state insurance regulators under applicable state laws. Additionally, we must receive antitrust clearance from the Department of Justice and the Federal Trade Commission. A proceeding will be held before the North Carolina Utilities Commission to review the share exchange, and Carolina Power & Light will seek in that proceeding the regulatory approvals needed from the North Carolina Utilities Commission. While the companies do not believe any other formal state public utility commission approvals are required for this transaction, the companies will continue their practice of constructively working with state regulators regarding their ongoing jurisdiction over Carolina Power & Light and Florida Power. Obtaining these regulatory approvals could delay closing of the share exchange for a significant period of time after the CP&L Energy and Florida Progress shareholders have approved the amended and restated agreement and plan of exchange at the meetings. We cannot assure you that we will obtain these and other regulatory approvals, or if we obtain them, whether the terms and conditions of the approvals will be satisfactory.


    We are obligated to use our "commercially reasonable efforts" to obtain all necessary governmental authorizations for the share exchange. However, CP&L Energy and Carolina Power & Light do not have to complete the share exchange if any governmental authority imposes conditions that may reasonably be expected to have a material adverse effect on either company. See "The Share Exchange--Regulatory Approvals Required to Complete the Share Exchange" on page for a more complete discussion of the regulatory approvals required for the share exchange.

OPERATIONAL RISKS

    FAILURE TO SUCCESSFULLY INTEGRATE OUR TWO COMPANIES INTO A SINGLE ENTITY MAY ADVERSELY IMPACT THE FINANCIAL CONDITION AND RESULTS OF FUTURE OPERATIONS OF THE COMBINED COMPANY.

    After the share exchange, we will need to integrate two large companies, including their electric utilities and potentially several diversified operations. Failure to successfully integrate our operations would have a material adverse effect on our business, operations, properties, assets, condition (financial or otherwise), results of operations or prospects. Integrating two companies like CP&L Energy and Florida Progress involves a number of risks, including:

    - the diversion of management's attention away from ongoing operations;

    - difficulties in the combining of operations and systems;

    - difficulties in the assimilation and retention of employees;

    - challenges in keeping customers; and

    - potential adverse short-term effects on operating results.

    Among the factors considered by the boards of directors of each company in approving the agreement and plan of exchange were the opportunities for economies of scale and scope and operating efficiencies that could result from the share exchange. We have estimated that CP&L Energy will achieve in excess of $100 million of net savings in operating costs or revenue enhancements per year for the first full year and subsequent years following the share exchange; however, we may not be able to achieve these cost savings and revenue enhancements and other size-related benefits because of unexpected costs or difficulties in integrating operations.

    INCREASED LEVERAGE MAY ADVERSELY AFFECT THE FINANCIAL CONDITION AND RESULTS OF FUTURE OPERATIONS OF THE COMBINED COMPANY.


    We currently anticipate that the amount necessary to fund the total cash consideration to be paid to Florida Progress shareholders will be financed by CP&L Energy through external sources. Sources of financing we are considering include commercial and investment banks, institutional lenders and the public securities markets. The management of CP&L Energy believes that CP&L Energy will have access to many sources and types of short-term and long-term capital financing at reasonable rates. However, the terms of these financings may contain covenants that adversely affect the financial condition and flexibility of the combined company with respect to possible future transactions. We do not anticipate that any debt will be retired by our companies in connection with the share exchange. As a result of the proposed financing and as shown in the Unaudited Pro Forma Combined Condensed Financial Statements, the consolidated capitalization of CP&L Energy after the share exchange is expected to consist of approximately 35.99% common and preferred equity and approximately 64.01% long-term debt and company obligated mandatorily redeemable preferred securities, a more leveraged capital structure than either Florida Progress or CP&L Energy has at present. This increased leverage may also adversely affect the securities ratings of CP&L Energy, Carolina Power & Light and Florida Progress and increase their borrowing costs. See "Acquisition Financing" on page
      .


    UNREGULATED BUSINESS ACTIVITIES MAY INVOLVE MORE RISK AND MAY ADVERSELY IMPACT THE PERFORMANCE OF CP&L ENERGY COMMON STOCK.

    We expect the combined company's unregulated businesses will contribute a greater proportion of the combined company's earnings than CP&L Energy's unregulated businesses currently contribute to its earnings. Unregulated businesses generally operate with a higher level of risk than regulated utility businesses. As a result, the operating results of these businesses may exhibit more variability than our regulated utility businesses.

HOLDING COMPANY STRUCTURE

    In addition to the future financial performance of its subsidiaries, the ability of CP&L Energy's subsidiaries to pay dividends to CP&L Energy will continue to be subject to the limits imposed by:

    - state law;

    - the provisions of their respective charters and bylaws;

    - the prior rights of holders of existing and any future preferred stock issued by those subsidiaries;

    - the prior rights of holders of existing and any future mortgage bonds issued by those subsidiaries; and

    - the prior rights of holders of existing and future long-term debt, and other restrictions in connection with other liabilities of those subsidiaries.

                RISK FACTORS ASSOCIATED WITH THE EARTHCO PLANTS
                        AND CONTINGENT VALUE OBLIGATIONS

    IN ADDITION TO THE OTHER INFORMATION INCLUDED AND INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS, YOU SHOULD CAREFULLY READ AND CONSIDER THE FOLLOWING FACTORS IN EVALUATING THE PROPOSALS TO BE VOTED ON AT YOUR COMPANY'S SHAREHOLDER MEETING.

NO PUBLIC MARKET FOR THE CONTINGENT VALUE OBLIGATIONS

    THE ABSENCE OF A PUBLIC MARKET FOR THE CONTINGENT VALUE OBLIGATIONS WILL MAKE IT DIFFICULT FOR YOU TO SELL YOUR CONTINGENT VALUE OBLIGATIONS.

    There is no public market for the contingent value obligations and we do not intend to list the contingent value obligations on any national securities exchange or cause the contingent value obligations to be included in any interdealer quotation system. We cannot assure:

    - that there will be an active secondary trading market for the contingent value obligations;

    - that you will be able to sell your contingent value obligations; or

    - of the price at which you will be able to sell your contingent value obligations.

TAX RISKS

    A FINAL DECISION AS TO A DETERMINATION BY APPLICABLE TAXING AUTHORITIES THAT THE SECTION 29 TAX CREDITS ARE NOT AVAILABLE WOULD ADVERSELY AFFECT THE ABILITY OF THE HOLDERS OF THE CONTINGENT VALUE OBLIGATIONS TO RECEIVE PAYMENTS UNDER THE CONTINGENT VALUE OBLIGATIONS AND THE ABILITY OF CP&L ENERGY TO BENEFIT FROM THE OWNERSHIP OF THE EARTHCO PLANTS.


    Payments on the contingent value obligations and the benefits accruing to CP&L Energy relating to the EARTHCO plants will be subject to the operation and performance of the EARTHCO plants and the availability of federal tax credits related to these EARTHCO plants. These synthetic fuel plants will produce and sell to unrelated persons a fuel that Florida Progress believes qualifies for a credit against the federal income tax liability of Florida Progress as provided in Section 29 of the Internal Revenue Code. We cannot assure you that the EARTHCO plants and their product will qualify for Section 29 tax credits against the federal income tax liability of CP&L Energy after the share exchange or that the Internal Revenue Service will not challenge our analysis with respect to the current or future eligibility of the EARTHCO plants for the Section 29 tax credits. Florida Progress has requested rulings from the Internal Revenue Service as to the Section 29 tax credits applicable to the EARTHCO plants. However, neither CP&L Energy nor Florida Progress has received any rulings from the Internal Revenue Service as to the Section 29 tax credits for these plants. We cannot assure you that rulings will be issued and, if rulings are issued, we do not expect that such rulings will cover all of the applicable tax issues or eliminate all tax risk associated with the EARTHCO plants. In the event that the synthetic fuel operations were determined to be ineligible for the Section 29 tax credits, CP&L Energy would not be obligated to make payments on the contingent value obligations.


    THE INABILITY OF CP&L ENERGY TO OPERATE THE EARTHCO PLANTS AT FORECASTED LEVELS OR THE INABILITY TO ACHIEVE SUFFICIENT SALES LEVELS OF THE SYNTHETIC FUEL COULD ADVERSELY AFFECT YOUR ABILITY TO RECEIVE PAYMENTS UNDER THE CONTINGENT VALUE OBLIGATIONS.

    Under the terms of the contingent value obligations, CP&L Energy will hold and operate the EARTHCO plants and will have sole discretion over the appropriate extent and manner of ownership and operation, subject to its obligations of good faith and fair dealing with respect to ownership and operation of the EARTHCO plants under the contingent value obligation agreement, including any abandonment, reduction or termination of operations at one or more of the EARTHCO plants and the sale of any or all interests in the EARTHCO plants or any entity owning the EARTHCO plants. We cannot assure you that the EARTHCO plants will operate in the future at levels sufficient to obligate CP&L Energy to make payments on the contingent value obligations.

    THE FAILURE OF CP&L ENERGY TO HAVE TAXABLE INCOME SUFFICIENT TO BE ABLE TO UTILIZE SECTION 29 TAX CREDITS WOULD ADVERSELY AFFECT THE ABILITY OF THE HOLDERS OF THE CONTINGENT VALUE OBLIGATIONS TO RECEIVE PAYMENTS UNDER THE CONTINGENT VALUE OBLIGATIONS AND THE ABILITY OF CP&L ENERGY TO BENEFIT FROM OWNERSHIP OF THE EARTHCO PLANTS.

    The ability of the holders of the contingent value obligations to receive payments under the contingent value obligations and the ability of CP&L Energy to benefit from ownership of the EARTHCO plants depends partially upon the ability of CP&L Energy to utilize any Section 29 tax credits resulting from the operation of the EARTHCO plants. CP&L Energy will utilize Section 29 tax credits, if any, by applying them as a credit against its federal income tax liability. CP&L Energy's federal income tax liability will be based upon its taxable income. We cannot assure you that CP&L Energy will have taxable income sufficient to be able to utilize any Section 29 tax credits, or other tax benefits relating to the EARTHCO plants, at levels sufficient to obligate CP&L Energy to make payments on the contingent value obligations.

    THE INABILITY OF CP&L ENERGY TO CLAIM SECTION 29 TAX CREDITS RELATING TO THE SYNTHETIC FUEL OPERATIONS WOULD ADVERSELY AFFECT YOUR ABILITY TO RECEIVE PAYMENTS UNDER THE CONTINGENT VALUE OBLIGATIONS.

    Under the terms of the contingent value obligations, CP&L Energy will have complete and full control and sole discretion, subject to its obligations of good faith and fair dealing with respect to ownership and operation of the EARTHCO plants under the contingent value obligation agreement, with respect to:

    - any item on its tax return or the tax return of any partnership or other entity that owns any of the plants; and

    - the conduct or contest of any tax audit or controversy proceeding with respect to the synthetic fuel plants or any such tax return.

    We cannot assure you that any item or aspect of CP&L Energy's tax return or the tax return of any partnership or other entity that owns any of the EARTHCO plants will not interfere with or prevent CP&L Energy from realizing any
Section 29 tax credits at levels sufficient to obligate CP&L Energy to make payments on the contingent value obligations.

    THE INTERNAL REVENUE SERVICE COULD TAKE THE POSITION THAT THE CONTINGENT VALUE OBLIGATIONS ARE "DEBT INSTRUMENTS" FOR FEDERAL INCOME TAX PURPOSES.

    If the contingent value obligations were treated as debt instruments, you would be required to recognize interest income in each taxable year in which you hold a contingent value obligation, whether or not you receive any payment. The total amount of the interest income (subject to adjustment when you receive a payment or dispose of the contingent value obligation) would equal the excess of the amounts projected to be paid on the contingent value obligation, based on an assumed yield, over its fair market value on the date of the share exchange.

    A CHANGE IN THE CURRENT FEDERAL INCOME TAX LAW COULD ADVERSELY AFFECT YOUR ABILITY TO RECEIVE PAYMENTS UNDER THE CONTINGENT VALUE OBLIGATIONS.

    There can be no assurance that future legislation, future regulations or other administrative pronouncements or future judicial decisions will not reduce or eliminate the ability of CP&L Energy to claim Section 29 tax credits.

SUBORDINATION

    YOUR RIGHT TO RECEIVE PAYMENT ON THE CONTINGENT VALUE OBLIGATIONS IS JUNIOR TO ALL OF CP&L ENERGY'S SENIOR INDEBTEDNESS WHICH COULD INCLUDE ALL FUTURE INDEBTEDNESS FOR MONEY BORROWED.


    The contingent value obligations rank behind all of CP&L Energy's existing and future senior indebtedness. Because the contingent value obligations rank behind CP&L Energy's senior indebtedness, CP&L Energy must make all payments then due on its senior indebtedness before making any payments on the contingent value obligations. As a result, upon any distribution to the creditors of CP&L Energy in a bankruptcy, liquidation or reorganization or similar proceeding relating to CP&L Energy or its property, the holders of CP&L Energy's senior debt will be entitled to be paid in full in cash before any payment may be made to the trustee or the holders of the contingent value obligations with respect to the contingent value obligations. In addition, the contingent value obligation agreement, under which the contingent value obligations will be issued, does not limit the aggregate amount of senior indebtedness that CP&L Energy may incur.


    Under the terms of the contingent value obligations agreement between CP&L Energy and the trustee, each contingent value obligation represents the right to receive a PRO RATA share of contingent payments which are to be made by CP&L Energy or the trustee on behalf of CP&L Energy. The ability of the trustee to pay amounts on the contingent value obligations is dependent solely upon CP&L Energy making payments on the contingent value obligations as and when required under the contingent value obligations agreement. There is a covenant by CP&L Energy of good faith and fair dealing with respect to contingent value obligation holders. No joint venture, partnership or other fiduciary relationship is created by the contingent value obligations or the contingent value obligation agreement.

                   A CAUTION ABOUT FORWARD-LOOKING STATEMENTS

    This joint proxy statement/prospectus contains forward-looking statements, including projections regarding the synergies resulting from the combination, the companies' ability to obtain regulatory approvals, the date for completion of the share exchange and the dividend policy to be adopted by CP&L Energy. The matters discussed throughout this joint proxy statement/prospectus or in any document incorporated by reference in this joint proxy statement/prospectus that are not historical facts are forward-looking. The words "expects," "estimates," "believes," "anticipates," "plans," "should," "potential" and variations of these words, and similar expressions are intended to identify these forward-looking statements that involve estimates, projections, goals, forecasts, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

    Examples of factors that should be considered with respect to any forward-looking statements made throughout this joint proxy statement/prospectus include, but are not limited to, the following:

    - governmental policies and regulatory actions including those of the Federal Energy Regulatory Commission, the Environmental Protection Agency, the Nuclear Regulatory Commission, the Department of Energy, the Securities and Exchange Commission, the Federal Communications Commission, the North Carolina Utilities Commission, the Public Service Commission of South Carolina, the Florida Public Service Commission and the Florida Office of Public Counsel and other intervening parties;

    - legislative and regulatory initiatives that impact the speed and degree of industry restructuring of the electric utility and natural gas industries;

    - the ability of Carolina Power & Light and Florida Power to obtain adequate and timely rate recovery of costs and return on invested capital, including potential stranded costs arising from industry restructuring, and other necessary regulatory approvals;

    - general industry trends and the effects of vigorous competition from other energy suppliers;

    - the success of efforts to invest in and develop diversified businesses;

    - operation of nuclear power facilities;

    - the availability of nuclear waste storage facilities;

    - nuclear decommissioning costs;

    - changes in the economy of geographic regions served by the companies affecting customer growth and usage;

    - customer business and economic conditions, including demand for their products or services and supply of labor and materials used in creating their products and services;

    - weather conditions or catastrophic weather-related damage;

    - market demand for energy;

    - the ability of CP&L Energy, Florida Progress, their suppliers and customers to address successfully Year 2000 readiness issues;

    - inflation;

    - capital market conditions;

    - unanticipated changes in operating expenses and capital expenditures;

    - legal and administrative proceedings, settlements, investigations and claims;

    - financial or regulatory accounting principles or policies enacted by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and similar agencies with regulatory oversight;

    - employee workforce factors, including loss or retirement of key executives, collective bargaining agreements with union employees, or work stoppages;

    - technological developments resulting in competitive disadvantages and creating the potential for impairment of existing assets; and

    - with particular reference to the contingent value obligations, operation and results of Florida Progress' synthetic fuels business and the benefits that may be received from the contingent value obligations, which include:

       - the qualification of the synthetic fuel plants and the method of production of the synthetic fuel for Section 29 tax credits;

       - the actual production and sales of synthetic fuel, which may depend on, among other things, the amount of time the synthetic fuels plants are operational and the impact of weather related factors, environmental regulations, competition from other products and market acceptance of synthetic fuel;

       - the actual amount of annual net cash flows from synthetic fuel sales, which may depend on, among other things, the production and sales of the synthetic fuel, the operations of the synthetic fuel plants, and the size of the tax base upon which the utilization of the tax credits depends; and

       - the actual date on which payments to holders of the contingent value obligations may begin.

    These factors are difficult to predict. They also contain uncertainties that may materially affect actual results, and may be beyond the control of Carolina Power & Light, CP&L Energy or Florida Progress. New factors may emerge from time to time and it is not possible for us to predict new factors, nor can we assess the effect of any new factors on either Carolina Power & Light, CP&L Energy or Florida Progress.


    These forward-looking statements are found at various places throughout this joint proxy statement/prospectus and the other documents incorporated by reference in this joint proxy statement/ prospectus, including, but not limited to, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 and the Annual Report on Form 10-K for the year ended December 31, 1999 of Carolina Power & Light Company (including any amendments to the Quarterly Report or the Annual Report), and the combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 and the Annual Report on Form 10-K for the year ended December 31, 1999 of Florida Progress and Florida Power Corporation (including any amendments to the Quarterly Report or Annual Report). Readers are cautioned not to place undue certainty on these forward-looking statements, since any forward-looking statement speaks only as of the date on which the statement was made. Neither CP&L Energy nor Florida Progress undertakes any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this joint proxy statement/prospectus or to reflect the occurrence of unanticipated events.

                      THE FLORIDA PROGRESS ANNUAL MEETING



DATE AND PURPOSE OF THE ANNUAL MEETING



    The Florida Progress annual meeting is scheduled to be held on             ,
2000, at       a.m., local time, at             . It may be adjourned to another
date and/or place for proper purposes. The purpose of the meeting is to consider and vote upon a proposal to approve the amended and restated agreement and plan of exchange, including the related plan of share exchange, and to elect three Florida Progress directors to serve for a three-year term.



RECORD DATE FOR THE ANNUAL MEETING AND WHO IS ENTITLED TO VOTE AT THE ANNUAL
  MEETING



    RECORD DATE.  The Florida Progress board of directors has fixed the close of
business on             , 2000, as the record date for the determination of the
Florida Progress shareholders entitled to receive notice of and to vote at the annual meeting. A complete list of shareholders entitled to vote at the meeting will be open to examination by the shareholders, during regular business hours, for a period of ten days before the meeting at the principal executive offices of Florida Progress, One Progress Plaza, St. Petersburg, Florida 33701. As of
the record date,             shares of Florida Progress common stock were
outstanding and entitled to vote at the annual meeting.



    VOTING RIGHTS. Each Florida Progress shareholder is entitled to one vote for each share of Florida Progress common stock held on the record date on each matter that may properly come before the annual meeting.



    QUORUM REQUIREMENTS. A majority of the Florida Progress common stock outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum for consideration of each matter at the annual meeting. If a quorum is not present at the Florida Progress annual meeting, management will adjourn or postpone it in order to solicit additional proxies.



    VOTE REQUIRED. The affirmative vote of the holders of a majority of the outstanding shares of Florida Progress common stock entitled to vote at the annual meeting will be sufficient to approve the amended and restated agreement and plan of exchange, including the related plan of share exchange. Florida Progress directors will be elected by a plurality of the votes properly cast at the annual meeting.



    ABSTENTIONS, FAILURES TO VOTE, AND BROKER NON-VOTES. Florida Progress intends to count shares of Florida Progress common stock present in person at the annual meeting but not voting, and shares of Florida Progress common stock for which it has received proxies but with respect to which holders of those shares have abstained, as present at the annual meeting for purposes of determining the presence or absence of a quorum for the transaction of business. Under applicable New York Stock Exchange rules, brokers who hold Florida Progress common stock in nominee or "street name" for customers who are the beneficial owners of those shares are prohibited from giving a proxy to vote shares held for those customers with respect to the amended and restated agreement and plan of exchange without specific instructions from those customers. These unvoted shares are called "broker non-votes." Brokers who hold Florida Progress common stock as nominees, however, will have discretionary authority to vote those shares to elect the three proposed directors.



    BECAUSE APPROVAL OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF EXCHANGE REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST AT THE ANNUAL MEETING, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS NEGATIVE VOTES. THE FAILURE TO VOTE YOUR SHARES WILL ALSO HAVE THE SAME EFFECT AS A NEGATIVE VOTE, EXCEPT THAT IF YOU DO NOT VOTE YOUR SHARES HELD IN THE SAVINGS PLAN FOR EMPLOYEES OF FLORIDA PROGRESS CORPORATION, THE TRUSTEE OF THE PLAN WILL VOTE THOSE SHARES IN ACCORDANCE WITH ITS JUDGMENT OF THE BEST INTERESTS OF THE PARTICIPANTS OF THE PLAN. ACCORDINGLY, THE FLORIDA PROGRESS BOARD OF DIRECTORS URGES YOU TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

    As of the record date, Florida Progress directors and executive officers
beneficially owned approximately             shares of Florida Progress common
stock, or approximately       % of the shares entitled to vote at the annual
meeting. It is currently expected that each director or executive officer will vote the shares of Florida Progress common stock beneficially owned by him or her for approval of the amended and restated agreement and plan of exchange.



    Additional information with respect to beneficial ownership of Florida Progress common stock by persons and entities owning more than 5% of the outstanding shares of Florida Progress common stock and more detailed information with respect to beneficial ownership of Florida Progress common stock by directors and executive officers of Florida Progress is incorporated by reference from the Florida Progress Annual Report on Form 10-K for the year
ended December 31, 1999. See "Where You Can Find More Information" on page   .


VOTING BY PROXY AND HOW TO REVOKE YOUR PROXY


    You may vote shares either in person or by duly authorized proxy. In addition, you may vote your shares by telephone or through the internet by following the instructions provided on the enclosed proxy form. You may use the proxy accompanying this joint proxy statement/prospectus if you are unable to attend the annual meeting in person or you wish to have your shares voted by proxy even if you do attend the annual meeting. You may revoke any proxy given by you in response to this solicitation at any time before the proxy is exercised (1) by delivering a written notice of revocation, (2) by filing with Florida Progress a subsequently dated, properly executed proxy or (3) by attending the annual meeting and electing to vote in person. If you voted by telephone or through the internet, you can also revoke your vote by any of these methods or you can change your vote by voting again by telephone or through the internet. Finally, if you decide to vote by completing and mailing the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy by accessing the internet or by telephone. Your attendance at the annual meeting, by itself, will not constitute a revocation of a proxy. You should address any written notices of proxy revocation to: Florida Progress Corporation, One Progress Plaza, St. Petersburg, Florida 33701, Attention: Secretary.



    All shares represented by effective proxies on the accompanying form of Florida Progress proxy received by Florida Progress at or before the annual meeting, and not revoked before they are exercised, will be voted at the annual meeting in accordance with their terms. The Florida Progress annual meeting may be adjourned or postponed, by declaration of its chairman or by vote of its shareholders, for any proper purpose, including for the purpose of soliciting additional proxies. If a proposal to postpone or adjourn the Florida Progress annual meeting is submitted to a vote of the Florida Progress shareholders, no proxy voted against the proposal to approve the share exchange will be voted on any such adjournment or postponement proposal. If no instructions are given, the Florida Progress proxies will be voted "FOR" the approval of the amended and restated agreement and plan of exchange, "FOR" election of the three proposed directors and at the discretion of the proxy holders on any other matters that properly come before the annual meeting, including any adjournment or postponement of the meeting. The Florida Progress board of directors is not aware of any other matters to be presented at the annual meeting other than matters incidental to the conduct of the annual meeting.



    Florida Progress does not expect to adjourn its annual meeting for a period of time long enough to require the setting of a new record date for the meeting. If an adjournment occurs, it will have no effect on the ability of Florida Progress shareholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies.

SOLICITATION OF PROXIES


    Florida Progress will bear the entire cost of the solicitation of proxies for its annual meeting and will split with Carolina Power & Light the cost of printing and filing of this joint proxy statement/ prospectus. In addition to the solicitation of proxies by mail, officers, directors, employees and agents of Florida Progress may solicit proxies by correspondence, telephone, telegraph, telecopy or other electronic means, or in person, but without extra compensation. Florida Progress has retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist it in the solicitation of proxies for the annual
meeting at a cost of approximately $            plus reimbursement of reasonable
out-of-pocket expenses. Florida Progress will request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of Florida Progress common stock and secure their voting instructions, and will reimburse these banks, brokers and other record holders for their reasonable charges and expenses incurred in forwarding the proxies and proxy materials. Further solicitation of proxies may be made by telephone or oral communication with some Florida Progress shareholders following the original solicitation. All further solicitation will be made by officers and regular clerical employees of Florida Progress who will not be additionally compensated for their activities.


                        THE CP&L ENERGY SPECIAL MEETING

DATE AND PURPOSE OF THE SPECIAL MEETING


    The CP&L Energy special meeting is scheduled to be held on             ,
2000, at       a.m., local time, in             . It may be adjourned to another
date and/or place for proper purposes. The purpose of the meeting is to consider and vote upon a proposal to approve the issuance of shares of CP&L Energy common stock in connection with the share exchange.


RECORD DATE FOR THE SPECIAL MEETING AND WHO IS ENTITLED TO VOTE AT THE SPECIAL
  MEETING

    RECORD DATE.  The CP&L Energy board of directors has fixed the close of
business on             , 2000, as the record date for the determination of the
CP&L Energy shareholders entitled to receive notice of and to vote at the special meeting. Only holders of record of CP&L Energy common stock at the close of business on the record date will be entitled to receive notice of and to vote at the special meeting. As of the record date, there were outstanding shares of CP&L Energy common stock.


    VOTING RIGHTS. Each share of CP&L Energy common stock is entitled to one vote on the proposal to approve the share issuance and on each matter that may properly come before the special meeting.


    QUORUM REQUIREMENTS. A majority of the CP&L Energy common stock outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum for consideration of each matter at the special meeting. If a quorum is not present at the CP&L Energy special meeting, management will adjourn or postpone it in order to solicit additional proxies.

    VOTE REQUIRED. The affirmative vote of a majority of the votes cast by holders of CP&L Energy common stock, voting together as one class will be sufficient to approve the issuance of CP&L Energy shares in the share exchange, provided that a majority of all outstanding shares of CP&L Energy common stock is voted at the special meeting.

    ABSTENTIONS, FAILURES TO VOTE, AND BROKER NON-VOTES. CP&L Energy intends to count shares of CP&L Energy common stock present in person at the special meeting but not voting and shares of CP&L Energy common stock for which it has received proxies but with respect to which holders of those shares have abstained, as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of business. Under applicable New York Stock Exchange rules, brokers who hold CP&L Energy common stock in nominee or "street name" for customers who are the beneficial owners of those shares are prohibited from giving a proxy to vote shares held for those customers with respect to the share issuance without specific instructions from those customers. These unvoted shares are called "broker non-votes" and will not be considered in determining the presence of a quorum.

    ABSTENTIONS WILL HAVE A NEGATIVE EFFECT ON THE APPROVAL OF THE ISSUANCE OF CP&L ENERGY COMMON STOCK IN CONNECTION WITH THE AMENDED AND RESTATED AGREEMENT AND PLAN OF EXCHANGE. FAILURES TO VOTE AND BROKER NON-VOTES WILL HAVE NO EFFECT ON THE APPROVAL OF THE ISSUANCE OF CP&L ENERGY COMMON STOCK IN CONNECTION WITH THE AMENDED AND RESTATED AGREEMENT AND PLAN OF EXCHANGE, PROVIDED THAT A MAJORITY OF OUTSTANDING SHARES OF CP&L ENERGY COMMON STOCK IS VOTED. IF THE TOTAL VOTES CAST ON THE ISSUANCE OF SHARES OF CP&L ENERGY COMMON STOCK DOES NOT REPRESENT A MAJORITY OF ALL SECURITIES ENTITLED TO VOTE, THE SHARE EXCHANGE CANNOT BE COMPLETED.

    As of the record date, CP&L Energy directors and executive officers owned
approximately             shares of CP&L Energy common stock, or approximately
      % of the shares entitled to vote at the special meeting. It is currently expected that each director or executive officer will vote the shares of CP&L Energy common stock beneficially owned by him or her for approval of the share issuance.


    Additional information with respect to beneficial ownership of CP&L Energy common stock by persons and entities owning more than 5% of the outstanding shares of CP&L Energy common stock and more detailed information with respect to beneficial ownership of CP&L Energy common stock by directors and executive officers of CP&L Energy is incorporated by reference from the Carolina Power & Light Annual Report on Form 10-K for the year ended December 31, 1999. See
"Where You Can Find More Information" on page   .


VOTING BY PROXY AND HOW TO REVOKE YOUR PROXY


    You may vote shares either in person or by duly authorized proxy. In addition, you may vote your shares by telephone or through the internet by following the instructions provided in the enclosed proxy form. You may use the proxy accompanying this joint proxy statement/prospectus if you are unable to attend the special meeting in person or you wish to have your shares voted by proxy even if you do attend the special meeting. You may revoke any proxy given by you in response to this solicitation at any time before the proxy is exercised (1) by delivering a written notice of revocation, (2) by filing with CP&L Energy a subsequently dated, properly executed proxy or (3) by attending the special meeting and electing to vote in person. If you voted by telephone or through the internet, you can also revoke your vote by any of these methods or you can change your vote by voting again by telephone or through the internet. Finally, if you decide to vote by completing and mailing the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy by accessing the internet or by telephone. Your attendance at the special meeting, by itself, will not constitute a revocation of a proxy. You should address any written notices of proxy revocation to: CP&L Energy, 411 Fayetteville Street, Raleigh, North Carolina 27601, Attention: Corporate Secretary.


    All shares represented by effective proxies on the accompanying form of CP&L Energy proxy received by CP&L Energy at or before the special meeting, and not revoked before they are exercised, will be voted at the special meeting in accordance with their terms. If no instructions are given, the CP&L Energy proxies will be voted "FOR" the approval of the share issuance and at the discretion of the proxies on any other matters that properly come before the special meeting. The CP&L Energy board of directors is not aware of any other matters to be presented at the special meeting other than matters incidental to the conduct of the special meeting.

SOLICITATION OF PROXIES

    CP&L Energy will bear the entire cost of the solicitation of proxies for its special meeting and will split with Florida Progress the cost of printing and filing of this joint proxy statement/prospectus. In addition to the solicitation of proxies by mail, officers, directors, employees and agents of CP&L Energy may solicit proxies by correspondence, telephone, telegraph, telecopy or other electronic means, or in person, but without extra compensation. CP&L Energy has retained Morrow & Co., Inc., a proxy solicitation firm, to assist it in the solicitation of proxies for the special meeting at a cost of approximately $5,000 plus reimbursement of reasonable out-of-pocket expenses. CP&L Energy will request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of CP&L Energy common stock and secure their voting instructions, and will reimburse these banks, brokers and other record holders for their reasonable charges and expenses incurred in forwarding the proxies and proxy materials. Further solicitation of proxies may be made by telephone or oral communication with some CP&L Energy shareholders following the original solicitation. All further solicitation will be made by officers and regular clerical employees of CP&L Energy who will not be additionally compensated for their activities.

                               THE SHARE EXCHANGE


    THIS SECTION OF THE JOINT PROXY STATEMENT/PROSPECTUS DESCRIBES MATERIAL ASPECTS OF THE PROPOSED SHARE EXCHANGE. IT HIGHLIGHTS KEY INFORMATION ABOUT THE SHARE EXCHANGE AND THE AMENDED AND RESTATED AGREEMENT AND PLAN OF EXCHANGE BUT MAY NOT INCLUDE ALL THE INFORMATION THAT A SHAREHOLDER WOULD LIKE TO KNOW. THE EXCHANGE AGREEMENT IS ATTACHED AS ANNEX A TO THIS JOINT PROXY STATEMENT/PROSPECTUS. WE URGE SHAREHOLDERS TO READ THE EXCHANGE AGREEMENT IN ITS ENTIRETY.


GENERAL


    The exchange agreement provides that, upon completion of the share exchange, each Florida Progress share will be exchanged for the right to receive one contingent value obligation and the right to elect to receive cash, shares of CP&L Energy common stock or a combination of cash and shares of CP&L Energy common stock. The exchange agreement also provides that Florida Progress will become a subsidiary of CP&L Energy. Completion of the share exchange will not occur until necessary approvals, including shareholder approval, have been obtained and other conditions described in the exchange agreement are satisfied or waived. These are discussed more fully in "--Other Significant Conditions to the Share Exchange that Must be Fulfilled or Waived." The share exchange will become effective upon the filing of articles of share exchange with the Secretary of State of the State of North Carolina and the Department of State of the State of Florida, or at a later date as provided in the articles of share exchange, in accordance with the relevant provisions of North Carolina and Florida law.


WHAT FLORIDA PROGRESS SHAREHOLDERS WILL RECEIVE IN THE SHARE EXCHANGE


    In the share exchange, each share of Florida Progress common stock issued and outstanding at the effective time of the share exchange will automatically be exchanged for the right to elect to receive the common stock and cash consideration to be paid by CP&L Energy and for the right to receive the contingent value obligations. With respect to the CP&L Energy common stock and cash consideration, Florida Progress shareholders will be mailed a form of election, after the Florida Progress annual meeting but before the completion of the share exchange, in order to make their elections. Each holder of Florida Progress common stock may elect to receive in exchange for each of his or her shares of Florida Progress common stock either:


    - $54.00 in cash; or

    - a number of shares of CP&L Energy common stock equal to the exchange ratio, which is designed to provide Florida Progress shareholders with CP&L Energy common stock having a market value of $54.00, subject to the limitations described below.

Each holder of Florida Progress common stock may choose to exchange some of their shares for cash and some for CP&L Energy common stock.

    The exchange ratio will be $54.00 divided by the average of the closing sale price per share of CP&L Energy common stock as reported on the New York Stock Exchange Composite Tape on each of the 20-consecutive trading days ending with the fifth trading day immediately preceding the closing date (the "AVERAGE CLOSING PRICE"). However, if the Average Closing Price is greater than $45.39, the exchange ratio will be fixed at 1.1897, and if the Average Closing Price is less than $37.13, the exchange ratio will be fixed at 1.4543. The actual value of stock consideration received for each Florida Progress share will depend on the market value of CP&L Energy common stock at the completion of the share exchange. Therefore, if the Average Closing Price is less than $37.13, then each share of Florida Progress common stock exchanged for stock consideration will be valued in the share exchange at less than $54.00, and if the Average Closing Price is more than $45.39, then each share of Florida Progress common stock exchanged for stock consideration will be valued in the share exchange at more
than $54.00. On       , 2000, the date of this joint proxy statement/prospectus,
the closing trading price of Carolina Power & Light common stock was $      .
The exchange ratio was arrived at through arms-length negotiations between Carolina Power & Light and CP&L Energy, on the one hand, and Florida Progress, on the other. The exchange ratio and the actual number of shares of CP&L Energy common stock Florida Progress shareholders will receive will not be determined until after Florida Progress shareholders vote on the share exchange. See "--Background and Negotiation of the Share Exchange."

    After Florida Progress shareholder elections have been tabulated, the elected amounts of cash and CP&L Energy common stock will be subject to allocation and proration to achieve a mix of the aggregate exchange consideration that is 65% cash and 35% CP&L Energy common stock. AS A RESULT, FLORIDA PROGRESS SHAREHOLDERS MAY RECEIVE A DIFFERENT COMBINATION OF CASH AND CP&L ENERGY COMMON STOCK THAN THEY ELECTED. SEE "--PROCEDURES FOR SHAREHOLDER ELECTIONS" AND "--ALLOCATION RULES."


    In addition, each Florida Progress shareholder will receive one contingent value obligation for each share of Florida Progress common stock. Each contingent value obligation will represent the right to receive contingent payments based upon the net after-tax cash flow to CP&L Energy generated by the EARTHCO plants. In the aggregate, holders of contingent value obligations will be entitled to payments equal to 50% of the net after-tax cash flow generated by the EARTHCO plants in excess of $80 million per year for each of the years 2001 through 2007.



    Due to a number of uncertainties regarding the performance of these plants and the potential tax benefits they may produce, no assurances can be given as to the timing or amounts of payments, if any, that may be made on the contingent value obligations. It is not possible to know precisely the value of the contingent value obligations at this time, nor to predict the extent to which any market for contingent value obligations may develop. It is possible that the contingent value obligations may never have any significant value. Except for payments made as a result of the sale of all or a portion of the EARTHCO plants, payments on the contingent value obligations will not be made until tax audit matters are resolved, which, based on our past tax audit experience, means that we anticipate payments will not begin before 2007. In addition, the contingent value obligations will be subordinate and junior in right of payment to all CP&L Energy's senior indebtedness, and the contingent value obligation agreement, under which the contingent value obligations will be issued, does not limit the aggregate amount of senior indebtedness that CP&L Energy may incur. For further information on the contingent value obligations, see "Risk Factors Associated with the EARTHCO Plants and Contingent Value Obligations," "The Share Exchange--The Contingent Value Obligations" and "Description of the Contingent Value Obligations."


    Depending on the exchange ratio, the share exchange will result in Florida Progress shareholders owning between 20% and 24% of all outstanding shares of CP&L Energy common stock following consummation of the share exchange, giving effect to the shares to be issued in the share exchange and based on the number of shares of Florida Progress and CP&L Energy common stock outstanding shortly before the date of this joint proxy statement/prospectus.

CASH PAYMENTS FOR FRACTIONAL SHARES OF CP&L ENERGY COMMON STOCK

    If the application of the exchange ratio to Florida Progress shares results in Florida Progress shareholders being entitled to a number of whole shares of CP&L Energy common stock and an additional fractional share, no fractional share of CP&L Energy common stock will be delivered. Rather than receiving fractional shares, Florida Progress shareholders will receive a cash payment, without interest, based on the Average Closing Price.

ILLUSTRATIONS OF EXCHANGE RATIO APPLICATION AND VALUE TO BE RECEIVED

    The market price of CP&L Energy common stock will fluctuate, and the number of outstanding shares of Florida Progress common stock will change, between the date of this joint proxy statement/ prospectus and the effective time of the share exchange. Therefore, the number of shares of CP&L Energy common stock to be issued in the share exchange can be estimated, but the precise number cannot be determined at this time.

    The following table contains examples of the exchange ratio and cash and stock consideration to be received by Florida Progress shareholders in the share exchange, based on various Average Closing Prices of CP&L Energy common stock and assuming that a Florida Progress shareholder owns 100 shares of Florida Progress common stock, elected to receive 65% cash and 35% shares of CP&L Energy common stock as consideration and no proration occurred. The examples provided assume that the market price of a share of CP&L Energy common stock on the day the share exchange is completed is equal to the Average Closing Price of CP&L Energy common stock. For each stated Average Closing Price, the table indicates:

    - the corresponding exchange ratio;

    - the number and dollar value of whole shares of CP&L Energy common stock that a Florida Progress shareholder would receive;

    - the amount of cash a Florida Progress shareholder would receive for any fractional share;

    - the amount of cash consideration that a Florida Progress shareholder would receive; and

    - the total value of the cash and stock consideration that a Florida Progress shareholder would receive.

    These examples do not include any value attributable to the contingent value obligations.

       ILLUSTRATIONS OF EXCHANGE RATIO APPLICATION AND THE VALUE OF CASH
                     AND STOCK CONSIDERATION TO BE RECEIVED


                                                                                                                TOTAL VALUE OF
                                                                                                                CASH AND STOCK
                                   NUMBER OF WHOLE                                CASH                         CONSIDERATION TO
    AVERAGE CP&L                     CP&L ENERGY          $ VALUE OF            PAYMENT            CASH           BE RECEIVED
   ENERGY CLOSING       EXCHANGE    SHARES TO BE          CP&L ENERGY        FOR FRACTIONAL   CONSIDERATION     PER 100 FLORIDA
        PRICE            RATIO        RECEIVED       SHARES TO BE RECEIVED       SHARE        TO BE RECEIVED   PROGRESS SHARES**
---------------------   --------   ---------------   ---------------------   --------------   --------------   -----------------
       $27.00            1.4543           50               $1,350.00             $24.31         $3,510.00           $4,884.31
       $28.00            1.4543           50               $1,400.00             $25.21         $3,510.00           $4,935.21
       $29.00            1.4543           50               $1,450.00             $26.11         $3,510.00           $4,986.11
       $30.00            1.4543           50               $1,500.00             $27.02         $3,510.00           $5,037.02
       $33.00            1.4543           50               $1,650.00             $29.72         $3,510.00           $5,189.72
       $35.00            1.4543           50               $1,750.00             $31.52         $3,510.00           $5,291.52
       $37.13            1.4543           50               $1,856.50             $33.44         $3,510.00           $5,399.94
       $39.00            1.3846           48               $1,872.00             $17.98         $3,510.00           $5,399.98
       $41.00            1.3171           46               $1,886.00             $ 4.04         $3,510.00           $5,400.04
       $42.00            1.2857           44               $1,848.00             $41.98         $3,510.00           $5,399.98
       $44.00            1.2273           42               $1,848.00             $42.04         $3,510.00           $5,400.04
       $45.39            1.1897           41               $1,860.99             $29.03         $3,510.00           $5,400.02
       $48.00            1.1897           41               $1,968.00             $30.70         $3,510.00           $5,508.70
       $50.00            1.1897           41               $2,050.00             $31.98         $3,510.00           $5,591.98
       $    *                                              $                     $              $                   $


------------------------

*   On         , 2000, the date of this joint proxy statement/prospectus, the
    closing trading price of Carolina Power & Light was $            .

** Excludes any value attributable to the contingent value obligations. See "--Contingent Value Obligations" below.

THE CONTINGENT VALUE OBLIGATIONS


    Each contingent value obligation will represent the right to receive contingent payments based upon the net after-tax cash flow to CP&L Energy generated by the EARTHCO plants. For purposes of calculating payments to be made with respect to the contingent value obligations, net after-tax cash flow, if any, will include the taxable income or loss for the EARTHCO plants, adjusted for depreciation and other non-cash items, plus income tax savings realized, and minus income taxes incurred. The total amount of net after-tax cash flow for any given year will depend upon the income tax savings realized and income taxes incurred as finalized after completion of income tax audits of CP&L Energy and its affiliates that own the EARTHCO plants.



    Qualifying synthetic fuel plants entitle their owners to federal income tax credits based on the barrel of oil equivalent of the fuel produced and sold by the plants. Synthetic fuel is produced by mixing coal feedstock with a complex petroleum hydrocarbon-based binder and processing that mixture. This process significantly changes the chemical composition of the coal and results in a solid synthetic fuel. The value of such credits will be adjusted each year for inflation. For the last 10 years, the inflation adjustment factor has averaged approximately 2.2% per year. In the aggregate, holders of contingent value obligations will be entitled to payments equal to 50% of the net after-tax cash flow generated by the EARTHCO plants in excess of $80 million per year for each of the years 2001 through 2007. If the share exchange does not close before January 1, 2001, the $80 million preference amount for the year of closing will be reduced to reflect that the year of closing constitutes less than a full year of operation, and other changes will be made to reflect the change in timing. Under current law the tax credits are only available through 2007.



    It is not possible to know precisely the value of contingent value obligations at this time, or to predict the extent to which any market for contingent value obligations may develop. In addition, the amount of payments, if any, made to holders of contingent value obligations will depend on and be subject to a number of factors, including the actual annual production of the EARTHCO plants, the level of sales of that production, the operations of the EARTHCO plants, the qualification of the plants and their product for tax credits and the ability of CP&L Energy to utilize any tax credits generated by the plants. Based on assumptions provided by Florida Progress management and used by both parties solely for purposes of structuring the contingent value obligations, which are stated below, annual net after-tax cash flow to CP&L Energy could reach an average of $140 million per year over the years in which the rights to these payments can accrue to the contingent value obligations. This average reflects a lower net after-tax cash flow in earlier years and a higher net after-tax cash flow in later years. Assuming net after-tax cash flow of $140 million in a particular year, for example, after subtracting CP&L Energy's preferential amount of $80 million, the allocation to the contingent value obligations for that year would be $30 million (which is 50% of the net after-tax cash flow above $80 million). If the $30 million allocated to the contingent value obligations for that particular year were distributed to the holders of the contingent value obligations, a holder of 100 contingent value obligations would be entitled to receive a payment in respect of such contingent value obligations of approximately $30 for that year, assuming that 98,613,933 shares of Florida Progress common stock were outstanding at the closing of the share exchange (which was the number of shares outstanding on March 31, 2000) and thus 98,613,933 contingent value obligations were distributed. If the assumptions made by Florida Progress management differ materially from actual results, the payments to contingent value obligation holders would vary significantly from the projected amounts.



    The key assumptions made by Florida Progress management and used by both parties solely for purposes of structuring the contingent value obligations relate to:


    - tons of synthetic fuel produced and sold per EARTHCO plant per year (assumed to be between 2 - 2.5 million tons);

    - tax credit per barrel of oil equivalent produced by the EARTHCO plants (assumed to be $6.12, which was the amount determined for 1998);


    - CP&L Energy's pro forma tax base (assumed to be between $197--$267 million per year);

    - CP&L Energy's combined income tax rate (assumed to be 35% for Federal taxes and 5% for state taxes);


    - the inflation rate on costs and value of the credits (assumed to be zero per year);


    - the effective investment earnings rate on funds held in the trust (assumed to be 6.48% per year); and


    - the estimated cost of operating the EARTHCO plants, as well as the sale price of synthetic fuel.



    Florida Progress management believes that the assumptions regarding production, sales and operational matters for the EARTHCO plants reflect reasonable projected results for these plants based on a combination of Florida Progress' historical experience with the operation and sales results of other already held synthetic fuel plants, and the capacity and projected level of operation of the EARTHCO plants following their current start-up stage. In addition, the assumptions made by Florida Progress management with respect to CP&L Energy's tax base and combined income tax rate reflect Florida Progress management's reasonable estimates based on their understanding of CP&L Energy's operations and current tax base and tax rate. Florida Progress management believes it used reasonable estimates for its general economic assumptions regarding the tax credit amount, the effective investment earnings rate and the rate of inflation.


    No assurance can be given as to the value of the contingent value obligations or the amount of payments, if any, that may ultimately be made to holders of contingent value obligations. See "Risk Factors Associated with the EARTHCO Plants and Contingent Value Obligations," and "Description of the Contingent Value Obligations."


    Payments on the contingent value obligations for a particular year will be made to contingent value obligation holders only after the Internal Revenue Service issues an examination report on CP&L Energy's corporate tax return for that year that does not challenge or result in an adjustment to any items related to the EARTHCO plants for that year and satisfaction of other conditions. Pending payment, these funds will be held in a grantor trust by a trustee, who will invest the funds in U.S. Treasury obligations. Payments will include an amount equal to earnings on the portion of the contingency funds equal to the amount payable to holders of contingent value obligations. Allocable expenses associated with administering the contingent value obligations will reduce the amount payable on the contingent value obligations. Payments will be made with respect to tax years beyond 2007 only if CP&L Energy is unable to use all of the tax credits generated before 2008 and therefore carries over and uses some of the tax credits in subsequent years. Moreover, if in any year from 2001 through 2007 CP&L Energy does not fully realize the $80 million preference amount, the amount below the $80 million for such year would be carried over to years 2008 and thereafter. Before any such payment is made to holders of contingent value obligations, the tax credit carry-forward will be applied to satisfy any remaining preference for the year in which the tax credit was generated. The contingent value obligations will remain outstanding until CP&L Energy resolves all tax audit matters and makes all payments, if any, on the contingent value obligations for each of the tax years 2001 through 2007 and, if CP&L Energy does not use in 2001 through 2007 all of the tax credits generated in those years, any tax years after 2007 in which CP&L Energy carries over and uses some of the tax credits. Except for payments made as a result of the sale of all or a portion of the EARTHCO plants, payments on the contingent value obligations will not be made until tax audit matters are resolved, which, based on our past tax audit experience, means that we anticipate payments will not begin before 2007. It is possible that the contingent value obligations may never have any significant value.

    Electric Fuels, which operates Florida Progress' synthetic fuels business, has experience producing synthetic fuels. Electric Fuels entered the business as a natural extension of its coal business in 1998 through the purchase of a majority interest in a limited liability company owning three synthetic fuel plants, known as the Colona plants. During 1999, the Colona plants sold about
2 million tons of synthetic fuel. After beginning the year in a start-up mode, the Colona plants sold 278,000 tons of synthetic fuel during the first quarter of 1999; in the fourth quarter of 1999, the Colona plants sold 614,000 tons of synthetic fuel. Florida Progress management expects the EARTHCO plants, which have a higher rated capacity, to produce and sell substantially more synthetic fuel than the three Colona plants.



    In the event of a sale or other disposition of any interest in the EARTHCO plants before December 31, 2007, a portion of the disposition proceeds may be paid to the holders of contingent value obligations. For any disposition before March 16, 2002, holders of the contingent value obligations will be entitled to an amount equal to 25% of net after-tax disposition proceeds. For any disposition after March 15, 2002, holders of the contingent value obligations will be entitled to an amount equal to a percentage of net after-tax disposition proceeds. That percentage will be the ratio of the net after-tax cash flow of the EARTHCO plants potentially allocable to the contingent value obligations for all prior years to the total net after-tax cash flow of the EARTHCO plants for the prior years.



    For a more complete description of the features and rights of contingent value obligations and the agreement under which they will be issued, see "Description of the Contingent Value Obligations."


FLORIDA PROGRESS "WALK-AWAY" RIGHT

    One condition to the obligation of Florida Progress to complete the share exchange is that the Average Closing Price not be less than $30.00, which is 25.7% lower than the 20-day average closing price of Carolina Power & Light common stock on August 20, 1999, the last trading day before the execution of
the agreement and plan of exchange on August 22, 1999, and is   .      % lower
than the closing price of CP&L Energy common stock on       , 2000. The $30.00
threshold for the walk-away right will be appropriately adjusted for any adjustments to the number of shares of CP&L Energy common stock outstanding that may occur between August 22, 1999 and shortly before the closing of the share exchange, such as in a stock split.


    It is not possible to know until the fifth trading day before the closing of the share exchange if the Average Closing Price of CP&L Energy common stock will be less than $30.00. We cannot predict now whether or not the Florida Progress board of directors would exercise its right to terminate the share exchange if the Average Closing Price were less than $30.00. In making any such decision, the Florida Progress board of directors would carefully consider, among other factors, the interests of Florida Progress and its shareholders, and may consider such other information as it is legally permitted to consider, including the interests of its customers, employees, suppliers and the community in which Florida Progress operates.



    The exchange agreement does not provide for a resolicitation of Florida Progress shareholders in the event that the Average Closing Price is less than $30.00 and Florida Progress nevertheless chooses to complete the share exchange. Therefore, adoption of the exchange agreement by the Florida Progress shareholders at the Florida Progress annual meeting will give the Florida Progress board of directors the power, in accordance with its fiduciary duties, to complete the share exchange even if the Average Closing Price is less than $30.00 without any further action by, or resolicitation of, the Florida Progress shareholders.


BACKGROUND AND NEGOTIATION OF THE SHARE EXCHANGE


    The exchange agreement is the result of arms-length negotiations between representatives of Carolina Power & Light and CP&L Energy, on the one hand, and Florida Progress, on the other, during which Carolina Power & Light, CP&L Energy and Florida Progress consulted their legal and financial advisors. The following is a brief discussion of the background of these negotiations.


    Over the past few years, Florida Progress has monitored and analyzed the increase in competition and the trend toward consolidation in the electric utility industry in the United States and globally, which have put pressure on medium-sized utility companies trying to compete as effectively as larger companies. As a result, Florida Progress' management determined that Florida Progress would need to increase the size of its customer base and the scale of its operations in order to remain competitive in this new environment. During this period, Florida Progress pursued strategic options such as internal growth measures, the formation of joint ventures with other utilities to develop new customers on a nationwide basis and combinations with other utility companies, both domestic and foreign. Florida Progress had preliminary discussions with several potential transaction partners in the United States and the United Kingdom in 1998 and 1999. Although some negotiation and due diligence did occur, in no case were the parties able to reach agreement on the terms and conditions and, in each case, negotiations were halted before a definitive proposal was made. In addition, the Florida Progress board of directors was kept apprised of these discussions but did not determine that a transaction with any other potential partners would be in the best interests of Florida Progress and its shareholders.


    In response to these same trends, Carolina Power & Light has developed a growth strategy focused on being a total energy provider for a growing customer base located in the southeast region of the United States. In order to facilitate its growth strategy, Carolina Power & Light decided that the holding company restructuring would enable it to respond more effectively to the changes facing the energy industry today and to take better advantage of the opportunities that will be available in the coming years. Carolina Power & Light's board of directors first discussed and considered the holding company restructuring at meetings in late 1998 and decided to pursue the holding company restructuring in early 1999. The decision to proceed with the holding company restructuring was not related to or dependent upon the share exchange with Florida Progress. Also, consistent with its growth strategy, in July 1999, Carolina Power & Light completed its acquisition of North Carolina Natural Gas Corporation, which gave Carolina Power & Light access to more customers in North Carolina as well as a competitively priced gas supply and expertise in the natural gas business. Following that transaction, Carolina Power & Light management continued to pursue further geographic expansion in the southeast region and continually studied other potential partners in connection with possible business combination transactions. Carolina Power & Light had announced a strategic plan focusing on asset-based growth within the Southeast and had assessed many potential merger candidates within this region. These electric and gas utilities were analyzed on many factors including earnings contribution, economies of scale, operating efficiencies, the unique nature of the opportunity and the potential for a successful transaction resulting in Carolina Power & Light having access to a broader customer base in attractive geographic markets and gaining expertise in the generation and delivery of energy in those markets. Carolina Power & Light engaged in preliminary discussions with four other potential candidates in connection with a potential business combination but did not engage in serious negotiations with any party before deciding to pursue discussions with Florida Progress. Florida Progress and the four other potential candidates with whom Carolina Power & Light engaged in preliminary discussions ranked high when analyzed on Carolina Power & Light's assessment factors. Carolina Power & Light management chose to pursue further discussions with Florida Progress because Florida Progress offered critical mass in terms of customers, generation capabilities and expansive, high growth service territory which Carolina Power & Light management believed allowed for economies of scale, operating efficiencies, and earnings contribution potential greater than the other candidates.



    In June 1999, William Cavanaugh III, Chairman, President and Chief Executive Officer of Carolina Power & Light contacted Richard Korpan, Chairman, President and Chief Executive Officer of Florida Progress to discuss a possible business combination transaction. As a follow up from that conversation, on July 7, 1999, representatives from each company presented the basic terms of their respective strategic growth plans at a meeting held in St. Petersburg, Florida attended by, from Carolina Power &

Light, Mr. Cavanaugh, Glenn Harder, then Executive Vice President and Chief Financial Officer, Robert McGehee, Executive Vice President and General Counsel, and Ms. Bonnie Hancock, Vice President, Strategic Planning and, from Florida Progress, Mr. Korpan, Edward Moneypenny, Senior Vice President and Chief Financial Officer, Kenneth Armstrong, Vice President and General Counsel and Peter Toomey, Vice President, Corporate Development.


    On July 14, 1999, during the regularly scheduled meeting of the Carolina Power & Light board of directors, Mr. Cavanaugh described the preliminary discussions that had been held with Florida Progress and reported that the two companies expected to sign a confidentiality agreement and share forecasts and other due diligence information. At a telephonic conference call held on July 16, 1999, Florida Progress management provided the Florida Progress board of directors with background information on Carolina Power & Light and the status of discussions. On the same day, Florida Progress and Carolina Power & Light entered into a Confidentiality and Standstill Agreement to facilitate the exchange of information between the parties. Shortly thereafter, Carolina
Power & Light engaged Merrill Lynch and Florida Progress engaged Salomon Smith Barney as their respective financial advisors for a possible transaction involving Carolina Power & Light and Florida Progress.

    On July 21, 1999, Mr. Harder, Ms. Hancock and Ms. LuAnn Absher of Carolina Power & Light and Messrs. Moneypenny and Toomey and Ms. Sally McKelvey of Florida Progress, together with representatives of Merrill Lynch and Salomon Smith Barney, met in New York to discuss financial matters. On July 28, 1999, Mr. Harder, Ms. Hancock, and Messrs. Moneypenny and Toomey met in Atlanta to discuss financial, structural and governance related matters as well as preliminary transaction terms. On August 3, 1999, Mr. Harder. Ms. Hancock, Messrs. Moneypenny and Toomey, together with representatives from Merrill Lynch and Salomon Smith Barney, met in New York to continue these discussions.

    On August 4, 1999, at a meeting of the finance committee of the Carolina Power & Light board of directors, members of the finance committee received presentations from the Carolina Power & Light management team relating to the proposed transaction. On August 4, 1999, Mr. Harder called Mr. Moneypenny to discuss further the terms of the transaction. During this call, it was determined that a sufficient basis existed for the chief executive officers to meet. On August 5, 1999, Messrs. Cavanaugh, Harder and McGehee from Carolina Power & Light and Messrs. Korpan and Moneypenny from Florida Progress met in Atlanta to discuss further the proposed terms of the transaction. Based on these meetings, the parties decided to pursue negotiation of an agreement and plan of exchange, and their due diligence review of each other's operations on an accelerated basis. The Florida Progress board of directors received an update on these conversations at telephonic conferences held on July 27 and August 6, 1999.

    From August 9 through August 22, 1999, all of the above-referenced representatives from both parties, other than the chief executive officers, other company personnel, together with representatives of Merrill Lynch and Salomon Smith Barney and representatives from Hunton & Williams, Carolina
Power & Light's regular outside counsel, and LeBoeuf, Lamb, Greene & MacRae, L.L.P., Florida Progress' strategic transaction counsel, met in New York to perform their due diligence review and finalize transaction terms, including negotiation of the agreement and plan of exchange. An arms-length negotiation between the parties resulted in the amount of original exchange consideration of $54.00 per share. The premium of approximately 30% over the average trading price for shares of Florida Progress common stock over the 20 trading days before the initial announcement of the share exchange was consistent with precedent transactions.


    The decision to allow an election of cash or stock subject to pro rata distribution was intended to allow flexibility for Florida Progress shareholders in their future portfolio holdings of the combined entity's stock while maintaining the targeted capital structure. The structure of original exchange consideration was determined based on the pro forma financial position of the combined entity post-closing. In particular, the parties considered the pro forma capital structure, including the relative percentages of equity and long-term debt, of the utilities and the holding company after closing of the proposed transaction. The parties believe that the ratio of 65% cash and 35% CP&L Energy common stock provides an adequate capital structure to promote future growth, meet utility investment requirements and protect the ongoing shareholder value within the combined enterprise.


    On August 12, 1999, Mr. Korpan and Mr. Cavanaugh met in Raleigh, North Carolina to discuss the composition of the CP&L Energy board of directors and charitable contributions of Florida Progress following completion of the share exchange. On August 19, 1999, Mr. Cavanaugh sent a letter to Mr. Korpan describing these subjects. The letter provided, among other things, that immediately following the share exchange the CP&L Energy board of directors would consist of 14 persons, ten of whom will be continuing directors of Carolina Power & Light and four of whom will be designated by Florida Progress from the Florida Progress board of directors and acceptable to Carolina Power & Light. The letter also provided the terms upon which the Florida Progress designees would be nominated for reelection to the CP&L Energy board following their initial terms. Finally, the letter committed Carolina Power & Light to continue Florida Progress' tradition of community involvement and charitable contributions following completion of the share exchange, in the form of a commitment to continue, for a minimum of three years, to make charitable contributions in Florida Progress' service territory at no less than the current level.

    At its regularly scheduled meeting held on August 19, 1999, the Florida Progress board of directors reviewed with Salomon Smith Barney the proposed financial structure, exchange ratio, and potential financial and strategic benefits and risks of the transaction. In addition, representatives of LeBoeuf, Lamb, Greene & MacRae, L.L.P. summarized the terms and conditions of the proposed agreement and plan of exchange and the board's legal duties in connection with its consideration of the transaction. Florida Progress management also provided an update on the due diligence review and its analysis of the benefits and risks of the transaction.

    On August 20, 1999, the Carolina Power & Light board of directors held a special meeting at which the board of directors received presentations from its management team relating to the strategic benefits and risks of the proposed transaction with Florida Progress, the results of the due diligence investigation of Florida Progress, the financial terms of the transaction and the expected synergies to be achieved, the detailed terms of the proposed agreement and plan of exchange, and the regulatory filings and approvals to be obtained in order to complete the share exchange. Representatives of Merrill Lynch made a detailed financial presentation to the Carolina Power & Light board of directors and orally advised the Carolina Power & Light board of directors that, in its opinion, as of that date and based upon and subject to the factors and assumptions it described, the original exchange consideration to be paid to the holders of Florida Progress common stock under the share exchange was fair to Carolina Power & Light and CP&L Energy from a financial point of view. Representatives of Hunton & Williams reviewed with the Carolina Power & Light board of directors their legal duties and responsibilities in connection with their consideration of the transaction.

    Following these meetings, the parties finalized their due diligence investigations and completed a draft of the agreement and plan of exchange reflecting the proposed terms, conditions and structure of the transaction. Florida Progress and BankBoston, N.A. negotiated and executed the second amendment, dated as of August 22, 1999, to the Shareholder Rights Agreement, dated as of November 21, 1991, between Florida Progress and BankBoston, N.A., as successor rights agent, to exempt Carolina Power & Light and the share exchange transaction from triggering provisions of the Rights Agreement and provide that the rights will expire immediately before the share exchange and that the Rights Agreement will terminate upon the effectiveness of the share exchange.

    The Florida Progress board of directors held a special telephonic meeting on August 21, 1999 and received updates from Florida Progress management and LeBoeuf, Lamb, Greene & MacRae, L.L.P. on the final terms of the transaction. In addition, Salomon Smith Barney reviewed with the Florida Progress board of directors its financial analyses with respect to the original exchange consideration and orally delivered its opinion to the Florida Progress board of directors, confirmed by delivery of a written opinion dated August 21, 1999, to the effect that, as of that date and based on and subject to the matters described in its opinion, the original exchange consideration was fair, from a financial point of view, to holders of Florida Progress common stock. After considering and discussing the various presentations at this meeting and its prior meetings, as well as the recommendation of Florida Progress' management, the Florida Progress board of directors, by unanimous vote, approved the agreement and plan of exchange, including the related plan of share exchange, and the transactions contemplated by the agreement and plan of exchange and the related plan of share exchange, authorized the execution of the agreement and plan of exchange and recommended that these matters be submitted to the shareholders of Florida Progress for their approval.

    The Carolina Power & Light board of directors convened a special meeting on August 22, 1999 to receive an update with respect to the proposed transaction with Florida Progress. Merrill Lynch delivered its written opinion to the Carolina Power & Light board of directors to the effect that, as of that date and based upon and subject to the factors and assumptions it described, the original exchange consideration to be paid to the holders of Florida Progress common stock under the share exchange was fair to Carolina Power & Light and CP&L Energy from a financial point of view. After discussion with representatives of senior management, Merrill Lynch and Hunton & Williams, the Carolina Power & Light board of directors unanimously approved the share exchange and the issuance of CP&L Energy common stock in the share exchange. At the same time, the CP&L Energy board of directors approved the share exchange and the issuance of CP&L Energy common stock in the share exchange.

    Following the meeting of the Carolina Power & Light board of directors, Carolina Power & Light and Florida Progress executed the agreement and plan of exchange and related documents on Sunday, August 22, 1999 and publicly announced the transaction on Monday, August 23, 1999.


    During the due diligence process leading up to the execution of the agreement and plan of exchange, Florida Progress discussed the operation of its EARTHCO business. As part of that discussion, Florida Progress provided information regarding the capital costs of its three existing synthetic fuel plants, the plants' production levels, and the potential economic benefits that could be derived from tax credits associated with the production and sale of the synthetic fuels. Florida Progress also disclosed that it might have the opportunity to acquire additional synthetic fuel plants.



    In October 1999, a Florida Progress subsidiary, Electric Fuels Corporation, did acquire four additional synthetic fuel plants, known as the EARTHCO plants, after consulting with Carolina Power & Light. After signing the agreement and plan of exchange on August 22, 1999, information arising out of Electric Fuels' operations of its existing synthetic fuel plants as well as its study of the EARTHCO plants before and after their purchase caused Florida Progress' management to believe that the EARTHCO plants could possibly be operated at much higher output levels than previously believed. If these higher output levels were achieved and the product were sold, these new units had the potential to produce substantially more tax credits and have substantially higher economic benefits than previously believed by Florida Progress and disclosed to Carolina Power & Light. After determining this potentially greater economic benefit, Florida Progress approached Carolina Power & Light and requested that Carolina Power & Light consider paying additional consideration to Florida Progress shareholders if this greater economic benefit actually materialized.



    From November 1999 through January 2000, representatives of Carolina
Power & Light and Florida Progress discussed the potential enhanced economic benefits of the EARTHCO plants and the alternate forms of appropriate exchange consideration. The realization of the additional potential benefit, which was identified by Florida Progress' management after the execution of the agreement and plan of exchange, is contingent on numerous factors, including the results from future operation of the EARTHCO plants at projected levels, the qualification of the EARTHCO plants for tax credits, the marketability and sale of the product, and CP&L Energy's ability to use the tax credits generated, among others. Given these uncertainties, the parties agreed that some form of contingent consideration was appropriate compensation for the contingent future benefit. The parties determined that contingent value obligations were an appropriate mechanism to allow Florida Progress shareholders to participate in the potential additional benefits from the EARTHCO plants if those benefits were in fact realized.



    During early January 2000, the parties reached an understanding that they would seek to develop a contingent value obligation structure that would provide Florida Progress shareholders with payments equal to 50% of the net after tax cash flow, including tax benefits used by CP&L Energy, generated by the EARTHCO plants in excess of $80 million per year for each of the years 2001 through 2007. The $80 million preference amount was agreed upon by the parties as a result of the following negotiation process. Before execution of the agreement and plan of exchange in August 1999, Carolina Power & Light believed that the original exchange consideration included value for Electric Fuels' existing synthetic fuels plants and additional synthetic fuels plants that it may acquire. Carolina Power & Light proposed the $80 million annual preference amount as a reasonable approximation of the annual net cash flow that the EARTHCO plants were expected to produce if and when they were acquired by Electric Fuels, based on its review of Florida Progress' August 1999 estimates of the expected annual cash flows of Electric Fuels' existing synthetic fuel plants. On this basis, CP&L Energy believed that it should be entitled to retain the first $80 million of benefits from the EARTHCO plants and that the Florida Progress shareholders and CP&L Energy should share equally any benefits in excess of that amount. Florida Progress' acceptance of the structure of the contingent value obligations was based upon Florida Progress believing, using the assumptions discussed in "The Share Exchange--The Contingent Value Obligations", that the economic benefit to Florida Progress shareholders would be at least $150 million net present value (based on an 8% discount rate, which was the rate that Florida Progress and Carolina Power & Light agreed to use in structuring the contingent value obligations). The parties used those assumptions solely for purposes of structuring the contingent value obligations, but no assurance can be given as to whether those assumptions will be realized.



    During January and February 2000, the parties negotiated the terms of the contingent value obligations to implement that understanding. In this joint proxy statement/prospectus, we sometimes refer to the cash and shares of common stock consideration originally agreed upon in August 1999 as the original exchange consideration and the cash, shares of common stock and contingent value obligations agreed upon in the amended and restated agreement and plan of exchange as the revised exchange consideration. See the "Description of the Contingent Value Obligations" section of this joint proxy statement/prospectus. The parties have completed the sale to Carolina Power & Light of a 90% interest in an Electric Fuels entity that owns one of the EARTHCO plants, for cash plus future payments to Electric Fuels. The purchase agreement provides for the repurchase of the interest by the Electric Fuels entity should the share exchange between Florida Progress, CP&L Energy and Carolina Power & Light not occur. The repurchase price would approximate the original consideration given for the interest, adjusted by an amount to compensate for the economic benefit obtained by Carolina Power & Light during the period it owned the interest. The parties are in the process of negotiating a sale to Carolina Power & Light of a majority interest in an Electric Fuels entity that owns another EARTHCO plant under similar terms. Since payments under the contingent value obligations are based on the net after-tax cash flows of the EARTHCO plants following the closing of the share exchange, the pre-closing sale to Carolina Power & Light of interests in one or more of the EARTHCO plants will not result in any change in the timing or magnitude of payments under the contingent value obligations.



    At its regularly scheduled meeting held on February 24, 2000, the Florida Progress board of directors reviewed with Florida Progress management the changes to the exchange consideration to be received by Florida Progress shareholders in the share exchange, the terms of the contingent value obligations, Florida Progress management's estimates of the value of the contingent value obligations to Florida Progress shareholders, including the assumptions upon which the estimates were based and the factors which would impact the value of the contingent value obligations, and the financial benefits and risks of the transaction, as described below in "--Recommendation of the Florida Progress Board of

Directors," as well as the legal, tax and operational risks involved with the EARTHCO plants and the contingent value obligations. Representatives of Salomon Smith Barney reviewed with the Florida Progress board of directors the financial aspects of the revised exchange consideration. Representatives of Florida Progress management and LeBoeuf, Lamb, Greene & MacRae, L.L.P. summarized the legal issues involved with the contingent value obligations and the board's legal duties in connection with the transaction, including the board's continuing duties relating to the rights and obligations of Florida Progress under the exchange agreement, the board's fiduciary duties under Florida law to carefully consider the revised transaction, and the board's duties under federal securities laws with respect to the proxy statement.


    The Florida Progress board of directors held a special meeting on March 3, 2000 and received updates from Florida Progress management and LeBoeuf, Lamb, Greene & MacRae, L.L.P. on the final terms of the revised transaction. In addition, Salomon Smith Barney reviewed with the Florida Progress board of directors its financial analyses with respect to the revised exchange consideration and orally delivered its opinion to the Florida Progress board of directors, confirmed by delivery of a written opinion dated March 3, 2000, to the effect that, as of that date and based on and subject to the matters described in its opinion, the revised exchange consideration was fair, from a financial point of view, to holders of Florida Progress common stock. After considering and discussing the various presentations at this meeting and its prior meetings, as well as the recommendation of Florida Progress' management, the Florida Progress board of directors, by unanimous vote, approved the amended and restated agreement and plan of exchange, including the related plan of share exchange, and the transactions contemplated by the amended and restated agreement and plan of exchange and the related plan of share exchange, authorized the execution of the amended and restated agreement and plan of exchange and recommended that these matters be submitted to the shareholders of Florida Progress for their approval.

    The Carolina Power & Light board of directors convened a special meeting on February 25, 2000 to discuss the proposed addition of the contingent value obligations to the exchange consideration in the transaction. Merrill Lynch orally delivered its opinion to the Carolina Power & Light board of directors, confirmed by delivery of a written opinion dated as of February 25, 2000, to the effect that, as of that date and based upon and subject to the factors and assumptions it described, the revised exchange consideration to be paid by CP&L Energy under the share exchange was fair to Carolina Power & Light and CP&L Energy from a financial point of view. After discussion with representatives of senior management, Merrill Lynch and Hunton & Williams, the Carolina Power & Light board of directors unanimously approved the amended and restated agreement and plan of exchange and the contingent value obligation agreement. At the same time, the CP&L Energy board of directors approved the amended and restated agreement and plan of exchange and the contingent value obligation agreement.


    Following the meetings of the Carolina Power & Light board of directors and the Florida Progress board of directors, Carolina Power & Light, CP&L Energy and Florida Progress executed the exchange agreement and related documents on March 3, 2000 and publicly announced the revised terms of the share exchange on March 6, 2000.


REASONS OF FLORIDA PROGRESS FOR AGREEING TO THE SHARE EXCHANGE WITH CP&L ENERGY

    The Florida Progress board of directors believes that the share exchange will join two companies with complementary operations and a common vision of the future of the energy markets in the southeastern region of the United States. Based on the prospects of utility deregulation and the increasing competitive pressures faced by electric utility companies, the Florida Progress board of directors believes that in order to succeed in such a market, Florida Progress must have a larger customer base with increased economies of scale to be an efficient, low cost supplier of energy and related services. The share exchange is expected to allow Florida Progress to achieve these goals and to provide substantial strategic and financial benefits to the shareholders of Florida Progress. The Florida Progress board of directors believes that these benefits include:

PREMIUM OVER MARKET PRICE

    - Florida Progress shareholders will receive $54.00 in value, subject to adjustment, as a result of the share exchange, to be paid either in cash, shares of CP&L Energy common stock, or a combination of the two, which represents an approximate 30% premium over the average trading price of Florida Progress' common stock over the 20 trading days before the initial announcement of the share exchange.

IMPROVED STRATEGIC POSITIONS AND INCREASED CUSTOMER BASE AND GENERATION ASSETS

    - The combination of the complementary expertise and infrastructure of Florida Progress and Carolina Power & Light will create a major regional utility in the southeastern United States, one of the highest customer growth areas in the country.

    - The combined company will have a broader customer base and more generating assets than Florida Progress as an independent entity and should have the size and scope to be an effective participant in the emerging and increasingly competitive electric and natural gas utility markets.

    - Based on the 1998 results for Florida Progress and Carolina Power & Light, the total annual revenues for the combined company will be approximately $6.7 billion. In addition, the combined company will serve approximately
      2.5 million electricity customers in a 50,000-square-mile retail service area. Moreover, the predominantly residential customer base of Florida Power Corporation complements Carolina Power & Light's greater proportion of commercial and industrial customers. The combined company will also have in excess of 18,500 megawatts of generating capacity.

POTENTIAL SYNERGIES

    - Florida Progress and Carolina Power & Light expect net savings in operating costs or revenue enhancements from the share exchange in excess of $100 million for the first full year and subsequent years following the share exchange. The savings will primarily result from the elimination of duplicate corporate and administrative programs and operating efficiencies, including integration of Florida Progress' Crystal River nuclear site with Carolina Power & Light's three existing nuclear sites.

POTENTIAL EXPANSION OPPORTUNITIES

    - The combined company is expected to be able to market a portfolio of energy-related services, particularly generation, throughout the southeast region. The combination of Florida Progress and Carolina Power & Light is expected to increase the opportunities for expansion of Florida Progress' operations.

RECOMMENDATION OF THE FLORIDA PROGRESS BOARD OF DIRECTORS

    At a special meeting held on August 21, 1999, the Florida Progress board of directors unanimously approved and adopted the agreement and plan of exchange, including the related plan of share exchange, and the transactions contemplated by the agreement and plan of exchange and, at a special meeting on March 3, 2000, the Florida Progress board of directors unanimously approved and adopted the amended and restated agreement and plan of exchange, including the related plan of share exchange, and the transactions contemplated by the amended and restated agreement and plan of exchange after determining that these transactions were fair to and in the best interests of Florida Progress and its shareholders. Accordingly, the Florida Progress board of directors recommends that its shareholders vote FOR the approval of the amended and restated agreement and plan of exchange, including the related plan of share exchange, and the transactions contemplated by the amended and restated agreement and plan of exchange and related plan of share exchange.

    In approving the agreement and plan of exchange, including the related plan of share exchange, and the transactions contemplated by the agreement and plan of exchange and in reaching its recommendation at the special meeting on August 21, 1999, the Florida Progress board of directors consulted with Florida Progress' management and legal and financial advisors. The following are the material factors considered by the Florida Progress board of directors, some of which contained both positive and negative elements:

    - the board of directors' consideration of information concerning the financial condition, results of operations, prospects and businesses of Florida Progress and Carolina Power & Light, including the revenues of the companies and the recent stock price performance of Florida Progress shares and Carolina Power & Light shares;

    - the effects of the changing regulatory environment and increased competition in the energy industry;

    - the recent trend in the utility industry toward consolidation and strategic partnerships that create larger, stronger companies made to face an increasingly competitive environment;

    - other strategic options potentially available to Florida Progress, including the prospects of positioning Florida Progress for the future and enhancing long-term shareholder value by remaining an independent company or by effecting a strategic business combination with another party, and the impact of Florida Progress' geographic location upon the availability of strategic partners;

    - the results of the investigation by the management of Florida Progress of potential business combinations with alternative parties;

    - the financial and business prospects for the combined business, including general information relating to possible synergies, cost reductions, and operating efficiencies and consolidations;

    - the strategic fit between Florida Progress and Carolina Power & Light and the philosophy of the management of Carolina Power & Light, especially as it relates to the means of meeting the challenges of industry change and that philosophy's compatibility with the philosophy of Florida Progress management;

    - the Florida Progress per share consideration of $54.00, subject to adjustment, which represents an approximate 30% premium over the average trading price of Florida Progress' common stock over the 20 trading days before the announcement of the share exchange;

    - the fact that the $54.00 value of the stock consideration is subject to adjustment in the event that the Average Closing Price is greater then $45.39 or less than $37.13;

    - the taxable nature of the transaction and the fact that the exchange of Florida Progress common stock for the exchange consideration will be a taxable sale of stock for United States federal income tax purposes;

    - the provision in the agreement and plan of exchange of the opportunity for Florida Progress shareholders to receive cash for their shares (prorated if Florida Progress shareholders elect to receive more than 65% of their total consideration in cash);

    - the fact that, under the agreement and plan of exchange, Florida Progress' obligation to consummate the share exchange is conditioned upon the average trading price of CP&L Energy common stock over the 20 trading days ending on the fifth day before the closing not being less than $30 per share;

    - the likelihood of obtaining regulatory approvals for the share exchange in the current regulatory environment;

    - the fact that most administrative functions of Florida Progress would be relocated to Raleigh, North Carolina, while a regional headquarters for the operations of Florida Power Corporation will remain in St. Petersburg, Florida to the extent consistent with prudent fiscal planning;

    - Carolina Power & Light's agreement to continue, for a minimum of three years, to make annual charitable contributions in Florida Progress' service territory at no less than the current level;

    - the corporate governance aspects of the share exchange, including the fact that the combined company will have four new directors appointed to its board of directors, one of whom will be Mr. Korpan, the current Chairman, President and Chief Executive Officer of Florida Progress, and the other three of whom will be recommended from the current board of directors of Florida Progress;

    - the interests of certain persons in the share exchange, including Mr. Korpan and other key members of Florida Progress' management;

    - the terms of the agreement and plan of exchange, which provide for representations, warranties, conditions to closing and rights relating to termination and payment of termination fees that are substantially similar to the representations, warranties, conditions to closing and rights relating to termination that appear in similar transactions;

    - the opinion, dated August 21, 1999, of Salomon Smith Barney to the Florida Progress board of directors as to the fairness, from a financial point of view, of the original exchange consideration to the holders of Florida Progress common stock; and


    - the other advice from management and the board of directors' financial and legal advisors over an extended period, and the discussions of the board of directors, concerning the proposed agreement and plan of exchange, and related plan of share exchange, and the transactions contemplated by the proposed agreement and plan of exchange, and related plan of exchange.


    The Florida Progress board of directors has also considered:

    - the risk that the benefits sought in the share exchange would not be obtained;

    - the risk that the share exchange would not be consummated;

    - the effect of the public announcement of the share exchange on Florida Progress' sales, customer and supplier relationships, operating results and ability to retain employees, and on the trading price of Florida Progress common stock;

    - the substantial management time and effort that will be required to consummate the share exchange and integrate the operations of the two companies;

    - the impact of the share exchange on Florida Progress employees;

    - the possibility that provisions of the agreement and plan of exchange might have the effect of discouraging other persons potentially interested in a combination with Florida Progress from pursuing such an opportunity;

    - the risk that the value of Carolina Power & Light shares will decline; and

    - other matters described under "Risk Factors Relating to the Share Exchange" and "A Caution About Forward-Looking Statements."

    In the judgment of the Florida Progress board of directors, the potential benefits of the share exchange outweigh these considerations.

    At a special meeting on March 3, 2000, the Florida Progress board of directors unanimously approved and adopted the amended and restated agreement and plan of exchange, including the related plan of share exchange, which amended the agreement and plan of exchange to, among other things, provide that the contingent value obligations would be included as part of the revised exchange consideration payable to Florida Progress shareholders upon consummation of the share exchange. The following are the material factors considered by the Florida Progress board of directors, some of which contained both positive and negative elements:


    - the likely performance of the EARTHCO plants, and their potential impact on Florida Progress' strategic position as an independent entity, and as a subsidiary of CP&L Energy;


    - the fact that Florida Progress management projections, which were based on the assumptions used to structure the contingent value obligations, demonstrated an economic benefit to Florida Progress shareholders of at least $150 million net present value, if those assumptions proved accurate;


    - the fact that if the rate of inflation were assumed to be about 1.5% (consistent with the average rate of inflation over the years 1996 through 1998) and the other assumptions used to structure the contingent value obligations remained the same, the economic benefit of the contingent value obligations to Florida Progress shareholders would increase by $38 million net present value;



    - the impact of using different discount rates in calculating the net present value of the contingent value obligations and the fact that if net present value of the contingent value obligations was calculated using a 7% discount rate (which approximates Florida Progress' combined weighted average cost of capital) rather than an 8% discount rate (which was the rate that Florida Progress and Carolina Power & Light agreed to use in structuring the contingent value obligations), and the other assumptions used to structure the contingent value obligations remained the same, the net present value of the contingent value obligations would increase by $23 million (it should be noted that in rendering its opinion, Salomon Smith Barney applied a range of discount rates from 15% to 20% to reflect a higher risk for the synthetic fuels operations at the EARTHCO plants);


    - the fact that there could be no assurances that the projections and assumptions of Florida Progress management discussed above would prove accurate;


    - the likely value Florida Progress shareholders would receive from the contingent value obligations (which is discussed and quantified in points two and three above) and the share exchange transaction as a whole compared with the operation of the EARTHCO plants if Florida Progress were to remain an independent entity (which was estimated at the board meeting, utilizing a 7% discount rate, to have a net present value of approximately $435 million; however, the board also considered that the value realized would depend on a number of operating and economic variables, including sales levels, sale prices and costs of production; the level of, and economic benefits from, sales of interests in the subsidiaries owning the EARTHCO plants; the rate of future inflation and value of future tax credits; and, the growth of Florida Progress' tax base);



    - the fact that, if the EARTHCO plants operate at Florida Progress management's estimated level of sales, Florida Progress shareholders would receive a share of the benefits from the operation of the synthetic fuel plants under the contingent value obligations with CP&L Energy receiving the remaining benefits, and the relative division of these benefits between Florida Progress shareholders and CP&L Energy;

    - the fact that the contingent value obligations would represent additional consideration in the share exchange since the previously announced amount and structure of cash and common stock consideration to be received by Florida Progress shareholders in the share exchange would not be changed;


    - the opinion, dated March 3, 2000, of Salomon Smith Barney to the Florida Progress board of directors as to the fairness, from a financial point of view, of the revised exchange consideration to the holders of Florida Progress common stock;

    - the terms of the amended and restated agreement and plan of exchange; and

    - all of the factors which were considered by the board in determining to adopt and approve the agreement and plan of exchange on August 21, 1999, as described above.

    This discussion of the information and factors considered by the Florida Progress board of directors is not intended to be all-inclusive. In view of the wide variety of factors considered, the Florida Progress board of directors did not quantify or otherwise attempt to assign relative weights to the factors discussed above or determine that any factor was of particular importance. In addition, the Florida Progress board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, supported or did not support the board's ultimate determination to approve the share exchange. Moreover, individual members of the Florida Progress board of directors may have given different weight to different factors. Rather, the Florida Progress board of directors based its recommendation on the totality of the information presented.

CP&L ENERGY AND CAROLINA POWER & LIGHT REASONS FOR THE SHARE EXCHANGE

    The CP&L Energy and Carolina Power & Light boards of directors believe that the share exchange will result in the following significant benefits to CP&L
Energy:

STRONG SOUTHEASTERN REGIONAL PROVIDER OF ENERGY SERVICES

    - The share exchange will integrate two strong companies in the southeastern region of the United States, one of the highest growth areas in the country, increasing the potential for growth in shareholder value.

    - The combined company is expected to be capable of offering energy and a broad variety of low-cost, quality energy-related services to a broader customer base during a time of rapid change in the utility industry.

POTENTIAL FOR MORE RAPID EARNINGS GROWTH

    - Florida Progress' substantial generation capacity, strategically located in Florida adjacent to the attractive Georgia market, should complement Carolina Power & Light's generating assets, located in North Carolina and South Carolina, and should provide the combined company with greater access to these competitive markets.

    - The financial strength and stability of the combined company's larger balance sheet of approximately $19.0 billion in total assets as shown in the Unaudited Pro Forma Combined Condensed Financial Statements should enhance the combined company's financing capability and support the growth objectives established for both regulated and nonregulated businesses.

    - In addition, CP&L Energy expects to realize savings in operations and maintenance expenses relating to the following items:

       - INTEGRATION OF CORPORATE FUNCTIONS. The combined company should be able to reduce the number of redundant functions where the staffing levels are relatively fixed and do not directly vary with an increase or decrease in the number of employees or customers. Preliminary analyses indicate the integration of duplicative functions could result in net labor savings of $24 to $32 million in 2001 and increase to $38 to $45 million by 2003.


       - INTEGRATION OF CORPORATE PROGRAMS. The combined company should be able to integrate corporate and administrative programs which will reduce non-labor costs in the areas of insurance, advertising, professional services, benefits plan administration, credit facilities, association dues, and shareholder services, among others. In addition, future operational expenditures in the area of information systems that each company would make on a stand-alone basis should be significantly reduced. Initial examinations project the elimination of duplicate corporate programs could result in savings of $24 to $32 million in 2001 and rise to $30 to $37 million by 2003.


       - OTHER PURCHASING ECONOMIES. The combined company should be able to centralize purchasing functions. It should also be able to obtain purchasing leverage resulting in greater volume discounts for materials and services. Initial estimates indicate the combined company could save $2 to $3 million in 2001 increasing to $4 to $6 million by 2003 in operations and maintenance expense through initiatives to centralize purchasing and utilize greater leverage with suppliers. The capital investment savings related to purchasing centralization is expected to range from $16 to $18 million in 2001 to $11 to $13 million in 2003.

       - FUEL PROCUREMENT. The combined company should achieve economies as a result of its integrated purchasing to meet its larger combined fuel requirements. More analyses are necessary and underway to reasonably estimate the amount of savings anticipated from the fuel procurement activities of the combined company. Currently, at least $1 to $2 million annually in savings is projected.

       - BUSINESS OPTIMIZATION. The combined company may implement best practice initiatives, which initial estimates indicate could yield savings of $24 to $30 million in 2001 and increase to $32 to $40 million by 2003.

ESTABLISHMENT OF A STRONGER COMPETITIVE POSITION IN CP&L ENERGY'S UTILITY
  BUSINESSES

    - The combined company's greater generation assets and customer base should provide the combined company with the size and scope to compete in the increasingly competitive utility markets. The combined company will have in excess of 18,500 megawatts of generating capacity and will serve approximately 2.5 million electricity customers in a 50,000-square-mile retail service area.


    - Greater scale should result in significant cost efficiencies and lower per unit costs, resulting in the improvement of the utility businesses' competitive position in a deregulating and increasingly competitive industry with resulting benefits to utility customers. As discussed above, greater scale will allow for cost savings from efficiencies created by the integration of corporate functions and corporate programs, as well as, create opportunities for savings in purchasing economies and fuel procurement. Since the base over which initiative costs will be spread will be increased with the combined company, future initiatives undertaken by the combined company should be achieved more cost efficiently than if the same initiatives were implemented by each of the companies separately, resulting in lower per unit costs.


    - The resulting lower cost structure for CP&L Energy's regulated businesses should reduce potential customer and margin loss that could occur due to the effects of the deregulation.

IMPROVEMENT OF RISK PROFILE

    - The combined company's exposure to different geographic markets, a broader portfolio of assets and greater financial resources should improve its ability to withstand risk and volatility.

RECOMMENDATION OF THE CP&L ENERGY AND CAROLINA POWER & LIGHT BOARDS OF DIRECTORS

    At a special meeting held on August 22, 1999, the Carolina Power & Light board of directors unanimously approved and adopted the agreement and plan of exchange, including the related plan of share exchange, and the issuance of shares of CP&L Energy common stock, after determining that these transactions were fair to and in the best interests of Carolina Power & Light. At a special meeting held on February 25, 2000, the Carolina Power & Light board of directors unanimously approved and adopted the amended and restated agreement and plan of exchange, including the related plan of share exchange and the form of contingent value obligation agreement, and the issuance of CP&L Energy common stock after determining that these transactions were fair to and in the best interests of Carolina Power & Light and CP&L Energy. At the same time, the CP&L Energy board of directors approved and adopted the amended and restated agreement and plan of exchange after making the same determination. Accordingly, the CP&L Energy and Carolina Power & Light boards of directors unanimously recommends that its shareholders vote FOR approval of the issuance of the shares of CP&L Energy common stock in the share exchange.

    During the course of their deliberations relating to the agreement and plan of exchange and the amended and restated agreement and plan of exchange, the CP&L Energy and Carolina Power & Light boards of directors consulted with their management and legal and financial advisors and considered the following factors in addition to the expected benefits described above:

    - TERMS AND CONDITIONS OF THE AGREEMENT AND PLAN OF EXCHANGE. The terms and conditions of the agreement and plan of exchange and the amended and restated agreement and plan of exchange, including the original exchange consideration and the revised exchange consideration and the exchange ratio, the contingent value obligations and the contingent value obligation agreement, the terms of the termination provisions and the amount and circumstances in which a termination fee and expenses could become payable by Florida Progress and the course of negotiations resulting in the execution of the agreement and plan of exchange and the amended and restated agreement and plan of exchange.

    - FLORIDA PROGRESS OPERATING AND FINANCIAL CONDITION. The business, operations, financial condition, operating results and prospects of Florida Progress.

    - FIT AND COMPATIBILITY. The strategic fit, compatible corporate cultures and visions of the future of the energy business of Carolina Power & Light and Florida Progress.

    - FAIRNESS OPINION. The opinion and analyses of Merrill Lynch presented to the Carolina Power & Light board of directors on August 20, 1999 and February 25, 2000, and the written opinions dated as of August 22, 1999 and February 25, 2000 from Merrill Lynch to the Carolina Power & Light board of directors to the effect that, as of each date and based upon and subject to the factors and assumptions it described, the exchange consideration to be paid by CP&L Energy under the share exchange was fair to Carolina Power & Light and CP&L Energy from a financial point of view.

    - TIMING AND ACHIEVABILITY. The anticipated timing required to complete the share exchange including, in particular, the expected timing to obtain required regulatory approvals and management's view as to the likelihood of obtaining the required approvals without the imposition of conditions that would materially adversely affect Carolina Power & Light and CP&L Energy or Florida Progress.

    The discussion above of the material factors considered by the Carolina Power & Light and CP&L Energy boards of directors in their consideration of the agreement and plan of exchange, the amended and restated agreement and plan of exchange and the issuance of shares of CP&L Energy common stock in connection with the agreement and plan of exchange is not intended to be all-inclusive. In view of the variety of factors and the amount of information considered, the Carolina Power & Light and CP&L Energy boards of directors did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its determination. The determination to approve the agreement and plan of exchange, the amended and restated agreement and plan of exchange and the issuance of shares of CP&L Energy common stock in connection with the agreement and plan of exchange was made after consideration of all the factors taken as a whole, though individual members of the Carolina Power & Light and CP&L Energy boards of directors may have given different weights to different factors.


OPINION OF THE FINANCIAL ADVISOR TO FLORIDA PROGRESS


    Florida Progress retained Salomon Smith Barney to act as its exclusive financial advisor in connection with the proposed share exchange. In connection with its engagement, Florida Progress requested that Salomon Smith Barney evaluate the fairness, from a financial point of view, to the holders of Florida Progress common stock of the exchange consideration. On August 21, 1999, at a meeting of the Florida Progress board of directors held to evaluate the proposed share exchange, Salomon Smith Barney delivered to the Florida Progress board of directors an oral opinion, confirmed by delivery of a written opinion dated August 21, 1999, to the effect that, as of that date and based on and subject to the matters described in its opinion, the exchange consideration was fair, from a financial point of view, to the holders of Florida Progress common stock. On March 3, 2000, at a meeting of the Florida Progress board of directors held to evaluate the exchange agreement, Salomon Smith Barney confirmed its earlier opinion by delivery of a written opinion dated March 3, 2000, the date on which the amended and restated agreement and plan of exchange was executed. In connection with its opinion dated March 3, 2000, Salomon Smith Barney updated its analyses performed in connection with its earlier opinion and reviewed the assumptions on which the analyses were based and the factors considered in connection with its opinion.


    In arriving at its opinion, Salomon Smith Barney:


    - reviewed the exchange agreement and a draft dated March 1, 2000 of a form of the contingent value obligation agreement;


    - held discussions with senior officers, directors and other representatives and advisors of Florida Progress and senior officers, representatives and advisors of Carolina Power & Light concerning the businesses, operations and prospects of Florida Progress and Carolina Power & Light;

    - examined publicly available business and financial information relating to Florida Progress and Carolina Power & Light;

    - examined financial forecasts and other information and data for Florida Progress and Carolina Power & Light which were provided to or otherwise discussed with it by the managements of Florida Progress and Carolina Power & Light;

    - reviewed the financial terms of the share exchange as described in the amended and restated agreement and plan of exchange and the contingent value obligation agreement;

    - reviewed current and historical market prices and trading volumes of Florida Progress common stock and Carolina Power & Light common stock;

    - reviewed the historical and projected earnings and other operating data of Florida Progress and Carolina Power & Light;

    - reviewed the capitalization and financial condition of Florida Progress and Carolina Power & Light;

    - considered, to the extent publicly available, the financial terms of other transactions recently effected that it considered relevant in evaluating the share exchange;

    - analyzed financial, stock market and other publicly available information relating to the businesses of other companies whose operations it considered relevant in evaluating those of Florida Progress and Carolina Power & Light; and

    - conducted other analyses and examinations and considered other financial, economic and market criteria as it deemed appropriate in arriving at its opinion.

    In rendering its opinion, Salomon Smith Barney assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data that it reviewed or considered. With respect to these financial forecasts and other information and data, the managements of Florida Progress and Carolina Power & Light advised Salomon Smith Barney that they were prepared on bases reflecting the best currently available estimates and judgments of the managements of Florida Progress and Carolina Power & Light as to the future financial performance of Florida Progress, Carolina Power & Light and CP&L Energy and other matters covered by the financial forecasts and other information and data.

    Salomon Smith Barney assumed, with the consent of Florida Progress, that the Carolina Power & Light/CP&L Energy exchange would be effected in all material respects in accordance with its terms and that, in the course of obtaining the necessary regulatory approvals for the share exchange, no limitations, restrictions or conditions will be imposed that would have a material adverse effect on Florida Progress, Carolina Power & Light, CP&L Energy or the combined company. Representatives of Florida Progress advised Salomon Smith Barney, and therefore Salomon Smith Barney also assumed, that the final terms of the contingent value obligation agreement would not vary materially from those described in the draft of the contingent value obligation agreement reviewed by Salomon Smith Barney. Salomon Smith Barney did not express any opinion as to what the value of CP&L Energy common stock and the contingent value obligations will be when issued to Florida Progress shareholders in the share exchange or the prices at which the CP&L Energy common stock or contingent value obligations will trade or otherwise be transferable after the share exchange. Salomon Smith Barney did not make and was not provided with an independent evaluation or appraisal of the assets or liabilities, contingent or otherwise, of Florida Progress or Carolina Power & Light, and Salomon Smith Barney did not make any physical inspection of the properties or assets of Florida Progress or Carolina Power & Light.

    In connection with its engagement, Salomon Smith Barney was not requested to, and it did not, solicit third party indications of interest in the acquisition of all or a part of Florida Progress. Salomon Smith Barney expressed no view as to, and its opinion does not address, the relative merits of the share exchange as compared to any alternative business strategies that might exist for Florida Progress or the effect of any other transaction in which Florida Progress might engage. Salomon Smith Barney's opinion was necessarily based on information available, and financial, stock market and other conditions and circumstances existing and disclosed to Salomon Smith Barney, as of the date of its opinion. Although Salomon Smith Barney evaluated the exchange consideration from a financial point of view, Salomon Smith Barney was not asked to and did not recommend the specific consideration payable in the share exchange, which was determined through negotiation between Florida Progress and Carolina Power & Light. No other instructions or limitations were imposed by Florida Progress on Salomon Smith Barney with respect to the investigations made or procedures followed by Salomon Smith Barney in rendering its opinion.


    THE FULL TEXT OF SALOMON SMITH BARNEY'S WRITTEN OPINION, DATED MARCH 3, 2000, WHICH DESCRIBES THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED TO

THIS JOINT PROXY STATEMENT/PROSPECTUS AS ANNEX B AND IS INCORPORATED INTO THIS JOINT PROXY STATEMENT/ PROSPECTUS BY REFERENCE. SALOMON SMITH BARNEY'S OPINION IS ADDRESSED TO THE FLORIDA PROGRESS BOARD OF DIRECTORS AND RELATES ONLY TO THE FAIRNESS OF THE EXCHANGE CONSIDERATION FROM A FINANCIAL POINT OF VIEW, DOES NOT ADDRESS ANY OTHER ASPECT OF THE SHARE EXCHANGE OR ANY RELATED TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO THE FORM OF THE EXCHANGE CONSIDERATION TO BE ELECTED BY ANY SHAREHOLDER, HOW ANY SHAREHOLDER SHOULD VOTE ON THE SHARE EXCHANGE OR WITH RESPECT TO ANY OTHER MATTER RELATING TO THE SHARE EXCHANGE.


    In preparing its opinion, Salomon Smith Barney performed a variety of financial and comparative analyses, including those described below performed by Salomon Smith Barney in connection with its opinion dated March 3, 2000. The summary of these analyses is not a complete description of the analyses underlying Salomon Smith Barney's opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. Accordingly, Salomon Smith Barney believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

    In its analyses, Salomon Smith Barney considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of Florida Progress and Carolina Power & Light. No company, transaction or business used in those analyses as a comparison is identical to Florida Progress, Carolina Power & Light, CP&L Energy or the share exchange, and an evaluation of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed.

    The estimates contained in Salomon Smith Barney's analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not necessarily purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Salomon Smith Barney's analyses and estimates are inherently subject to substantial uncertainty.

    Salomon Smith Barney's opinion and analyses were only one of many factors considered by the Florida Progress board of directors in its evaluation of the share exchange and should not be viewed as determinative of the views of the Florida Progress board of directors or management with respect to the exchange consideration or the share exchange.


    The following is a summary of the material financial analyses performed by Salomon Smith Barney in connection with the rendering of its opinion dated
March 3, 2000. THE FINANCIAL ANALYSES SUMMARIZED BELOW INCLUDE INFORMATION PRESENTED IN TABULAR FORMAT. IN ORDER TO FULLY UNDERSTAND SALOMON SMITH BARNEY'S FINANCIAL ANALYSES, THE TABLES MUST BE READ TOGETHER WITH THE TEXT OF EACH SUMMARY. THE TABLES ALONE DO NOT CONSTITUTE A COMPLETE DESCRIPTION OF THE FINANCIAL ANALYSES. CONSIDERING THE DATA SHOWN BELOW WITHOUT CONSIDERING THE FULL NARRATIVE DESCRIPTION OF THE FINANCIAL ANALYSES, INCLUDING THE METHODOLOGIES AND ASSUMPTIONS UNDERLYING THE ANALYSES, COULD CREATE A MISLEADING OR INCOMPLETE VIEW OF SALOMON SMITH BARNEY'S FINANCIAL ANALYSES.


FLORIDA PROGRESS ANALYSES

    Given the different mix of Florida Progress' regulated and unregulated businesses, Salomon Smith Barney performed a "Sum of the Parts Analysis" of Florida Progress which evaluated separately each type of business of Florida Progress. However, because many companies in the electric utilities industry are comprised of both regulated and unregulated businesses, Salomon Smith Barney also performed a "Consolidated Analysis" of Florida Progress which evaluated Florida Progress in its entirety. These analyses resulted in implied per share equity reference ranges which Salomon Smith Barney compared to the per share equity value implied for Florida Progress by the exchange consideration. Salomon Smith Barney derived the per share equity value implied by the exchange consideration by adding the following, assuming equal proration of cash and stock consideration among Florida Progress' shareholders:


    - the cash consideration of $35.10 per share;



    - the value of the stock consideration of approximately $14.89 per share, based on the closing price of Carolina Power & Light common stock on March 2, 2000 and the exchange ratio provided for in the exchange agreement;



    - the value of the contingent value obligations of approximately $1.27 per share, based on a discounted cash flow analysis using a 17.5% discount rate, which represents the midpoint of the range of discount rates of 15.0% to 20.0% considered by Salomon Smith Barney, as more fully described below under "Valuation of Additional Consideration;" and



    - the potential value of the ongoing 23.9% interest of Florida Progress' shareholders in the synthetic fuels business at the EARTHCO plants of approximately $1.16 per share through their pro forma ownership of Carolina Power & Light common stock, based on a discounted cash flow analysis using a 17.5% discount rate, which represents the midpoint of the range of discount rates of 15.0% to 20.0% considered by Salomon Smith Barney, as more fully described below under "Valuation of Additional Consideration."



    This calculation resulted in a per share equity value for Florida Progress implied by the exchange consideration of approximately $52.42. Salomon Smith Barney also considered the per share equity value implied by the exchange consideration without taking into account the potential value of the ongoing interest of Florida Progress' shareholders in the synthetic fuels business at the EARTHCO plants. This calculation resulted in a per share equity value for Florida Progress implied by the exchange consideration of approximately $51.26.



    VALUATION OF ADDITIONAL CONSIDERATION. Salomon Smith Barney estimated the potential value of the additional consideration to be received by Florida Progress' shareholders in the share exchange in the form of the contingent value obligations and the ongoing 23.9% interest of Florida Progress' shareholders in the synthetic fuels business at the EARTHCO plants through their pro forma ownership of Carolina Power & Light common stock, based on internal estimates of the management of Florida Progress. In arriving at these estimates, Salomon Smith Barney performed a discounted cash flow analysis of the projected distributions to the holders of contingent value obligations for calendar years 2001 through 2007. Salomon Smith Barney also performed a discounted cash flow analysis of Florida Progress shareholders' ongoing 23.9% interest in the cash available after operating expenses, taxes, distributions to holders of contingent value obligations, capital expenditures and changes in working capital of Florida Progress' synthetic fuels business at the EARTHCO plants over calendar years 2001 through 2007. The cash flows were discounted to present value using discount rates ranging from 15.0% to 20.0%. The discount rate was calculated taking into consideration the risks associated with companies in the earlier stages of development generally and with the synthetic fuels business specifically. Florida Progress has been in the synthetic fuels business since 1998. This analysis resulted in an estimated potential value of the additional consideration to be received by Florida Progress' shareholders in the form of the contingent value obligations of approximately $1.27 per share and the ongoing interest of Florida Progress' shareholders in the synthetic fuels business at the EARTHCO plants of approximately $1.16 per share.

    SUM OF THE PARTS ANALYSIS. Salomon Smith Barney performed an analysis of Florida Progress, referred to as a "Sum of the Parts Analysis," whereby Salomon Smith Barney derived separate equity reference ranges for both the regulated and unregulated businesses of Florida Progress, which were then added together to arrive at an aggregate equity reference range. Given the availability of public information for companies and transactions in the electric utilities industry, the "Sum of the Parts Analysis" for the regulated business was based on a "Public Market Analysis," "Discounted Cash Flow Analyses," "Precedent Transactions Analysis" and "Public Market Plus Premium Analysis." In the case of the unregulated businesses, for which there was more limited comparable publicly available information, the "Sum of the Parts Analysis" was based on a "Discounted Cash Flow Analysis." These analyses are more fully described below.

    PUBLIC MARKET ANALYSIS. Using publicly available information, Salomon Smith Barney reviewed the market values and trading multiples of the following six publicly traded companies in the electric utilities industry:

    - Conectiv Inc.

    - Constellation Energy Group

    - FPL Group, Inc.

    - LG&E Energy Corp.

    - Pinnacle West Capital Corporation

    - TECO Energy, Inc.


    Salomon Smith Barney compared equity values as multiples of estimated calendar year 2000 and 2001 earnings and September 30, 1999 book value. Salomon Smith Barney then applied the following range of selected multiples derived from the selected companies of estimated calendar year 2000 and 2001 earnings and September 30, 1999 book value to corresponding financial data of Florida Progress' regulated business:



                                                                 SELECTED
                                                              MULTIPLE RANGE
                                                              --------------
Estimated 2000 earnings.....................................    8.5x-10.5x
Estimated 2001 earnings.....................................    8.0x- 9.5x
September 30, 1999 book value...............................    1.2x- 1.5x



    The resulting implied per share equity reference range of approximately $23.00 to $28.50 was then added to the implied per share equity reference range derived for Florida Progress' unregulated businesses of approximately $8.50 to $12.00, based on the "Discounted Cash Flow Analyses--Unregulated Business" described below. All multiples were based on closing prices on March 2, 2000, except that in the case of LG&E Energy Corp., multiples were based on the closing price on February 25, 2000, one trading day before announcement of the proposed transaction between LG&E Energy and PowerGen plc referred to under the "Precedent Transactions Analysis" below. Estimated financial data for the selected electric utility companies were based on publicly available research analysts' estimates and estimated financial data for Florida Progress were based on internal estimates of the management of Florida Progress.



    This analysis resulted in the following implied aggregate per share equity reference range for Florida Progress, as compared to the per share equity value implied for Florida Progress by the exchange consideration, both before and after taking into account the potential value of the ongoing interest of Florida Progress shareholders in Florida Progress' overall synthetic fuels business through their pro forma ownership of Carolina Power & Light common stock:



                                   PER SHARE EQUITY VALUE FOR FLORIDA PROGRESS
                                      IMPLIED BY THE EXCHANGE CONSIDERATION
                              ------------------------------------------------------
                              AFTER TAKING INTO ACCOUNT   BEFORE TAKING INTO ACCOUNT
IMPLIED AGGREGATE PER SHARE      POTENTIAL VALUE OF           POTENTIAL VALUE OF
  EQUITY REFERENCE RANGE         ONGOING INTEREST IN         ONGOING INTEREST IN
   FOR FLORIDA PROGRESS       SYNTHETIC FUELS BUSINESS     SYNTHETIC FUELS BUSINESS
---------------------------   -------------------------   --------------------------
    $31.50-$40.75                      $52.42                       $51.26


    DISCOUNTED CASH FLOW ANALYSES. Salomon Smith Barney derived an implied aggregate per share equity reference range for Florida Progress, based on internal estimates of the management of Florida Progress, by performing separate discounted cash flow analyses of the stand-alone cash available after operating expenses, taxes, capital expenditures and changes in working capital of Florida Progress' regulated and unregulated businesses over calendar years 2000 through 2004, and then adding the implied per share equity reference ranges resulting from those analyses.


        REGULATED BUSINESS. The range of estimated terminal values for the regulated business of Florida Progress was calculated by applying terminal value multiples of 5.5x to 6.5x to the projected 2004 earnings before interest, taxes, depreciation and amortization, commonly known as EBITDA, of the regulated business of Florida Progress and terminal value multiples of 13.9x to 17.1x to the projected 2004 earnings of the regulated business of Florida Progress. These terminal value multiples were calculated taking into consideration the EBITDA and earnings multiples of selected electric utilities companies. The cash flows and terminal values were discounted to present value using discount rates ranging from 6.75% to 7.50%. These discount rates were calculated taking into consideration the weighted average cost of capital of selected electric utilities companies. These calculations resulted in an implied per share equity reference range for Florida Progress' regulated business of approximately $37.00 to $46.00.



        UNREGULATED BUSINESSES. The range of estimated terminal values for Progress Capital Holdings (excluding Progress Telecommunications and Florida Progress' overall synthetic fuels business) and Progress Telecommunications, each a division of the unregulated businesses of Florida Progress, was calculated by applying terminal value multiples of 7.5x to 8.5x in the case of Progress Capital Holdings (excluding Progress Telecommunications and Florida Progress' overall synthetic fuels business), and terminal value multiples of 8.0x to 10.0x in the case of Progress Telecommunications, to the projected 2004 EBITDA of these unregulated businesses. These terminal value multiples were calculated taking into consideration the EBITDA multiples of selected companies for each of the unregulated businesses. The cash flows and terminal values were discounted to present value using discount rates ranging from 7.0% to 8.0% in the case of Progress Capital Holdings (excluding Progress Telecommunications and Florida Progress' overall synthetic fuels business), and 15.0% to 20.0% in the case of Progress Telecommunications. These discount rates were calculated taking into consideration the weighted average cost of capital analysis of the selected companies for each of the unregulated businesses. A higher discount rate was applied in the case of Progress Telecommunications given the greater risk associated with start-up companies generally. The range of estimated cash flows generated by Florida Progress' overall synthetic fuels business, also an unregulated business of Florida Progress, was discounted to present value using discount rates ranging from 15.0% to 20.0%. A range of terminal values for the overall synthetic fuels business was not calculated because the synthetic fuels business will only generate a finite stream of cash flows. The discount rate applied in the case of the overall synthetic fuels business was calculated taking into consideration the risks associated with companies in the earlier stages of development generally and with the synthetic fuels business specifically. Florida Progress has been in the synthetic fuels business since 1998. These calculations resulted in an implied per share equity reference range for Florida Progress' unregulated businesses of approximately $8.50 to $12.00.



    These analyses when added together resulted in the following implied aggregate per share equity reference range for Florida Progress, as compared to the per share equity value implied for Florida Progress by the exchange consideration, both before and after taking into account the potential value of the ongoing interest of Florida Progress' shareholders in Florida Progress' overall synthetic fuels business through their pro forma ownership of Carolina Power & Light common stock:



                                   PER SHARE EQUITY VALUE FOR FLORIDA PROGRESS
                                      IMPLIED BY THE EXCHANGE CONSIDERATION
                              ------------------------------------------------------
                              AFTER TAKING INTO ACCOUNT   BEFORE TAKING INTO ACCOUNT
IMPLIED AGGREGATE PER SHARE      POTENTIAL VALUE OF           POTENTIAL VALUE OF
  EQUITY REFERENCE RANGE         ONGOING INTEREST IN         ONGOING INTEREST IN
   FOR FLORIDA PROGRESS       SYNTHETIC FUELS BUSINESS     SYNTHETIC FUELS BUSINESS
---------------------------   -------------------------   --------------------------
    $45.25-$58.00                      $52.42                       $51.26


    PRECEDENT TRANSACTIONS ANALYSIS. Using publicly available information, Salomon Smith Barney reviewed the purchase prices and implied transaction value multiples paid or proposed to be paid in the following 15 selected transactions in the electric utilities industry:

                  ACQUIROR                                        TARGET
                  --------                                        ------
- PowerGen plc                                 LG&E Energy Corp.
- Sierra Pacific Resources                     Portland General Electric Company
- Berkshire Hathaway Inc.                      MidAmerican Energy Holdings Company
- Consolidated Edison, Inc                     NortheastUtilities
- Energy East Corporation                      CMP Group, Inc.
- Investor Group                               TNP Enterprises, Inc.
- UtiliCorp United Inc.                        The Empire District Electric Company
- UtiliCorp United Inc.                        St. Joseph Light & Power Company
- New England Electric System                  Eastern Utilities Associates
- The National Grid Group plc                  New England Electric System
- Boston Edison Company                        Commonwealth Energy System
- ScottishPower plc                            PacifiCorp
- The AES Corporation                          CILCORP, Inc.
- CalEnergy Company, Inc.                      MidAmerican Energy Holdings Company
- Consolidated Edison, Inc                     Orange & Rockland Utilities, Inc.


    Salomon Smith Barney compared purchase prices in the selected transactions as multiples of one-year and two-year forward earnings and latest book value. Salomon Smith Barney then applied the following range of selected multiples derived from the selected transactions of one-year and two-year forward earnings and latest book value to the estimated calendar year 2000 and 2001 earnings and September 30, 1999 book value of Florida Progress' regulated business:



                                                                 SELECTED
                                                              MULTIPLE RANGE
                                                              --------------
Estimated 2000 earnings.....................................   16.5x-19.5x
Estimated 2001 earnings.....................................   14.0x-18.0x
September 30, 1999 book value...............................    1.9x- 2.3x



    Salomon Smith Barney observed, however, that only four precedent transactions in the electric utilities industry have been announced since the initial announcement of the share exchange on August 23, 1999, and only one has been announced since November 8, 1999. Salomon Smith Barney also observed that the median equity values of selected companies in the electric utilities industry as a measure of one-year and two-year forward earnings had declined by approximately 25% since the initial announcement of the share exchange. Salomon Smith Barney adjusted the range of multiples derived from the precedent transactions to reflect this 25% decline and applied the adjusted multiples to the estimated calendar year 2000 and 2001 earnings and September 30, 1999 book value of Florida Progress' regulated business. The resulting implied per share equity reference range of approximately $41.00 to $51.00 was then added to the implied per share equity reference range derived for Florida Progress' unregulated businesses of approximately $8.50 to $12.00, based on the "Discounted Cash Flow Analyses--Unregulated Business" described above. All multiples derived from the selected transactions were based on publicly available financial information.



    This analysis resulted in the following implied aggregate per share equity reference range for Florida Progress, as compared to the per share equity value implied for Florida Progress by the exchange consideration, both before and after taking into account the potential value of the ongoing interest of Florida Progress shareholders in Florida Progress' overall synthetic fuels business through their pro forma ownership of Carolina Power & Light common stock:



          IMPLIED AGGREGATE PER SHARE                   PER SHARE EQUITY VALUE FOR FLORIDA PROGRESS
  EQUITY REFERENCE RANGE FOR FLORIDA PROGRESS              IMPLIED BY THE EXCHANGE CONSIDERATION
------------------------------------------------   ------------------------------------------------------
                                                   AFTER TAKING INTO ACCOUNT
                                                      POTENTIAL VALUE OF       BEFORE TAKING INTO ACCOUNT
       BEFORE                      AFTER                    ONGOING            POTENTIAL VALUE OF ONGOING
 ADJUSTMENT FOR 25%          ADJUSTMENT FOR 25%      INTEREST IN SYNTHETIC       INTEREST IN SYNTHETIC
DECLINE IN MULTIPLES        DECLINE IN MULTIPLES        FUELS BUSINESS               FUELS BUSINESS
---------------------       --------------------   -------------------------   --------------------------
 $49.50-$63.25                  $42.00-$51.00               $52.42                       $51.26


    PUBLIC MARKET PLUS PREMIUM ANALYSIS. Salomon Smith Barney also performed a public market plus premium analysis for Florida Progress by applying a 25% to 30% change of control premium to the aggregate equity reference range implied for Florida Progress derived from the "Sum of the Parts Analysis--Public Market Analysis" described above. This change of control premium range was based on the premiums paid in the transactions listed in the "Precedent Transactions Analysis."


    This analysis resulted in the following implied aggregate per share equity reference range for Florida Progress, as compared to the per share equity value implied for Florida Progress by the exchange consideration, both before and after taking into account the potential value of the ongoing interest of Florida Progress shareholders in Florida Progress' overall synthetic fuels business through their pro forma ownership of Carolina Power & Light common stock:



                                   PER SHARE EQUITY VALUE FOR FLORIDA PROGRESS
                                      IMPLIED BY THE EXCHANGE CONSIDERATION
                              ------------------------------------------------------
IMPLIED AGGREGATE PER SHARE   AFTER TAKING INTO ACCOUNT   BEFORE TAKING INTO ACCOUNT
  EQUITY REFERENCE RANGE         POTENTIAL VALUE OF           POTENTIAL VALUE OF
   FOR FLORIDA PROGRESS          ONGOING INTEREST IN         ONGOING INTEREST IN
APPLYING A 25%-30% PREMIUM    SYNTHETIC FUELS BUSINESS     SYNTHETIC FUELS BUSINESS
---------------------------   -------------------------   --------------------------
    $39.25-$52.75                      $52.42                       $51.26

    CONSOLIDATED ANALYSIS. Salomon Smith Barney also performed an analysis of Florida Progress on a consolidated basis based on a "Public Market Analysis," "Precedent Transactions Analysis," and "Public Market Plus Premium Analysis," as more fully described below.

    PUBLIC MARKET ANALYSIS. Using publicly available information, Salomon Smith Barney reviewed the market values and trading multiples of the following six publicly traded companies in the electric utilities industry:

    - Conectiv Inc.

    - Constellation Energy Group

    - FPL Group, Inc.

    - LG&E Energy Corp.

    - Pinnacle West Capital Corporation

    - TECO Energy, Inc.


    Salomon Smith Barney compared equity values as multiples of estimated calendar year 2000 and 2001 earnings and September 30, 1999 book value. Salomon Smith Barney then applied the following range of selected multiples derived from the selected companies of estimated calendar year 2000 and 2001 earnings and September 30, 1999 book value to corresponding financial data of Florida Progress excluding the implied per share value of Florida Progress' overall synthetic fuels business of approximately $3.50 to $4.00, based on a discounted cash flow analysis, and then took into account the synthetic fuels business:



                                                                 SELECTED
                                                              MULTIPLE RANGE
                                                              --------------
Estimated 2000 earnings.....................................    8.5x-10.5x
Estimated 2001 earnings.....................................    8.0x- 9.5x
September 30, 1999 book value...............................    1.2x- 1.5x



    All multiples were based on closing prices March 2, 2000, except that in the case of LG&E Energy Corp., multiples were based on the closing price on February 25, 2000, one trading day before announcement of the proposed transaction between LG&E Energy and PowerGen plc referred to under the "Precedent Transactions Analysis" below. Estimated financial data for the selected electric utilities companies were based on publicly available research analysts' estimates and estimated financial data for Florida Progress were based on internal estimates of the management of Florida Progress.



    This analysis resulted in the following implied per share equity reference range for Florida Progress, as compared to the per share equity value implied for Florida Progress by the exchange consideration, both before and after taking into account the potential value of the ongoing interest of Florida Progress shareholders in Florida Progress' overall synthetic fuels business through their pro forma ownership of Carolina Power & Light common stock:



                              PER SHARE EQUITY VALUE FOR FLORIDA PROGRESS
                                 IMPLIED BY THE EXCHANGE CONSIDERATION
                         ------------------------------------------------------
                         AFTER TAKING INTO ACCOUNT   BEFORE TAKING INTO ACCOUNT
  IMPLIED PER SHARE         POTENTIAL VALUE OF           POTENTIAL VALUE OF
EQUITY REFERENCE RANGE      ONGOING INTEREST IN         ONGOING INTEREST IN
 FOR FLORIDA PROGRESS    SYNTHETIC FUELS BUSINESS     SYNTHETIC FUELS BUSINESS
----------------------   -------------------------   --------------------------
  $29.50-$35.50                   $52.42                       $51.26

    PRECEDENT TRANSACTIONS ANALYSIS. Using publicly available information, Salomon Smith Barney reviewed the purchase prices and implied transaction value multiples paid or proposed to be paid in the following 15 selected transactions in the electric utilities industry:

                  ACQUIROR                                        TARGET
                  --------                                        ------
- PowerGen plc                                 LG&E Energy Corp.
- Sierra Pacific Resources                     Portland General Electric Company
- Berkshire Hathaway Inc.                      MidAmerican Energy Holdings Company
- Consolidated Edison, Inc.                    Northeast Utilities
- Energy East Corporation                      CMP Group, Inc.
- Investor Group                               TNP Enterprises, Inc.
- UtiliCorp United Inc.                        The Empire District Electric Company
- UtiliCorp United Inc.                        St. Joseph Light & Power Company
- New England Electric System                  Eastern Utilities Associates
- The National Grid Group plc                  New England Electric System
- Boston Edison Company                        Commonwealth Energy System
- ScottishPower plc                            PacifiCorp
- The AES Corporation                          CILCORP, Inc.
- CalEnergy Company, Inc.                      MidAmerican Energy Holdings Company
- Consolidated Edison, Inc.                    Orange & Rockland Utilities, Inc.


    Salomon Smith Barney compared purchase prices in the selected transactions as multiples of one-year and two-year forward earnings and latest book value. Salomon Smith Barney then applied the following range of selected multiples derived from the selected transactions of one-year and two-year forward earnings and latest book value to the estimated calendar year 2000 and 2001 earnings and September 30, 1999 book value of Florida Progress, excluding the implied per share value of Florida Progress' overall synthetic fuels business of approximately $3.50 to $4.00, based on a discounted cash flow analysis, and then took into account the synthetic fuels business:



                                                                 SELECTED
                                                              MULTIPLE RANGE
                                                              --------------
Estimated 2000 earnings.....................................   16.5x-19.0x
Estimated 2001 earnings.....................................   13.0x-18.5x
September 30, 1999 book value...............................    1.9x- 2.3x



    Salomon Smith Barney also observed that only four precedent transactions in the electric utilities industry have been announced since the initial announcement of the share exchange on August 23, 1999, and only one has been announced since November 8, 1999. Salomon Smith Barney also observed that the median equity values of the electric utilities companies involved in the selected transactions as a measure of one-year and two-year forward earnings had declined by approximately 25% since the initial announcement of the share exchange. Salomon Smith Barney adjusted the range of multiples derived from the precedent transactions to reflect this 25% decline and applied the adjusted multiples to the estimated calendar year 2000 and 2001 earnings and September 30, 1999 book value of Florida Progress' regulated business. All multiples derived from the selected transactions were based on publicly available financial information.



    This analysis resulted in the following implied per share equity reference range for Florida Progress, as compared to the per share equity value implied for Florida Progress by the exchange consideration, both before and after taking into account the potential value of the ongoing interest of

Florida Progress shareholders in Florida Progress' overall synthetic fuels business through their pro forma ownership of Carolina Power & Light common stock:



               IMPLIED PER SHARE                        PER SHARE EQUITY VALUE FOR FLORIDA PROGRESS
  EQUITY REFERENCE RANGE FOR FLORIDA PROGRESS              IMPLIED BY THE EXCHANGE CONSIDERATION
------------------------------------------------   ------------------------------------------------------
                                                   AFTER TAKING INTO ACCOUNT
                                                      POTENTIAL VALUE OF       BEFORE TAKING INTO ACCOUNT
       BEFORE                      AFTER                    ONGOING            POTENTIAL VALUE OF ONGOING
 ADJUSTMENT FOR 25%          ADJUSTMENT FOR 25%      INTEREST IN SYNTHETIC       INTEREST IN SYNTHETIC
DECLINE IN MULTIPLES        DECLINE IN MULTIPLES        FUELS BUSINESS               FUELS BUSINESS
---------------------       --------------------   -------------------------   --------------------------
 $51.50-$60.00                  $41.50-$48.25               $52.42                       $51.26


    PUBLIC MARKET PLUS PREMIUM ANALYSIS. Salomon Smith Barney also performed a public market plus premium analysis for Florida Progress by applying a 25% to 30% change of control premium to the equity reference range implied for Florida Progress derived from the "Consolidated Analysis--Public Market Analysis" described above. This change of control premium range was based on the premiums paid in the transactions listed in the "Precedent Transactions Analysis."


    This analysis resulted in the following implied per share equity reference range for Florida Progress, as compared to the per share equity value implied for Florida Progress by the exchange consideration, both before and after taking into account the potential value of the ongoing interest of Florida Progress shareholders in Florida Progress' overall synthetic fuels business through their pro forma ownership of Carolina Power & Light common stock:



                                  PER SHARE EQUITY VALUE FOR FLORIDA PROGRESS
                                     IMPLIED BY THE EXCHANGE CONSIDERATION
                             ------------------------------------------------------
 IMPLIED PER SHARE EQUITY    AFTER TAKING INTO ACCOUNT   BEFORE TAKING INTO ACCOUNT
     REFERENCE RANGE            POTENTIAL VALUE OF           POTENTIAL VALUE OF
   FOR FLORIDA PROGRESS         ONGOING INTEREST IN         ONGOING INTEREST IN
APPLYING A 25%-30% PREMIUM   SYNTHETIC FUELS BUSINESS     SYNTHETIC FUELS BUSINESS
--------------------------   -------------------------   --------------------------
    $37.00-$46.25                     $52.42                       $51.26


CAROLINA POWER & LIGHT ANALYSES

    PUBLIC MARKET ANALYSIS. Using publicly available information, Salomon Smith Barney reviewed the market values and trading multiples of Carolina Power & Light and the following eight selected publicly traded companies in the electric utilities industry:

    - Constellation Energy Group

    - Dominion Resources, Inc.

    - FPL Group, Inc.

    - Alliant Energy Corp.

    - IPALCO Enterprises, Inc.

    - Pinnacle West Capital Corporation

    - SCANA Corporation

    - Wisconsin Energy Corporation


    Salomon Smith Barney compared market values as multiples of estimated calendar year 2000 and 2001 earnings per share, commonly known as EPS, and September 30, 1999 book value. Salomon Smith Barney then applied the following range of selected multiples derived from the selected companies of estimated calendar years 2000 and 2001 EPS and September 30, 1999 book value to corresponding financial data for Carolina Power & Light:



                                                                 SELECTED
                                                              MULTIPLE RANGE
                                                              --------------
Estimated 2000 EPS-management estimates.....................    9.0x-12.0x
Estimated 2001 EPS-management estimates.....................    8.5x-11.0x
Estimated 2000 EPS-research analysts' estimates.............    9.0x-12.0x
Estimated 2001 EPS-research analysts' estimates.............    8.5x-11.0x
September 30, 1999 book value...............................    1.1x- 1.4x


    All multiples were based on closing prices on March 2, 2000. EPS estimates for the selected companies were based on publicly available research analysts' estimates and EPS estimates for Carolina Power & Light were based both on internal estimates of the management of Carolina Power & Light and publicly available research analysts' estimates.

    This analysis resulted in the following implied per share equity reference range for Carolina Power & Light, as compared to the closing price of Carolina Power & Light common stock on March 2, 2000:


         IMPLIED PER SHARE EQUITY            CLOSING PRICE OF CAROLINA POWER & LIGHT
REFERENCE RANGE FOR CAROLINA POWER & LIGHT        COMMON STOCK ON MARCH 2, 2000
------------------------------------------   ---------------------------------------
               $28.00-$36.50                                  $29.25


    DISCOUNTED CASH FLOW ANALYSIS. Salomon Smith Barney derived an implied per share equity reference range for Carolina Power & Light, excluding Interpath, Carolina Power & Light's internet business, by performing a discounted cash flow analysis of the stand-alone cash available after operating expenses, taxes, capital expenditures and changes in working capital of Carolina Power & Light over calendar years 2000 through 2003, based on internal estimates of the management of Carolina Power & Light. The range of estimated terminal values for Carolina Power & Light was calculated by applying terminal value multiples of 6.25x to 7.25x to the projected 2003 EBITDA of Carolina Power & Light and terminal value multiples of 9.1x to 12.3x to the projected 2003 earnings of Carolina Power & Light. These terminal value multiples were calculated taking into consideration the trading EBITDA and earnings multiples of selected electric utilities companies. The cash flows and terminal values were discounted to present value using discount rates ranging from 6.50% to 7.25%. These discount rates were calculated taking into consideration the weighted average cost of capital of selected electric utilities companies.

    This analysis resulted in the following implied per share equity reference range for Carolina Power & Light, as compared to the closing price of Carolina Power & Light common stock on March 2, 2000:


         IMPLIED PER SHARE EQUITY            CLOSING PRICE OF CAROLINA POWER & LIGHT
REFERENCE RANGE FOR CAROLINA POWER & LIGHT        COMMON STOCK ON MARCH 2, 2000
------------------------------------------   ---------------------------------------
               $32.50-$43.25                                  $29.25


OTHER FACTORS


    In rendering its opinion, Salomon Smith Barney also reviewed and considered other factors that were informational in nature and were reviewed as points of reference to provide additional perspectives on Florida Progress and Carolina Power & Light, including:


    - historical market prices and trading volumes for Florida Progress common stock and Carolina Power & Light common stock;

    - the relationship between movements in Florida Progress common stock and movements in Carolina Power & Light common stock with movements in the common stock of eight selected companies in the electric utilities industry and movements in the common stock of a broad index of 65 selected companies in the electric utilities industry; and

    - selected analysts' reports on Carolina Power & Light, including EPS growth estimates of those analysts.

MISCELLANEOUS

    Under the terms of its engagement, Florida Progress has agreed to pay Salomon Smith Barney for its services upon completion of the share exchange an aggregate financial advisory fee equal to 0.34% of the total consideration payable in connection with the share exchange, which fee is currently estimated to be approximately $17 million based on the closing stock price of Carolina Power & Light common stock as of March 2, 2000. Florida Progress also has agreed to reimburse Salomon Smith Barney for its reasonable travel and other out-of-pocket expenses, including the reasonable fees and expenses of its legal counsel, and to indemnify Salomon Smith Barney and related persons against liabilities, including liabilities under the federal securities laws, arising out of Salomon Smith Barney's engagement.

    Salomon Smith Barney is an internationally recognized investment banking firm and was selected by Florida Progress based on its experience, expertise and familiarity with Florida Progress and its business. Salomon Smith Barney regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Salomon Smith Barney has in the past provided investment banking services to Florida Progress and Carolina Power & Light unrelated to the proposed share exchange, for which services Salomon Smith Barney has received compensation. In addition, Salomon Smith Barney and its affiliates, including Citigroup Inc. and its affiliates, may maintain relationships with Florida Progress, Carolina Power & Light and their respective affiliates.

    In the ordinary course of business, Salomon Smith Barney and its affiliates may actively trade or hold the securities of Florida Progress, Carolina Power & Light and CP&L Energy for their own account or for the account of customers and, accordingly, may at any time hold a long or short position in those securities.

OPINION OF THE FINANCIAL ADVISOR TO CAROLINA POWER & LIGHT


    On August 22, 1999, Merrill Lynch delivered its written opinion to the Carolina Power & Light board of directors to the effect that, as of that date, and based upon the assumptions made, matters considered and limits of review stated in its opinion, the proposed original exchange consideration to be paid by CP&L Energy under the share exchange was fair from a financial point of view to Carolina Power & Light and CP&L Energy. In connection with the evaluation by the Carolina Power & Light board of directors of the amended and restated agreement and plan of exchange, on February 25, 2000, Merrill Lynch orally delivered its opinion to the Carolina Power & Light board of directors, confirmed by delivery of a written opinion dated as of February 25, 2000, to the effect that, as of that date, and based upon the assumptions made, matters considered and limits of review stated in its opinion, the proposed revised exchange consideration to be paid by CP&L Energy under the share exchange was fair from a financial point of view to Carolina Power & Light and CP&L Energy. A copy of Merrill Lynch's opinion dated as of February 25, 2000 is attached as ANNEX C to this joint proxy statement/ prospectus.

    THE MERRILL LYNCH OPINION ATTACHED AS ANNEX C TO THIS JOINT PROXY STATEMENT/PROSPECTUS DESCRIBES THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND CERTAIN LIMITATIONS ON THE SCOPE OF REVIEW UNDERTAKEN BY MERRILL LYNCH. EACH HOLDER OF CAROLINA POWER & LIGHT COMMON STOCK IS URGED TO READ THIS OPINION IN ITS ENTIRETY. THE MERRILL LYNCH OPINION WAS INTENDED FOR THE USE AND BENEFIT OF THE CAROLINA POWER & LIGHT BOARD OF DIRECTORS, WAS DIRECTED ONLY TO THE FAIRNESS OF THE EXCHANGE CONSIDERATION FROM A FINANCIAL POINT OF VIEW TO CAROLINA
POWER & LIGHT AND CP&L ENERGY, DID NOT ADDRESS THE MERITS OF THE UNDERLYING DECISION BY CAROLINA POWER & LIGHT TO ENGAGE IN THE SHARE EXCHANGE AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW THAT SHAREHOLDER SHOULD VOTE ON THE PROPOSED ISSUANCE OF CP&L ENERGY COMMON STOCK UNDER THE SHARE EXCHANGE OR ANY OTHER MATTER RELATING TO THE SHARE EXCHANGE. THE EXCHANGE CONSIDERATION WAS DETERMINED ON THE BASIS OF NEGOTIATIONS BETWEEN CAROLINA
POWER & LIGHT AND FLORIDA PROGRESS AND WAS APPROVED BY THE CAROLINA POWER & LIGHT AND CP&L ENERGY RESPECTIVE BOARDS OF DIRECTORS. THE SUMMARY OF THE MERRILL LYNCH OPINION, DATED AS OF FEBRUARY 25, 2000, IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION ATTACHED AS ANNEX C TO THIS JOINT PROXY STATEMENT/PROSPECTUS.



    In arriving at its opinion, dated as of February 25, 2000, Merrill Lynch:


    - reviewed certain publicly available business and financial information relating to Carolina Power & Light and Florida Progress that Merrill Lynch deemed to be relevant;

    - reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of Carolina Power & Light, CP&L Energy and Florida Progress, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the share exchange (the "EXPECTED SYNERGIES") furnished to or discussed with Merrill Lynch by Carolina Power & Light;

    - conducted discussions with members of senior management and representatives of Carolina Power & Light and Florida Progress concerning the matters described in the preceding two bullet points, as well as their respective businesses and prospects before and after giving effect to the share exchange and the Expected Synergies;

    - reviewed the market prices and valuation multiples for Florida Progress common stock and Carolina Power & Light common stock and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

    - reviewed the results of operations of Carolina Power & Light and Florida Progress and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

    - compared the proposed financial terms of the share exchange with the financial terms of certain other transactions that Merrill Lynch deemed to be relevant;

    - participated in certain discussions and negotiations among representatives of Carolina Power & Light and Florida Progress and their financial and legal advisors;

    - reviewed the potential pro forma impact of the share exchange;

    - reviewed a draft dated February 21, 2000 of the amended and restated agreement and plan of exchange, together with a draft dated February 23, 2000 of the form of contingent value obligation agreement; and

    - reviewed other financial studies and analyses and took into account other matters as Merrill Lynch deemed necessary, including Merrill Lynch's assessment of general economic, market and monetary conditions.

    In preparing its opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to Merrill Lynch, discussed with or reviewed by or for

Merrill Lynch, or publicly available. Merrill Lynch did not assume any responsibility for independently verifying such information or for undertaking an independent evaluation or appraisal of any of the assets or liabilities of Carolina Power & Light or Florida Progress and was not furnished with any such evaluation or appraisal. In addition, Merrill Lynch did not assume any obligation to conduct any physical inspection of the properties or facilities of Carolina Power & Light or Florida Progress. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with Merrill Lynch by Carolina Power & Light or Florida Progress, Merrill Lynch assumed that they were reasonably prepared and reflected the best currently available estimates and judgment of Carolina Power & Light's or Florida Progress' management as to the expected future financial performance of Carolina Power & Light or Florida Progress, as the case may be, and the Expected Synergies. Merrill Lynch further assumed that the share exchange will not be taxable to Carolina Power & Light, CP&L Energy or Florida Progress. In addition, Merrill Lynch assumed that the final forms of the amended and restated share exchange agreement and the contingent value obligation agreement will be substantially similar to the last drafts reviewed by Merrill Lynch.

    Merrill Lynch's opinion was necessarily based on market, economic and other conditions as they existed and could be evaluated on, and on the information made available to Merrill Lynch as of the date of the Merrill Lynch opinion. Merrill Lynch assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the share exchange, no restrictions, including any divestiture requirements or amendments or modifications, would be imposed that would have a material adverse effect on Carolina Power & Light and CP&L Energy, taken as a whole.

    Merrill Lynch's opinion did not address the merits of the underlying decision by Carolina Power & Light to engage in the share exchange. Merrill Lynch expressed no opinion as to the prices at which the Carolina Power & Light common stock, CP&L Energy common stock or contingent value obligations would trade following the announcement or consummation, as the case may be, of the holding company restructuring or the share exchange.


    In connection with its opinion dated as of February 25, 2000, Merrill Lynch updated its analyses performed in connection with its earlier opinion and reviewed the assumptions on which the analyses were based and the factors considered in connection with its opinion. The following is a summary of the material portions of the financial and comparative analyses performed by Merrill Lynch in connection with the opinion delivered to the Carolina Power & Light board of directors on February 25, 2000. The financial analyses summarized below include information presented in tabular format. In order to fully understand Merrill Lynch's financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Merrill Lynch's financial analyses.


    STOCK TRADING HISTORY. Merrill Lynch compared, for the period beginning February 17, 1998 and ending February 18, 2000, the per share daily closing market prices of (1) Florida Progress common stock, (2) the Standard & Poor's Electric Index, and (3) an index composed of the following companies: Alliant Energy Corp., Carolina Power & Light, FPL Group, Inc., Pinnacle West Capital, SCANA Corporation, and TECO Energy, Inc. Merrill Lynch selected the companies to be used in the above index based on the size and operational, financial and market characteristics of each company.

                                                              PERCENTAGE CHANGE
                                                            FROM 2/17/98--2/18/00
                                                            ---------------------
Florida Progress..........................................           +10%
Standard & Poor's Electric................................           +15%
Comparable Index..........................................           +26%

    Merrill Lynch also reviewed the performance of the per share market price of Florida Progress common stock for the 52-week trading period ending on February 22, 2000.


                                                              FLORIDA PROGRESS
                                                                STOCK PRICE
                                                              ----------------
Market Price on February 22, 2000...........................       $42.50
52-Week High................................................       $48.00
52-Week Low.................................................       $35.88



    COMPARABLE PUBLIC COMPANY ANALYSIS. Using publicly available information, Merrill Lynch compared selected historical and projected financial and operating data and ratios for Florida Progress' business segments taken as a whole, which is referred to as a bundled analysis, and separately for Florida Progress' utility, coal, barge and rail segments, which is referred to as a segment analysis, with corresponding data and ratios of similar publicly traded companies. The estimated value of the four synthetic fuel plants acquired by Florida Progress in 1999, known as the EARTHCO plants, was derived using a discounted cash flow analysis as described below.


    The utility companies included in the Florida Progress bundled analysis and utility segment analysis were:

    - SCANA Corporation

    - Carolina Power & Light Company

    - TECO Energy, Inc.

    - Alliant Energy Corp.

    - Pinnacle West Capital

    - FPL Group, Inc.

    The companies included in the coal segment analysis were:

    - Arch Coal Inc.

    - CONSOL Energy Inc.

    The companies included in the barge segment analysis were:

    - Kirby Corporation

    - Maritrans Inc.

    The companies included in the rail segment analysis were:

    - The Greenbrier Companies, Inc.

    - Trinity Industries, Inc.

    - Wabtec Corporation

    Merrill Lynch derived an estimated valuation range for Florida Progress using both a bundled analysis and a segment analysis by comparing market capitalization as a multiple of last twelve months, which is referred to as LTM, earnings before interest, taxes, depreciation and amortization, which is referred to as EBITDA, and market value as a multiple of estimated 2000 earnings per share, which is referred to as EPS. The LTM EBITDA results were obtained from publicly available sources and the EPS estimates were obtained from Institutional Brokers Estimate System, a data service that monitors and publishes a compilation of earnings estimates produced by selected research analysts on companies of interest to investors. The results of these analyses were as follows:

                          COMPARABLE UTILITY COMPANIES

                                                                                 FLORIDA    CAROLINA POWER
                                                             HIGH       LOW      PROGRESS      & LIGHT
                                                           --------   --------   --------   --------------
Market Capitalization as a multiple of LTM EBITDA:.......     8.5x       4.5x       7.2x          6.3x
Market Value as a multiple of Estimated 2000 EPS:........    13.3x       8.9x      12.7x         10.0x

                           COMPARABLE COAL COMPANIES

                                                             HIGH       LOW
                                                           --------   --------
Market Capitalization as a multiple of LTM EBITDA:.......     5.8x       4.6x
Market Value as a multiple of Estimated 2000 EPS:........    10.2x    Not meaningful

                           COMPARABLE BARGE COMPANIES

                                                            HIGH       LOW
                                                          --------   --------
Market Capitalization as a multiple of LTM EBITDA:......     6.5x       4.9x
Market Value as a multiple of Estimated 2000 EPS:.......    12.7x      11.9x

                           COMPARABLE RAIL COMPANIES

                                                             HIGH       LOW
                                                           --------   --------
Market Capitalization as a multiple of LTM EBITDA:.......     5.6x       3.2x
Market Value as a multiple of Estimated 2000 EPS:........     8.1x       5.7x

    Using these analyses, Merrill Lynch estimated the following ranges of value per share of Florida Progress common stock, based on approximately 98.1 million shares of Florida Progress common stock outstanding and assuming net debt and preferred equity at liquidation value of $2,786.6 million as of December 31, 1999:

        IMPLIED EQUITY VALUE PER SHARE OF FLORIDA PROGRESS COMMON STOCK

                                          HIGH       LOW
                                        --------   --------
BUNDLED ANALYSIS
Estimated 2000 EPS....................   $39.24     $35.97
LTM EBITDA............................   $46.39     $36.13

SEGMENT ANALYSIS
Estimated 2000 EPS....................   $38.17     $34.30
LTM EBITDA............................   $43.97     $33.45


    The ranges of implied equity value per share of Florida Progress common stock described above using LTM EDITDA were calculated including an estimated $294.5 million in aggregate value attributable on a stand-alone basis to the EARTHCO plants. This estimated value was derived using a discounted cash flow analysis assuming production levels for those plants at approximately one-half of the levels projected by management of Florida Progress for years 2001 through 2007, and further assuming that, in order to realize value from those tax credits generated by the EARTHCO plants that Florida Progress would not be able to use on a stand-alone basis, Florida Progress would partially sell or otherwise partially dispose of interests in one or more plants to a third party.


    COMPARABLE ACQUISITIONS ANALYSIS. Merrill Lynch reviewed certain publicly available information regarding eleven selected business combinations in the electric utility industry since August 1995, which are referred to as the Comparable Acquisition Transactions. The Comparable Acquisition Transactions and the dates these transactions were announced are as follows:

    - Northeast Utilities and Consolidated Edison, Inc. (October 1999);

    - Unicom Corporation and PECO Energy Company (September 1999);

    - New Century Energies and Northern States Power Company (March 1999);

    - New England Electric System and The National Grid Group plc
      (December 1998);

    - PacifiCorp and Scottish Power PLC (December 1998);

    - MidAmerican Energy Holdings Company and CalEnergy Company (August 1998);

    - Central & South West Corporation and American Electric Power Company, Inc. (December 1997);

    - KU Energy Corporation and LG&E Energy Corp. (May 1997);

    - Centerior Energy Corporation and Ohio Edison Company (September 1996);

    - Portland General Corporation and Enron Corporation (July 1996); and

    - CIPSCO Incorporated and Union Electric Company (August 1995).

    With respect to these transactions, Merrill Lynch compared the "offer price" of each such transaction as a multiple of EPS of the acquired company at the time of announcement and the "transaction value" of each such transaction as a multiple of EBITDA of the acquired company. The "offer price" is defined as the per share price offered for the acquired company, and the "transaction value" is defined as the sum of the offer price multiplied by the number of shares and options outstanding, preferred equity at liquidation value, short term debt, long term debt and minority interests, less cash and marketable securities. The results of these analyses (excluding the EPS multiple of the Portland General Corporation-Enron Corporation transaction) were as follows:

                      COMPARABLE ACQUISITION TRANSACTIONS

                                                    HIGH       LOW        MEAN      MEDIAN
                                                  --------   --------   --------   --------
Multiples of:
  EPS...........................................   19.7x      10.4x      15.9x      16.8x
  EBITDA........................................    9.8x       5.4x       7.4x       7.0x

    Using the above analyses, Merrill Lynch estimated the following ranges of value per share of Florida Progress common stock, based on approximately
98.1 million shares of Florida Progress common stock outstanding and assuming net debt and preferred equity at liquidation value of $2,786.6 million as of December 31, 1999:

        IMPLIED EQUITY VALUE PER SHARE OF FLORIDA PROGRESS COMMON STOCK

                                          HIGH       LOW
                                        --------   --------
Estimated 2000 EPS....................   $55.59     $45.78
LTM EBITDA............................   $56.64     $46.39


    The ranges of implied equity value per share of Florida Progress common stock described above using LTM EDITDA were calculated including an estimated $294.5 million in aggregate value attributable on a stand-alone basis to the EARTHCO plants. This estimated value was derived in the manner described above in the Comparable Public Company Analysis.


    DISCOUNTED CASH FLOW ANALYSIS. Merrill Lynch performed a discounted cash flow, or "DCF," analysis for Florida Progress and separate DCFs for each of Florida Progress' segments, in each case using projections provided by the management of Florida Progress, except for the projected cash flows for the year 2004, which were extrapolated by Merrill Lynch based upon the projected cash flows for the years 2000 through 2003 using projections provided by the management of Florida Progress.

    The DCF bundled analysis for Florida Progress was calculated assuming discount rates ranging from 7.0% to 8.0% and was comprised of the sum of the present values of:

    1.  the projected cash flows for the years 2000 through 2004; and

    2. the 2004 terminal value based upon a range of multiples of estimated 2004 EBITDA from 6.0x to 7.0x.

    The above discount rates were calculated taking into consideration the estimated weighted average cost of capital of the selected comparable utility companies used in the bundled analysis, and the above terminal value multiples were calculated taking into consideration the trading EBITDA multiples of the selected comparable utility companies used in the bundled analysis.

    The DCF segment analysis for Florida Progress was calculated assuming discount rates ranging from 7.0% to 8.0% and was comprised of the sum of the present values of:

    1.  the projected cash flows for the years 2000 through 2004; and

    2. the 2004 terminal value based upon a range of multiples of estimated 2004 EBITDA from 5.0x to 7.0x.

    The above discount rates were calculated taking into consideration the estimated weighted average cost of capital of the selected companies used in the segment analysis, and the above terminal value multiples were calculated taking into consideration the trading EBITDA multiples of the selected companies used in the segment analysis.

    These analyses resulted in the following ranges of implied equity value per share of Florida Progress common stock (both including and excluding Expected Synergies, the present value of which, based upon estimates furnished to Merrill Lynch by Carolina Power & Light, were estimated at $8.14 per share of Florida Progress common stock):

        IMPLIED EQUITY VALUE PER SHARE OF FLORIDA PROGRESS COMMON STOCK

                                                   HIGH         HIGH         LOW
                                                (INCLUDING   (EXCLUDING   (EXCLUDING
                                                 EXPECTED     EXPECTED     EXPECTED
DCF METHOD                                      SYNERGIES)   SYNERGIES)   SYNERGIES)
----------                                      ----------   ----------   ----------
Bundled Analysis..............................    $60.96       $52.82       $41.34
Segment Analysis..............................    $60.49       $52.35       $40.47


The ranges of implied equity value per share of Florida Progress common stock described above were calculated including an estimated $294.5 million in aggregate value attributable on a stand-alone basis to the four synthetic fuel plants acquired by Florida Progress in 1999. This estimated value was derived in the manner described above in the Comparable Public Company Analysis.



    CONTINGENT VALUE OBLIGATIONS--DISCOUNTED CASH FLOW ANALYSIS. Merrill Lynch performed a DCF analysis for the contingent payments that may be made by CP&L Energy in respect of the contingent value obligations based upon the net after-tax cash flow to CP&L Energy generated by the EARTHCO plants owned by Florida Progress, using production projections for those plants for years 2001 through 2007 provided by the management of Florida Progress and, for illustrative purposes, average payout periods ranging from 5- to 10-years. These analyses resulted in implied values per contingent value obligation ranging from:



    - $0.24 to $1.64, assuming, for illustrative purposes, an 8-year average payout period and production levels ranging from 50% to 100% of those levels projected by the management of Florida Progress, and



    - $1.60 to $1.71, assuming, for illustrative purposes, an average payout period ranging from 5- to 10-years and production levels at 100% of those levels projected by the management of Florida Progress.



    The summary of analyses performed by Merrill Lynch described above does not purport to be a complete description of the analyses performed by Merrill Lynch in arriving at its opinions. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial or summary description. Accordingly, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by Merrill Lynch, without considering all analyses and factors, could create an incomplete view of the processes underlying the Merrill Lynch opinions. Merrill Lynch did not assign relative weights to any of its analyses in preparing its opinions. The matters considered by Merrill Lynch in its analyses were based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Carolina Power & Light's and Merrill Lynch's control and involve the application of complex methodologies and educated judgment. Any estimates contained in Merrill Lynch analyses are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than the estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future, and the estimates are inherently subject to uncertainty.


    No company used as a comparison in the analyses described above is identical to Florida Progress or its business segments, and none of the Comparable Acquisition Transactions used as a comparison is identical to the share exchange. In addition, various analyses performed by Merrill Lynch incorporate projections prepared by research analysts using only publicly available information. These estimates may or may not prove to be accurate. An analysis of publicly traded comparable companies and comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies or company to which they are being compared.

    The Carolina Power & Light board of directors selected Merrill Lynch to act as its financial advisor because of Merrill Lynch's reputation as an internationally recognized investment banking firm with substantial experience in transactions similar to the share exchange and because Merrill Lynch is familiar with Carolina Power & Light and its businesses. As part of Merrill Lynch's investment banking businesses, Merrill Lynch is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, secondary distributions of listed and unlisted securities and private placements.

    Under the terms of a letter agreement between Carolina Power & Light and Merrill Lynch, dated July 13, 1999, Carolina Power & Light has agreed to pay Merrill Lynch a fee in an amount equal to $10,000,000 in cash. This fee is payable in three installments as follows: (a) $2.5 million of such fee was payable upon the execution of the agreement and plan of exchange;
(b) $2.5 million of such fee shall be payable upon the successful vote of the shareholders of Florida Progress approving the share exchange; and (c) the balance of the fee is payable upon the closing of the share exchange.

    In addition, Carolina Power & Light has agreed that if the share exchange or a similar transaction is not consummated and Carolina Power & Light receives a termination fee or any similar type of payment, Carolina Power & Light will pay Merrill Lynch ten percent (10%) of such termination fee, less any fees previously paid to Merrill Lynch as described above. Carolina Power & Light also has agreed to reimburse Merrill Lynch for its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its legal counsel, and to indemnify Merrill Lynch and certain related parties from and against certain liabilities, including liabilities under the federal securities laws arising out of its engagement.

    Merrill Lynch has, in the past, provided financial advisory and financing services to Carolina Power & Light and may continue to do so and has received, and may receive, fees for the rendering of those services. In addition, in the ordinary course of Merrill Lynch's business, Merrill Lynch and its affiliates may actively trade Carolina Power & Light shares and other securities of Carolina Power & Light, as well as Florida Progress shares and other securities of Florida Progress, for their own accounts and for the accounts of customers. Accordingly, Merrill Lynch and its affiliates may at any time hold a long or short position in such securities.

NO DISSENTERS' APPRAISAL RIGHTS


    Under Florida law, Florida Progress shareholders who object to the share exchange are not entitled to demand separate payment or appraisal for their shares in connection with the transactions contemplated by the exchange agreement. Therefore, if the exchange agreement is approved and the share exchange is completed, Florida Progress shareholders will be entitled only to the cash or shares of CP&L Energy common stock and any cash paid for fractional shares or a combination of cash and shares as provided by the exchange agreement, even if they did not vote in favor of the exchange agreement or voted against the exchange agreement. Under North Carolina law, CP&L Energy shareholders who object to the issuance of shares of CP&L Energy common stock to Florida Progress shareholders in connection with the share exchange are not entitled to dissenters' rights of appraisal or other rights to demand fair value for their shares in cash.


ACCOUNTING FOR THE SHARE EXCHANGE UNDER THE PURCHASE METHOD

    The share exchange will be accounted for by CP&L Energy using the purchase method of accounting for a business combination in accordance with generally accepted accounting principles. Under this method of accounting, the assets and liabilities of Florida Progress will be recorded at their fair values and if necessary, any excess of the exchange consideration over those amounts will be recorded as goodwill. The results of operations and cash flows of Florida Progress will be included in CP&L Energy's financial statements prospectively as of the completion of the share exchange.

RESTRICTIONS ON RESALES BY FLORIDA PROGRESS AFFILIATES


    CP&L Energy has registered under the Securities Act the shares of CP&L Energy common stock and the contingent value obligations to be received by Florida Progress shareholders in connection with the share exchange. When CP&L Energy shares are issued to Florida Progress shareholders, Florida Progress shareholders may trade them without restriction unless they are deemed to be an "affiliate" of Florida Progress or CP&L Energy, as defined in the rules promulgated under the Securities Act.


    The shares of CP&L Energy common stock and contingent value obligations to be issued in connection with the share exchange and received by persons who are deemed to be affiliates of Florida Progress before the share exchange may be resold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act. Shares of CP&L Energy common stock and contingent value obligations received by persons who are deemed to be affiliates of CP&L Energy after the share exchange may be sold by them only in transactions permitted under the provisions of Rule 144 under the Securities Act, or as otherwise permitted under the Securities Act.

    For purposes of Rule 145 under the Securities Act, Florida Progress has agreed to use its commercially reasonable efforts to cause each person who is an affiliate of Florida Progress to deliver to CP&L Energy a written agreement intended to ensure compliance with the Securities Act.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

    EACH FLORIDA PROGRESS SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES OF THE SHARE EXCHANGE IN LIGHT OF HIS OR HER INDIVIDUAL CIRCUMSTANCES, INCLUDING THE APPLICATION OF ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW.

    The following summarizes the material federal income tax consequences of the share exchange to shareholders. This summary is based on current law, which is subject to change at any time, possibly with retroactive effect. This summary is not a complete description of all tax consequences of the share exchange and, in particular, may not address federal income tax consequences applicable to Florida Progress shareholders who are subject to special treatment under federal income tax law, such as Florida Progress shareholders who are not citizens or residents of the United States, shareholders who are financial institutions, tax-exempt organizations, insurance companies or dealers in securities, shareholders who acquired their shares of Florida Progress common stock through the exercise of options or similar derivative securities or otherwise as compensation, and shareholders who hold their shares of Florida Progress common stock as part of a straddle or conversion transaction. In addition, this summary does not address the tax consequences of the share exchange under applicable state, local or foreign laws. If you are a Florida Progress shareholder, this discussion assumes you hold your shares of Florida Progress common stock as a capital asset for federal income tax purposes.

    TAX CONSEQUENCES OF THE SHARE EXCHANGE TO FLORIDA PROGRESS
SHAREHOLDERS. The exchange of your Florida Progress common stock for your portion of the exchange consideration will be a taxable sale of your stock for federal income tax purposes. You will have taxable gain or loss equal to the difference between your federal income tax basis in your Florida Progress common stock and the amount of the exchange consideration you receive. The amount of your exchange consideration will be the sum of the amount of any cash plus the fair market value, on the effective date of the share exchange, of the contingent value obligations and any shares of CP&L Energy common stock you receive in the share exchange. If your holding period for your Florida Progress common stock is more than one year on the effective date of the share exchange, your capital gain or loss will be long-term capital gain or loss. The fair market value of the contingent value obligations should be equal to the excess of (1) the fair market value of the shares of Florida Progress common stock you surrender over (2) the sum of the amount of any cash plus the fair market value, on the effective date of the share exchange, of any shares of CP&L Energy common stock you receive. Your initial tax basis in shares of CP&L Energy common stock and contingent value obligations you receive in the share exchange will be equal to each of their respective fair market values determined as of the effective date of the share exchange, and your holding period for such shares of CP&L Energy common stock and contingent value obligations will begin the day after the effective date of the share exchange.

    TAX CONSEQUENCES OF CONTINGENT VALUE OBLIGATIONS TO FLORIDA PROGRESS SHAREHOLDERS. The federal income tax consequences to you of holding the contingent value obligations are not clear. There is no published legal authority addressing the tax treatment of a contingent payment instrument that is substantially similar to the contingent value obligations. CP&L Energy and Florida Progress believe that the appropriate federal income tax treatment of the contingent value obligations is described in the next two paragraphs. For federal income tax reporting purposes, CP&L Energy intends to treat the contingent value obligations as described in those paragraphs. The following discussion assumes that you will hold contingent value obligations as a capital asset.

    A contingent value obligation should not be treated as a "debt instrument" for federal income tax purposes, because any payments under the contingent value obligation are wholly contingent. Consequently, any payment to you under a contingent value obligation should be treated as a payment made pursuant to a deferred payment obligation to which section 483 of the Internal Revenue Code applies. Under that treatment, after the share exchange you will not recognize income relating to a contingent value obligation you hold until a payment under the contingent value obligation becomes fixed (if you are an accrual method taxpayer) or is paid (if you are a cash method taxpayer). A portion of any payment will be treated as interest income. The interest portion will equal the excess of (1) the amount of the payment over (2) the present value of the payment determined by discounting the payment from the payment date to the effective date of the share exchange by the "applicable federal rate" in effect when the share exchange occurs. The remainder of the payment should be treated as a tax-free recovery of your tax basis in the contingent value obligation until you have received the entire amount of the basis. If the total amount of the non-interest portions of any payments exceeds the tax basis, the excess should be treated as taxable gain. Upon the termination of a contingent value obligation, you should recognize a loss equal to any unrecovered tax basis in the contingent value obligation. The character of any such gain or loss as capital or ordinary is not clear.

    If you sell or otherwise dispose of a contingent value obligation in a taxable transaction, a portion of the amount you realize on the sale or other disposition will be treated as interest income. That portion will be determined under the discounting method that applies to a payment under the contingent value obligation. You also will recognize capital gain or loss on the sale or other taxable disposition equal to the difference between (1) the amount you realize on the sale or other disposition, reduced by the portion treated as interest income, and (2) your adjusted tax basis in the contingent value obligation.

    CP&L Energy and Florida Progress do not intend to seek a ruling from the Internal Revenue Service concerning the federal income tax treatment of the contingent value obligations. THE INTERNAL REVENUE SERVICE COULD TAKE THE POSITION THAT THE CONTINGENT VALUE OBLIGATIONS ARE "DEBT INSTRUMENTS" FOR FEDERAL INCOME TAX PURPOSES. THE CONSEQUENCES TO YOU OF THAT TAX TREATMENT, WHICH ARE DESCRIBED IN THE NEXT PARAGRAPH, GENERALLY WOULD BE LESS FAVORABLE THAN THE CONSEQUENCES DESCRIBED ABOVE.

    If the contingent value obligations were treated as debt instruments, you could be required to recognize interest income in each taxable year in which you hold a contingent value obligation, whether or not you receive any payment. The total amount of the interest income (subject to adjustment when you receive a payment or dispose of the contingent value obligation) would equal the excess of the amounts projected to be paid on the contingent value obligation, based on an assumed yield, over its fair market value on the date of the share exchange. You would be required to recognize interest income annually as it accrued on the contingent value obligation under a constant yield method. If a payment under the contingent value obligation exceeded the projected amount of the payment, the excess would be treated as additional interest income. If a payment were less than the projected amount, the deficiency would reduce the amount of interest income on the contingent value obligation in the taxable year you received the payment.

    POTENTIAL BACKUP FEDERAL INCOME TAX WITHHOLDING FROM PAYMENTS TO FLORIDA PROGRESS SHAREHOLDERS. The payment of the exchange consideration and any payments under the contingent value obligations to you generally will be subject to backup federal income tax withholding at a rate of 31% unless you provide a properly completed IRS Form W-9 to the payor or otherwise establish an exemption from such backup withholding. An IRS Form W-9 or substitute Form W-9 will be provided to you when you receive instructions for submitting your certificates of Florida Progress common stock. Any amounts withheld as backup withholding tax will be allowable as a refund or credit against your federal income tax liability.

    TAX CONSEQUENCES OF THE SHARE EXCHANGE TO CP&L ENERGY SHAREHOLDERS. The share exchange and contingent value obligations will not have any federal income tax consequences for you.

PROCEDURES FOR SHAREHOLDER ELECTIONS

    CP&L Energy has appointed             as exchange agent in connection with
the share exchange. Immediately before the time the share exchange becomes effective, CP&L Energy will deposit with the exchange agent in trust for the benefit of Florida Progress shareholders certificates representing shares of CP&L Energy common stock and the cash to be issued or paid under the allocation rules described below. In accordance with the allocation procedures, record holders of Florida Progress common stock as of the record date for elections will be entitled to:

    - elect to receive for each share of Florida Progress common stock either cash consideration or stock consideration, or

    - indicate no preference between cash consideration or stock consideration.

    Florida Progress shareholders will receive one contingent value obligation for each share of Florida Progress common stock they own without regard to any election made or any allocation or proration procedures.

    Shares of Florida Progress common stock in respect of which no preference between cash consideration and stock consideration is indicated, or as to which no election is properly made before the election deadline, are referred to as "NON-ELECTION SHARES." Failure to return a properly completed election form before the election deadline could result in your receiving exchange consideration consisting of 100% cash or 100% shares of CP&L Energy common stock or some combination of cash and shares to be determined by CP&L Energy under the agreement and plan of exchange, in addition to any contingent value obligations to be received for your shares of Florida Progress common stock.


    All Florida Progress shareholder elections will be made on the election form that will be provided to record holders of Florida Progress shares (as of a record date as close as practicable to the date the election form is mailed and mutually agreeable to Florida Progress and CP&L Energy) after the annual meeting and at least 30 and no more than 90 days before the anticipated day of the closing of the share exchange. The exchange agent will use its best efforts to make an election form available to all persons who become holders of record of Florida Progress common stock between the record date and the election deadline. To be effective, an election form must be:


    - properly completed and signed;

    - accompanied by the certificates for the shares of Florida Progress common stock for which the election is being made, duly endorsed in blank or otherwise acceptable for transfer on the books of Florida Progress (or an appropriate guarantee of delivery); and

    - received by the exchange agent by no later than the election deadline, which is 5:00 p.m., New York City time, on the second business day immediately preceding the closing of the share exchange.

    Florida Progress shareholders SHOULD NOT forward their certificates to the exchange agent or Florida Progress until they have received a form of election. Florida Progress shareholders SHOULD NOT return certificates with the enclosed proxy.

    CP&L Energy (and, at CP&L Energy's option, the exchange agent) will have the discretion to determine whether forms of election have been properly completed, signed and submitted or revoked, and to disregard defects in the forms of election.

    Elections may be revoked or amended upon written notice to the exchange agent before the election deadline. If a holder fails to submit an effective election form before the election deadline or revokes the election form and does not properly resubmit the form, the holder's shares will be deemed Non-Election Shares.

    In the event that any stock certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to have been lost, stolen or destroyed and, if required by CP&L Energy, the posting of a bond in a reasonable amount determined by CP&L Energy as indemnity against any claim that may be made against it with respect to the certificate, the exchange agent will issue in exchange for the lost, stolen or destroyed certificate the share exchange consideration and any cash payable and related unpaid dividends or other distributions upon due surrender of, and deliverable in respect of, Florida Progress common stock represented by the certificate.

ALLOCATION RULES

    The aggregate total number of shares of Florida Progress common stock to be converted into the right to receive cash consideration in the share exchange will be equal to 65%, and the number of shares of Florida Progress common stock to be converted into the right to receive stock consideration in the share exchange will be equal to 35%, in each case of the total number of shares of Florida Progress common stock issued and outstanding immediately before the effective time of the share exchange. Florida Progress shareholders will receive one contingent value obligation for each share of Florida Progress common stock they own without regard to any allocation or proration procedures.

    BECAUSE OF THE LIMITATIONS ON THE NUMBER OF SHARES OF FLORIDA PROGRESS COMMON STOCK TO BE EXCHANGED FOR THE RIGHT TO RECEIVE CASH CONSIDERATION AND STOCK CONSIDERATION UNDER THE ELECTION AND ALLOCATION PROCEDURES DESCRIBED IN THIS JOINT PROXY STATEMENT/PROSPECTUS, NO ASSURANCE CAN BE GIVEN THAT HOLDERS OF FLORIDA PROGRESS COMMON STOCK WILL RECEIVE THE FORM OF CASH OR STOCK CONSIDERATION THEY HAVE ELECTED TO RECEIVE.

    ALLOCATION OF CASH AVAILABLE FOR ELECTION. The plan of share exchange provides that 65% of the aggregate number of shares of Florida Progress common stock issued and outstanding immediately before the effective time of the share exchange will be converted into cash consideration (the "CASH ELECTION NUMBER"). In the event that the aggregate number of shares of Florida Progress common stock in respect of which cash elections are received ("CASH ELECTION SHARES") is greater than 65% of the aggregate number of shares of Florida Progress common stock issued and outstanding immediately before the effective time of the share exchange, then:

    (1) all Stock Election Shares (as defined below) and all Non-Election Shares will be exchanged for CP&L Energy stock and cash in lieu of fractional shares;

    (2) a number of Cash Election Shares equal to the Cash Election Number will be exchanged for cash, which will be prorated among Florida Progress shareholders who elected to receive cash; and

    (3) the remaining Cash Election Shares not exchanged for cash under subparagraph (2) above will be exchanged for CP&L Energy stock and cash in lieu of fractional shares, which will be prorated among Florida Progress shareholders who elected to receive cash.


    ALLOCATION OF CP&L ENERGY COMMON STOCK AVAILABLE FOR ELECTION. The plan of share exchange provides that 35% of the aggregate number of shares of Florida Progress common stock issued and outstanding immediately before the effective time of the share exchange will be converted into stock consideration (the "STOCK ELECTION NUMBER"). In the event that the aggregate number of shares of Florida Progress common stock in respect of which stock elections are received ("STOCK ELECTION SHARES") is greater than 35% of the aggregate number of shares of Florida Progress common stock issued and outstanding immediately before the effective time of the share exchange, then:

    (1) all Cash Election Shares and all Non-Election Shares will be exchanged for the right to receive cash consideration;

    (2) a number of Stock Election Shares will be exchanged for cash consideration, determined by multiplying the number of Stock Election Shares by a fraction, (A) the numerator of which is the Cash Election Number less the number of Cash Election Shares and Non-Election Shares and (B) the denominator of which is the aggregate number of Stock Election Shares, rounded down to the nearest whole number, which will be prorated among Florida Progress shareholders who elected to receive stock; and

    (3) all Stock Election Shares not exchanged for cash consideration in accordance with clause (2) above will be exchanged for the right to receive stock consideration and cash in lieu of fractional shares, which will be prorated among Florida Progress shareholders who elected to receive stock.

    NO ALLOCATION. In the event that the number of Cash Election Shares is 65% or less of the aggregate number of shares of Florida Progress issued and outstanding immediately before the effective time of the share exchange, and the number of Stock Election Shares is 35% or less of the aggregate number of shares of Florida Progress issued and outstanding immediately before the effective time of the share exchange, then:

    (1) all Cash Election Shares will be exchanged for the right to receive cash;

    (2) all Stock Election Shares will be exchanged for the right to receive CP&L Energy common stock and cash in lieu of fractional shares; and

    (3) all Non-Election Shares will be exchanged for the right to receive cash or CP&L Energy common stock and cash in lieu of fractional shares to the extent necessary to make the total number of shares exchanged for CP&L Energy common stock and cash in lieu of fractional shares approximate 35% of the issued and outstanding shares of Florida Progress common stock immediately before the effective time of the share exchange, and the total number of shares exchanged for cash approximate 65% of the issued and outstanding shares of Florida Progress common stock immediately before the effective time of the share exchange.


    ILLUSTRATION OF POTENTIAL EFFECTS OF ALLOCATION PROCEDURES. The tables below illustrate the potential effects of the allocation procedures described above on a holder of 100 shares of Florida Progress common stock who elects,
(1) in the case of Table 1, to receive stock consideration with respect to all 100 shares and (2) in the case of Table 2, to receive cash consideration with respect to all 100 shares. Both tables assume an exchange ratio of 1.4543 based on the assumption that the Average Closing Price would be $30.209. THE TABLES BELOW ARE FOR PURPOSES OF ILLUSTRATION ONLY, AND ARE BASED ON THE ASSUMPTIONS DESCRIBED IN THE TABLES AND ELSEWHERE UNDER "ALLOCATION RULES." THE ACTUAL AMOUNTS OF STOCK CONSIDERATION AND/OR CASH CONSIDERATION TO BE RECEIVED BY A FLORIDA PROGRESS SHAREHOLDER MAY DIFFER BASED ON THE ACTUAL EXCHANGE RATIO AND THE ACTUAL ELECTIONS MADE BY ALL FLORIDA PROGRESS SHAREHOLDERS IN THE AGGREGATE. THE TABLES EXCLUDE ANY VALUE ATTRIBUTABLE TO THE CONTINGENT VALUE OBLIGATIONS.

                                    TABLE 1*
           ILLUSTRATION OF POTENTIAL EFFECTS OF ALLOCATION PROCEDURES
         ON A HOLDER OF 100 SHARES OF FLORIDA PROGRESS COMMON STOCK WHO
             MAKES A STOCK ELECTION WITH RESPECT TO ALL 100 SHARES

      COLUMN 1:         COLUMN 2:                                                                    COLUMN 6:
     PERCENTAGE                          COLUMN 3:             COLUMN 4:           COLUMN 5:
    OF ALL SHARES                    NUMBER OF SHARES      NUMBER OF SHARES        NUMBER OF
 OF FLORIDA PROGRESS                OF FLORIDA PROGRESS   OF FLORIDA PROGRESS     CP&L ENERGY         AMOUNT
    COMMON STOCK                       COMMON STOCK          COMMON STOCK       SHARES RECEIVED       OF CASH
    MAKING STOCK        EXCHANGE     ALLOCATED TO CASH    ALLOCATED TO STOCK        AS STOCK       CONSIDERATION
    ELECTIONS(1)          RATIO      CONSIDERATION(2)      CONSIDERATION(3)     CONSIDERATION(4)    RECEIVED(5)
---------------------   ---------   -------------------   -------------------   ----------------   -------------
         25%             1.4543              0                     100                145            $    0.00
         35%             1.4543              0                     100                145            $    0.00
         50%             1.4543             30                      70                101            $1,620.00
         75%             1.4543             53                      47                 68            $2,862.00
         85%             1.4543             58                      42                 61            $3,132.00
        100%             1.4543             65                      35                 50            $3,510.00

------------------------

*This table assumes all Non-Election Shares and Cash Election Shares are exchanged for the right to receive cash consideration in accordance with the allocation procedures described above. This table excludes the contingent value obligations.

(1) For any percentage equal to or below 35%, all of that holder's shares of Florida Progress common stock would be exchanged for stock consideration.

(2) Calculated by dividing the excess of the Cash Election Number over the sum of all Cash Election Shares and Non-Election Shares by the number of Stock Election Shares, and multiplying by 100 shares.

(3) Calculated by subtracting the number of shares in column 3 from 100.

(4) Calculated by multiplying the assumed exchange ratio in column 2 by the number of shares of Florida Progress common stock allocated to stock consideration in column 4 and excluding any fractional shares (in lieu of which cash will be paid).

(5) Calculated by multiplying the number of shares of Florida Progress common stock allocated to cash consideration in column 3 by $54.00. Payments in respect of fractional shares are not taken into account in the table but would be paid in cash.

                                    TABLE 2*

           ILLUSTRATION OF POTENTIAL EFFECTS OF ALLOCATION PROCEDURES
      ON A HOLDER OF 100 SHARES OF FLORIDA PROGRESS COMMON STOCK WHO MAKES
                 A CASH ELECTION WITH RESPECT TO ALL 100 SHARES

      COLUMN 1:         COLUMN 2:                                                                    COLUMN 6:
     PERCENTAGE                          COLUMN 3:             COLUMN 4:           COLUMN 5:
    OF ALL SHARES                    NUMBER OF SHARES      NUMBER OF SHARES        NUMBER OF
 OF FLORIDA PROGRESS                OF FLORIDA PROGRESS   OF FLORIDA PROGRESS     CP&L ENERGY         AMOUNT
    COMMON STOCK                       COMMON STOCK          COMMON STOCK       SHARES RECEIVED       OF CASH
    MAKING STOCK        EXCHANGE     ALLOCATED TO CASH    ALLOCATED TO STOCK        AS STOCK       CONSIDERATION
    ELECTIONS(1)          RATIO      CONSIDERATION(2)      CONSIDERATION(3)     CONSIDERATION(4)    RECEIVED(5)
---------------------   ---------   -------------------   -------------------   ----------------   -------------
         50%             1.4543              100                   0                    0            $5,400.00
         65%             1.4543              100                   0                    0            $5,400.00
         75%             1.4543               86                  14                   20            $4,644.00
         85%             1.4543               76                  24                   34            $4,104.00
        100%             1.4543               65                  35                   50            $3,510.00

------------------------

*This table assumes all Non-Election Shares and Stock Election Shares are exchanged for the right to receive stock consideration in accordance with the allocation procedures described above. This table excludes the contingent value obligations.

(1) For any percentage equal to or below 65%, all of that Florida Progress shareholder's common stock would be exchanged for cash consideration.

(2) Calculated by dividing the cash election threshold of 65% by the percentages in column 1 and multiplying by 100 shares.

(3) Calculated by subtracting the number of shares in column 3 from 100.

(4) Calculated by multiplying the assumed exchange ratio in column 2 by the number of shares of Florida Progress common stock allocated to stock consideration in column 4 and excluding any fractional shares (in lieu of which cash will be paid).

(5) Calculated by multiplying the number of shares of Florida Progress common stock allocated to cash consideration in column 3 by $54.00. Payments in respect of fractional shares are not taken into account in the table but would be paid in cash.

    Upon surrender of each certificate representing shares of Florida Progress common stock, the exchange agent will pay to the holder of that certificate, as soon as practicable after the effective time of the share exchange, the exchange consideration, including cash instead of fractional shares, and that certificate will then be canceled. At the effective time of the share exchange, certificates representing shares of Florida Progress common stock will represent solely the right to receive the exchange consideration, including cash instead of fractional shares. No interest will be paid or accrue on the exchange consideration.

    No dividends or other distributions declared or made after the effective time of the share exchange with respect to shares of CP&L Energy common stock will be paid to the holder of any unsurrendered certificate with respect to those shares of CP&L Energy common stock until the holder of the certificate surrenders the certificate in accordance with the provisions of the plan of share exchange.

    At the effective time of the share exchange, all shares of Florida Progress common stock that are owned by Florida Progress or any subsidiary of Florida Progress will cease to be outstanding, will be canceled and retired without payment of any consideration for those shares and will cease to exist.


    Promptly after the share exchange is completed, the exchange agent will mail to each Florida Progress shareholder who failed to return a properly completed election form before the election deadline, a letter of transmittal and instructions for use in surrendering Florida Progress certificates. Failure to return a properly completed election form before the election deadline could result in your receiving exchange consideration consisting of 100% cash or 100% shares of CP&L Energy common stock or some combination of cash and shares to be determined by CP&L Energy under the exchange agreement, in addition to the contingent value obligations to be received for your shares of Florida Progress common stock. Delivery of Florida Progress certificates will be effected, and risk of loss and title to Florida Progress certificates will pass, only upon proper delivery of the Florida Progress certificates to the exchange agent.


    If registration or delivery of CP&L Energy common stock is to be made to a person other than the person in whose name the Florida Progress certificate surrendered is registered, the Florida Progress certificate surrendered must be properly endorsed or otherwise must be in proper form for transfer and the person requesting delivery or issuance must pay any transfer or other taxes required.

    After the share exchange is completed, Florida Progress will not recognize any transfers on the stock transfer books of Florida Progress of the shares of Florida Progress. If, after the share exchange is completed, Florida Progress certificates are presented to CP&L Energy for transfer, they will be canceled and exchanged for shares of CP&L Energy common stock, any applicable cash payments and contingent value obligations.

    Any shares of CP&L Energy common stock, cash received by the exchange agent (whether for payments of fractional shares or for payment of accrued dividends and other distributions on shares of CP&L Energy common stock), and the contingent value obligations that remain unclaimed by the former Florida Progress shareholders six months after the effective time will be delivered by the exchange agent to CP&L Energy. After this time, Florida Progress shareholders who have not delivered their Florida Progress certificates may look only to CP&L Energy for satisfaction of their claim for the exchange consideration due to them, without any interest on the exchange consideration. Neither CP&L Energy nor Florida Progress will be liable to any Florida Progress shareholders for any shares of CP&L Energy common stock or cash payments delivered to a public official under any applicable abandoned property, escheat or similar law.

    CP&L Energy and the exchange agent will be entitled to deduct and withhold from the consideration otherwise payable to any Florida Progress shareholder under the plan of share exchange any amount that CP&L Energy is required to deduct and withhold with respect to any payment under the applicable tax laws. Any withheld amounts will be treated as having been paid to the Florida Progress shareholder.

CONFLICTS OF INTEREST


    In considering the recommendation of the Florida Progress board of directors with respect to the exchange agreement, shareholders should be aware that several officers and directors of Florida Progress have interests in the share exchange that are in addition to, or different from, the interests of shareholders of Florida Progress generally. The Florida Progress board of directors was aware of these interests and considered them along with other matters in recommending that Florida Progress shareholders vote to approve the exchange agreement, including the related plan of share exchange.


CP&L ENERGY BOARD OF DIRECTORS


    The exchange agreement provides that at the effective time, the CP&L Energy board of directors will consist of 14 directors, ten of whom will be designated by CP&L Energy and four of whom will be designated by Florida Progress from the Florida Progress board of directors, and acceptable to CP&L Energy, before the effective time. One of the persons to be designated by Florida Progress for the CP&L Energy board of directors will be Mr. Korpan, the current Chairman, President and Chief Executive Officer of Florida Progress. CP&L Energy will place Mr. Korpan and the three other directors designated by Florida Progress among the three classes of directors of CP&L Energy so that, to the extent possible, there are a proportionate number of Florida Progress and Carolina Power & Light designees in each class.


    Under the letter agreement, dated August 19, 1999, Carolina Power & Light agreed that, following the initial terms, the Florida Progress designees, will be re-nominated to the CP&L Energy board of directors if they are interested in continuing to serve, meet the requirements of the CP&L Energy bylaws, and their performance and contributions have been satisfactory to the other members of the board. The policy statement of the CP&L Energy Governance Committee will recognize that representation of Florida interests is important to the combined company. The CP&L Energy Governance Committee will make the initial assessment of whether new or existing directors shall be nominated for the CP&L Energy board of directors; their assessment will be then reviewed by the entire CP&L Energy board of directors. One director designated by Florida Progress will sit on the Governance Committee to participate in this review process.

FLORIDA PROGRESS PHANTOM STOCK PLAN FOR NON-EMPLOYEE DIRECTORS


    Non-employee directors of Florida Progress participate in a phantom stock plan maintained by Florida Progress. The plan provides that in the event of a change in control of Florida Progress, all unvested phantom stock awards become immediately vested and participating directors receive lump sum cash payments equal to the value of all of their phantom stock units. Consummation of the share exchange would constitute a change in control for purposes of the plan. As of the date of the exchange agreement, a total of eight non-employee directors have been awarded a total of 19,200 phantom stock units, the value of which at $54 per share including dividend equivalents is approximately $1,100,000. It is expected that a total of an additional 1,800 phantom stock units will be awarded to a total of three non-employee directors if they are re-elected at the Florida Progress 2000 annual meeting of shareholders.


FLORIDA PROGRESS CHANGE IN CONTROL AGREEMENTS


    Florida Progress has change in control agreements with Mr. Korpan, five Florida Progress executive officers ((1) Joseph H. Richardson, Group Vice President, Utility Group, (2) Richard D. Keller, Group Vice President, Energy and Transportation Group, (3) Edward W. Moneypenny, Senior Vice President and Chief Financial Officer, (4) Kenneth E. Armstrong, Vice President and General Counsel, and (5) William G. Kelley, Vice President, Human Resources) and twenty other corporate officers. The purpose of the agreements is to assure the objective judgment and to retain the loyalty of these individuals in the event of a change in control of Florida Progress. For purposes of the agreements, the execution of the exchange agreement constituted a potential change in control and the consummation of the share exchange would constitute a change in control and the beginning of the employment period covered by the agreements.


    With the exception of Mr. Moneypenny, who entered into his agreement upon hire in the first quarter of 1999, each of the executive officers entered into his agreement in January of 1998. Mr. Korpan's and Mr. Richardson's agreements were amended in August of 1999 to increase the percentage of long-term incentive compensation based severance that would be paid out in the event of termination of employment. Otherwise, the agreements have remained unmodified since their execution.

    The exact terms of the change in control agreements vary, but generally fit within three categories. Generally, the agreements provide that, while employed following a change in control, the officers are entitled to compensation and benefits at least equal to the compensation and benefits they were receiving before the change in control. Severance benefits would be provided under the agreements if the individual's employment were to be actually or constructively terminated within the period ending

36 months after the consummation of the share exchange. Additionally, severance benefits could be provided before the consummation of the share exchange if the termination or constructive termination were shown to be related to the share exchange. Finally, severance benefits are provided following termination of employment for any reason during the 13th month following the consummation of the share exchange. Severance benefits to which the officers would be entitled include the following:

    - a cash payment equal to two, two and one half, or three times the individual's annual base salary and annual bonus;

    - payout in cash at between 150% and 300% of the number of shares or units granted under the long-term incentive plans described below less any amounts paid upon consummation of the share exchange as provided under the long-term incentive plans;

    - credit for three or five additional years of service, not to exceed the maximum, under the Florida Progress Supplemental Executive Retirement Plan;

    - continuation of welfare benefits comparable to those in place before the change in control for 24, 30 or 36 months following termination, with lifetime access to medical insurance at the individual's expense thereafter;

    - reimbursement of relocation expenses incurred within 24, 30 or 36 months of termination and not covered by another employer, not to exceed $10,000; and

    - reimbursement for reasonable legal fees and disbursements related to the taxation of payments made to the individual, not to exceed $15,000.

    The agreements also provide for an additional payment, if required, to make the individuals whole for any excise tax imposed under Section 4999 of the Internal Revenue Code.

    In addition to a change in control agreement, Mr. Korpan has an employment agreement with Florida Progress which provides that if a payment or benefit is payable under both the employment agreement and the change in control agreement, the payment or benefit will be payable to the maximum extent under either, but not both, of those agreements. The employment agreement provides severance benefits equal to three times the sum of his annual base salary and target annual bonus and payment of the number of shares equal to the target award he could have earned for each uncompleted performance cycle under the Florida Progress long-term incentive plan, plus the number of shares earned and not yet paid out for any performance cycle that has been completed. The employment agreement was amended in August 1999 to provide that if Mr. Korpan's employment were to terminate as a result of a change in control, his total retirement benefit would be at a level comparable to his retirement benefit based on a minimum average annual compensation of $1.2 million.

    The total amount that would be payable upon termination or constructive termination to executive officers of Florida Progress and other corporate officers in connection with the share exchange under the change in control agreements and Mr. Korpan's employment agreement would be material. It is anticipated that if the share exchange is consummated, Mr. Korpan's employment will be terminated and he will become entitled to severance benefits and Mr. Richardson will continue with Florida Power. It is not known which other individuals, if any, will receive severance benefits under their change in control agreements.

    Assuming, solely for purposes of illustration, that all six Florida Progress executive officers and the twenty other corporate officers with change in control agreements received severance benefits under the agreements on September 30, 2000, it is presently estimated that the aggregate cash payments that would be made under their agreements would be approximately $25.4 million for the payments based on annual base salary and annual bonus and approximately $40.3 million for the payments based on the long-term incentive plan grants. Assuming the share exchange also occurred at the time of severance on September 30, 2000, $29.0 million of the $40.3 million would be paid at the time of the share exchange under the change in control provisions of the long-term incentive plans and the remaining $11.3 million would be paid as severance under the change in control agreements. A breakdown of the cash severance benefits payable to the six executive officers based on the above assumption is as follows:

    (1) Mr. Korpan, three times annual base salary and actual or target annual bonus ($4.2 million) and the cash value of 200% of the number of shares granted under the long-term incentive plan (approximately $10.8 million, of which $8.1 million would have been paid under the change in control provisions of the long-term incentive plan);

    (2) Mr. Richardson, three times annual base salary and actual or target annual bonus ($2.5 million) and the cash value of 275% of the number of shares granted under the long-term incentive plan (approximately
       $5.5 million, of which $3 million would have been paid under the change in control provisions of the long-term incentive plan);

    (3) Mr. Keller, three times annual base salary and actual or target annual bonus ($2 million) and the cash value of 275% of the number of shares granted under the long-term incentive plan (approximately $5.5 million, of which $3 million would have been paid under the change in control provisions of the long-term incentive plan);

    (4) Mr. Moneypenny, two and one-half times annual base salary and actual or target annual bonus ($1.3 million) and the cash value of 150% of the number of shares granted under the long-term incentive plan (approximately $1.3 million, all of which would have been paid under the change in control provisions of the long-term incentive plan);

    (5) Mr. Armstrong, two and one-half times annual base salary and actual or target annual bonus ($931,000) and the cash value of 150% of the number of shares granted under the long-term incentive plan (approximately $756,000, all of which would have been paid under the change in control provisions of the long-term incentive plan); and

    (6) Mr. Kelley, two and one-half times annual base salary and actual or target annual bonus ($762,500) and the cash value of 150% of the number of shares granted under the long-term incentive plan (approximately $729,500, all of which would have been paid under the change in control provisions of the long-term incentive plan).

In addition, the six executive officers named above, as well as the 20 other corporate officers with change of control agreements, would be entitled to the non-cash severance benefits referenced above as well as additional payments, if required, to make them whole for any excise taxes they incur as a result of
Section 4999 of the Internal Revenue Code.

LONG-TERM INCENTIVE PLANS

    All of the 26 officers with change in control agreements also participate in long-term incentive plans maintained by Florida Progress and its subsidiaries. The consummation of the share exchange would constitute a change in control for purposes of these plans. Under these plans, in the event of a change in control of Florida Progress, 150% of all performance shares or units granted under the plans and then outstanding would automatically be considered earned and would be payable in cash or shares of unrestricted common stock, together with cash or shares of unrestricted common stock payable for dividend equivalents accrued through the date of the change in control. In connection with the share exchange, Florida Progress has agreed, subject to the consent of each participant, to pay its obligations in cash in the amount of $54.00 for each nominal share of Florida Progress common stock to be awarded, instead of actual shares of common stock. Amounts paid out under these plans at the time of the share exchange would not be paid out under the change in control agreements upon a subsequent termination of employment. Depending on when the share exchange is consummated, some of these grants may become vested in the ordinary course of business and additional annual grants may be made.

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    As an additional feature of the Florida Progress long-term incentive plan, under certain circumstances, including the achievement of stock ownership guidelines upon normal conclusion of applicable cycles, beginning in 2000, certain officers are entitled to a 25% restricted stock incentive bonus based on the number of shares of common stock earned under each performance cycle of the plan. The restricted stock vests over a 10-year period, but all shares would vest immediately upon consummation of the share exchange and would be converted into shares of unrestricted common stock. It is currently estimated that before completion of the share exchange a total of approximately 53,000 shares of restricted common stock will be issued to a total of 25 officers under this feature of the plan.


INDEMNIFICATION


    Under the exchange agreement, from and after the effective time, Carolina Power & Light and CP&L Energy will cause Florida Progress to maintain all rights of indemnification existing in favor of the directors and officers of Florida Progress on terms no less favorable than those provided in the articles of incorporation and bylaws of Florida Progress existing on August 22, 1999, with respect to matters occurring before the effective time.


    In addition, Carolina Power & Light and CP&L Energy have agreed to cause to be maintained in effect for six years from the effective time the current policies for directors' and officers' liability insurance maintained by Florida Progress with respect to matters occurring before the effective time, to the extent this insurance is available to Carolina Power & Light and CP&L Energy in the market. Carolina Power & Light and CP&L Energy may substitute for these policies new policies of at least the same coverage containing terms and conditions that are not less advantageous to Florida Progress' directors and officers. However, if this insurance cannot be so maintained or obtained, Carolina Power & Light shall maintain or obtain as much of this insurance as can be so maintained or obtained at a cost equal to twice the current premium rate of Carolina Power & Light's directors' and officers' liability insurance.

    The agreements of Carolina Power & Light and CP&L Energy to maintain these indemnification rights and insurance are in addition to any other rights that the directors and officers of Florida Progress may have, including the indemnification agreements which each officer and director has with Florida Progress.

EMPLOYEE BENEFIT MATTERS

    CP&L Energy shall cause Florida Progress to perform its obligations under the then outstanding awards under the Florida Progress Long-Term Incentive Plan and, subject to the consent of the individual plan participant, pay such obligations in the cash amount of $54.00 for each nominal share of Florida Progress common stock subject to these awards. CP&L Energy shall cause Florida Progress to honor its obligations under all employment, severance, consulting, retention and change in control agreements or arrangements and all Florida Progress benefit plans. However, CP&L Energy and Florida Progress may continue to exercise their rights with respect to these agreements and arrangements and all Florida Progress benefit plans in accordance with their terms, including but not limited to, the right to alter, terminate or otherwise amend these agreements and arrangements and Florida Progress benefit plans.

    Florida Progress also has agreed to and has caused shares of Florida Progress common stock issued under the Florida Progress Plus Stock Plan and the Florida Progress Savings Plan to be shares acquired in the open market and not newly issued shares.

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HEADQUARTERS AND OTHER SIGNIFICANT OPERATING LOCATIONS

    After the share exchange, we will locate the combined company's corporate headquarters in Raleigh, North Carolina. Following the effective time and to the extent consistent with prudent fiscal planning, CP&L Energy will maintain a regional headquarters for the operations of Florida Power Corporation in St. Petersburg, Florida.

EFFECTIVE TIME


    The closing of the share exchange will take place at 10:00 a.m. local time on the third business day following the date on which the conditions described in the exchange agreement are satisfied or waived, or at any other time that Carolina Power & Light, CP&L Energy and Florida Progress may mutually agree. On the date of closing, CP&L Energy and Florida Progress will file the articles of share exchange in accordance with Florida and North Carolina law and will make all other filings or recordings required under Florida and North Carolina law. The share exchange will become effective at the effective time when the articles of share exchange become effective with the Department of State of the State of Florida and the Secretary of State of the State of North Carolina.


REGULATORY APPROVALS REQUIRED TO COMPLETE THE SHARE EXCHANGE

    BEFORE WE COMPLETE THE SHARE EXCHANGE, WE MUST OBTAIN A NUMBER OF REGULATORY APPROVALS. WHILE WE BELIEVE THAT WE WILL RECEIVE THE REQUISITE REGULATORY APPROVALS AND CLEARANCES FOR THE SHARE EXCHANGE THAT ARE SUMMARIZED BELOW, WE CANNOT GIVE ANY ASSURANCE REGARDING THE TIMING OF THE REQUIRED APPROVALS OR CLEARANCES OR OUR ABILITY TO OBTAIN THE REQUIRED APPROVALS AND CLEARANCES ON SATISFACTORY TERMS OR OTHERWISE, OR THAT NO ACTION WILL BE BROUGHT IN THE COURSE OF THE REGULATORY PROCEEDINGS CHALLENGING THE SHARE EXCHANGE OR THE GOVERNMENTAL APPROVALS OR OTHER ACTIONS.


    Completion of the share exchange is subject to obtaining regulatory approvals on terms and conditions that may not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), results of operations or prospects of CP&L Energy, Carolina Power & Light or Florida Progress. Under the exchange agreement, Florida Progress, Carolina Power & Light and CP&L Energy have each agreed to use all commercially reasonable efforts to obtain all consents, acquiescences, authorizations, orders or approvals of, or any exemption or non-opposition by any governmental authority required to complete the transactions contemplated by the exchange agreement. Various parties may oppose the share exchange or seek to have conditions imposed upon the receipt of necessary approvals. While we believe that we will receive the requisite regulatory approvals for the share exchange, we cannot give assurance as to timing or our ability to obtain the required approvals on satisfactory terms.


ANTITRUST CLEARANCE

    The Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the related rules and regulations prohibit Carolina Power & Light, CP&L Energy and Florida Progress from completing the share exchange until Carolina Power & Light, CP&L Energy and Florida Progress submit required information to the Antitrust Division of the Department of Justice and the Federal Trade Commission and specified Hart-Scott-Rodino Antitrust Improvements Act waiting period requirements have been satisfied. Even after the Hart-Scott-Rodino Antitrust Improvements Act waiting period expires or terminates, the Antitrust Division or the Federal Trade Commission may later challenge the share exchange on antitrust grounds. If the share exchange is not completed within 12 months after the expiration or earlier termination of the initial Hart-Scott-Rodino Antitrust Improvements Act waiting period, Carolina Power & Light, CP&L Energy and Florida Progress would be required to submit new information to the Antitrust Division and the Federal Trade Commission, and a new Hart-Scott-Rodino Antitrust Improvements Act waiting period would begin. We intend to time the filing of our premerger

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notifications under the Hart-Scott-Rodino Antitrust Improvements Act so that the waiting period will expire or terminate within 12 months before the anticipated closing date of the share exchange.

STATE APPROVALS

    FLORIDA PROGRESS. Florida Power Corporation is subject to the jurisdiction of the Florida Public Service Commission. Subject to the plenary jurisdiction of the Florida Public Service Commission over the operations of Florida Power Corporation, no filing or approval of the share exchange by the Florida Public Service Commission is required by Florida law. We will continue Florida Progress' practice of constructively working with the Florida Public Service Commission regarding its ongoing jurisdiction over Florida Power.

    Mid-Continent Life Insurance Company, an indirect subsidiary of Florida Progress, is a life insurance company domiciled in the states of Oklahoma and Texas. Florida Progress has announced its intention to divest Mid-Continent Life. However, if Florida Progress does not divest Mid-Continent Life before the closing of the share exchange, the applicable insurance regulatory authorities in Oklahoma and Texas would be required to approve the indirect change of control of Mid-Continent Life caused by the share exchange.


    Effective December 31, 1997, Florida Progress established a provision for loss on investment for the full amount of its investment in Mid-Continent Life and, in December 1999, accrued a $10 million loss reserve as well as an accrual for legal fees for pending litigation. Florida Progress deconsolidated the accounts of Mid-Continent Life because it no longer records any assets of Mid-Continent Life on its balance sheet and has made the above adjustments to its balance sheet. Therefore, each of Salomon Smith Barney and Merrill Lynch, assumed, for purposes of its opinion, that the divestiture would occur. Neither Florida Progress nor CP&L Energy intends to request an updated opinion of its financial advisor in light of the divestiture of Mid-Continent Life, should it occur before the vote on the share exchange.



    CAROLINA POWER & LIGHT. Carolina Power & Light is subject to the plenary jurisdiction of the North Carolina Utilities Commission and the Public Service Commission of South Carolina. Carolina Power & Light must obtain the approval of both state commissions to transfer control of Carolina Power & Light to CP&L Energy. The approval of the North Carolina Utilities Commission of the share exchange between CP&L Energy and Florida Progress must also be obtained. On February 3, 2000, CP&L Energy filed an application with the North Carolina Utilities Commission for authorization to engage in a business combination transaction between CP&L Energy and Florida Progress and to issue common stock without par value in connection with that transaction. Carolina Power & Light will continue its practice of constructively working with the North Carolina Utilities Commission and the Public Service Commission of South Carolina regarding each commission's ongoing jurisdiction over Carolina Power & Light.


    THE COMBINED COMPANY. Following the share exchange, the regulatory authorities in all of the states where we have utility operations will retain applicable authority over the rates and capital structure of the utilities and affiliated interest transactions.

PUBLIC UTILITY HOLDING COMPANY ACT

    In connection with the share exchange, CP&L Energy must obtain Securities and Exchange Commission approval under Sections 9(a)(2) and 10 of the Public Utility Holding Company Act. Section 9(a)(2) requires an entity owning, directly or indirectly, 5% or more of the outstanding voting securities of a public utility company to obtain the approval of the Securities and Exchange Commission under Section 10 before acquiring a direct or indirect interest in 5% or more of the voting securities of any additional public utility company. Since the completion of the recent formation of a holding company for Carolina Power & Light, CP&L Energy holds, directly, or indirectly, in excess of

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5% of the voting securities of two public utility companies, Carolina Power &
Light and North Carolina Natural Gas Corporation, and, in the share exchange, will be indirectly acquiring the voting securities of Florida Power Corporation.

    Under the applicable standards of the Public Utility Holding Company Act, the Securities and Exchange Commission must determine whether:

    - the share exchange would tend towards detrimental interlocking relations or a detrimental concentration of control of public utilities;

    - the consideration to be paid in connection with the share exchange is reasonable;

    - the share exchange would unduly complicate the capital structure or be detrimental to the proper functioning of CP&L Energy's holding company system; or

    - the share exchange would violate applicable state law, or be detrimental to the carrying out of the integration provisions of the Public Utility Holding Company Act.

In addition, under Section 10 of the Public Utility Holding Company Act, to approve the share exchange, the Securities and Exchange Commission must also find that the share exchange would serve the public interest because it would tend toward the economical and efficient development of an integrated public-utility system (in this case consisting of our combined electric properties).


    On March 14, 2000, CP&L Energy and Florida Progress filed an application with the Securities and Exchange Commission requesting approval of the share exchange under the Public Utility Holding Company Act. Although CP&L Energy believes that it will obtain Securities and Exchange Commission approval of the share exchange under the Public Utility Holding Company Act on terms acceptable to Carolina Power & Light and CP&L Energy, CP&L Energy cannot give assurances that the approval will be obtained, and, if obtained, when it will be obtained or whether the terms of the approval will ultimately be acceptable.


    CP&L Energy and Florida Progress expect that after the completion of the share exchange, CP&L Energy will have to register with the Securities and Exchange Commission as a public utility holding company under the Public Utility Holding Company Act.

    The Public Utility Holding Company Act imposes a number of restrictions on the operations of registered holding company systems. These restrictions include a requirement that the Securities and Exchange Commission approve, in advance, securities issuances, sales and acquisitions of utility assets or of securities of utility companies and acquisitions of interests in other businesses. The Public Utility Holding Company Act also limits the ability of registered holding companies to engage in non-utility ventures and regulates transactions between various affiliates within the holding company system, including the provision of services by holding company affiliates to the system's utilities. Although there can be no assurances, we believe that the Securities and Exchange Commission will permit us to retain our current non-utility businesses, including Florida Progress' subsidiary, Mid-Continent Life Insurance Company, which we are requesting authorization to retain until it can be divested pursuant to a rehabilitation plan approved by the Oklahoma County district court. In addition, we plan to seek any Securities and Exchange Commission approvals which we believe are necessary to allow the continued growth of these businesses.

FEDERAL POWER ACT

    The Federal Energy Regulatory Commission also must approve the share exchange. Under the Federal Power Act, the Federal Energy Regulatory Commission will approve a share exchange if it

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finds that share exchange is "consistent with the public interest." In reviewing a share exchange, the Federal Energy Regulatory Commission generally evaluates whether the share exchange will:

    - adversely affect competition;

    - adversely affect rates; and/or

    - impair the effectiveness of regulation.

    A joint application of CP&L Energy and Florida Progress requesting that the Federal Energy Regulatory Commission approve the share exchange under the Federal Power Act was filed on February 3, 2000. The joint application contained commitments for Carolina Power & Light and Florida Power to

    - divest 85 MW of generating capacity in the Carolinas and 50 MW of generating capacity in Florida for six years after consummation of the share exchange,

    - join an independent regional transmission organization in their regions to operate the combined company's transmission facilities,

    - hold each of their wholesale requirements and transmission customers harmless from any potential adverse rate effects that might arise as a result of the share exchange, and

    - adhere to policies adopted by the Federal Energy Regulatory Commission with respect to non-power transactions among affiliated entities within a registered public utility holding company system.

    Approval of the share exchange from the Federal Energy Regulatory Commission may also be conditioned upon other requirements.

    In connection with the share exchange application, we also submitted a Joint Open Access Transmission Tariff under which transmission services and specified ancillary services will be offered on a non-discriminatory basis over the combined systems of Carolina Power & Light and Florida Power and a System Integration Agreement providing for coordination of operations of Carolina
Power & Light and Florida Power. Those agreements are proposed to be made effective upon consummation of the share exchange.

ATOMIC ENERGY ACT

    Florida Power Corporation holds a Nuclear Regulatory Commission operating license for its Crystal River nuclear generating facility. The operating license authorizes Florida Power to own and operate the facility. The Atomic Energy Act provides that a license may not be transferred or in any manner disposed of, directly or indirectly, through transfer of control unless the Nuclear Regulatory Commission finds that the transfer complies with the Atomic Energy Act and consents to the transfer. On January 31, 2000 we filed appropriate applications with the Nuclear Regulatory Commission seeking approval of the change of control of Florida Power resulting from the share exchange and to reflect the fact that after the share exchange, although continuing to own and operate the Crystal River facility, Florida Power will become an operating company subsidiary of the combined company.

FEDERAL COMMUNICATIONS COMMISSION

    The Federal Communications Commission must approve the transfer of control of telecommunications permits or licenses. The Communications Act of 1934 prohibits the transfer, assignment or disposal in any manner of any construction permit or station license, or any rights thereunder, to any person without authorization from the Federal Communications Commission. In addition, a carrier must obtain permission before acquisition or operation of new lines and may not construct or extend a line, or transmit via such lines, without prior Federal Communications

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Commission approval. Under the Communications Act, the Federal Communications
Commission will approve a transfer of control if it serves the public convenience, interest and necessity. We will seek the necessary approval from the Federal Communications Commission for the transfer of control of licenses held by both Florida Power and Progress Telecommunications Corporation and amend licenses and tariffs as appropriate.

    In accordance with the Public Utility Holding Company Act and the Telecommunications Act of 1996, a registered public utility holding company system may enter the telecommunications market without prior approval from the Securities and Exchange Commission, through entities determined by the Federal Communications Commission to be exempt telecommunications companies. We will seek a determination from the Federal Communications Commission that Progress Telecommunications Corporation and Interpath Communications, Inc. are exempt telecommunications companies.

OTHER APPROVALS AND FILINGS

    In addition to the above-described approvals, the consent or approval of numerous third parties is required. At this time, we do not anticipate any difficulties in obtaining consents of third parties. If difficulties do arise, Florida Progress, Carolina Power & Light and CP&L Energy may negotiate a mutually acceptable alternative to the structure of the share exchange.

    Florida Progress, Carolina Power & Light and CP&L Energy possess municipal franchises and environmental permits and licenses that may need to be renewed or replaced as a result of the share exchange. We do not anticipate any difficulties at the present time in obtaining these renewals or replacements.

OTHER SIGNIFICANT CONDITIONS TO THE SHARE EXCHANGE THAT MUST BE FULFILLED OR
  WAIVED

    Completion of the share exchange is subject to other conditions. The exchange agreement provides that each of CP&L Energy, Carolina Power & Light and Florida Progress have duties to attempt to cause the conditions to be satisfied. If all conditions are not satisfied or waived or capable of being satisfied by December 31, 2000 (except if the only remaining condition to be satisfied is the receipt of all governmental approvals, in which case this deadline would be extended until June 30, 2001), either party may terminate the exchange agreement unless the failure of the condition results from the failure of that party to fulfill its obligations. See "--Termination of the Agreement and Plan of Exchange; Termination Fee."

    The obligations of each of CP&L Energy and Carolina Power & Light and Florida Progress to complete the share exchange are subject to the satisfaction of the following conditions:


    - the approval of the exchange agreement, including the related plan of share exchange by the Florida Progress shareholders;


    - the approval of the issuance of additional shares of CP&L Energy common stock in the share exchange by the CP&L Energy shareholders;

    - that there is no action by any court of competent jurisdiction or governmental authority which prohibits the completion of the share exchange;

    - the registration statement, of which this joint proxy statement/prospectus forms a part, is effective in accordance with the provisions of the Securities Act, and no stop order suspending effectiveness has been issued and remains in effect;

    - the expiration or termination of the waiting period applicable to the share exchange under the Hart-Scott-Rodino Antitrust Improvements Act;

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
    - all approvals of, or filings with, any governmental authority required in connection with the share exchange shall have been obtained or made except for any filings to be made after the effective time and where the failure to obtain any of these approvals or make any of these filings may not reasonably be expected to have a material adverse effect on Carolina
      Power & Light or Florida Progress following the effective time; and

    - that the shares of CP&L Energy common stock to be issued in the share exchange have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

    The obligations of each of CP&L Energy and Carolina Power & Light and Florida Progress to complete the share exchange are also subject to the satisfaction or waiver of various other conditions specified in the exchange agreement. For each party, the conditions include:

        (1) since August 22, 1999, there has been no material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), results of operations or prospects of the other party, including its subsidiaries, taken as a whole and there shall exist no fact or circumstance that may have or may reasonably be expected to result in such a material adverse effect;


        (2) the other party's representations and warranties stated in the exchange agreement were true and correct when made and as of the closing of the share exchange except


       - to the extent those representations and warranties speak as of a specified earlier date, or

       - for failures of those representations and warranties to be true and correct (without giving effect to any materiality qualification in any of these representations or warranties) which, in the aggregate, may not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), results of operations or prospects of the other party and its subsidiaries, taken as a whole;

        (3) the performance by the other party, in all material respects, of its agreements and covenants under the exchange agreement; and

        (4) each party shall have delivered to the other, a certificate executed by a specified officer or officers, in form satisfactory to counsel for the other party, certifying fulfillment of the matters referred to in subparagraphs (1) through (3) above.

    The obligation of Florida Progress to complete the share exchange is also subject to the satisfaction or waiver of the condition that the Average Closing Price shall not be less than $30.00, as adjusted to reflect any stock split, reverse stock split, stock dividend, subdivision, reclassification, combination, exchange, recapitalization or similar transaction. See "--Florida Progress "Walk-Away' Right." The obligation of Florida Progress to complete the share exchange is also subject to satisfaction or waiver of the condition that CP&L Energy and the trustee under the contingent value obligation agreement shall have executed and delivered the contingent value obligation agreement.


    In addition, the obligation of CP&L Energy and Carolina Power & Light to complete the share exchange is also subject to the satisfaction or waiver of the condition that all consents, authorizations, orders, permits, and approvals by any governmental authorities described in the exchange agreement shall contain no terms that may reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), results of operations or prospects of Carolina Power & Light or Florida Progress.


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REPRESENTATIONS AND WARRANTIES

    The exchange agreement contains representations and warranties of Florida Progress, Carolina Power & Light and CP&L Energy as to, among other things:

    - their respective organization and qualification;

    - their respective capital structure;

    - the authorization, execution, delivery, performance and enforceability of the exchange agreement;

    - the required statutory approvals for the exchange;

    - the compliance with applicable laws and agreements;

    - the required filings of reports and financial statements with governmental authorities, the compliance of those reports and filings with applicable requirements and the absence of material misstatements or omissions from those reports and filings and related matters;

    - the absence of material adverse changes or events;

    - the absence of material misstatements or omissions from the information supplied for use in this joint proxy statement/prospectus;

    - the absence of material litigation;

    - employee benefit and labor matters;

    - tax matters;

    - environmental compliance and liability;

    - the vote required to approve the agreement and plan of exchange;

    - utility regulatory status;

    - the receipt of fairness opinions from financial advisors;

    - the ownership of each other's common stock;

    - the implementation of programs to ensure Year 2000 functionality and related matters; and

    - nuclear and other operations.

    The exchange agreement also contains representations and warranties by Florida Progress as to insurance coverage of Florida Progress and its subsidiaries and as to the non-applicability of provisions of Florida law and its rights agreement to the share exchange and related matters. In addition, the exchange agreement contains representations and warranties by Carolina Power & Light and CP&L Energy as to the authorization, execution, delivery, performance and enforceability of the contingent value obligation agreement.

COVENANTS OF EACH OF FLORIDA PROGRESS, CAROLINA POWER & LIGHT AND CP&L ENERGY; CONDUCT OF BUSINESS BEFORE THE EFFECTIVE TIME

    In the exchange agreement, Florida Progress has agreed that pending the completion of the share exchange, it will conduct its operations in the ordinary and usual course of business and consistent with past practice. Florida Progress, on behalf of it and its subsidiaries, has also agreed to use its commercially reasonable efforts to preserve intact their business organization, assets and goodwill, to keep available the services of its officers and employees (subject to prudent management of work force needs) and to maintain satisfactory relationships with suppliers, contractors, distributors, customers and

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others having material business relationships with them to the end that their goodwill and ongoing businesses will not be impaired in any material respect at the effective time.


    FLORIDA PROGRESS COVENANTS. Florida Progress has agreed that, except as otherwise provided in the exchange agreement, or by written consent of Carolina Power & Light, it will be subject to customary restrictions for the conduct of its business as to:


    - dividends and distributions;

    - changes in capital structure;

    - acquisition or disposition of its own stock or other securities;

    - the Florida Progress shareholder rights plan;

    - organizational documents;

    - acquisitions and other uses of funds, except that Florida Progress has limited flexibility to make acquisitions;

    - dispositions of assets;

    - incurrence or guarantees of indebtedness;

    - material contracts;

    - capital expenditures;

    - employee benefit plans and similar arrangements;

    - tax matters;

    - filings with governmental authorities;

    - insurance;

    - compensation and severance agreements and other arrangements with directors and officers;

    - changes in status under the Public Utility Holding Company Act;

    - accounting matters;

    - payment or discharge of claims and liabilities; and

    - negotiation of collective bargaining agreements.


    Florida Progress also has agreed to use its commercially reasonable efforts, subject to the right of the Florida Progress directors to act in accordance with their fiduciary duties, to obtain the approval of the exchange agreement by the Florida Progress shareholders.


    During the period from August 22, 1999 to the effective time, Florida Progress also agreed that its representatives would confer with Carolina Power & Light's and CP&L Energy's representatives regularly and frequently to discuss the general status of Florida Progress' ongoing operations.

    Florida Progress must inform Carolina Power & Light and CP&L Energy of any failure or anticipated failure to obtain any required third-party consents.

    MUTUAL COVENANTS. The exchange agreement also contains other agreements relating to the conduct of the parties before the effective time, including those requiring the parties:

    - to cooperate in the preparation of the CP&L Energy registration statement and this joint proxy statement/prospectus;

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    - to cooperate in preparing and filing applications for and obtaining all necessary regulatory approvals;

    - to use their commercially reasonable efforts to obtain all required third-party consents;

    - to refrain from issuing press releases regarding the share exchange without the other party's prior approval, except as otherwise required by applicable law, regulation or stock exchange or trading system rule or regulation;

    - to deliver to each other letters from their respective accountants for use in connection with Securities and Exchange Commission filings made in connection with the share exchange; and

    - to use their good faith efforts to expeditiously complete the sale by Florida Progress to Carolina Power & Light of its ownership interests in the two synthetic fuel plants on terms and provisions customary for transactions of this nature and as may be mutually satisfactory to Carolina Power & Light and Florida Progress, subject to Carolina Power & Light's satisfaction, in its sole discretion, with the results of its due diligence of two synthetic fuel plants owned by subsidiaries of Florida Progress.

    Each party has agreed to advise the other of significant changes to it or the occurrence of a change or event that has had or may be expected to have a material adverse effect with respect to it.

    Each party has agreed to provide the other with access to its facilities and information, subject to each party's obligation of confidentiality undertaken in connection with the exchange agreement.

    CAROLINA POWER & LIGHT AND CP&L ENERGY COVENANTS. Carolina Power & Light and CP&L Energy have also agreed to customary restrictions for the conduct of their business as to:

    - acquisitions,

    - dispositions of a substantial portion of its assets, and

    - taking other actions, such as entering into a new line of business, encumbering shares of their capital stock or making any change in their accounting methods,

unless the Carolina Power & Light or the CP&L Energy board of directors concludes in good faith that any of the actions listed above may not reasonably be expected to impose any material delay in obtaining material authorizations. Carolina Power & Light and CP&L Energy have also agreed to other customary restrictions as to:

    - repurchases at a premium, recapitalizations, restructurings or reorganizations of its capital stock, and

    - extraordinary dividends or other extraordinary distributions.

    In addition, CP&L Energy has agreed:


    - to execute and deliver the contingent value obligation agreement and to use its commercially reasonable efforts to cause the trustee under that agreement to execute and deliver the contingent value obligation agreement before the effective time; and


    - if the share exchange does not close before January 1, 2001, to revise the contingent value obligation agreement to reduce the $80 million preference amount for the year of closing to reflect that the year of closing constitutes less than a full year of operation, and other changes will be made to reflect the change in timing.

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FLORIDA PROGRESS MAY NOT SOLICIT ALTERNATIVE PROPOSALS

    The exchange agreement provides that neither Florida Progress nor any of its subsidiaries will, and it will cause its officers, directors, employees, agents and representatives to not initiate, solicit or encourage any inquiries or proposals regarding:

    - any merger, acquisition, consolidation, reorganization, share exchange, tender offer, exchange offer or similar transaction involving Florida Progress or any of its significant subsidiaries;

    - any proposal or offer to acquire a substantial equity interest in, or a substantial portion of the assets of, Florida Progress or any of its significant subsidiaries;

nor will they provide any non-public information or data to, or have any discussions with, any person relating to a transaction described above, or otherwise facilitate any effort or attempt to make or implement a transaction described above.

    Florida Progress also agreed to terminate any existing activities relating to other proposals and to notify Carolina Power & Light if any inquiries and proposals for an alternative transaction, requests for information, or attempts to initiate discussions are received by Florida Progress.


    At any time before the Florida Progress annual meeting Florida Progress or the Florida Progress board of directors may, to the extent required for the Florida Progress directors to comply with their fiduciary duties to Florida Progress shareholders imposed by law, as determined in good faith upon advice of outside counsel, furnish information to and engage in discussions with other parties, subject to:


    - notifying Carolina Power & Light of the intentions of any other party and Florida Progress;

    - taking actions to ensure the confidentiality of information provided to other parties;

    - keeping Carolina Power & Light informed of the progress of any discussions;

    - in the event Florida Progress determines to accept an alternative proposal, providing Carolina Power & Light with a five-day period to make a counterproposal and considering in good faith that counterproposal; and

    - complying with legal requirements regarding disclosure of contacts with other parties.

    Nothing in the exchange agreement permits Florida Progress to enter into any agreement (other than permitted confidentiality agreements) with respect to an alternative proposal unless the exchange agreement is first or simultaneously terminated in accordance with its terms. See "--Termination of the Exchange Agreement; Termination Fee."

AMENDMENT AND WAIVER


    The exchange agreement may be amended by action taken by both Carolina
Power & Light and Florida Progress at any time before or after approval of the share exchange by the Florida Progress shareholders. After Florida Progress shareholder approval, no amendment may be made that by law requires the further approval of the Florida Progress shareholders without obtaining the required Florida Progress shareholder approval. The exchange agreement may not be amended except in a writing signed by both of the parties.


    At any time before the effective time, either party may:

    - extend the time for the performance by the other party;

    - waive any inaccuracies in the representations and warranties contained in the agreement and plan of exchange or in any document delivered by the other party; or

    - waive compliance by the other party with any of the agreements or conditions contained in the agreement and plan of exchange.

Any extension or waiver will be valid only if stated in a writing signed by that party.

TERMINATION OF THE EXCHANGE AGREEMENT; TERMINATION FEE


    The exchange agreement may be terminated and the share exchange may be abandoned in any of the following ways:


    - by Florida Progress or Carolina Power & Light and CP&L Energy if the Florida Progress shareholders do not approve the share exchange or the CP&L Energy shareholders do not approve the issuance of additional shares of CP&L Energy common stock;

    - by mutual written consent of Florida Progress, Carolina Power & Light and CP&L Energy;

    - by Florida Progress or Carolina Power & Light and CP&L Energy, if the share exchange has not occurred on or before December 31, 2000, but the right to terminate the exchange agreement will not be available to a party whose failure to perform was the reason for the delay. However, neither Florida Progress nor Carolina Power & Light and CP&L Energy will be permitted to terminate the exchange agreement under this provision until June 30, 2001, if on December 31, 2000, all conditions other than obtaining regulatory approvals have been satisfied or waived or are capable of being satisfied;

    - by Florida Progress if:

       (1) there has been a breach by Carolina Power & Light or CP&L Energy of any representation or warranty made in the exchange agreement that has had or may reasonably be expected to have a material adverse effect on Carolina Power & Light, and the breach has not been cured within 20 business days following receipt by Carolina Power & Light or CP&L Energy of written notice of the breach; or

       (2) there has been a breach by Carolina Power & Light or CP&L Energy of any covenant or agreement made in the exchange agreement, and the breach has not been cured within 20 business days following receipt by Carolina Power & Light or CP&L Energy of written notice of the breach;

    - by Carolina Power & Light and CP&L Energy if:

       (1) there has been a breach by Florida Progress of any representation or warranty made in the exchange agreement that has had or may reasonably be expected to have a material adverse effect on Florida Progress, and the breach has not been cured within 20 business days following receipt by Florida Progress of written notice of the breach;

       (2) there has been a breach by Florida Progress of any covenant or agreement given in the exchange agreement, which breach has not been cured within 20 business days following receipt by Florida Progress of written notice of the breach; or

       (3) the Florida Progress board of directors fails to recommend or withdraws its recommendation to the Florida Progress shareholders that they approve the exchange agreement;


    - by Florida Progress if, before the Florida Progress annual meeting, another party has made a BONA FIDE proposal with respect to the acquisition of all of Florida Progress' outstanding capital stock or all or substantially all of Florida Progress' assets, and:


       (1) the Florida Progress board of directors believes, in good faith after consultation with its financial advisors, the proposal is superior, from a financial point of view, to the shareholders of Florida Progress than the share exchange, and is more favorable generally to the shareholders of Florida Progress (taking into account all financial and strategic considerations, including relevant legal, financial, regulatory and other aspects of the proposal, and the conditions, prospects and time required for completion of the proposal);

       (2) the Florida Progress board of directors has determined in good faith upon the advice of outside counsel that it is required to recommend the competing proposal to Florida Progress shareholders to comply with its fiduciary duty to its shareholders imposed by law; and

       (3) CP&L Energy has not made, within five business days of receiving notice of the competing proposal, an offer that the Florida Progress board of directors believes, in good faith after consultation with its financial advisors, is at least as favorable to Florida Progress' shareholders as the competing proposal (taking into account all financial and strategic considerations, including relevant legal, financial, regulatory and other aspects of the proposal, and the conditions, prospects and time required for completion of the proposal); or

    - by Florida Progress, Carolina Power & Light or CP&L Energy, if a court or other governmental authority has issued a proper order, decree or ruling or taken any other action restraining or otherwise prohibiting the share exchange and that order, decree, ruling or other action has become final and nonappealable.

    If the exchange agreement is terminated and the share exchange is not completed, the obligations of the parties under the exchange agreement will terminate, except for confidentiality obligations under the exchange agreement and the termination and expense provisions of the exchange agreement. Termination will not relieve any party from liability by reason of any breach of any provision contained in the exchange agreement.

    If Carolina Power & Light and CP&L Energy or Florida Progress terminates the exchange agreement due to an uncured breach by the other party of its representations and warranties or covenants and agreements (other than a breach by Florida Progress of its agreement not to solicit alternative proposals), and no other ground for termination exists, then the breaching party must reimburse the other for out-of-pocket expenses incurred in connection with the transactions contemplated by the exchange agreement. In addition, the non-breaching, terminating party may recover additional amounts at law or in equity if the exchange agreement is terminated as a result of a willful breach of a representation and warranty or covenant and agreement.

    Florida Progress must pay CP&L Energy a termination fee of $150 million plus out-of-pocket expenses and fees not to exceed $25 million if the agreement and plan of exchange is terminated for the following reasons:

    - Carolina Power & Light and CP&L Energy terminate the exchange agreement because the share exchange has not been completed by December 31, 2000, or by June 30, 2001 if the necessary governmental approvals were not obtained by December 31, 2000, and there shall have been a competing proposal that has not been rejected by Florida Progress and its board of directors and withdrawn by the party making the competing proposal;

    - Florida Progress or Carolina Power & Light and CP&L Energy terminate the exchange agreement because the Florida Progress shareholders do not approve the share exchange and there shall have been a competing proposal that shall not have been rejected by Florida Progress and its board of directors and withdrawn by the party making the competing proposal;

    - Carolina Power & Light and CP&L Energy terminate the exchange agreement because Florida Progress breaches its agreement not to solicit alternative proposals, except for a breach that was both inadvertent and promptly cured;

    - Carolina Power & Light and CP&L Energy terminate the exchange agreement because the Florida Progress board of directors fails to recommend to its shareholders approval of the share exchange or withdraws its recommendation to approve the exchange agreement; or

    - Florida Progress terminates the exchange agreement because Florida Progress receives a competing proposal that the Florida Progress board of directors believes to be superior (taking into account all financial and strategic considerations, including relevant legal, financial, regulatory and other aspects of the proposal, and the conditions, prospects and time required for completion of the proposal) and CP&L Energy has not modified its proposal to be at least as favorable within the allotted time.

FLORIDA PROGRESS SHAREHOLDER LAWSUIT REGARDING THE SHARE EXCHANGE

    On September 27, 1999, Florida Progress and its directors were served with a purported class action complaint, Case No. 99-6167CI-20, styled Lisa Fruchter, on behalf of herself and all others similarly situated, v. Florida Progress Corporation; Richard Korpan; Clarence V. McKee; Richard A. Nunis, Jean Giles Wittner; Michael P. Graney; Joan D. Ruffier, Robert T. Stuart, Jr.; W.D. Frederick; and Vincent J. Naimoli. The complaint was filed in the Circuit Court of the 6th Judicial Circuit in and for Pinellas County, Florida on September 14, 1999. The complaint seeks class action status and injunctive relief (1) declaring that the agreement and plan of exchange was entered into in breach of the fiduciary duties of the Florida Progress board of directors,
(2) enjoining Florida Progress from proceeding with the share exchange,
(3) rescinding the agreement and plan of exchange, (4) enjoining any other business combination until an auction is conducted to obtain the highest price possible for Florida Progress, (5) directing the Florida Progress board of directors to commence such an auction, and (6) awarding the class an unspecified amount of damages. The complaint also seeks an award of costs and attorneys' fees. Florida Progress believes this action is without merit and intends to vigorously defend this action.

                          UNAUDITED PRO FORMA COMBINED
                        CONDENSED FINANCIAL INFORMATION


    On             , 2000, Carolina Power & Light common stock was exchanged for
CP&L Energy common stock on a one-for-one basis. The following pro forma financial information should be read in conjunction with the consolidated financial statements including the notes to the consolidated financial statements of Carolina Power & Light and Florida Progress that are incorporated by reference in this joint proxy statement/prospectus. The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions stated below; is not necessarily indicative of the operating results or financial position that would have occurred had the share exchange been consummated; nor is it necessarily indicative of future operating results or financial position of the combined enterprise. The unaudited pro forma combined financial information does not contain any adjustments to reflect cost savings or other benefits anticipated as a result of the share exchange and integration of the companies, nor does it contain anticipated integration costs. In addition, the unaudited pro forma combined financial information does not reflect the potential effects of the contingent value obligations, described elsewhere in this joint proxy statement/prospectus, due to the uncertainties about what amounts, if any, will be paid under the contingent value obligation agreement.



    The following unaudited pro forma combined condensed balance sheet presents, under the purchase method of accounting for business combinations, the combined consolidated balance sheets of Carolina Power & Light and Florida Progress as of March 31, 2000, giving effect to the share exchange as if it had been consummated on that date. If and when the share exchange is consummated, it is possible that other changes may be required to the combined financial statements to implement the purchase method of accounting for this combination.



    The following unaudited pro forma combined condensed statements of income present, under the purchase method of accounting for business combinations, the combined consolidated statements of income of Carolina Power & Light and Florida Progress for the three months ended March 31, 2000 and the year ended
December 31, 1999, giving effect to the share exchange as if it had been consummated on January 1, 1999, using purchase accounting adjustments calculated as of March 31, 2000.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 2000



(IN MILLIONS)
                                 CAROLINA POWER & LIGHT     FLORIDA PROGRESS      PRO FORMA          PRO FORMA
                                    (AS REPORTED)(2)      (AS RECLASSIFIED)(2)   ADJUSTMENTS        COMBINED(1)
                                 ----------------------   --------------------   -----------        -----------
ASSETS:
  UTILITY PLANT
    Utility plant, at cost.....        $11,738.8                 $ 6,961.7         $     --          $18,700.5
    Accumulated depreciation...         (5,109.4)                 (3,406.5)              --           (8,515.9)
    Nuclear fuel, net of
      amortization.............            204.6                      56.5               --              261.1
                                       ---------                 ---------         --------          ---------
      Total Utility Plant,
        Net....................          6,834.0                   3,611.7               --           10,445.7
                                       ---------                 ---------         --------          ---------
  CURRENT ASSETS
    Cash and cash
      equivalents..............             36.5                       2.9               --               39.4
    Accounts receivable, net...            415.5                     409.0               --              824.5
    Inventory..................            244.3                     425.2               --              669.5
    Prepayments and other
      current assets...........            187.7                     158.2               --              345.9
                                       ---------                 ---------         --------          ---------
      Total Current Assets.....            884.0                     995.3               --            1,879.3
                                       ---------                 ---------         --------          ---------
  GOODWILL.....................            285.3                     170.3          3,004.1 (3)        3,459.7
  DEFERRED DEBITS AND OTHER
    ASSETS.....................          1,376.4                   1,739.2               --            3,115.6
                                       ---------                 ---------         --------          ---------
TOTAL ASSETS...................        $ 9,379.7                 $ 6,516.5         $3,004.1          $18,900.3
                                       =========                 =========         ========          =========
CAPITALIZATION AND LIABILITIES
  CAPITALIZATION
    Common stock...............        $ 1,749.0                 $ 1,274.0         $  241.3 (4b)     $ 3,264.3
    Other stockholders'
      equity...................          1,680.8                     763.0           (763.0)(4b)       1,680.8
                                       ---------                 ---------         --------          ---------
      Total common stock
        equity.................          3,429.8                   2,037.0           (521.7)           4,945.1
    Preferred stock--redemption
      not required.............             59.4                      33.5               --               92.9
    Company-obligated
      mandatorily redeemable
      preferred securities.....               --                     300.0               --              300.0
    Long-term debt, net........          3,028.8                   2,170.7          3,461.3 (5a)       8,660.8
                                       ---------                 ---------         --------          ---------
      Total Capitalization.....          6,518.0                   4,541.2          2,939.6           13,998.8
                                       ---------                 ---------         --------          ---------
  CURRENT LIABILITIES
    Accounts and notes
      payable..................            433.8                     470.7             41.4 (8)          945.9
    Other current
      liabilities..............            345.9                     450.6             23.1 (8)          819.6
                                       ---------                 ---------         --------          ---------
      Total Current
        Liabilities............            779.7                     921.3             64.5            1,765.5

  DEFERRED CREDITS AND OTHER
    LIABILITIES................          2,082.0                   1,054.0               --            3,136.0
                                       ---------                 ---------         --------          ---------
TOTAL CAPITALIZATION AND
  LIABILITIES..................        $ 9,379.7                 $ 6,516.5         $3,004.1          $18,900.3
                                       ---------                 ---------         --------          ---------



   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Information.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 2000



(IN MILLIONS EXCEPT PER SHARE DATA)
                                     CAROLINA POWER & LIGHT     FLORIDA PROGRESS      PRO FORMA          PRO FORMA
                                        (AS REPORTED)(2)      (AS RECLASSIFIED)(2)   ADJUSTMENTS        COMBINED(1)
                                     ----------------------   --------------------   -----------        -----------
OPERATING REVENUES
  Electric.......................            $779.9                  $621.9             $   --           $1,401.8
  Natural gas....................              72.1                      --                 --               72.1
  Diversified businesses.........              25.1                   328.2                 --              353.3
                                             ------                  ------             ------           --------
      Total operating revenues...             877.1                   950.1                 --            1,827.2
                                             ------                                                      --------
OPERATING EXPENSES
  Fuel, operation and
    maintenance..................             358.6                   234.0                 --              592.6
  Purchased power and other......             112.9                   170.3                 --              283.2
  Gas purchased for resale.......              43.9                      --                 --               43.9
  Depreciation and amortization..             132.5                    85.7               18.4 (3c)         236.6
  Diversified businesses.........              44.1                   325.0                 --              369.1
                                             ------                  ------             ------           --------
      Total operating expenses...             692.0                   815.0               18.4            1,525.4
                                             ------                  ------             ------           --------
OPERATING INCOME.................             185.1                   135.1              (18.4)             301.8
OTHER INCOME (EXPENSE)...........               7.6                     1.3                 --                8.9
                                             ------                  ------             ------           --------
INCOME BEFORE INTEREST CHARGES AND
  INCOME TAXES...................             192.7                   136.4              (18.4)             310.7
DISTRIBUTIONS ON COMPANY-OBLIGATED
  MANDATORILY REDEEMABLE PREFERRED
  SECURITIES.....................                --                     5.3                 --                5.3
INTEREST CHARGES, NET............              50.5                    44.8               64.9 (5b)         160.2
                                             ------                  ------             ------           --------
INCOME BEFORE INCOME TAXES.......             142.2                    86.3              (83.3)             145.2
INCOME TAXES.....................              56.2                     9.4              (26.0)(7)           39.6
                                             ------                  ------             ------           --------
NET INCOME.......................              86.0                    76.9              (57.3)             105.6
PREFERRED STOCK DIVIDEND
  REQUIREMENTS...................               0.7                     0.4                 --                1.1
                                             ------                  ------             ------           --------
EARNINGS FOR COMMON STOCK........            $ 85.3                  $ 76.5             $(57.3)          $  104.5
                                             ======                  ======             ======           ========
AVERAGE COMMON SHARES OUTSTANDING
  Basic..........................             153.1                    98.5                                 203.2
  Diluted........................             153.4                    98.7                                 203.6
BASIC AND DILUTED EARNINGS PER
  COMMON SHARE...................            $ 0.56                  $ 0.78                              $   0.51
                                             ======                  ======                              ========


   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Information.

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999



(IN MILLIONS EXCEPT PER SHARE DATA)
                                     CAROLINA POWER & LIGHT     FLORIDA PROGRESS      PRO FORMA          PRO FORMA
                                        (AS REPORTED)(2)      (AS RECLASSIFIED)(2)   ADJUSTMENTS        COMBINED(1)
                                     ----------------------   --------------------   -----------        -----------
OPERATING REVENUES
  Electric.......................           $3,138.8                $2,632.6           $    --           $5,771.4
  Natural gas....................               98.9                      --                --               98.9
  Diversified businesses.........              119.9                 1,212.5                --            1,332.4
                                            --------                --------           -------           --------
      Total operating revenues...            3,357.6                 3,845.1                --            7,202.7
                                            --------                --------           -------           --------
OPERATING EXPENSES
  Fuel, operation and
    maintenance..................            1,263.7                 1,062.4                --            2,326.1
  Purchased power and other......              515.6                   698.4                --            1,214.0
  Gas purchased for resale.......               67.5                      --                --               67.5
  Depreciation and amortization..              495.7                   347.5              72.2 (3c)         915.4
  Diversified businesses.........              174.6                 1,161.9                --            1,336.5
                                            --------                --------           -------           --------
      Total operating expenses...            2,517.1                 3,270.2              72.2            5,859.5
                                            --------                --------           -------           --------
OPERATING INCOME.................              840.5                   574.9             (72.2)           1,343.2

OTHER INCOME (EXPENSE)...........              (20.4)                   18.7                --               (1.7)
                                            --------                --------           -------           --------
INCOME BEFORE INTEREST CHARGES AND
  INCOME TAXES...................              820.1                   593.6             (72.2)           1,341.5

DISTRIBUTIONS ON COMPANY-OBLIGATED
  MANDATORILY REDEEMABLE PREFERRED
  SECURITIES.....................                 --                    15.2                --               15.2

INTEREST CHARGES, NET............              179.4                   170.3             259.6 (5b)         609.3
                                            --------                --------           -------           --------

INCOME BEFORE INCOME TAXES.......              640.7                   408.1            (331.8)             717.0

INCOME TAXES.....................              258.4                    91.7            (103.8)(7)          246.3
                                            --------                --------           -------           --------
NET INCOME.......................              382.3                   316.4            (228.0)             470.7

PREFERRED STOCK DIVIDEND
  REQUIREMENTS...................                3.0                     1.5                --                4.5
                                            --------                --------           -------           --------
EARNINGS FOR COMMON STOCK........           $  379.3                $  314.9           $(228.0)          $  466.2
                                            ========                ========           =======           ========
AVERAGE COMMON SHARES OUTSTANDING
  Basic..........................              148.3                    98.1                                198.3
  Diluted........................              148.6                    98.3                                198.6
BASIC EARNINGS PER COMMON SHARE...          $   2.56                $   3.21                             $   2.35
                                            ========                ========                             ========
DILUTED EARNINGS PER COMMON
  SHARE..........................           $   2.55                $   3.21                             $   2.35
                                            ========                ========                             ========



   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Information.

          NOTES TO UNAUDITED COMBINED CONDENSED FINANCIAL INFORMATION

(1) THE SHARE EXCHANGE

    The share exchange will be accounted for under the purchase method of accounting for business combinations. The unaudited pro forma combined condensed financial information does not give effect to any restructuring costs, nor any potential cost savings or other benefits that could result from the share exchange. CP&L Energy is in the process of developing its plan to integrate the operations of Florida Progress. There were no material intercompany transactions between CP&L Energy, Carolina Power & Light and Florida Progress during the periods presented that require elimination.

(2) RECLASSIFICATIONS


    These columns represent historical results of operations and financial position of the respective companies, in condensed formats. Certain reclassifications have been made to Florida Progress' historical results to conform with Carolina Power & Light's presentation. Immaterial reclassifications were made to Florida Progress' income statement for the presentation of allowance for funds used during construction and for the presentation of preferred stock dividend requirements. On the balance sheet, Florida Progress' non-electric property, plant and equipment has been reclassified to "Deferred Debits and Other Assets".


(3) PURCHASE PRICE ALLOCATION

    The fair value of the consideration exchanged to acquire Florida Progress common stock will be determined at the closing date and will be allocated to the assets and liabilities of Florida Progress based on their estimated fair values. A preliminary allocation of the purchase price has been presented in the unaudited pro forma combined condensed financial information in which the fair value of the identifiable net tangible assets of Florida Progress is assumed to equal the net book value of such assets. The excess of consideration over the fair value of the identifiable net tangible assets has been preliminarily allocated to goodwill as follows (in millions):


Consideration exchanged for Florida Progress common stock
  (a).......................................................  $4,977.7
Plus: Estimated transaction costs (b).......................      17.4
                                                              --------
Total estimated purchase price..............................  $4,995.1
Less: Estimated fair value of Florida Progress' identifiable
  net assets on March 31, 2000..............................   1,820.7
                                                              --------
Total estimated goodwill....................................  $3,174.4
                                                              ========



    In addition, goodwill was decreased by Florida Progress' historical goodwill of $170.3 million, as required under the purchase accounting method.



    (a) The estimated consideration and purchase price allocation used for pro forma purposes are based on (1) 65% of the outstanding shares of Florida Progress common stock being exchanged for $54 per share in cash and
       (2) 35% of the outstanding shares of Florida Progress common stock being exchanged for CP&L Energy common stock, with 1.4543 shares of CP&L Energy common stock issued for each share of Florida Progress common stock. As discussed more fully in Note 6 below, the exchange ratio of 1.4543 corresponds to an average CP&L Energy share price of $30.209. The estimated consideration does not reflect the potential effects of the contingent value obligations, described elsewhere in the joint proxy statement/prospectus, due to the uncertainties about what amounts, if any, will be paid under the contingent value obligation agreement. It is not expected that the contingent value obligations will have readily available market prices. Therefore, when amounts to be paid are determined, a liability will be established with a corresponding increase in goodwill, and goodwill amortization will be increased prospectively.

    (b) Transaction costs primarily include investment banking fees and other professional fees.


    (c) A valuation of net assets has not been performed and, therefore, for pro forma purposes, the fair value of the identifiable net tangible assets of Florida Progress is assumed to equal the net book value of such assets. A pro forma adjustment has been made for the three months ended March 31, 2000 and the year ended December 31, 1999 to reflect estimated amortization expense on the goodwill resulting from the acquisition and to eliminate Florida Progress' historical amortization of goodwill. Goodwill is amortized over an estimated useful life of 40 years. If a portion of goodwill were assigned to net assets that have lives less than 40 years, or if the estimated life of goodwill were less than 40 years, pro forma goodwill amortization expense would increase, with a corresponding decrease in pro forma earnings per share.


(4) STOCK CONSIDERATION


    (a) In the share exchange, 65% of the outstanding shares of Florida Progress common stock will be exchanged for cash consideration of $54.00 per share. 35% of Florida Progress common stock will be converted into a number of shares of CP&L Energy common stock based on the exchange ratio to be determined in the manner described in Note 6 below. Based on the average closing price of Carolina Power & Light common stock on the New York Stock Exchange for the twenty trading day period ended on March 24, 2000, which was $30.209, CP&L Energy would issue approximately
       50.195 million shares in the transaction for 35% of Florida Progress common stock outstanding on March 31, 2000. The unaudited pro forma net earnings per share reflect the weighted-average number of shares of CP&L Energy common stock that would have been outstanding if the share exchange had occurred at the beginning of the periods presented, with conversion of each Florida Progress share not exchanged for cash into
       1.4543 shares of CP&L Energy common stock, as provided in the exchange agreement and discussed in Note 6 below.



    (b) Pro forma adjustments have been made as of March 31, 2000 to:
       (1) reflect the issuance of approximately 50.195 million shares of CP&L Energy common stock to be exchanged together with cash of approximately $3.461 billion for all of the outstanding shares of Florida Progress common stock (based on the number of shares of Florida Progress common stock outstanding on March 31, 2000) and (2) eliminate the shareholders' equity accounts of Florida Progress.


(5) CASH CONSIDERATION


    (a) A pro forma adjustment has been made to reflect the approximate
       $3.461 billion cash consideration that CP&L Energy will use to fund the purchase price of 65% of the Florida Progress common stock, assuming such cash consideration was funded through the issuance of long-term debt. The remaining exchange consideration was assumed to be comprised of CP&L Energy common stock.



    (b) A pro forma adjustment has been made to reflect increased interest expense resulting from the issuance of approximately $3.461 billion of long-term debt to fund part of the Florida Progress purchase price, as if such issuance had occurred on January 1, 1999 and assuming a weighted-average annual interest rate of 7.5%. That average interest rate reflects the best estimate available for the debt facilities expected to be issued in conjunction with the acquisition. If the average interest rate changed by 1/8%, pro forma net income would change by approximately $2.6 million on an annual basis.


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
(6) EXCHANGE RATIO


    As provided for in the exchange agreement, Florida Progress shareholders will be permitted to elect either CP&L Energy common stock or cash, with the total cash consideration fixed at 65% and the total stock consideration fixed at 35%. Shareholder elections will be prorated to the extent necessary to maintain this mix of consideration. Under the exchange agreement's collar mechanism, if CP&L Energy's average closing price per share for the twenty trading day period ending on the fifth trading day before the share exchange is either higher than $45.39 or lower than $37.13, the portion of the purchase price payable in CP&L Energy shares would be determined based upon a fixed exchange ratio calculated at such prices. Based upon the average closing price per share of Carolina
Power & Light common stock on the New York Stock Exchange for the twenty trading day period ended on March 24, 2000 (which is calculated as if the share exchange were on March 31, 2000) of $30.209, the fixed exchange ratio would be 1.4543 shares of CP&L Energy common stock for each share of Florida Progress common stock not exchanged for cash (which is the maximum exchange ratio), and CP&L Energy would issue approximately 50.195 million shares in this transaction based on the number of shares of Florida Progress common stock outstanding as of March 31, 2000. Any decrease in the exchange ratio will cause a corresponding increase in the pro forma earnings per share amounts. For example, the table below shows the pro forma combined earnings per share amounts that would result from the minimum exchange ratio.



                                                                                   THREE MONTHS
                                                                 YEAR ENDED            ENDED
                                                              DECEMBER 31, 1999   MARCH 31, 2000
                                                              -----------------   ---------------
Exchange ratio..............................................       1.1897             1.1897
                                                                   ------             ------
Basic and diluted earnings per share........................       $ 2.46             $ 0.54


(7) INCOME TAXES


    A pro forma adjustment has been made for the three months ended March 31, 2000 and the year ended December 31, 1999 to reflect the tax effect of the pro forma adjustments using Carolina Power & Light's statutory tax rate of approximately 40%. Goodwill created by the share exchange is nondeductible for tax purposes.


(8) CURRENT LIABILITIES


    A pro forma adjustment has been made for accounts payable associated with the transaction, such as investment banker fees, legal fees and other professional fees. A pro forma adjustment also has been made to other current liabilities for amounts due, under the long-term incentive plans maintained by Florida Progress and its subsidiaries and under the Florida Progress phantom stock plan for non-employee directors, upon a change in control of Florida Progress. No adjustments have been made for severance benefits that may be received by officers of Florida Progress in the event they are terminated following a change in control. The potential amount of these payments is described under "The Share Exchange--Interests of Florida Progress Directors and Officers in the Share Exchange."

                             ACQUISITION FINANCING


    CP&L Energy intends to finance the cash portion of the exchange consideration through external sources which may include commercial and investment banks, institutional lenders and the public securities markets. Approximately $5.0 billion will be paid to Florida Progress shareholders, consisting of approximately $3.5 billion in cash and the issuance of approximately $1.5 billion in CP&L Energy common stock (based on an assumed value of $30.209 per share, which was the applicable 20-day average closing price calculated as of March 24, 2000 and used in the pro forma information) as shown in the Unaudited Pro Forma Combined Condensed Financial Information. See "Risk Factors Relating to the Share Exchange--The combined company will experience increased leverage." CP&L Energy will also issue one contingent value obligation for each share of Florida Progress common stock. See "Risk Factors Associated with the EARTHCO Plants and Contingent Value Obligations," "The Share Exchange--The Contingent Value Obligations" and "Description of the Contingent Value Obligations."


                       INFORMATION ABOUT FLORIDA PROGRESS

FLORIDA PROGRESS

One Progress Plaza
St. Petersburg, Florida 33701
(727) 824-6400


    Florida Progress is a diversified electric utility holding company which was incorporated in Florida on January 21, 1982. Florida Progress is currently exempt from the registration requirement of the Public Utility Holding Company Act because its utility operations are predominantly intrastate. Florida Progress' revenues for the year ended December 31, 1999 were $3.8 billion and assets at year-end were $6.5 billion. It neither owns nor operates any physical properties. It operates through its subsidiaries in two principal business segments: utility and diversified operations.



    FLORIDA POWER CORPORATION. Florida Power, Florida Progress' largest subsidiary, is the utility segment of Florida Progress' business and encompasses all regulated public utility operations. Florida Power was incorporated in Florida in 1899, and is an operating public utility engaged in the generation, purchase, transmission, distribution and sale of electricity. Florida Power has a system generating capacity of 8,267 megawatts, including electricity generated at its one nuclear plant. Florida Power provided electric service during 1999 to an average of 1.4 million customers in central and north Florida. The service area covers approximately 20,000 square miles and includes the densely populated areas around Orlando, as well as the cities of St. Petersburg and Clearwater. As of December 31, 1999, Florida Power had 4,732 full-time employees, of which approximately 2,059 were represented by the International Brotherhood of Electrical Workers. In 1999, Florida Power accounted for 68% of Florida Progress' consolidated revenues, 77% of its assets and 84% of its net income.



    PROGRESS CAPITAL HOLDINGS, INC. Florida Progress' diversified operations are owned directly or indirectly through Progress Capital, a Florida corporation and wholly owned subsidiary of Florida Progress. Progress Capital holds the capital stock of, and provides funding for, Florida Progress' non-utility subsidiaries. Its primary subsidiary is Electric Fuels Corporation. As of December 31, 1999, Progress Capital and its subsidiaries had 4,597 full-time employees.



    ELECTRIC FUELS CORPORATION. Formed in 1976, Electric Fuels is an energy and transportation company with operations organized into three business units: energy and related services, rail services, and inland marine transportation. Electric Fuels' energy and related services business unit supplies coal to Florida Power's Crystal River Energy Complex and other utility and industrial customers. It also owns interests in entities which produce or will produce synthetic fuels, oil and gas leases, and a manufacturing facility utilizing fly ash at the Florida Power Energy Complex in Crystal River, Florida. Electric Fuels' inland marine transportation business unit is led by MEMCO Barge
Line, Inc., which
transports coal and dry-bulk cargoes primarily on the Mississippi and Ohio rivers. The rail services business unit is led by Progress Rail Services Corporation, one of the largest integrated processors and suppliers of railroad materials in the country. With operations in 21 states, Progress Rail offers a full range of railcar parts, maintenance of way equipment, rail and other track material, railcar repair facilities, railcar scrapping and metal recycling as well as railcar sales and leasing.


    Other subsidiaries of Florida Progress are involved in the wholesale telecommunications business and insurance businesses. Progress Telecommunications Corporation sells wholesale fiber-optic-based capacity service in Florida to long-distance carriers, internet service providers and other telecommunications companies, as well as large industrial, commercial and governmental entities. Mid-Continent Life Insurance Company is a life insurance company domiciled in the states of Oklahoma and Texas. Florida Progress has announced its intention to divest its interest in Mid-Continent Life Insurance Company.

    For more information about Florida Progress, reference is made to its periodic filings with the Securities and Exchange Commission, which are incorporated by referenced into this joint proxy statement/prospectus. See
"Where You Can Find More Information" on page   .

            INFORMATION ABOUT CP&L ENERGY AND CAROLINA POWER & LIGHT


    CP&L Energy, Inc., formerly known as CP&L Holdings, Inc., was incorporated in August 1999 under the laws of the State of North Carolina and became the
holding company for Carolina Power & Light on             , 2000. As a result of
the recent completion of the holding company restructuring, the holders of Carolina Power & Light common stock became the holders of the outstanding stock of CP&L Energy, through a one-for-one share exchange. Carolina Power & Light Company is an electric utility company. Carolina Power & Light's consolidated revenues for the year ended December 31, 1999 were $3.4 billion and consolidated assets at year-end were $9.5 billion. The principal executive offices of CP&L Energy and Carolina Power & Light are located at 411 Fayetteville Street, Raleigh, North Carolina 27601, telephone number (919) 546-6111.


UTILITY OPERATIONS--CAROLINA POWER & LIGHT


    Carolina Power & Light is engaged primarily in the generation, transmission, distribution and sale of electric energy in portions of North and South Carolina. It serves an area of approximately 34,000 square miles, with a population of approximately 4.2 million. As of December 31, 1999, it served approximately 1.2 million customers. During 1999, 34% of Carolina Power & Light's electric operating revenues were derived from residential sales, 22% from commercial sales, 22% from industrial sales, 13% from wholesale sales, and 9% from other sources.



    At December 31, 1999, Carolina Power & Light had a total system installed generating capacity of 10,128 megawatts, of which 53% was coal-fired, 31% nuclear, 2% hydro, and 14% other fuels. Carolina Power & Light also had approximately 5,585 pole miles of transmission lines, 44,294 pole miles of overhead distribution lines, and 13,842 miles of underground distribution lines.


    On July 15, 1999, Carolina Power & Light completed the acquisition of North Carolina Natural Gas Corporation, a Delaware corporation. North Carolina Natural Gas Corporation survived the merger as a wholly owned subsidiary of Carolina Power & Light.


    North Carolina Natural Gas Corporation provides natural gas, propane and related services to about 178,000 customers in 110 towns and cities and on four municipal gas distribution systems in south-central and eastern North Carolina. North Carolina Natural Gas Corporation's operating revenues were about
$232 million in the fiscal year that ended September 30, 1998.



    Interpath Communications, Inc., a wholly owned subsidiary of Carolina
Power & Light, is a telecommunications company primarily engaged in providing internet-based services. Interpath's services include consulting, design, implementation and support related to internet access, intranet development, electronic commerce, hosting and videoconferencing. On May 3, 2000, Carolina Power & Light signed a letter of intent with Bain Capital, Inc., a private equity fund, to form a new company. Under the agreement, Carolina Power & Light and Bain will each invest
$50 million of new equity, in addition to an investment by Carolina Power & Light of the Application Service Provider assets of Interpath. Upon completion of the transaction, Carolina Power & Light will own 35% and Bain will own 65% of the newly formed company. Closing of this transaction is expected to occur during the second quarter of 2000. Carolina Power & Light will retain the fiber optic network assets currently owned by Interpath as well as certain other assets of Interpath. The fiber optic network assets will be part of a capacity sharing and marketing agreement with Progress Telecom, a subsidiary of Florida Progress.


DIVERSIFIED OPERATIONS

    Strategic Resource Solutions Corp., a wholly owned subsidiary, specializes in facilities and energy management software, systems and services for educational, commercial, industrial and governmental markets nationwide.

    For more information about Carolina Power & Light and CP&L Energy, reference is made to its periodic filings with the Securities and Exchange Commission, which are incorporated by referenced into this joint proxy statement/prospectus.
See "Where You Can Find More Information" on page       .

RECENT HOLDING COMPANY RESTRUCTURING


    The Carolina Power & Light board of directors decided to reorganize with a holding company structure before agreeing to the share exchange with Florida Progress. This reorganization will offer certain advantages as Carolina Power & Light continues to confront the rapidly changing environment facing electric utilities. The holding company structure would allow greater organizational flexibility, including a clearer separation of regulated businesses from each other and from unregulated business such as energy services, telecommunications and electric generation projects for wholesale markets. The ability to conduct financing activities at the holding company level without the need for state regulatory approvals will enable Carolina Power & Light to satisfy financing needs more quickly and efficiently. Consequently, CP&L Energy was incorporated in August 1999 under the laws of the State of North Carolina as a subsidiary of Carolina Power & Light. On October 20, 1999, shareholders of Carolina Power & Light approved the formation of the holding company structure. Upon completion of the holding company restructuring, the holders of Carolina Power & Light common stock became the holders of the outstanding stock of CP&L Energy, through a one-for-one share exchange. Carolina Power & Light and CP&L Energy completed
the restructuring on       , 2000, following receipt of required regulatory
approvals.


    As a result of the recent completion of the holding company restructuring, CP&L Energy became a holding company, CP&L Energy owns all of the common stock of Carolina Power & Light, and the former holders of Carolina Power & Light common stock became the owners of all of the CP&L Energy common stock outstanding immediately after the holding company restructuring. CP&L Energy will operate its utility businesses through its subsidiaries and subsidiaries of Carolina Power & Light. CP&L Energy expects that some of Carolina Power & Light's subsidiaries may be moved up the corporate structure to become direct subsidiaries of CP&L Energy, and that future new entities or acquisitions may also become direct subsidiaries of CP&L Energy following completion of the holding company restructuring.

                    DESCRIPTION OF CP&L ENERGY CAPITAL STOCK


    This summary of the characteristics of CP&L Energy's capital stock below is qualified in all respect by reference to the CP&L Energy articles of incorporation and bylaws, each as amended, copies of which are on file with the Securities and Exchange Commission as ANNEXES B and C to the prospectus included in CP&L Energy's Registration Statement on Form S-4 (Registration
No. 333-86243). Reference is also made to the laws of the State of North
Carolina.


CP&L ENERGY'S CAPITALIZATION


    CP&L Energy's authorized equity capitalization consists of 500,000,000 shares of CP&L Energy common stock, no par value per share, and 20,000,000
shares of preferred stock, no par value per share. As of             , 2000,
            shares of CP&L Energy common stock and no shares of CP&L Energy preferred stock were issued and outstanding and we anticipate that approximately the same number of shares of CP&L Energy common stock will be issued and outstanding immediately before the consummation of the share exchange. No shares of CP&L Energy preferred stock will be outstanding as of the consummation of the share exchange.


CP&L ENERGY PREFERRED STOCK

    The CP&L Energy board of directors has the authority under a "blank check" provision in the CP&L Energy articles to issue, without any vote or action by the CP&L Energy shareholders, shares of CP&L Energy preferred stock in one or more series and to fix the designations, preferences, rights, qualifications, limitations and restrictions of the stock, including the dividend rights, conversion rights, terms of redemption--including sinking fund provisions--liquidation preferences and the number of shares constituting any series. The CP&L Energy board of directors may also fix the voting rights, if any, of a series, except that it does not have authority under the "blank check" provision to issue preferred stock with more than one vote per share.

    There are no shares of CP&L Energy preferred stock outstanding as of the date of this joint proxy statement/prospectus, and there are no existing agreements or understandings for the designation of any series of preferred stock or the issuance of preferred shares.

CP&L ENERGY COMMON STOCK

    This description of the CP&L Energy common stock assumes that no CP&L Energy preferred stock is issued and outstanding and that the CP&L Energy board of directors has not determined the rights and preferences of any shares of CP&L Energy preferred stock. The rights and preferences of the CP&L Energy common stock, as generally described below, may change in relation to any shares of CP&L Energy preferred stock that might be issued in the future.

    PAR VALUE. The CP&L Energy common stock does not have a stated par value. A designated par value is not required under North Carolina law and has no useful purpose under modern corporate practice.

    DIVIDEND RIGHTS. Subject to the prior rights, if any, of holders of CP&L Energy preferred stock, holders of CP&L Energy common stock are entitled to any dividends that might be declared by CP&L Energy's board of directors. CP&L Energy may purchase or otherwise acquire outstanding shares of CP&L Energy common stock out of funds or other property legally available for this purpose.

    VOTING RIGHTS AND CUMULATIVE VOTING. Each share of CP&L Energy common stock is entitled to one vote on all matters on which holders of common stock are entitled to vote. Holders of CP&L Energy common stock do not have cumulative voting rights for the election of directors. Consequently, the holders of more than 50% of the shares voting can elect all of CP&L Energy's directors, and in this event the holders of the remaining shares voting--less than 50%--would not have sufficient votes to elect any directors.

    PREEMPTIVE RIGHTS. The holders of CP&L Energy common stock have no preemptive rights to purchase additional shares of CP&L Energy common stock or other securities of CP&L Energy.

    CALLS AND ASSESSMENTS. The shares of CP&L Energy common stock to be issued in connection with the share exchange will be validly issued, fully-paid and non-assessable after completion of the exchange.

    REDEMPTION/CONVERSION. Shares of CP&L Energy common stock are not subject to any redemption provisions and are not convertible into any other securities or property.

TRANSFER AGENT AND REGISTRAR

    The transfer agent and registrar for the CP&L Energy common stock is Equiserve Trust Company, N.A.

              COMPARATIVE RIGHTS OF FLORIDA PROGRESS SHAREHOLDERS
                          AND CP&L ENERGY SHAREHOLDERS

    The rights of the Florida Progress shareholders are based on Florida law, the Florida Progress articles of incorporation, as restated and amended, and the Florida Progress bylaws, as amended. The rights of CP&L Energy shareholders are based on North Carolina law, the CP&L Energy articles of incorporation and the CP&L Energy bylaws. In the share exchange, Florida Progress shareholders may become holders of CP&L Energy common stock. The material differences between the rights of a Florida Progress shareholder under the Florida Progress articles, the Florida Progress bylaws and Florida law, on the one hand, and the rights of a holder of CP&L Energy common stock under the CP&L Energy articles of incorporation and the CP&L Energy bylaws, at the time of the completion of the Carolina Power & Light holding company restructuring, and North Carolina law, on the other hand, are summarized below. This summary does not purport to be a complete statement of all differences, and is qualified in its entirety by reference to the relevant provisions of the laws and the documents discussed below. Also, this summary does not reflect any rules of the New York Stock Exchange or Pacific Stock Exchange that may apply to CP&L Energy or Florida Progress in connection with the matters discussed.

AUTHORIZED CAPITAL

    CP&L ENERGY: CP&L Energy's authorized equity capitalization consists of 500,000,000 shares of CP&L Energy common stock, no par value per share, and 20,000,000 shares of preferred stock, no par value per share. Under the CP&L Energy articles, the CP&L Energy board of directors has the power to issue preferred stock and to designate its rights and preferences, which might be superior to the rights of the CP&L Energy common stock, except that preferred stock may not be issued with more than one vote per share. As of the date of this document, only shares of common stock are issued and outstanding.

    FLORIDA PROGRESS: Florida Progress' authorized equity capitalization consists of 250,000,000 shares of Florida Progress common stock, no par value per share, and 10,000,000 shares of preferred stock, no par value per share. The Florida Progress board of directors has the power to issue preferred stock with rights and preferences superior to those of the Florida Progress common stock, as provided in the Florida Progress articles. As of the date of this document, only shares of common stock are issued and outstanding.

SHAREHOLDER ACTION WITHOUT A MEETING

    CP&L ENERGY: North Carolina law provides that any action that is required or permitted under North Carolina law to be taken at a shareholders' meeting may be taken without a meeting, but only with the unanimous written consent of all shareholders entitled to vote on the action. If North Carolina law requires that notice of proposed action be given to nonvoting shareholders, the corporation must give its nonvoting shareholders a written notice at least 10 days before the action is to be taken by unanimous consent.

    FLORIDA PROGRESS: Under Florida law, unless a corporation's articles provide otherwise, any action required or permitted by law to be taken at any annual or special shareholders' meeting may be taken without a meeting, without prior notice and without a vote if approved by written consent of shareholders with not less than the minimum number of votes necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The Florida Progress articles do not provide otherwise. The Florida Progress bylaws provide that any action required or permitted by law, or by the Florida Progress articles or bylaws, to be taken at any annual or special shareholders' meeting may be taken without a meeting, without prior notice and without a vote if approved by written consent of shareholders with not less than the minimum number of votes necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The Florida Progress bylaws further provide that if any class of shares is entitled to vote as a class, a majority written consent of each class of shares entitled to vote as a class and of the total shares entitled to vote is required. Under Florida law and the Florida Progress bylaws, however, notice of any action so taken must be given within 10 days to those shareholders who have not consented in writing or who are not entitled to vote on the action.

SHAREHOLDER INSPECTION RIGHTS

    CP&L ENERGY: North Carolina law provides shareholder inspection rights substantially the same as those provided under Florida law. Under North Carolina law, however, shareholder inspection rights may be exercised only by a "qualified shareholder," meaning one who has been a shareholder for at least six months before making a demand to inspect corporate records or one who holds at least 5% of the corporation's outstanding shares of any class. Further, North Carolina law does not permit a shareholder of a public corporation to inspect or copy any accounting records of the corporation or any records of the corporation with respect to any matter which the corporation determines in good faith may, if disclosed, adversely affect the corporation in the conduct of its business or may constitute material nonpublic information at the time the shareholder's notice of demand to inspect and copy is received by the corporation.

    FLORIDA PROGRESS: Florida law provides shareholder inspection rights substantially the same as those provided under North Carolina law. Florida law, however, provides inspection rights to all shareholders while North Carolina law permits only "qualified shareholders," as described in the preceding paragraph, to exercise these rights. Further, unlike North Carolina law, Florida law does not impose special limitations on inspection rights of shareholders of public corporations. However, a corporation may deny any demand for inspection if the demand was made for an improper purpose, or if the demanding shareholder has within two years preceding the demand sold or offered for sale any shareholder lists, has aided or abetted any person in procuring any shareholder list for any such purpose, or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

REQUIRED SHAREHOLDER VOTES FOR EXTRAORDINARY TRANSACTIONS

    CP&L ENERGY: North Carolina law provides that mergers, share exchanges or sales of substantially all the assets of a corporation require the approval of at least a majority of the shares entitled to vote on the subject transaction, with some limited exceptions in the case of mergers and share exchanges. Further, North Carolina law provides that a corporation's articles, a bylaw adopted by its shareholders or an action of the board in submitting the proposed transaction may require a greater vote. CP&L Energy's governing documents do not require a greater vote. In the event CP&L Energy should issue preferred stock, however, some types of business combinations may require the approval of a majority of the outstanding shares of the CP&L Energy preferred stock, voting as a single voting group. Other transactions affecting rights of preferred stock might give rise to voting rights requiring approval by this class.

    FLORIDA PROGRESS: Florida law requires that mergers, share exchanges or sales of substantially all the assets of a corporation be approved by a vote of the holders of a majority of all outstanding shares entitled to vote on the transaction, with some limited exceptions in the case of mergers and share exchanges. See "--Anti-Takeover Laws and Provisions--Florida Progress--Affiliated Transactions" below. Additionally, under Florida law a corporation may provide for a greater vote, but only in its articles or an action of the board in submitting the proposed transaction. The Florida Progress articles require a vote of at least 75% of the voting power of outstanding shares of capital stock of Florida Progress entitled to vote in the election of directors for approval of various types of business combinations with an interested shareholder, including mergers, asset sales, security issuances, recapitalizations and liquidations. As defined in the Florida Progress articles, an "interested shareholder" generally means any person who is the beneficial owner of more than 10% of the outstanding voting stock of Florida Progress. The special voting requirement does not apply if the business combination has been approved by a majority of the disinterested directors of Florida Progress, or if the fair price and other procedural requirements stated in the Florida Progress articles are satisfied. According to the Florida Progress articles, a "disinterested director" is a director of Florida Progress who is not affiliated with an interested shareholder and who was a member of the Florida Progress board of directors before the time the interested shareholder became one, and any successor to a continuing director who is not affiliated with the interested shareholder and who was recommended or elected to succeed a disinterested director by a majority of the disinterested directors then on the Florida Progress board of directors. Because CP&L Energy is not an "interested shareholder," this 75% shareholder approval requirement is inapplicable to the share exchange.

ANTI-TAKEOVER LAWS AND PROVISIONS

    CP&L ENERGY: North Carolina has two principal anti-takeover statutes, although a corporation may elect not to be subject to them. The statutes are the Shareholder Protection Act and the Control Share Acquisition Act, Articles 9 and 9A, respectively, of the North Carolina Business Corporation Act. CP&L Energy has "opted out" of both acts.

    CP&L Energy's election to opt out of the Shareholder Protection Act means that CP&L Energy will not have the statute's potential benefit of deterring some types of hostile acquisition transactions. The opt-out election does, however, give the CP&L Energy board of directors and CP&L Energy shareholders the ability to approve desirable business combination transactions that they might otherwise be unable to approve because the Shareholder Protection Act requires a 95% vote for approval of a "business combination," as defined in the act, with any holder of more than 20% of CP&L Energy's stock, if the act's "fair price" criteria are not met.

    As a result of CP&L Energy's election to opt out of the Control Share Acquisition Act, a purchaser of CP&L Energy common stock in a "control share acquisition," as defined in the act, would have full voting rights without the need to seek these rights from disinterested shareholders, and, therefore, would not have the right to cause a special meeting of shareholders to be convened for the purpose of seeking voting rights. The ability to require such a meeting can be useful to a potential acquiror because, in addition to seeking voting rights, the potential acquiror can submit other proposals at the special meeting, such as the election or removal of directors or an amendment to the articles or bylaws.

    FLORIDA PROGRESS: Florida also has two anti-takeover statutes, dealing with affiliated transactions and control-share acquisitions.

    AFFILIATED TRANSACTIONS. Florida law provides that the approval of the holders of two-thirds of the voting shares of a corporation, other than the shares owned by an "interested shareholder"--generally, any person who is the beneficial owner of more than 10% of the outstanding voting stock of the corporation--is required in order to effectuate an affiliated transaction. An "affiliated transaction" is a transaction that involves the corporation and an interested shareholder or an affiliate of an interested shareholder, including, among others, a merger, a sale of assets, a sale of shares, a liquidation, or a reclassification of securities and loans. The special voting requirement does not apply in any of the following six circumstances:

    - the affiliated transaction is approved by a majority of the corporation's disinterested directors;

    - the corporation has not had more than 300 shareholders of record at any time during the three years preceding the date of the announcement of the proposed "affiliated transaction;"

    - the interested shareholder has beneficially owned at least 80% of the corporation's voting shares for five years preceding the date of the announcement of the proposed "affiliated transaction;"

    - the interested shareholder beneficially owns at least 90% of the corporation's voting shares, exclusive of shares acquired directly from the corporation in a transaction not approved by a majority of the disinterested directors;

    - the corporation is an investment company registered under the Investment Company Act of 1940; or

    - all of the following conditions are met:

       - the cash and fair market value of other consideration to be paid per share to all holders of the voting shares are at least equal to the highest per share price calculated according to the various methods permitted under Florida law,

       - the consideration to be paid in the affiliated transaction is in cash or in the same form as previously paid by the interested shareholder, and

       - during the portion of the three years preceding the date of the announcement of the proposed "affiliated transaction" that the interested shareholder has been an interested shareholder, except as approved by a majority of the disinterested directors, there shall have been

           - no failure to declare and pay at the regular payment date any full periodic dividends, whether or not cumulative, on any outstanding shares of the corporation,

           - no reduction in the annual rate of dividends paid, except to reflect any subdivision of a class or series,

           - an increase in the annual dividend rate to reflect any reclassification with the effect of reducing the number of outstanding shares,

           - no increase in the voting shares owned by the interested shareholder, except as part of the transaction in which the shareholder becomes an interested shareholder, and

           - no benefit to the interested shareholder from loans, guarantees or other financial assistance or tax advantages provided by the corporation; or

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       - a proxy or information statement describing the affiliated transaction has been mailed to holders of voting shares of the corporation at least 25 days before the consummation of the affiliated transaction, except as otherwise approved by a majority of the disinterested directors.

A corporation may "opt out" of these provisions by electing to do so in its articles of incorporation or bylaws. Florida Progress has not elected to "opt out." CP&L Energy, however, is not an "interested shareholder;" thus, these provisions do not apply to the share exchange.

    CONTROL-SHARE ACQUISITIONS. Florida law also provides that the voting rights to be accorded control shares, as defined below, of a Florida corporation that has

    - 100 or more shareholders,

    - its principal place of business, its principal office, or substantial assets in Florida, and

    - either more than 10% of its shareholders residing in Florida, more than 10% of its shares owned by Florida residents, or 1,000 shareholders residing in Florida,

must be approved by a majority of each class of voting securities of the corporation, excluding those shares held by interested persons, before the control shares will be granted any voting rights. "Control shares" are defined under Florida law to be shares acquired by a person, either directly or indirectly, that when added to all other shares of the issuing corporation owned by that person, would entitle that person to exercise, either directly or indirectly, voting power within any of the following ranges:

    - 20% or more but less than 33% of all voting power of the corporation's voting securities;

    - 33% or more but less than a majority of all voting power of the corporation's voting securities; or

    - a majority or more of all of the voting power of the corporation's voting securities.

    The person acquiring shares in a control share acquisition may request a special meeting to be held to consider the voting rights to be accorded these shares. If no request is made, the voting rights will be considered at the next special or annual meeting.

    These provisions do not apply to shares acquired under, among other things, an agreement or plan of merger or share exchange effected in compliance with the relevant provisions of Florida law and to which the corporation is a party, or an acquisition of shares previously approved by the board of directors of the corporation. In addition, unless otherwise provided in a corporation's articles of incorporation or bylaws, in the event control shares acquired in a control-share acquisition are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of all voting power, all shareholders of the issuing public corporation shall have dissenters' rights.

    A corporation may "opt out" of these provisions by electing to do so in its articles of incorporation or bylaws. Florida Progress has not elected to "opt out." Because CP&L Energy will acquire Florida Progress shares under a plan of share exchange effected in compliance with relevant provisions of Florida law, the control-share acquisitions provisions of Florida law summarized above will not apply to the share exchange.

SHAREHOLDER RIGHTS PLANS

    CP&L ENERGY: CP&L Energy does not currently have a shareholder rights plan, commonly known as a "poison pill" plan.

    FLORIDA PROGRESS: Under the Shareholder Rights Plan, dated November 21, 1991, between Florida Progress and Manufacturer's Hanover Trust Company, as amended, each share of Florida Progress

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common stock has associated with it approximately two-thirds of one right to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock, subject to adjustment, which is exercisable in the event of various types of business combinations described in the Shareholder Rights Plan. If exercised, the rights would cause substantial dilution of ownership, thus adversely affecting any attempt to acquire Florida Progress on terms not approved by the Florida Progress board of directors. The rights themselves have no voting or dividend rights. In connection with the share exchange, Florida Progress executed a Second Amendment to Shareholder Rights Agreement, dated August 22, 1999, between Florida Progress and BankBoston, N.A. The Second Amendment provides, among other things, the following:

    - neither Carolina Power & Light nor CP&L Energy will become an "Acquiring Person," as defined in the Shareholder Rights Agreement, as a result of its execution of the share exchange agreement or the consummation of the share exchange;

    - the rights provided by the Shareholder Rights Agreement will expire immediately before the effective time of the share exchange; and

    - the share exchange will not cause the occurrence of a "Triggering Event," as defined in the Shareholder Rights Agreement.

LOANS TO DIRECTORS

    CP&L ENERGY: North Carolina law prohibits loans to directors or the guaranteeing of their obligations by a North Carolina corporation unless:

    - a majority of disinterested shareholders approve the loan or guarantee, or

    - the corporation's board of directors determines that the loan or guarantee benefits the corporation and either approves the specific loan or guarantee or a general plan of loans and guarantees by the corporation.

    FLORIDA PROGRESS: Florida law permits a corporation to make a loan to, guarantee an obligation of or otherwise assist a director if, in the judgment of the board of directors, the action may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured or secured as the board approves, including by a pledge of shares of stock of the corporation.

DISSENTERS' RIGHTS

    CP&L ENERGY:  North Carolina law generally provides dissenters' rights for

    - mergers and share exchanges under which the corporation's shares will be acquired that require shareholder approval,

    - sales of all or substantially all of a corporation's assets, other than those in the ordinary course of business, liquidations and court-ordered sales,

    - amendments to the articles that materially and adversely affect rights in respect of dissenters' shares, and

    - any corporate action taken in connection with a shareholder vote to the extent the articles, bylaws or a resolution of the board entitles shareholders to dissent and obtain payment for their shares.

    No appraisal rights are available in connection with a plan of merger, share exchange or sale or exchange of property to holders of shares of any class or series that is listed on a national securities exchange, or held of record by more than 2,000 shareholders unless the articles of incorporation of the

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corporation provide otherwise or in the case of a plan of merger or share exchange, the holders are required to accept anything other than cash and/or shares that are similarly listed or held.

    The CP&L Energy articles have no provisions regarding appraisal rights.

    FLORIDA PROGRESS: Under Florida law, appraisal rights are available in connection with

    - the consummation of a plan of merger or share exchange under which the corporation's shares will be acquired that requires a shareholder vote,

    - a sale or exchange of all, or substantially all, of the assets of a corporation upon which shareholders are entitled to vote,

    - a control-share acquisition, as described in "--Anti-Takeover Laws and
      Provisions" on page   ,

    - an amendment to the articles of incorporation if the shareholder is entitled to vote on the amendment and if the amendment may adversely affect the rights or preferences of the shareholder, and

    - any corporate action, to the extent the articles provided that a shareholder is entitled to dissent and obtain payment for his shares.

    Unless otherwise provided in the articles of incorporation, no appraisal rights are available in connection with a plan of merger, share exchange or a proposed sale or exchange of property to holders of shares of any class or series that is

    - listed on a national securities exchange,

    - designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or

    - held of record by not fewer than 2,000 shareholders.

    The Florida Progress articles have no provisions regarding appraisal rights.

SIZE, CLASSIFICATION AND TERMS OF BOARD OF DIRECTORS

    CP&L ENERGY: North Carolina law permits a North Carolina corporation, through its articles or bylaws, to establish a variable range in its articles of incorporation or bylaws for the size of its board of directors by fixing a minimum and maximum number of directors. If the corporation establishes a variable range, the number of directors may be fixed or changed from time to time, within the minimum and maximum, by the shareholders or, unless the articles provide otherwise, by the board of directors.


    The CP&L Energy articles provide that the number of directors constituting the CP&L Energy board of directors shall be as specified in the CP&L Energy bylaws, provided that in no event shall the number be less than 9 or more than
15. The bylaws provide that the number of directors shall not be less than 11 or more than 15 and that the board shall determine the authorized number by majority vote at any regular or special meeting. The bylaws further require that the number of directors may not be reduced to a number less than the number of directors then in office unless the reduction becomes effective only at and after the next meeting of shareholders for the election of directors. Under the terms of the exchange agreement, upon consummation of the share exchange, CP&L Energy will have a 14-member board, to which Florida Progress may appoint 4 directors, subject to approval by CP&L Energy. The CP&L Energy bylaws provide that the board shall be divided into three classes, each as nearly as possible equal in number to the others, with the classes being elected for staggered 3-year terms. Directors of CP&L Energy who are full-time employees of CP&L Energy must retire from the board at age 65, except for the Chairman of the Board. Directors who are not full-time employees of CP&L Energy must retire at age 71.


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    FLORIDA PROGRESS:  Unlike North Carolina law, Florida law does not provide for a Florida corporation to establish a variable range for the size of its board of directors. According to the Florida Progress articles, the number of directors constituting the Florida Progress board of directors is to be fixed by amendment to the bylaws, but must be at least three. Currently, Florida Progress has a 9-member board divided into three classes, each consisting of three directors, with the classes being elected for staggered 3-year terms.

DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION

    CP&L ENERGY: Under North Carolina law, a director's personal liability for any monetary damages for breach of duty may be limited or eliminated by the articles of incorporation, except that the articles may not limit or eliminate liability in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation for

    - acts or omissions that the director at the time of the breach knew or believed were clearly in conflict with the best interests of the corporation,

    - unlawful distributions, or

    - any transaction from which the director derived an improper personal benefit.

    The CP&L Energy articles contain a provision immunizing a director from personal liability for breach of duty as a director to the fullest extent allowed by North Carolina law. The CP&L Energy bylaws also provide directors and officers with a right to be indemnified by the corporation against loss and expenses of defense in actions asserting liability based on their status as directors or officers. The scope of indemnity granted to the directors of CP&L Energy is as broad as permitted by North Carolina law. The CP&L Energy bylaws also include specific indemnity provisions relating to conduct by officers or directors with respect to orders issued under laws applicable to public utility companies and public utility holding companies.

    FLORIDA PROGRESS: Florida law generally provides that a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act regarding corporate management or policy, unless the director breached or failed to perform his duties as a director and the director's breach of or failure to perform those duties constitutes:

    - a violation of the criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

    - a transaction from which the director derived an improper personal benefit, either directly or indirectly;

    - an unlawful distribution;

    - conscious disregard for the best interest of the corporation, or willful misconduct; or

    - recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

    Florida law and the Florida Progress bylaws provide that in discharging their duties, directors may consider factors they deem relevant, including the following, which have no counterparts in North Carolina law or in the CP&L Energy governance documents:

    - the long-term prospects and interests of the corporation and its shareholders; and

    - the social, economic, legal or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

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    The scope of indemnity granted to the directors of Florida Progress is as broad as permitted by Florida law.

ELECTION OF DIRECTORS

    CP&L ENERGY: North Carolina law states that unless the articles of incorporation or a valid shareholders' agreement provide otherwise, directors are elected by a plurality of votes cast by shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide. The CP&L Energy articles do not allow for cumulative voting.

    FLORIDA PROGRESS: Florida law states that unless the articles of incorporation provide otherwise, directors are elected by a plurality of votes cast by shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide. The Florida Progress articles do not allow for cumulative voting.

REMOVAL OF DIRECTORS

    CP&L ENERGY: North Carolina law provides that, in the absence of cumulative voting, a director may be removed with or without cause, unless the corporation's articles permit removal only for cause, by the affirmative vote of the holders of a majority of votes cast for this purpose. Additionally, unless the corporation's articles or bylaws provide otherwise, the entire board of directors may be removed with or without cause by the holders of a majority of the shares entitled to elect the directors. With regard to both the removal of a director and the removal of the whole board, the notice of the meeting at which the vote is to be taken must state that director removal is the purpose or one of the purposes of the meeting. The CP&L Energy articles qualify these provisions of North Carolina law only by making the removal process subject to the rights of the holders of any preferred stock then outstanding.

    In addition, North Carolina law provides that an appropriate court can remove a director upon petition of the holders of at least 10% of the outstanding shares of any class of stock of a corporation upon a finding by the court that

    - the director engaged in fraudulent or dishonest conduct, or gross abuse of authority or discretion, with respect to the corporation, or

    - removal is in the best interest of the corporation.

    FLORIDA PROGRESS: Florida law provides that shareholders may remove a director with or without cause, at a meeting called for that purpose, unless the articles of incorporation provide that any director or the entire board of directors may be removed only for cause, by the affirmative vote of the holders of a majority of votes cast for this purpose. The Florida Progress articles provide that a director may be removed only for cause. The Florida Progress bylaws provide that a director may be removed for cause only at a meeting of shareholders called for that purpose and if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director. Further, the Florida Progress bylaws and Florida law provide that if a director is elected by a voting group or class of shares under the articles, only the shareholders of that voting group or class may participate in the vote to remove the director.

DIVIDEND AND DISTRIBUTION RIGHTS

    With regard to dividends and distributions, the rights of holders of Florida Progress common stock under Florida law are the same as those of holders of CP&L Energy common stock under North Carolina law, except that

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    - the rights of holders of Florida Progress common stock are subject to the preferences, if any, of Florida Progress preferred stock subsequently designated by the Florida Progress board of directors, and

    - the rights of holders of CP&L Energy common stock are subject to the preferences, if any, of CP&L Energy preferred stock subsequently designated by the CP&L Energy board of directors.

SPECIAL SHAREHOLDER MEETINGS

    CP&L ENERGY: North Carolina law provides that a corporation shall hold a special meeting of shareholders on call of its board of directors or the other person or persons authorized to do so by the articles or bylaws. Further, under North Carolina law, shareholders of a public corporation do not have the right to call a special meeting of shareholders unless provided in the articles or bylaws of the public corporation. The CP&L Energy bylaws provide that a special meeting of CP&L Energy shareholders may be called only by a majority of the board of directors or of the executive committee of the board, the Chairman of the Board, or the President of CP&L Energy.

    FLORIDA PROGRESS: Under Florida law, special shareholder meetings of a corporation may be called by its board of directors, by any person or persons authorized to do so by its articles or bylaws and by holders of not less than 10% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting, unless a greater percentage not to exceed 50% is required by the articles. The Florida Progress bylaws provide that a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President of Florida Progress, or by the holders of not less than 10% of the shares entitled to vote on any proposal to be submitted at the meeting upon delivery to the corporation of one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

SHAREHOLDER PROPOSAL AND NOMINATION PROCEDURES

    CP&L ENERGY: The CP&L Energy bylaws provide that a shareholder may propose business for consideration, or nominate candidates for director for election, only at an annual meeting upon written notice from the shareholder received not later than the sixtieth day before the first anniversary of the immediately preceding year's annual meeting.

    FLORIDA PROGRESS: The Florida Progress bylaws provide that a shareholder may propose business for consideration, or nominate candidates for director for election, at an annual meeting, or, in the case of election of directors, at any special meeting called for that purpose. Written notice from the shareholder must be received

    - in the case of an annual meeting, not less than 90 days nor more than 120 days before the date of the annual meeting, provided, however, if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, a shareholder's notice must be received not later than the 10th day following the day the notice was mailed or publicly disclosed, whichever occurs earlier, or

    - in the case of a special meeting called to elect directors, not later than the close of business on the tenth day following the day on which the notice of the date of the special meeting was mailed or publicly disclosed, whichever occurs earlier.

AMENDMENT OF ARTICLES

    CP&L ENERGY: North Carolina law provides that a corporation's board of directors may adopt several minor amendments to a corporation's articles of incorporation without a shareholder vote. Other proposed amendments to the articles must be submitted to the shareholders by the board of directors. Unless a greater vote is required by the North Carolina Business Corporation Act, the

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articles, a shareholder-adopted bylaw or an action of the board in proposing the amendment, an amendment requiring shareholder action must be approved by

    - a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights, and

    - for shares entitled to vote as a separate voting group, a majority of those shares, provided that a quorum of the voting group is present.

    The CP&L Energy articles require a majority of the votes entitled to be cast by each voting group to approve an amendment, unless the CP&L Energy board of directors, in submitting to the shareholders the board's recommendation for amendments to the CP&L Energy articles, requires a higher vote to pass the amendment than the vote otherwise required by law or by the CP&L Energy articles generally.

    FLORIDA PROGRESS: Florida law provides that a corporation's board of directors may adopt several minor amendments to a corporation's articles of incorporation without a shareholder vote. Other proposed amendments to the articles must be submitted to the shareholders by the board of directors. Unless a greater vote is required by the Florida Business Corporation Act, the articles, a shareholder-adopted bylaw or an action of the board in proposing the amendment, an amendment requiring shareholder action must be approved by

    - a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights, and

    - for shares entitles to vote as a separate voting group, shares of a majority of those votes cast provided that a quorum of the voting group is present.

    Florida law permits the articles of incorporation or the board of directors to require a greater percentage of affirmative votes for any amendment. The Florida Progress articles provide that Florida Progress may amend, alter, change or repeal provisions of the Florida Progress articles in the manner provided by law, with the following exceptions:

    - the affirmative vote of holders of at least two-thirds of the outstanding voting stock of the corporation is required to amend or repeal or to adopt any provision inconsistent with provisions of the articles dealing with

       - amendment of the articles;

       - number, election, terms and removal of directors, and filling vacancies on the board; and

       - amendment of the bylaws; and

    - the affirmative vote of 75% of the votes of outstanding voting stock voting together as a single class is required

       - to amend, modify or repeal, or to adopt any provision to the articles or bylaws inconsistent with, the provisions of the articles dealing with business combinations; or

       - to approve fixing by the board of any right or preference of any series of preferred stock that is inconsistent with the provision of the articles dealing with business combinations.

See "--Required Shareholder Votes for Extraordinary Transactions" on page   .

AMENDMENT OF BYLAWS

    CP&L ENERGY: The CP&L Energy board of directors generally may adopt, amend or repeal bylaws. An amendment to the CP&L Energy bylaws generally requires the approval of a majority of the

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directors then holding office. Under North Carolina law, shareholder approval is necessary for any bylaw that:

    - creates staggered terms for directors;

    - increases or decreases the number of directors, except when directors are specifically authorized to take that action;

    - varies the quorum requirement for shareholder action;

    - provides for a quorum for director action below a majority;

    - provides for shareholder action by single or multiple voting groups;

    - creates a voting requirement for shareholder action that is greater than a statutory requirement for that action;

    - affects directors' powers to alter bylaws;

    - limits the authority of directors to transfer corporate assets in the ordinary course of business; or

    - pertains to voting requirements under the North Carolina Control Share Acquisition Act.

    The CP&L Energy bylaws also may be adopted, amended or repealed by vote of the holders of a majority of the issued and outstanding CP&L Energy shares that are entitled to vote on the bylaw proposal, voting together as a single voting group. Any bylaw adopted, amended or repealed by the CP&L Energy shareholders may not be readopted, amended or repealed by the CP&L Energy board of directors unless the CP&L Energy articles or a CP&L Energy bylaw adopted by the CP&L Energy shareholders authorizes the CP&L Energy board of directors to do so.

    FLORIDA PROGRESS: Florida law provides that the directors may amend or repeal the corporation's bylaws unless

    - the corporation's articles or the Florida Business Corporation Act reserves the power to amend the bylaws generally or a particular bylaw provision exclusively to the shareholders, or

    - the shareholders, in amending or repealing the bylaws generally or a particular bylaw provision, provide expressly that the board may not amend or repeal the bylaws or that bylaw provision.

    Further, a corporation's shareholders may amend or repeal the corporation's bylaws even though the bylaws may also be amended or repealed by its board of directors

    Contrary to North Carolina law, Florida law does not require shareholder approval of a bylaw that increases or decreases the number of directors. Rather, Florida law requires simply that such a bylaw be approved in the manner provided in the articles or the bylaws of the corporation.

    Under Florida law, if authorized by the corporation's articles, the shareholders may adopt or amend a bylaw that fixes a greater quorum or voting requirement for shareholders, or voting groups of shareholders, than is statutorily required. The adoption or amendment of a bylaw that adds, changes or deletes a greater quorum or voting requirement for shareholders must meet the same voting and quorum requirements required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater. A bylaw that fixes a greater quorum or voting requirement for shareholders may not be adopted, amended or repealed by the board. A bylaw adopted originally by the shareholders that fixes a greater quorum requirement for the board of directors may be amended or repealed only by the shareholders; moreover, such a bylaw adopted originally by the board may be amended or repealed by either the shareholders or the board. A bylaw adopted or amended by the shareholders that fixes a greater quorum or voting requirement for the board may provide that it may be amended or repealed only by a specified vote of either the shareholders or the board. If the board adopts or amends a bylaw that changes the quorum or voting requirements for the board, that bylaw must meet the same quorum and voting requirements as must

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be met to take action under the quorum and voting requirements then in effect or proposed, whichever is greater.

    The Florida Progress articles provide that the board of directors, by two-thirds vote of its members, or the shareholders, by two-thirds vote of holders of outstanding voting stock, may adopt, alter amend or repeal any or all of the Florida Progress bylaws. Despite this provision, however, the affirmative vote of 75% of the votes of outstanding voting stock is required to amend, modify, repeal, or adopt any bylaw inconsistent with the provisions of the Florida Progress articles dealing with business combinations. See "--Required
Shareholder Votes for Extraordinary Transactions" on page   , and "--Amendment
of Articles" on page   .

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                DESCRIPTION OF THE CONTINGENT VALUE OBLIGATIONS

SUMMARY


    We have summarized below the material provisions of the contingent value obligations. The contingent value obligations will be issued under a contingent value obligation agreement between CP&L Energy and The Chase Manhattan Bank, as trustee, which is qualified under the Trust Indenture Act and is filed as an exhibit to the registration statement on Form S-4 of which this joint proxy statement/prospectus is a part. The terms of the contingent value obligations include those stated in the contingent value obligation agreement and those made part of the contingent value obligation agreement by reference to the Trust Indenture Act of 1939. The definitions of capitalized terms used in the following summary are stated below under the caption "Certain Definitions Related to the Contingent Value Obligation Certificate" beginning on page
      . The form of contingent value obligation agreement is attached as ANNEX D to this joint proxy statement/prospectus and the form of contingent value obligation certificate is attached as Appendix A to the contingent value obligation agreement. This form of certificate and the contingent value obligation agreement will be the legal documents that govern the contingent value obligations. We encourage you to read these documents carefully.



OVERVIEW OF CONTINGENT VALUE OBLIGATIONS



    Immediately before the effective time of the share exchange, CP&L Energy and the trustee will enter into the contingent value obligation agreement substantially in the form attached as ANNEX D to this joint proxy statement/prospectus with such changes as are agreed to by CP&L Energy, Florida Progress and the trustee. The contingent value obligations will be issued under the contingent value obligation agreement.



    Each contingent value obligation will represent the right to receive contingent payments based on the net after-tax cash flow to CP&L Energy generated by the EARTHCO plants. Qualifying synthetic fuel plants entitle their owners to federal income tax credits based on the barrel of oil equivalent of the synthetic fuel produced and sold by the plants. These plants produce synthetic fuel by mixing coal feedstock with a complex petroleum hydrocarbon-based binder and processing that mixture. This process significantly changes the chemical composition of the coal and results in a solid synthetic fuel. Florida Progress currently has interests in synthetic fuel plants other than the EARTHCO plants.



    In the aggregate, holders of contingent value obligations will be entitled to payments equal to 50% of any net after-tax cash flow generated by the EARTHCO plants in excess of $80 million per year for each of the years 2001 through 2007. For purposes of calculating payments, net after-tax cash flow includes the taxable income or loss for the EARTHCO plants, adjusted for depreciation and other non-cash items, plus income tax savings realized, and minus income taxes incurred. The total amount of net after-tax cash flow for any year will depend upon the final determination of the income tax savings realized and income taxes incurred after completion of income tax audits of CP&L Energy and its affiliates which own the EARTHCO plants. By March 15 of each year from 2002 through 2008, CP&L Energy will estimate the total net after-tax cash flow attributable to the EARTHCO plants for the prior year and will deposit with the trustee an amount equal to 50% of the excess of that amount over $80 million. After CP&L Energy files the tax returns for the prior year, CP&L Energy and the trustee will adjust, up or down, the amount on deposit with the trustee. CP&L Energy and the trustee will make final adjustments to the deposit with the trustee for each year after final resolution of all tax audit matters for that year. Holders of contingent value obligations may receive an interim payment for a year after the Internal Revenue Service has issued a final report relating to CP&L Energy's tax return for that year and no issues relating to the EARTHCO plants remain outstanding, even though other issues affecting CP&L Energy's tax liability for the year remain outstanding. Once there is a final


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resolution of CP&L Energy's tax liability for a year, holders of contingent value obligations will be entitled to receive any additional amounts caused by the final resolution of CP&L's tax liability.



    CP&L Energy might not be able to use all synthetic fuel tax credits from the EARTHCO plants during 2001 through 2007, and, consequently, may carry forward unused tax credits to a later year. For each year after 2007 in which there may be carryforward credits, CP&L Energy will estimate the amount of carryforward credits for that year by March 15 of the following year and will deposit with the trustee an amount equal to 50% of those carryforward credits minus any amount by which the net after-tax cash flow for the prior year in which the carryforward credits were earned is less than $80 million. After CP&L Energy files its tax returns for the year the carryforward credits are used, CP&L Energy and the trustee will adjust, up or down, the amount relating to carryforward credits on deposit with the trustee. CP&L Energy and the trustee will make final adjustments to the deposit with the trustee for each year after final resolution of all tax audit matters for that year. Holders of contingent value obligations may receive an interim payment for a year after the IRS has issued a final report relating to CP&L Energy's tax return for that year and no issues relating to the EARTHCO plants remain outstanding, even though other issues affecting CP&L Energy's tax liability for the year remain outstanding. Once there is final resolution of CP&L Energy's tax liability for a year, holders of contingent value obligations will be entitled to receive any additional amounts caused by the final resolution of CP&L's tax liability.



    If there is a sale or other disposition of any interest in an EARTHCO plant before 2008, an amount equal to a portion of the disposition proceeds may be paid to the holders of contingent value obligations. For any disposition before March 16, 2002, holders of the contingent value obligations will be entitled to an amount equal to 25% of net after-tax disposition proceeds. For any disposition after March 15, 2002, holders of the contingent value obligations will be entitled to an amount equal to a percentage of net after-tax disposition proceeds. That percentage will be the ratio of the net after-tax cash flow of the EARTHCO plants potentially allocable to the contingent value obligations for all prior years to the total net after-tax cash flow of the EARTHCO plants for the prior years. After CP&L Energy receives proceeds from a disposition, CP&L Energy will deposit with the trustee an amount equal to any portion of the disposition proceeds potentially allocable to the contingent value obligations. The trustee is to make an interim payment to the holders of the contingent value obligations as soon as practicable after the trustee receives the deposit. The trustee will exclude from any interim payment an amount necessary to satisfy an allocable portion of CP&L Energy's indemnity obligations relating to the disposition. After CP&L Energy has satisfied all indemnity obligations or those indemnity obligations terminate, CP&L Energy and the trustee will adjust, up or down, the amount on deposit with the trustee. Holders of contingent value obligations are to receive any amount of the deposit remaining after final adjustment.



    At the time holders of contingent value obligations receive the payments described above, they also will receive accumulated earnings on the amounts on deposit with the trustee. Allocable expenses associated with administering the contingent value obligations will reduce the amount payable on the contingent value obligations.



    The contingent value obligations will be general, unsecured, contingent payment obligations of CP&L Energy and will be subordinate in right of payment to all senior indebtedness of CP&L Energy. Because the contingent value obligations rank behind CP&L Energy's senior indebtedness, CP&L Energy must make all payments then due on its senior indebtedness before making any payments on the contingent value obligations. In addition, the contingent value obligation agreement does not limit the aggregate amount of senior indebtedness that CP&L Energy may incur.



    The holders of the contingent value obligations will be responsible for taxes relating to payments on the contingent value obligations, and the paying agent will withhold all amounts required under applicable law to be withheld from the payments.


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    Quarterly reports will be sent to holders of contingent value obligations describing the results of operations for the EARTHCO plants for the prior quarter and updating material developments, including adjustments for previous periods and relevant tax proceedings and positions.



    The contingent value obligations will generally be freely tradeable by their holders. However, there is no public market for the contingent value obligations and we do not intend to list the contingent value obligations on any national securities exchange or include them in any inter-dealer quotation system. Therefore, we cannot assure you that there will be an active secondary trading market for the contingent value obligations, that you will be able to sell your contingent value obligations or of the price at which you may be able to sell your contingent value obligations.



    The contingent value obligations are not subject to redemption, in whole or in part. However, CP&L Energy may acquire contingent value obligations in the open market, in privately negotiated purchases or otherwise.



    There will be an event of default with respect to the contingent value obligations upon the failure to pay amounts payable when due on the contingent value obligations. In that event, all unpaid amounts will bear interest at a rate equal to the three-month London Interbank Offered Rate (as published in THE WALL STREET JOURNAL) plus 300 basis points. There will also be an event of default upon the breach of or failure to perform any other covenant or warranty in the contingent value obligation agreement for either 30 days or 60 days, depending on the covenant or warranty, after notice from the trustee. Upon such an event of default, the trustee may take action to remedy the breach.



    CP&L Energy has agreed to exercise good faith and fair dealing with respect to the holders of the contingent value obligations in all matters concerning the contingent value obligations. Subject to this duty, CP&L Energy may own and operate the EARTHCO plants in its sole discretion, subject to certain restrictions on their transfer, and will have complete and full control and sole discretion with respect to reporting items on its tax returns and conducting tax audits and proceedings. CP&L Energy has also agreed not to allow the entities owning the EARTHCO plants to incur any debt, guarantee or assume any such obligations, or allow liens on their assets.



    CP&L Energy and the trustee may amend the contingent value obligation agreement without consent of the holders of the contingent value obligations for certain purposes. With consent of a majority of the holders of the contingent value obligations, CP&L Energy and the trustee may add, change or eliminate provisions of the contingent value obligation agreement. However, even with the consent of a majority of the holders, CP&L Energy and the trustee may not amend the contingent value obligation agreement to reduce the amounts payable on the contingent value obligations, to adversely modify the method of payment of amounts payable on the contingent value obligations, or to impair the right of holders of the contingent value obligations to receive payments after the due date.



    Except for payments made as a result of the sale of all or a portion of the EARTHCO plants, payments on the contingent value obligations will not be made until tax audit matters are resolved, which, based on our past tax audit experience, means that we anticipate payments will not begin before 2007. It is possible that the contingent value obligations may never have any significant value. See "Risks Associated With The EARTHCO Plants And Contingent Value
Obligations" beginning on page   for a description of other risks relating to
the EARTHCO plants and the contingent value obligations.



    For a more detailed description of the terms of the contingent value
obligations, see "--Description of the Contingent Value Obligations" on page   .


THE CONTINGENT VALUE OBLIGATION DISTRIBUTION


    Upon surrender of a certificate of Florida Progress common stock for cancellation to the exchange agent, together with a letter of transmittal, duly executed and completed in accordance with the


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instructions, each holder of Florida Progress common stock shall be entitled to receive one contingent value obligation for each share of Florida Progress common stock surrendered.



    Contingent value obligations will be represented by one global security, which will be initially registered in the name of The Depository Trust Company or its nominee. Each Florida Progress shareholder who receives contingent value obligations in the share exchange will initially hold his interest in contingent value obligations through one of the "participants" in DTC depending on whether such shareholder holds his Florida Progress stock as a registered holder with Florida Progress' transfer agent or through a broker. A participant is a broker or transfer agent that will hold a registered position in contingent value obligations at DTC. Florida Progress shareholders that are registered shareholders at closing will initially hold their beneficial interest in contingent value obligations through the current Florida Progress transfer agent, which will be a participant at DTC. This beneficial interest will be evidenced by a statement from the transfer agent. These beneficial interest holders will be able to transfer their interests by giving instructions to the transfer agent. Florida Progress shareholders that hold their stock through a broker, will also hold their beneficial interests in contingent value obligations through their broker and the beneficial interest may be transferred in the same way as their stock is currently transferred through their broker.


DESCRIPTION OF THE CONTINGENT VALUE OBLIGATIONS

GENERAL


    Each contingent value obligation will represent an assignable and transferable right to receive a pro rata portion of the contingent payments which will equal the Excess Cash Flow for each of the Operation Years 2001 through 2007, plus the Excess Carryforward Credits for each tax year after 2007, plus the Excess Disposition Proceeds for each of the Operation Years 2001 through 2007, plus earnings on amounts held by the trustee and less any Allocable Expenses.


PAYMENT OF CONTINGENT PAYMENT


    CP&L Energy shall, on or before any Payment Date, pay, to each holder of a contingent value obligation, a pro rata portion of the contingent payment with respect to the applicable Operation Year, tax year or Disposition, plus any earnings. Except for payments made as a result of the sale of all or a portion of the EARTHCO plants, payments on the contingent value obligations will not be made until tax audit matters are resolved, which, based on our past tax audit experience, means that we anticipate payments will not begin before 2007. Holders of contingent value obligations will not be entitled to final payments for disposition proceeds until all indemnity obligations relating to the disposition have expired or been paid. It is possible that the contingent value obligations may never have any significant value.


PAYMENT PROCEDURES

    CP&L Energy will pay, or direct the trustee to pay, the contingent payments at the office of the paying agent whom CP&L Energy will designate for this purpose. The initial paying agent will be EquiServe. CP&L Energy may at any time add or delete paying agents or change the office through which any paying agent acts. CP&L Energy must, however, maintain a paying agent in each place of payment for the contingent value obligations. For more information, see
Section 402 of the contingent value obligation agreement.


    Payment of any amounts pursuant to the contingent value obligations shall be made in currency of the United States of America. CP&L Energy may pay such amounts by wire transfer or check.


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TIMING OF DEPOSITS WITH THE TRUSTEE


    CP&L Energy will from time to time deposit Contingency Funds with the trustee to support the obligations of CP&L Energy to make payments to the holders of the contingent value obligations. Contingency Funds will be invested in United States government obligations, or money market funds investing in government obligations, selected by the trustee. To the extent practicable, the trustee will select investments with maturities ending on or before the estimated dates indentified CP&L Energy for payments of the Contingency Funds to the holders.


    EXCESS CASH FLOW DEPOSITS


    - ESTIMATE. On March 15th following each Operation Year (each, an "EXCESS CASH FLOW ESTIMATE DEPOSIT DATE"), CP&L Energy shall deliver to the trustee an amount equal to the Excess Cash Flow Estimate.



    - ESTIMATE ADJUSTMENT. The Excess Cash Flow Estimate will be adjusted after the Tax Filing Date for an Operation Year.



       - If the Excess Cash Flow Estimate Adjustment is positive, CP&L Energy shall deliver to the trustee an amount equal to the Excess Cash Flow Estimate Adjustment, together with any earnings (calculated at the average yield on the portion of the Contingency Funds allocable to such Operation Year) from the Excess Cash Flow Estimate Deposit Date to the date of such delivery.



       - If the Excess Cash Flow Estimate Adjustment is negative, an amount equal to the Excess Cash Flow Adjustment, together with any earnings from the Excess Cash Flow Estimate Deposit Date to the applicable Payment Date, shall be paid by the trustee to CP&L Energy from the Contingency Funds, if any, held by the trustee allocable to such Operation Year.



    - FINAL DEPOSIT ADJUSTMENT. A final adjustment will be made to the amount deposited as Contingency Funds with respect to Excess Cash Flow after the Final Determination Date for an Operation Year.



       - If the Final Excess Cash Flow Deposit Adjustment is positive, CP&L Energy shall deliver to the trustee an amount equal to the Final Excess Cash Flow Deposit Adjustment, together with any earnings (calculated at the average yield on the portion of the Contingency Funds allocable to such Operation Year) from the Excess Cash Flow Estimate Deposit Date to the date of such delivery.



       - If the Final Excess Cash Flow Deposit Adjustment is negative, an amount equal to the Final Excess Cash Flow Deposit Adjustment, together with any earnings from the Excess Cash Flow Estimate Deposit Date to the applicable Payment Date, shall be paid by the trustee to CP&L Energy from the Contingency Funds, if any, held by the trustee allocable to such Operation Year; provided, however, that if such Final Excess Cash Flow Deposit Adjustment (plus earnings) is more than the remaining Contingency Funds allocable to such Operation Year, the deficiency shall be paid to CP&L Energy from remaining Contingency Funds, if any, allocable to one or more other tax years, and the amounts potentially payable to contingent value obligation holders with respect to such other tax year or years shall be reduced by the amount of such deficiency. For purposes of the preceding sentence, the deficiency shall be paid to CP&L Energy from the Contingency Funds allocable to the earliest tax year or years for which Contingency Funds remain.


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
    EXCESS CARRYFORWARD CREDITS DEPOSITS


    - ESTIMATE. On March 15th following each tax year after 2007 (each, an "EXCESS CARRYFORWARD CREDITS ESTIMATE DEPOSIT DATE"), CP&L Energy shall deliver to the trustee an amount equal to the Excess Carryforward Credits Estimate.



    - ESTIMATE ADJUSTMENT. The Excess Carryforward Credits Estimate will be adjusted after the Tax Filing Date for the appropriate tax year after 2007.



       - If the Excess Carryforward Credits Estimate Adjustment is positive, CP&L Energy shall deliver to the trustee an amount equal to the Excess Carryforward Credits Estimate Adjustment, together with any earnings (calculated at the average yield on the portion of the Contingency Funds allocable to such tax year) from the Excess Carryforward Credits Estimate Deposit Date to the date of such delivery.



       - If the Excess Carryforward Credits Estimate Adjustment is negative an amount equal to the Excess Carryforward Credits Adjustment, together with any earnings from the Excess Carryforward Credits Estimate Deposit Date to the applicable Payment Date, shall be paid by the trustee to CP&L Energy from the Contingency Funds, if any, held by the trustee allocable to such tax year.



    - FINAL DEPOSIT ADJUSTMENT. A final adjustment will be made after the Final Determination Date for each applicable tax year after 2007.



       - If the adjustment is positive CP&L Energy shall deliver to the trustee an amount equal to the Final Excess Carryforward Credits Deposit Adjustment, together with any earnings (calculated at the average yield on the portion of the Contingency Funds allocable to such tax year) from the Excess Carryforward Credits Estimate Deposit Date to the date of such delivery.



       - If the Final Excess Carryforward Credits Deposit Adjustment is negative, an amount equal to the Final Excess Carryforward Credits Deposit Adjustment, together with any earnings from the Excess Carryforward Credits Estimate Deposit Date to the applicable Payment Date, shall be paid by the trustee to CP&L Energy from the Contingency Funds, if any, held by the trustee allocable to such tax year; provided, however, that if such Final Excess Carryforward Credits Deposit Adjustment (plus earnings) is more than the remaining Contingency Funds allocable to such tax year, the deficiency shall be paid to CP&L Energy from remaining Contingency Funds, if any, allocable to one or more other tax years, and the amounts potentially payable to contingent value obligation holders with respect to such other tax year or years shall be reduced by the amount of such deficiency. For purposes of the preceding sentence, the deficiency shall be paid to CP&L Energy from the Contingency Funds allocable to the earliest tax year or years for which Contingency Funds remain.


    EXCESS DISPOSITION PROCEEDS


    - ESTIMATE. With respect to each Disposition, as soon as practicable after the receipt of Disposition Proceeds in cash by CP&L Energy (each, an "EXCESS DISPOSITION PROCEEDS DEPOSIT DATE"), CP&L Energy shall deliver to the trustee an amount equal to any Excess Disposition Proceeds attributable to such Disposition.



    - FINAL DEPOSIT ADJUSTMENT. After the termination (by payment or expiration) of all indemnity obligations with respect to a particular Disposition, the Final Excess Disposition Proceeds Deposit Adjustment (if applicable), together with any earnings from the Excess Disposition Proceeds Estimate Deposit Date to the applicable Payment Date, shall be paid by the trustee to CP&L Energy from the Contingency Funds, if any, held by the trustee allocable to such

      Disposition; provided, however, that if such Final Excess Disposition Proceeds Deposit Adjustment (plus earnings) is more than the remaining Contingency Funds allocable to such Disposition, the deficiency shall be paid to CP&L Energy from remaining Contingency Funds allocable to one or more tax years or other Dispositions, and the amounts potentially payable to contingent value obligation holders with respect to such tax year or years or other Dispositions shall be reduced by the amount of such deficiency. For purposes of the preceding sentence, the deficiency shall be paid to CP&L Energy from the Contingency Funds allocable to the earliest tax year or years or other Dispositions for which Contingency Funds remain.


TIMING OF PAYMENTS TO HOLDERS OF CONTINGENT VALUE OBLIGATIONS


    CP&L Energy shall pay, or direct the trustee to pay from Contingency Funds, to the holders of contingent value obligations of record on the date that is 15 business days before the applicable Payment Date, the following payments:


    EXCESS CASH FLOW PAYMENTS


    - OPERATION YEARS WITH INTERIM PAYMENTS. With respect to each Operation Year for which an Interim Determination Date occurs before the Final Determination Date, each contingent value obligation holder will receive, within 30 business days after the Interim Determination Date for such Operation Year, a pro rata portion of the Interim Excess Cash Flow Payment with respect to that Operation Year, together with any earnings on the portion from the Excess Cash Flow Estimate Deposit Date to the applicable Payment Date, and less any Allocable Expenses allocable to that Operation Year. Within 30 business days after the Final Determination Date for that Operation Year, each contingent value obligation holder will receive a pro rata portion of the Excess Cash Flow Payment Adjustment (if positive) with respect to that Operation Year, together with any earnings on the portion from the Excess Cash Flow Estimate Deposit Date to the applicable Payment Date, less any Allocable Expenses allocable to that Operation Year and not previously taken into account.



    - OPERATION YEARS WITHOUT INTERIM PAYMENTS. If no Interim Determination Date occurs before the Final Determination Date, within 30 business days after the Final Determination Date for that Operation Year, each contingent value obligation holder will receive a pro rata portion of the actual Excess Cash Flow for that Operation Year, determined as of the Final Determination Date, together with any earnings on the portion from the Excess Cash Flow Estimate Deposit Date to the applicable Payment Date, and less any Allocable Expenses allocable to that Operation Year.


    EXCESS CARRYFORWARD CREDITS PAYMENTS


    - TAX YEARS WITH INTERIM PAYMENTS. With respect to each tax year after 2007, if an Interim Determination Date occurs before the Final Determination Date, within 30 business days after the Interim Determination Date for that tax year, each contingent value obligation holder will receive a pro rata portion of the Interim Excess Carryforward Credits Payment for that tax year, together with any earnings on the portion from the Excess Carryforward Credits Estimate Deposit Date to the applicable Payment Date, and less any Allocable Expenses allocable to that tax year. Within 30 business days after the Final Determination Date for that tax year, each contingent value obligation holder will receive a pro rata portion of the Excess Carryforward Credits Payment Adjustment (if positive) for such tax year, together with any earnings on the portion from the Excess Carryforward Credits Estimate Deposit Date to the applicable Payment Date, less any Allocable Expenses allocable to that tax year and not previously taken into account.

    - TAX YEARS WITHOUT INTERIM PAYMENTS. If no Interim Determination Date occurs before the Final Determination Date, within 30 business days after the Final Determination Date for the applicable tax year, each contingent value obligation holder will receive a pro rata portion of the actual Excess Carryforward Credits for the applicable tax year, determined as of the Final Determination Date, together with any earnings on the portion from the Excess Carryforward Credits Estimate Deposit Date to the applicable Payment Date, and less any Allocable Expenses allocable to that tax year;


    EXCESS DISPOSITION PROCEEDS


    - INTERIM PAYMENT. With respect to each Disposition, as soon as practicable after the receipt of Excess Disposition Proceeds by the trustee, each contingent value obligation holder will receive a pro rata portion of the Interim Excess Disposition Proceeds Payment with respect to such Disposition.


    - ADJUSTMENT TO INTERIM PAYMENT. With respect to each Disposition:


       - within 30 Business Days after the termination of all indemnity obligations with respect to that Disposition, each contingent value obligation holder will receive a pro rata portion of the Excess Disposition Proceeds Payment Adjustment (if positive), together with any earnings on the portion from the Excess Disposition Proceeds Deposit Date to the applicable Payment Date; and



       - for any tax year following the termination of the indemnity obligations in which CP&L Energy receives any Disposition Proceeds with respect to that Disposition, as soon as practicable following the receipt by the trustee of any Excess Disposition Proceeds attributable to those Disposition Proceeds, each contingent value obligation holder will receive a pro rata portion of the Excess Disposition Proceeds.


    Payments which would otherwise be due to the holders of the contingent value obligations may be deferred and combined with the next payment to be made if the payment is in the aggregate less than one million dollars. No payment will be deferred if CP&L Energy reasonably believes that it will be the final payment to the holders of the contingent value obligations.

SUBORDINATION

    The contingent value obligations will be subordinate and junior in right of payment to all CP&L Energy's senior indebtedness. No contingent payment may be made if:

    - any senior indebtedness is not paid when due;

    - any applicable grace period with respect to default in payment of senior indebtedness has ended, and the default has not been cured or waived; or

    - the maturity of any senior indebtedness has been accelerated because of a default.


    Upon any distribution of CP&L Energy's assets to creditors as part of any dissolution, winding-up, liquidation or reorganization, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal of, and any premium and interest due or to become due on all senior indebtedness must be paid in full before the holders of the contingent value obligations are entitled to payment. For more information, see Section 1202 of the contingent value obligation agreement. The rights of the holders of the contingent value obligations will be subrogated to the rights of the holders of senior indebtedness to receive payments or distributions applicable to senior indebtedness until all amounts owing on the contingent value obligations are paid in full. For more information, see Section 1204 of the contingent value obligation agreement.


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
    As defined in the contingent value obligation agreement, the term "SENIOR INDEBTEDNESS" means:

    - obligations of, or guaranteed or assumed by, CP&L Energy

       - for borrowed money; or

       - for the payment of money relating to any lease which is capitalized on the consolidated balance sheet of CP&L Energy and its subsidiaries in accordance with generally accepted accounting principles; or

    - indebtedness evidenced by bonds, debentures, notes or other similar instruments.

    The term "SENIOR INDEBTEDNESS" shall not include:

    - indebtedness issued under the contingent value obligation agreement;


    - obligations of CP&L Energy that by their terms are expressly equal in right of payment to the contingent value obligations;


    - obligations of CP&L Energy to any subsidiary of CP&L Energy or any other affiliate of CP&L Energy; or

    - non-recourse obligations.

    In the case of any such indebtedness or obligations, senior indebtedness includes amendments, renewals, extensions, modifications and refundings, whether existing as of the date of the contingent value obligation agreement or subsequently incurred by CP&L Energy.

    The contingent value obligation agreement does not limit the aggregate amount of senior indebtedness that CP&L Energy may incur.

REDEMPTION

    CP&L Energy shall not have the right to redeem, in whole or in part, at any time the contingent value obligations and the holders of the contingent value obligations shall not have the right to require CP&L Energy to make any such redemption. Nothing in the contingent value obligation agreement prohibits CP&L Energy from purchasing or acquiring contingent value obligations in the open market, in privately negotiated transactions or otherwise.

EVENTS OF DEFAULT

    The term "EVENT OF DEFAULT" as defined in the contingent value obligations agreement with respect to contingent value obligations means any of the following:

    - failure to pay the amounts payable when due on contingent value obligations;

    - breach of or failure to perform any other covenant or warranty in the contingent value obligation agreement for either 30 or 60 days, depending on the covenant or warranty, after CP&L Energy receives notice from the trustee, or CP&L Energy and the trustee receive notice from the holders of at least 33% of the outstanding contingent value obligations according to the provisions of the contingent value obligation agreement; and

    - certain events of bankruptcy, insolvency or reorganization.

    For more information, see Section 501 of the contingent value obligation agreement.

    After the occurrence of an event of default for failure to pay amounts payable with respect to the contingent value obligations, all unpaid amounts will bear interest at a rate equal to the three-month London Interbank Offered Rate (as published in THE WALL STREET JOURNAL) plus 300 basis points.

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
    The contingent value obligations agreement includes provisions as to the duties the trustee in case an event of default occurs and is continuing. Consistent with these provisions, the trustee will be under no obligation to exercise any of its rights or powers at the request or direction of any of the holders, unless those holders have offered to the trustee indemnity satisfactory to the trustee in its reasonable judgment. For more information, see
Section 603 of the contingent value obligation agreement. Subject to these provisions for indemnification, the holders of a majority of the outstanding contingent value obligations may direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust or power conferred on the trustee, with respect to the contingent value obligations. For more information, see Section 511 of the contingent value obligation agreement.

    No contingent value obligation holder may institute any proceeding regarding the contingent value obligation agreement, or for the appointment of a receiver or a trustee, or for any other remedy under the contingent value obligation agreement unless:

    - the holder has previously given to the trustee written notice of a continuing event of default;

    - the holders of 33% of the outstanding contingent value obligations with respect to which an event of default is continuing have made a written request to the trustee, and have offered reasonable indemnity to the trustee to institute the proceeding as trustee; and

    - the trustee has failed to institute the proceeding, and has not received from the holders of a majority of the outstanding contingent value obligations a direction inconsistent with the request, within 60 days after notice, request and offer of reasonable indemnity.

    For more information, see Section 506 of the contingent value obligation agreement.

    CP&L Energy must furnish annually to the trustee a statement by an appropriate officer as to that officer's knowledge of CP&L Energy compliance with all conditions and covenants under the contingent value obligation agreement. CP&L Energy compliance is to be determined without regard to any grace period or notice requirement under the contingent value obligation agreement. For more information, see Section 405 of the contingent value obligation agreement.

CERTAIN COVENANTS

    CP&L Energy has agreed:

    - not to allow the EARTHCO business entities to incur obligations for borrowed money, or to guarantee or assume any such obligations, or to allow liens on any of their assets; and

    - to exercise good faith and fair dealing with respect to the holders of the contingent value obligations in all matters concerning the contingent value obligations.

OPERATION OF PLANTS; TAX MATTERS

    Subject to CP&L Energy's duty of good faith and fair dealing:


    - CP&L Energy may hold and operate the EARTHCO plants in accordance with its determination, in its sole discretion, of the appropriate extent and manner of ownership and operation, including reduction or termination of operations or dispositions of whole or partial interests, except that CP&L Energy may not sell entities that own the EARTHCO business entities except to affiliates, and may not engage in non-cash Dispositions; and



    - CP&L Energy will have complete and full control and sole discretion with respect to reporting items on its tax returns and conducting tax audits and proceedings.

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LIMITATION ON LIABILITY

    CP&L Energy will have no liability to any holder of a contingent value obligation arising from any action taken with respect to the EARTHCO plants, the EARTHCO business entities, the availability of the Section 29 credits, or its tax reporting or tax proceedings, except to the extent arising from its failure to perform or breach of any express covenant or warranty contained in the contingent value obligation agreement or certificate.

CONSOLIDATION, MERGER, AND SALE OF ASSETS

    CP&L Energy may not consolidate with or merge into any other person, nor may CP&L Energy transfer or lease substantially all of its assets and property to any person, unless:

    - the corporation formed by the consolidation or into which CP&L Energy is merged, or the person which acquires by conveyance or transfer, or which leases, substantially all of its property and assets:

       - is organized and validly existing under the laws of the United States; and

       - expressly assumes CP&L Energy's obligations on the contingent value obligations and under the contingent value obligation agreement;

    - immediately after the transaction becomes effective, no event of default, and no event which would become an event of default, shall have occurred and be continuing; and

    - CP&L Energy will have delivered to the trustee an officer's certificate and opinion of counsel as provided in the contingent value obligation agreement.

    For more information, see Section 801 of the contingent value obligation agreement.

REPORTS BY CP&L ENERGY

    CP&L Energy will deliver to the "participants" in DTC for delivery to the holders of beneficial interests in the contingent value obligations, with a copy to the trustee, not later than 60 days after the end of each of the first three calendar quarters and 120 days after the end of each year, a report describing the results of operations for each EARTHCO plant for that quarter, and updating material developments, including any adjustments for previous periods and relevant tax proceedings and positions.

    CP&L Energy shall file with the trustee copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Securities and Exchange Commission may from time to time by rules and regulations prescribe) which CP&L Energy may be required to file with the Securities and Exchange Commission pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act; or, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to CP&L Energy's compliance with the conditions and covenants of the contingent value obligation agreement as may be required from time to time by such rules and regulations. Within 30 days after the filing of these documents with the trustee, CP&L Energy shall transmit by mail to all registered holders of contingent value obligations summaries of any information documents and reports required to be filed by CP&L Energy. For more information see Section 702 of the contingent value obligation agreement.

RESALES OF CONTINGENT VALUE OBLIGATIONS

    The contingent value obligations will be freely transferable by the holders of such contingent value obligations under the Securities Act, except for contingent value obligations issued to any holder of contingent value obligations who may be deemed to be an "affiliate" of CP&L Energy for purposes of Rule 145 under the Securities Act. Such affiliates may not sell their contingent value obligations, except pursuant to an effective registration statement under the Securities Act or other applicable exemption from the registration requirements of the Securities Act. CP&L Energy does not intend to list the contingent value obligations on any national securities exchange or have them included in any inter dealer quotation system.

MODIFICATION AND WAIVER

    CP&L Energy and the trustee, without the consent of the holders of the contingent value obligations, may enter into one or more amendments to the contingent value obligation agreement for any of the following purposes:

    - to evidence the assumption by any permitted successor of CP&L Energy's covenants in the contingent value obligation agreement;


    - to add one or more covenants or other provisions that CP&L Energy and the trustee consider to be for the benefit of the holders of outstanding contingent value obligations or to surrender any right or power conferred upon CP&L Energy by the contingent value obligation agreement;


    - to add any additional events of default;

    - to change or eliminate any provision of the contingent value obligation agreement or add any new provision to it, but only if this action will not adversely affect the interests of the holders of contingent value obligations;

    - to provide collateral security for the contingent value obligations;

    - to change, but only if such changes will not adversely affect the interests of the holders of contingent value obligations, any place where:

       - the amounts due and payable on the contingent value obligations shall be payable;

       - any contingent value obligation may be surrendered for registration of transfer or exchange; or

       - notices and demands to or upon us regarding contingent value obligations and the contingent value obligation agreement may be served;

    - to cure any ambiguity or inconsistency (but only if such changes will not adversely affect the interests of the holders of contingent value obligations); or

    - to provide for issuance or authentication of securities other than Global Securities.

    For more information, see Section 901 of the contingent value obligation agreement.

    The holders of at least a majority of the outstanding contingent value obligations may waive any past default under the contingent value obligation agreement, except a default in the payment of amounts payable on the contingent value obligations, and certain covenants and provisions of the contingent value obligation agreement that cannot be modified or amended without consent of the holder of each outstanding contingent value obligation affected (see
Section 512 of the contingent value obligation agreement).

    The Trust Indenture Act may be amended after the date of the contingent value obligation agreement in a manner that may require changes to the contingent value obligation agreement. In this event, the contingent value obligation agreement will be deemed to have been amended so as to effect the changes, and CP&L Energy and the trustee may, without the consent of any holders of contingent value obligations, enter into one or more amendments to evidence or effect the amendment. For more information, see Section 901 of the contingent value obligation agreement.

    With the consent of the holders of a majority of the outstanding contingent value obligations, CP&L Energy and the trustee may enter into one or more amendments to the contingent value obligation agreement or to the contingent value obligations for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the contingent value obligation agreement or the contingent value obligations. However, an amendment:

    - may not reduce the amounts payable on the contingent value obligations, or otherwise modify the method of payment of amounts payable on the contingent value obligations (other than modifications that would not adversely affect the interests of the holders of contingent value obligations in any material respect);

    - may not impair the right of any holder of contingent value obligations to receive the amounts payable on the contingent value obligations on or after the due dates therefore or to institute suit for the enforcement of any payment on such holder's contingent value obligations;

    - may not reduce the number of contingent value obligations, the consent of whose holders is required for any amendment, or for any waiver of compliance with any provision of or any default under the contingent value obligation agreement, or reduce the requirements for quorum or voting, without the consent of the holder of each outstanding contingent value obligation affected; or

    - may not make any change in the provisions of the contingent value obligation agreement relating to amendments, except to increase any such percentage or to provide that certain other provisions of the contingent value obligation cannot be modified without the consent of the holder of each contingent value obligation affected.

    For more information see Section 902 of the contingent value obligation agreement.


    If CP&L Energy solicits the approval from holders of the contingent value obligations for any type of action, CP&L Energy may at its option by board resolution fix in advance a record date for the determination of the holders entitled to vote on the action. CP&L Energy shall have no obligation, however, to do so. If CP&L Energy fixes a record date, the action may be taken before or after the record date, but only the holders of record at the close of business on the record date shall be deemed to be holders for the purposes of determining whether holders of the requisite proportion of the outstanding contingent value obligations have authorized the action. For that purpose, the outstanding contingent value obligations shall be computed as of the record date. Any holder action shall bind every future holder of the same security and the holder of every security issued upon the registration of transfer of or in exchange for or in lieu of the security in respect of anything done or permitted by the trustee or us in reliance on that action, whether or not notation of the action is made upon the security. For more information, see Section 104 of the contingent value obligation agreement.


RESIGNATION OF THE TRUSTEE


    The trustee may resign at any time by giving written notice to CP&L Energy or may be removed at any time by an action of the holders of a majority of the outstanding contingent value obligations delivered to the trustee and CP&L Energy. No resignation or removal of the trustee and no appointment of a successor trustee will become effective until a successor trustee accepts appointment in accordance with the requirements of the contingent value obligation agreement. For more information, see Section 610 of the contingent value obligation agreement.

NOTICES

    CP&L Energy will give notices to holders of contingent value obligations by mail to their addresses as they appear in the security register. For more information, see Section 106 of the contingent value obligation agreement.

GOVERNING LAW

    The contingent value obligation agreement and the contingent value obligations will be governed by, and construed in accordance with, the law of the State New York. For more information, see Section 112 of the contingent value obligation agreement.

GLOBAL SECURITIES

    CP&L Energy shall issue the contingent value obligations as global securities. The contingent value obligations will be deposited with, or on behalf of, DTC as the depository. The contingent value obligations will be represented by one or more global securities registered in the name of Cede & Co., as nominee of DTC. The interest of the beneficial owners in the global securities will be represented through financial institutions acting on their behalf as direct or indirect participants in DTC.


    Ownership of beneficial interests in a global security will be limited to persons who have accounts with DTC, known as direct participants, or persons such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly, known as indirect participants. Ownership of beneficial interests in the global securities will be shown only on, and the transfer of those ownership interests will be effected only through, records maintained by


    - DTC or its nominee, with respect to direct participant's interests and;

    - direct participants, with respect to interests of persons held by the direct participants on their behalf.

    As long as DTC or its nominee is the registered holder of a global security, DTC or such nominee, as the case may be, will be considered the sole owner and holder of the contingent value obligations represented by such global security for all purposes under the contingent value obligations and the contingent value obligation agreement. In addition, no beneficial owner of an interest in a global security will be able to transfer that interest except in accordance with DTC's applicable procedures (in addition to those under the contingent value obligation agreement).

    CP&L Energy will make all payments on a global security to DTC or its nominee as the holder of the global security. None of the following will have any responsibility or liability for any aspect of the records relating to, or for payments made on account of, beneficial ownership interests in the global securities, or for maintaining, supervising or reviewing any records relating to these beneficial ownership interests:

    - CP&L Energy;

    - the trustee under the contingent value obligation agreement;

    - the paying agent under the contingent value obligation agreement;

    - the security registrar under the contingent value obligation agreement (except for liability to persons that maintain their beneficial interests with the security registrar); or

    - any agent of each of the above.

    CP&L Energy expects that DTC or its nominee will credit direct participants' accounts on the payment date with payments in respect of a global security in amounts proportionate to their respective beneficial interest in the amount of such global security as shown on the records of DTC or its nominee, unless DTC has reason to believe that it will not receive payments on the payment date. CP&L Energy also expects that payments by direct participants to owners of beneficial interests in such global security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in "street name." Such payments will be the responsibility of such participants.


    Transfers between direct and indirect participants in DTC will be made in accordance with DTC rules. The laws of some jurisdictions require that certain purchasers of contingent value obligations take physical delivery of contingent value obligations in definitive form. These laws may impair the ability to transfer beneficial interests in a global security. Because DTC can only act on behalf of direct participants, who in turn act on behalf of indirect participants and certain banks, the ability of the person having a beneficial interest in a global security to pledge such interest to persons that do not participate in the DTC system, or otherwise take actions in respect or such interest, may be affected by the lack of physical certificate of such interest.


    We believe that it is the policy of DTC that it will take any action permitted to be taken by a holder of contingent value obligations only at the direction of one or more direct participants to whose account interests in the global securities are credited and only in respect of such portion of the number of the contingent value obligations as to which such direct participant or participants has or have given such direction.

    The contingent value obligation agreement provides that if:

    - the depository notifies us that it is unwilling or unable to continue as a depository, or

    - if the depository ceases to be eligible under the contingent value obligation agreement and a successor depository is not appointed by CP&L Energy within 90 days,

the global securities will be exchanged for contingent value obligations in definitive form of like tenor and of an equal aggregate number. Such definitive contingent value obligations shall be registered in such name or names as the depository shall instruct the trustee. It is expected that such instructions may be based upon directions received by the depository from direct participants with respect to ownership of beneficial interests in global securities.


    DTC has advised CP&L Energy as follows: DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of
Section 17A of the Exchange Act. DTC holds securities that its direct participants deposit with DTC and facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in direct participants' accounts, resulting in the elimination of the need for physical movement of securities certificates. Direct participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is owned by a number of its direct participants, including Merrill Lynch, Salomon Smith Barney, the New York Stock
Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. The rules applicable to DTC and its direct and indirect participants are on file with the Commission.


    Although DTC has agreed to the foregoing procedures in order to facilitate transfers of interests in the global notes among direct and indirect participants of DTC, it is under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. Neither CP&L Energy nor the trustee will have any responsibility for the performance by DTC or its direct or indirect participants of their respective obligations under the rules and procedures governing their operations.

    According to DTC, the foregoing information with respect to DTC has been provided to the financial community for informational purposes only and is not intended to serve as a representation, warranty, or contract modification of any kind.

DEFINITIONS RELATED TO THE CONTINGENT VALUE OBLIGATION CERTIFICATE


    "ALLOCABLE EXPENSES" means all fees and expenses of the trustee, expenses of maintaining, investing and administering the Contingency Funds, costs reasonably incurred by CP&L Energy in establishing and administering the contingent value obligations, costs of transferring interests in the contingent value obligations and other typical transfer agent functions, and that portion of any of our tax administration, audit or controversy expenses reasonably allocable to the contingent value obligations (including, within limitation, expenses relating to the determination of any tax item associated with EARTHCO plants).

    "CARRYFORWARD CREDITS" means any Section 29 credits earned during an Operation Year and carried forward (after taking into account the assumptions with respect to the priority of use of tax credits in the definition of Net Cash
Flow) as part of CP&L Energy's minimum tax credit (within the meaning of
Section 53 of the Internal Revenue Code) and utilized in one or more tax years after 2007.

    "CONTINGENCY FUNDS" means all payments made by CP&L Energy to the trustee and held by the trustee, plus earnings on amounts held, and less Allocable Expenses.

    "DISPOSITION" means any sale or other transfer during an Operation Year to a Person outside CP&L Energy consolidated United States federal income tax group of an interest in an EARTHCO business entity or EARTHCO plant that would result in a loss or reduction of any Section 29 Credits available to CP&L Energy.

    "DISPOSITION PROCEEDS" means proceeds received by CP&L Energy with respect to a Disposition less

    - CP&L Energy's unrecovered Initial Investment (or a PRO RATA portion in the event of a partial Disposition),

    - expenses incurred in connection with the Disposition, and

    - taxes on the Disposition, assuming for this purpose that the taxable gain shall be as reported on CP&L Energy's IRS Form 1120 and taxed at a combined federal and state income tax rate of 40%.

    For purposes of calculating CP&L Energy's unrecovered Initial Investment, CP&L Energy shall be deemed to have recovered its Initial Investment with respect to the interest that is the subject of such Disposition

    - to the extent it shall have been recovered from previous Disposition Proceeds with respect to such Disposition, and

    - to the extent there shall have been cumulative Excess Cash Flow attributable to the relevant EARTHCO business entity for previous Operation Years (other than that in which such Disposition occurs).

    The Excess Cash Flow that shall be attributable, for each previous Operation Year, to the relevant EARTHCO business entity or EARTHCO plant that is the subject of the Disposition shall be determined by multiplying the Excess Cash Flow for that Operation Year by a fraction, whose numerator shall be the weighted average annual CP&L Energy's ownership interest (whether direct or indirect) in the EARTHCO plant and whose denominator shall be the sum of the weighted average annual CP&L Energy's ownership interest (whether direct or indirect) in all EARTHCO plants. If such Disposition relates to less than a 100% interest in the relevant EARTHCO plant, the recovery of the Initial Investment will only be the cumulative Excess Cash Flow during all previous Operation Years attributable to the fractional interest that is the subject of the Disposition. For example, for each Operation Year before any Disposition has occurred, 100/400, or 25%, of Excess Cash Flow will be allocated to each EARTHCO plant; for each Operation Year after there has been no Disposition except a Disposition of a 50% interest in one EARTHCO plant, 100/350 of Excess Cash Flow will be allocated to each 100%-owned EARTHCO plant and 50/350 of Excess Cash Flow will be allocated to the one 50%-owned EARTHCO plant; and so forth.

    "EARTHCO BUSINESS ENTITY" means any corporation, partnership, limited liability company, or other entity owning (for United States federal income tax purposes) an interest in an EARTHCO plant, including Ceredo Synfuel, LLC, Sandy River Synfuel, LLC, Solid Energy, LLC, and Solid Fuel, LLC.

    "EXCESS CARRYFORWARD CREDITS" means the amount equal to:


              the Carryforward Credits, for a particular Operation Year

    50%   x   -- any amount by which the Preference exceeded Net Cash Flow for the Operation
                 Year in which they were earned.
              -------------------------------------------------------------------------------

    "EXCESS CARRYFORWARD CREDITS ESTIMATE" means for each tax year after 2007, the Excess Carryforward Credits originally estimated by CP&L Energy on March 15(th) following such tax year and revised within 20 business days after the Tax Filing Date for such tax year.

    "EXCESS CARRYFORWARD CREDITS ESTIMATE ADJUSTMENT" means the amount equal to:

the revised Excess Carryforward          the original Excess Carryforward
Credits Estimate for a particular        Credits Estimate for such tax
tax year, determined as of the Tax  --   year, determined as of March
Filing Date for such tax year            15(th) following such tax year.

    "EXCESS CARRYFORWARD CREDITS PAYMENT ADJUSTMENT" means the amount equal to:

the actual Excess Carryforward           the Interim Excess Carryforward
Credits for a particular tax year,       Credits Payment for such tax year.
determined as of the Final          --
Determination Date

    "EXCESS CASH FLOW" means, for each Operation Year, 50% of the Net Cash Flow in excess of the Preference.

    "EXCESS CASH FLOW ESTIMATE" means for each Operation Year the Excess Cash Flow originally estimated by CP&L Energy on March 15(th) following such Operation Year and revised within 20 business days after the Tax Filing Date for such Operation Year.

    "EXCESS CASH FLOW ESTIMATE ADJUSTMENT" means the amount equal to:

the revised Excess Cash Flow             the original Excess Cash Flow
Estimate for a particular                Estimate for such Operation Year,
Operation Year, determined as of    --   determined as of March 15(th)
the Tax Filing Date for such             following such tax year.
Operation Year

    "EXCESS CASH FLOW PAYMENT ADJUSTMENT" means the amount equal to

the actual Excess Cash Flow for a        the Interim Excess Cash Flow
particular Operation Year,               Payment for such Operation Year.
determined as of the Final          --
Determination Date

    "EXCESS DISPOSITION PROCEEDS" means the amount equal to either,


    - in the event of a Disposition before March 16, 2002, 25% of the Disposition Proceeds for such Disposition; or


    - in the event of a Disposition after March 15, 2002, the Ratio multiplied by the Disposition Proceeds for such Disposition.

    "EXCESS DISPOSITION PROCEEDS PAYMENT ADJUSTMENT" means the amount equal to:

the remaining Contingency Funds          the total Final Excess Disposition
allocable to a particular                Proceeds Deposit Adjustment paid
Disposition                         --   to CP&L Energy for such
                                         Disposition.

    "FINAL DETERMINATION DATE" means for each tax year, the later of:

    - the date when the statute of limitations for a tax year under both sections 6501 and, if applicable, 6229 of the Internal Revenue Code and in the case of an examination by any state taxing authority, the statute of limitations under the applicable state law, has expired or

    - in the event any taxing authority has proposed any adjustment for a tax year, the date when there has occurred with respect to all such proposed adjustments by all such taxing authorities for such tax year,

       - a decision, judgment, decree, or other order of a court of competent jurisdiction that has become final and not subject to further appeal (through the passage of time or otherwise);

       - a nonappealable written agreement with the applicable taxing authority; or

       - the completion of administrative proceedings with the applicable taxing authority, if a judicial contest is not, or ceases to be, available or, in the taxpayer's sole discretion, is not to be commenced or continued.

    "FINAL EXCESS CARRYFORWARD CREDITS DEPOSIT ADJUSTMENT" means the amount equal to:

the actual Excess Carryforward           the Excess Carryforward Credits
Credits for a particular tax year,       Estimate for such tax year.
determined as of the Final          --
Determination Date

    "FINAL EXCESS CASH FLOW DEPOSIT ADJUSTMENT" means the amount equal to:

the actual Excess Cash Flow for a        the Excess Cash Flow Estimate for
particular Operation Year,               such Operation Year.
determined as of the Final          --
Determination Date

    "FINAL EXCESS DISPOSITION PROCEEDS DEPOSIT ADJUSTMENT" means the amount equal to either:


in the event of a Disposition             in the event of a Disposition after
before March 16, 2002, 25% of the         March 15, 2002, the Ratio
Indemnity Obligation Amount for      or   multiplied by the Indemnity
such Disposition                          Obligation Amount for such
                                          Disposition.


    "INDEMNITY OBLIGATION AMOUNT" means the total actual indemnity obligation incurred by CP&L Energy or any subsidiary with respect to any Disposition plus all out-of-pocket expenses incurred in connection with any indemnity claim relating to such Disposition.

    "INITIAL INVESTMENT" means the cost to acquire an EARTHCO plant or EARTHCO business entity plus any costs to move and reassemble an EARTHCO plant at a new location, all as reflected on the books of CP&L Energy or its subsidiaries (including the applicable EARTHCO business entity), without any deduction for depreciation or amortization.

    "INTERIM DETERMINATION DATE" means, with respect to a tax year, the date when all the following facts are true:

    - the Examination Division of the Internal Revenue Service has completed its examination of, and issued its final written report relating to, the CP&L Energy consolidated United States federal income tax return for that tax year;

    - no adjustment is then proposed and remains unresolved with respect to any item relating to an EARTHCO plant for that tax year;

    - there then exists no examination or other proceeding with respect to the United States federal income tax return for such tax year or any prior tax year of any EARTHCO business entity; and

    - there are remaining Contingency Funds deposited with respect to one or more subsequent tax years for which neither an Interim Determination Date nor a Final Determination Date has occurred.

    "INTERIM EXCESS CARRYFORWARD CREDITS PAYMENT" means for each tax year after 2007, the lesser of

    - the Excess Carryforward Credits Estimate for such tax year previously deposited into the Contingency Funds, or

    - the Excess Carryforward Credits for such tax year, determined as of the Interim Determination Date, and based upon the proposed redetermination of our consolidated tax liability and taxable income as shown on the IRS examination report for such tax year.

    "INTERIM EXCESS CASH FLOW PAYMENT" means for each Operation Year, the lesser of

    - the Excess Cash Flow Estimate for such Operation Year previously deposited into the Contingency Funds, or

    - the Excess Cash Flow for such Operation Year, determined as of the Interim Determination Date, and based upon the proposed redetermination of our consolidated tax liability and taxable income as shown on the Internal Revenue Service examination report for such Operation Year.

    "INTERIM EXCESS DISPOSITION PROCEEDS PAYMENT" means the amount equal to either:


    - in the event of a Disposition before March 16, 2002


the amount deposited by CP&L             25% of the Maximum Indemnity
Energy with the trustee with        --   Obligation Amount
respect to a Disposition

                                       or

    - in the event of a Disposition after March 15, 2002

the amount deposited by CP&L             the Ratio multiplied by the
Energy with the trustee with        --   Maximum Indemnity Obligation
respect to a Disposition                 Amount

    and;


    - For any Disposition for which CP&L Energy is to receive one or more additional payments of Disposition Proceeds, the preceding formula shall be applied by replacing "Maximum Indemnity Obligation Amount" with a PRO RATA portion thereof based upon the ratio of the amount so deposited to the total Excess Disposition Proceeds received and to be received for such Disposition.


    "MAXIMUM INDEMNITY OBLIGATION AMOUNT" means either:


    - the total maximum indemnity obligation that could be incurred by CP&L Energy or any subsidiary with respect to any Disposition, as stated in the agreement providing for indemnity with respect to such Disposition, or



    - if no such maximum is stated in any agreement, CP&L Energy's good faith estimate of the total maximum indemnity obligation that could be incurred by CP&L Energy or any subsidiary with respect to such Disposition; provided that, in the case of an indemnity obligation concerning an environmental matter, CP&L Energy shall take into consideration (in forming its good faith estimate) the written evaluation of an independent third party.


    "NET CASH FLOW" means CP&L Energy's share of each EARTHCO business entity's income or loss adjusted for depreciation and other non-cash items, plus
(A) income tax benefits, less income taxes incurred and (B) income tax credits realized. CP&L Energy's share of each EARTHCO business entity's partnership income or loss shall be determined from Internal Revenue Service Schedule K-1, of Form 1065, received in connection with each partnership's tax filing. Such amount shall be adjusted to a cash basis by adjusting for depreciation and other non-cash items creating such income or loss. Income tax benefits will be determined for the Operation Year under consideration by multiplying (i) CP&L Energy's statutory United States federal income tax rate by any partnership losses relating to an EARTHCO plant reported on such Forms K-1 that CP&L Energy realizes on its Internal Revenue Service
Form 1120 and (ii) CP&L Energy's effective state income tax rate (after taking into account the deduction of state income taxes for United States federal income tax purposes) by any such partnership losses that CP&L Energy or a subsidiary realize on the applicable state income tax returns. Income taxes incurred shall be determined for the Operation Year under consideration by multiplying (i) CP&L Energy's statutory United States federal income tax rate by any partnership income reported on such Forms K-1 that CP&L Energy realizes on CP&L Energy's Internal Revenue Service Form 1120 and (ii) CP&L Energy's effective state income tax rate (after taking into account the deduction of state income taxes for United States federal income tax purposes) by any such partnership income that CP&L Energy or a subsidiary realizes on the applicable state income tax returns. The income tax credits realized will be determined by CP&L Energy's share of Section 29 credits on such Forms K-1 and any unused
Section 29 credits, related to the EARTHCO plants, carried forward (as part of our minimum tax credit) from previous Operation Years, that reduce total tax on CP&L Energy's Form 1120 for the current Operation Year. For purposes of the calculation of Net Cash Flow, in any Operation Year for which CP&L Energy generates carryforwards of tax credits of equal priority with the Section 29 credits under the Internal Revenue Code or Treasury Regulation ordering rules because of limitations on their use, the Section 29 credits will be deemed to be the first such credits used in such Operation Year. Additionally, Section 29 credits will be deemed utilized in the order in which they were earned.

    "OPERATION YEAR" means each tax year from 2001 through and including 2007.

    "PAYMENT DATE" means the date specified in the applicable officer's certificate as a date on which the trustee or CP&L Energy is to make a payment to the holders of the contingent value obligations or the trustee is to make a payment to CP&L Energy.

    "PREFERENCE" means $80 million for each Operation Year, subject to the following adjustments:

    - In the event of a Disposition of 100% of an EARTHCO plant or EARTHCO business entity, the Preference will be reduced by the following amounts (and for the year of the Disposition, by a PRO RATA portion based on the portion of the years remaining after the Disposition):

EARTHCO BUSINESS ENTITY OR EARTHCO PLANT OWNED BY             DOLLAR AMOUNT
-------------------------------------------------             -------------
Solid Energy, LLC...........................................  $15.8 million
Solid Fuel, LLC.............................................  $15.8 million
Ceredo Synfuel, LLC.........................................  $27.6 million
Sandy River Synfuel, LLC....................................  $20.8 million

    ; and

    - In the event of a Disposition of less than 100% of an EARTHCO plant or EARTHCO business entity, the Preference will be reduced by PRO RATA portions of the above amounts, based on the percentage sold and, for the year of the Disposition, the portion of the years remaining after the Disposition.

    "RATIO" means the ratio of Excess Cash Flow to Net Cash Flow for prior Operation Years, determined on a cumulative basis, assuming for this purpose that in each prior Operation Year our share of

    - the aggregate net income (as computed for United States federal income tax purposes) of the EARTHCO business entities is taxed at a combined federal and state income tax rate of 40%,

    - the aggregate net loss (as computed for United States federal income tax purposes) of the EARTHCO business entities produces a combined federal and state income tax benefit equal to 40% of such loss, and

    - Section 29 credits are utilized in full in the tax year earned.

    "SECTION 29 CREDITS" means any credit against the United States federal income tax liability of CP&L Energy resulting from the production and sale of "qualified fuels" from the EARTHCO plants to an unrelated person as provided for in Section 29 of the Internal Revenue Code.


    "TAX FILING DATE" means the date of the filing of CP&L Energy's annual United States federal income tax return for the applicable tax year.


    "TAX YEAR" means a calendar year or any fiscal year that CP&L Energy may adopt as its taxable year for United States federal income tax purposes.

                                 LEGAL MATTERS

    The legality of the CP&L Energy common stock and contingent value obligations to be issued in connection with the share exchange will be passed upon by Hunton & Williams.

                                    EXPERTS


    The financial statements and the related financial statement schedules of Florida Progress Corporation as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, have been incorporated by reference in this joint proxy statement/prospectus in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference in this joint proxy statement/prospectus, and upon the authority of KPMG LLP as experts in accounting and auditing.



    Representatives of KPMG LLP are expected to be present at the Florida Progress annual meeting. Representatives of that firm will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.



    The financial statements and the related financial statement schedules incorporated in this joint proxy statement/prospectus by reference from the Carolina Power & Light Company Annual Report on Form 10-K for the year ended December 31, 1999 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of Deloitte & Touche LLP given upon their authority as experts in accounting and auditing.



    Representatives of Deloitte & Touche LLP are expected to be present at the Carolina Power & Light special meeting. Representatives of that firm will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

                             ELECTION OF DIRECTORS



    The board of directors of the Florida Progress currently consists of nine members, divided into three classes. The terms of the three classes expire in 2000 (Class I directors), 2001 (Class II directors) and 2002 (Class III directors). Directors are generally elected for three-year terms.



    Three Class I directors with terms expiring in 2003 are to be elected at the annual meeting. The board of directors has nominated three persons, all of whom are currently directors, to stand for election at the annual meeting. The directors shall be elected by a plurality of the votes cast, so that the three persons nominated for election as Class I directors receiving the three highest totals of votes cast in favor of his or her election will be elected as Class I directors. Each share of common stock entitles its holder to cast one vote in respect of each director to be elected. Votes may not be cumulated.



    It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote all proxies FOR the election of the three nominees of the board of directors as directors of the Florida Progress. Directors elected at the annual meeting, after being duly qualified, will serve until their successors are elected and qualified.



    The board of directors has been informed that all nominees are willing to serve as directors, but if any of them should decline or be unable to serve as a director, the persons named in the accompanying proxy will vote for the election of another person or persons as they, in their discretion, may choose. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve.



INFORMATION AS TO NOMINEES



    The names and ages of the nominees for election as directors, their principal occupations and employment during the past five years, including a brief biography, and the first year elected as a director, are as follows:



                      NOMINEES FOR TERMS EXPIRING IN 2003
                              (CLASS I DIRECTORS)



    MICHAEL P. GRANEY, age 56, Partner, Simpson Thacher & Bartlett, Columbus, Ohio. He has practiced law with this New York based law firm since 1980 and is now resident partner in its Ohio office. His specialties are utilities, antitrust and litigation. He is a member of the American, District of Columbia, Ohio and Columbus Bar Associations and the Energy Bar Association. He is a director of Florida Power Corporation, the principal subsidiary of Florida Progress ("Florida Power"). Committees: Executive; Audit; Nominating and Board Governance, Chairman. Director since 1991.



    JOAN D. RUFFIER, age 60, Chairman of Human Services Technologies, Inc., a computer software products company which develops, markets and sells software used to link client information in not-for-profit businesses. She also serves as President of the University of Florida Foundation and Chair of the Finance Committee of Shands Healthcare, Inc. She was a General Partner of Sunshine Cafes, Ltd., Orlando, Florida, a food and beverage concession business at major Florida airports, for more than five years previously. She practiced public accounting with the firm of Colley, Trumbower & Howell from 1982-1986. She is a director of Florida Power and also serves on the boards of directors of Cyprus Equity Fund and INVEST, INC. Committees: Audit, Chairman; Compliance; Finance and Budget. Director since 1990.



    ROBERT T. STUART, JR., age 67, rancher and investor, Dallas, Texas, for more than five years. He held numerous executive positions with Mid-Continent Life Insurance Company ("Mid-Continent") since 1949, including Vice President, President, Chairman of the Board and Chief Executive Officer until 1986 when Mid-Continent was acquired by Florida Progress. He is a director of Florida Power. Committee: Audit. Director since 1986.

INFORMATION AS TO CONTINUING DIRECTORS



    The names and ages of directors who continue in terms expiring in 2001 and 2002, their principal occupations and employment during the past five years, including a brief biography, and the first year elected as a director, are as follows:



                CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2001
                              (CLASS II DIRECTORS)



    W. D. ("BILL") FREDERICK, JR., age 65, Citrus grower and investor, Orlando, Florida. From 1980 to 1992, Mr. Frederick served as Mayor of the City of Orlando. He practiced law as a public defender for the Ninth Judicial Circuit of Florida and in 1966 founded the Orlando law firm of Frederick, Wooten & Honeywell P.A. He returned to the practice of law in 1992 as a partner in the Orlando office of the firm of Holland & Knight from which he retired in 1995. He is a member of the board of directors of Florida Power, Blue Cross/Blue Shield of Florida, and SunTrust Bank, Central Florida, N.A. Committees: Compensation; Nominating and Board Governance; Compliance, Chairman. Director since 1995.



    RICHARD KORPAN, age 58, Chairman of the Board, President and Chief Executive Officer of Florida Progress. He was appointed Chairman of the Board, effective July 1, 1998. He has held the position of President since 1991, and became Chief Executive Officer of Florida Progress in June 1997. Since April 1996, he has also served as Chairman of the Board of Florida Power, and until June 1, 1997, as Chief Executive Officer of Florida Power. He joined Florida Progress in 1989 as Executive Vice President and Chief Financial Officer. He is a director of SunTrust Bank of Tampa Bay and a Member of the Business Roundtable. Committee:
Executive, Chairman. Director since 1989.



    VINCENT J. NAIMOLI, age 62, Chairman, President and Chief Executive Officer of Anchor Industries International, Inc., an operating and holding company, Tampa, Florida, a position he has held for more than five years. He is also Managing General Partner and Chief Executive Officer of the Tampa Bay Devil Rays, Ltd. Major League Baseball Club, St. Petersburg, Florida. He is a director of Florida Power, and in conjunction with the business activities of Anchor Industries, Mr. Naimoli serves as a director of Russell Stanley Corp. and JLM Industries. Committees: Executive; Finance and Budget, Chairman; Nominating and Board Governance. Director since 1992.



                CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2002
                             (CLASS III DIRECTORS)



    CLARENCE V. MCKEE, ESQ., age 57, Chairman and Chief Executive Officer of McKee Communications, Inc., Tampa, Florida, a firm involved in the acquisition and management of television and radio stations. He served as Counsel to Pepper & Corazinni, a Washington, D.C. communications law firm, from 1980 until 1987 when he became a co-owner of WTVT Holdings, Inc., where he held the position of Chairman and Chief Executive Officer until 1992. He is a director of Florida Power, and Checkers Drive-In Restaurants, Inc. Committees: Compensation; Audit; Nominating and Board Governance. Director since 1989.



    RICHARD A. NUNIS, age 67, Former Chairman of Walt Disney Attractions, Orlando, Florida, from which he retired in December 1998. He held various positions with the Disney organization since 1955, including Vice President, Operations in 1968, Executive Vice President of DISNEYLAND and Walt Disney World in 1972, President of Walt Disney Attractions in 1980, and Chairman in 1991. He is a director of Florida Power and SunTrust Bank, Central Florida N.A. and Director Emeritus of The Walt Disney Company. Committees: Executive; Finance and Budget; Compensation, Chairman. Director since 1989.



    JEAN GILES WITTNER, age 65, President of Wittner & Co. as well as its subsidiaries, St. Petersburg, Florida, firms involved in real estate management and insurance brokerage, consulting, and third party administration of COBRA and related products, positions she has held for more than five years. She previously served as President and Chief Executive Officer of a savings association until it was sold in 1986. She serves on the boards of Florida Power, and Raymond James Bank, F.S.B. Committees: Executive; Compensation; Compliance. Director since 1982.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS



    The following table sets forth information concerning shares of common stock that are held by persons known to Florida Progress to be the beneficial owners of more than 5% of said stock as of December 31, 1999.



                                                               NUMBER OF SHARES        PERCENT
NAME AND ADDRESS                                              BENEFICIALLY OWNED       OF CLASS
----------------                                              ------------------       --------
Capital Research and Management Company
  333 South Hope Street
  Los Angeles, CA 90071.....................................        8,895,000(1)         9.0%


------------------------


(1) Sole dispositive power.



SECURITY OWNERSHIP OF MANAGEMENT



    As of March 31, 2000, the directors and nominees and all other named executive officers individually, and the directors, nominees, named executive officers and executive officers of Florida Progress as a group, beneficially owned common stock as follows:



                                                                NUMBER OF SHARES      PERCENT OF
NAME                                                          BENEFICIALLY OWNED(1)   CLASS (2)
----                                                          ---------------------   ----------
W. D. ("Bill") Frederick, Jr................................            6,093(3)
Michael P. Graney...........................................            5,317
Richard Korpan..............................................           78,924(4)
Clarence V. McKee...........................................            3,221
Vincent J. Naimoli..........................................           15,571(5)
Richard A. Nunis............................................           27,487
Joan D. Ruffier.............................................            7,766
Robert T. Stuart, Jr........................................        1,505,015(6)         1.53%
Jean Giles Wittner..........................................           12,092(7)
Richard D. Keller...........................................           48,496(8)
Joseph H. Richardson........................................           38,740(9)
Kenneth E. Armstrong........................................           17,403(10)
Jeffrey R. Heinicka.........................................           17,231(11)
Edward W. Moneypenny........................................            1,847
All 15 directors, nominees, named executive officers and
  executive officers as a group, including those named
  above.....................................................        1,789,847            1.82%


------------------------


(1) Unless otherwise noted, the directors, nominees and named executive officers, and the directors, nominees and executive officers as a group, have sole voting and investment power with respect to the shares listed. An indication of shared voting or investment power for purposes of this proxy statement does not constitute an admission of ownership for any other purpose.



(2) Unless otherwise noted, each director, nominee and named executive officer, and all directors, nominees and executive officers as a group, own less than one percent of the outstanding shares of Florida Progress' common stock.

(3) Voting and investment power with respect to 2,500 shares is shared.



(4) Voting power with respect to 3,115 shares is shared.



(5) Voting and investment power with respect to 2,200 shares is shared.



(6) Voting and investment power with respect to 150,473 shares is shared.



(7) Voting and investment power with respect to 75 shares is shared.



(8) Voting power with respect to 8,718 shares is shared.



(9) Voting power with respect to 18,368 shares is shared. Investment power with respect to 13,813 shares is shared.



(10) Voting power with respect to 4,003 shares is shared.



(11) Voting and investment power with respect to 139 shares is shared. Voting power with respect to 2,695 shares is shared.



CHANGES IN CONTROL



    On August 22, 1999 Florida Progress entered into a share exchange agreement with Carolina Power & Light and CP&L Energy. The agreement was amended on
March 3, 2000. The consummation of share exchange will result in Florida Progress becomming a wholly owned subsidiary of CP&L Energy and the exchange of all of Florida Progress' common stock for cash and/or stock of CP&L Energy. See the earlier sections of this proxy statement relating to the share exchange.



LEGAL PROCEEDINGS



    In September 1999, Florida Progress and its directors were served with a purported class action complaint in connection with the proposed share exchange. See "The Share Exchange--Florida Progress Shareholder Lawsuit Regarding the Share Exchange".



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS



    Florida Progress has invested $5 million for a limited partnership interest in the Tampa Bay Devil Rays, Ltd. ("Devil Rays"), a Florida limited partnership that acquired in 1995 a Major League Baseball franchise to play scheduled home baseball games at Tropicana Field in St. Petersburg, Florida. The managing general partner and a limited partner of the Devil Rays is a corporation controlled by Vincent J. Naimoli, a director of Florida Progress.



    Florida Power has entered into a new and comprehensive Sponsorship, Promotion and Advertising Agreement (the "Agreement") with the Devil Rays which replaces all previous agreements between the two entities. The term of the Agreement is from August 1999 through December 31, 2007 and provides for advertising, signage, sponsorships and naming rights. Annual fees total $770,000, with individual components having zero or 3 1/2% annual escalation.



    The Agreement includes a lump sum payment of $5 million in 1999 for other promotions and advertising to be determined based on Florida Power's annual marketing plans. Activities have fixed pricing for the term of the Agreement. Florida Progress has the option to convert any unused funds into equity in the partnership during the term of the Agreement.



    In March 1998, Florida Progress entered into a Private Suite License Agreement ("License") for the use of a private suite in Tropicana Field for a ten-year term. The $125,000 annual License fee is subject to annual increases equal to the percentage increase in the Consumer Price Index or 2 1/2%, whichever is less. The terms and conditions of the License are substantially similar to those entered into with other licensees.

    Mr. Michael P. Graney is a partner in the law firm of Simpson Thacher & Bartlett. That firm provided legal services to Electric Fuels and its subsidiary, Progress Rail Services Corporation, in 1999, and has been providing similar legal services in 2000.



COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.



    Section 16(a) of the Securities Exchange Act of 1934 requires Florida Progress' officers and directors, and persons who own more than ten percent of a registered class of Florida Progress' equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish Florida Progress with copies of all Section 16(a) forms they file.



    Based upon a review of the copies of such forms furnished to Florida Progress during 1999 and written representations concerning the number of transactions that were not reported on a timely basis, Florida Progress believes that all of the required persons filed their applicable Section 16(a) reports on a timely basis during 1999 with the following exception: a Form 4 report of the sale of a fractional share of common stock was filed late by William G. Kelley, an executive officer of Florida Progress.



MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES



    Florida Progress' board of directors has six standing committees, the functions of which are briefly described as follows:



    THE AUDIT COMMITTEE examines accounting processes and reporting systems, assesses the adequacy of internal controls, monitors the Company's financial disclosures, and evaluates the performance and recommends the appointment of independent auditors.



    THE NOMINATING AND BOARD GOVERNANCE COMMITTEE reviews the role, composition, qualifications and structure of the board and its committees. It reviews and evaluates Board members in determining the annual directors' slate and identifies new director nominees. The Committee accepts nominees submitted by shareholders in accordance with the requirements of the Company's Bylaws. This Committee, along with the board, is responsible for reviewing and updating the Florida Progress Statement on Corporate Governance.



    THE COMPENSATION COMMITTEE reviews matters related to directors' and executive officers' compensation, as well as the general employees' compensation and benefit policies and practices of Florida Progress. This Committee also approves goals for annual and long-term incentive plans, evaluates performance against these goals, administers Florida Progress' stock-based long-term incentive plan and issues the Compensation Committee Report on executive compensation to shareholders.



    THE COMPLIANCE COMMITTEE ensures that the Company has established the procedures necessary to prevent and detect criminal conduct by its employees and other agents. It is responsible for oversight of the high standards of ethical conduct of the Company's businesses implemented through Florida Progress' Compliance Program and the Code of Conduct.



    THE FINANCE AND BUDGET COMMITTEE approves the annual profit plans, capital budgets and capital allocations of Florida Progress. The Committee also makes recommendations to the Board regarding dividend policy and reviews financings, acquisitions or divestitures by Florida Progress or its subsidiaries involving at least $20 million of total capital.

    THE EXECUTIVE COMMITTEE exercises the authority of the board during the intervals between meetings of the board.



    Members of all committees are identified in the sections titled "Information as to Nominees" and "Information as to Continuing Directors."



    During 1999, each director attended at least 75% of the total number of board and pertinent committee meetings. During 1999, the board of directors held seven meetings; the Audit Committee held three meetings; the Compensation Committee held four meetings; and the Nominating and Board Governance Committee held two meetings.



    The Nominating and Board Governance Committee will consider recommendations for nominees for election to the board of directors submitted by shareholders. In addition to other requirements, for a nomination to be made by a shareholder, Florida Progress' bylaws provide that such shareholder must give timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of Florida Progress (a) in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the date of the annual meeting; PROVIDED, HOWEVER, that in the event that less than 100 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever occurs first; and (b) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which the notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever occurs first.



COMPENSATION OF DIRECTORS



    Under the terms of the Stock Plan for Non-Employee Directors of Florida Progress Corporation and Subsidiaries (the "Director Plan"), 75% of each non-employee director's $30,000 retainer fee for 1999 was paid quarterly in arrears in common stock. In addition, non-employee directors were paid $1,500 for attendance at each meeting of Florida Progress' board of directors, and a per meeting fee of $1,000 for attendance at each subsidiary board or board committee meeting. A $750 meeting fee was also paid to each Committee Chairman for each meeting chaired. Directors were also paid a $500 attendance fee for participation in strategic update conferences, $1,000 for attendance at strategic planning seminars and subsidiary briefing tours and were reimbursed for expenses incurred for Florida Progress business purposes, or may use Florida Progress transportation or facilities, if available. The cash portion of directors' compensation is allowed to be deferred.



    To further align the interest of the board of directors to those of the shareholders, the board of directors has implemented a Phantom Stock Plan for the Benefit of Non-Employee Directors of the Florida Progress (the "Plan"). The Plan generally provides for the awarding of phantom stock, or the right to receive in cash the value of a share of stock in the future, subject to certain conditions. Under the Plan, an initial award, effective January 1, 1999, of 2,000 shares of phantom stock with a six year vesting schedule was made to each non-employee director. One sixth of the shares is vested for each year of service by the non-employee director. It is expected that new directors will be granted similar awards. At the Annual Meeting of Shareholders held April 16, 1999, non-employee directors elected to a three-year term received an award of 600 shares of phantom stock, which vest over a period of three years; non-employee directors continuing in office for a two-year term received an award of 400 shares of phantom stock, which vest over a period of two years; and non-employee directors continuing in office for a one-year term received an award of 200 shares of phantom stock, which vest over a period of one year. At the annual meeting of Shareholders to be held in 2000 and continuing thereafter, each non-employee director elected to a three-year term will receive an award of 600 shares of phantom stock to vest over a period of three years. Directors elected to a lesser term would be given a prorated award. Dividend equivalents are added to the phantom stock accounts upon the declaration of each quarterly dividend. The balance of each account will be paid in a lump sum cash payment or series of annual cash installments valued on the date of termination of service of the director. In the event of a change-in-control, all unvested phantom stock awards become immediately vested and directors receive lump sum cash payments equal to the value of all of their phantom stock units plus dividend equivalents. See "Changes in Control" on page {xx}.



    The Compensation Committee meets each year to review all elements of director compensation in comparison to peer and industry data. In
December 1999, the Compensation Committee recommended and the board of directors approved an increase effective January 1, 2000 in the annual retainer fee to $35,000 and in the Committee Chair fees to $1,000 per meeting chaired.



EXECUTIVE COMPENSATION



    The following table contains information with respect to compensation awarded, earned or paid during the years 1997-1999 to (i) the Chief Executive Officer ("CEO") of Florida Progress; (ii) the four most highly compensated executive officers other than the CEO of Florida Progress who were serving as executive officers at the end of the last completed fiscal year; and (iii) one individual for whom disclosures would have been provided pursuant to this item but for the fact that the individual was not serving as an executive officer of Florida Progress at the end of the last completed fiscal year (the individuals referred to in (i), (ii) and (iii) are referred to collectively as the "Named Executive Officers") whose total remuneration paid in 1999 exceeded $100,000.



                           SUMMARY COMPENSATION TABLE



                                                                                                     LONG-TERM
                                                                                                   COMPENSATION
                                                                                              -----------------------
                                                                                                AWARDS      PAYOUTS
                                                         ANNUAL COMPENSATION                  ----------   ----------
                                           ------------------------------------------------   RESTRICTED                ALL OTHER
                                                                             OTHER ANNUAL       STOCK         LTIP       COMPEN-
NAME AND PRINCIPAL POSITION                  YEAR      SALARY     BONUS     COMPENSATION(1)   AWARDS(2)    PAYOUTS(3)   SATION(4)
---------------------------                --------   --------   --------   ---------------   ----------   ----------   ---------
RICHARD KORPAN...........................    1999     $766,115   $975,000       $18,033        $519,093    $2,076,331    $29,700
  Chairman, President and Chief Executive    1998      650,766    594,000        16,891             N/A       792,754     28,650
  Officer                                    1997      592,304     41,500        11,850             N/A       324,028     26,490
JOSEPH H. RICHARDSON.....................    1999      449,135    490,000         3,685         227,558       910,148     19,125
  Group Vice President and President and     1998      421,158    382,500         2,625             N/A       437,994     18,900
  Chief Executive Officer, Florida Power     1997      384,619        -0-         1,685             N/A       162,091     13,890
RICHARD D. KELLER........................    1999      419,135    475,000        10,147         260,241     1,040,921     17,775
  Group Vice President and President and     1998      391,926    250,000         4,978             N/A       363,399     17,681
  Chief Executive Officer, Electric Fuels    1997      366,733    173,500           413             N/A       205,910     16,227
EDWARD W. MONEYPENNY.....................    1999      261,538    320,000         4,203             -0-       110,120      1,800
  Senior Vice President and Chief            1998          N/A        N/A           N/A             N/A           N/A        N/A
  Financial Officer                          1997          N/A        N/A           N/A             N/A           N/A        N/A
KENNETH E. ARMSTRONG.....................    1999      238,852    200,000           205          66,585       266,340     10,575
  Vice President and General Counsel         1998      231,933    127,500           -0-             N/A       170,849      9,882
                                             1997      215,009     10,000           -0-             N/A        88,944      9,963
JEFFREY R. HEINICKA......................    1999      280,992    199,036           426          77,689       310,800     12,645
  former Senior Vice President and Chief     1998      278,530    190,000         1,772             N/A       208,288     12,318
  Financial Officer                          1997      264,992     15,500           -0-             N/A       110,393     12,315


------------------------------


(1) Amounts represent the reimbursement of taxes on certain perquisites and other personal benefits.



(2) The Named Executive Officers of Florida Progress who met certain stock ownership guidelines and elected to take their LTIP payouts in common stock, received an additional 25% of their 1997-1999 Long Term Incentive Plan ("LTIP") award in restricted common stock which vests over a 10-year period with no shares vesting in years one through five and 20% vesting in each of the years six through ten. Dividends are payable on the restricted common stock to the extent and on the same date as dividends are paid on all other shares of common stock. All unvested shares of restricted common stock vest immediately upon the consummation of a change in control. Information for fiscal year 1999, represents the dollar value as of February 23, 2000, the date of award, of the total number of shares of restricted common stock awarded to the Named Executive Officers as follows:
    Richard Korpan 12,341 shares; Joseph H. Richardson 5,410 shares; Richard D. Keller 6,187 shares; Edward W. Moneypenny -0- shares; Kenneth E. Armstrong 1,583 shares; and Jeffrey R. Heinicka 1,847 shares.



(3) Information for fiscal year 1999, represents the dollar value as of February 23, 2000, the date of award, of shares of common stock earned under the 1997-1999 performance cycle of Florida Progress' LTIP, none of which are restricted. The total number of shares earned, including dividend equivalent shares, is as follows: Richard Korpan 49,363 shares; Joseph H. Richardson 21,638 shares; Richard D. Keller 24,747 shares; Edward W. Moneypenny 2,618 shares; Kenneth E. Armstrong 6,332 shares; and Jeffrey R. Heinicka 7,389 shares.



   For a discussion of the method of calculating payouts, see "Long-Term
    Incentive Compensation" in the "Report of the Compensation Committee of the
    Board of Directors" on pages       .



(4) Company contributions to the Florida Progress Savings Plan and Executive Optional Deferred Compensation Plan on behalf of the Named Executive Officers.



    The following table contains information with respect to performance shares granted in 1999 to the Named Executive Officers of Florida Progress under the
LTIP:



                          LONG-TERM INCENTIVE PLAN(1)
                                 AWARDS IN 1999



                               NUMBER OF    PERFORMANCE      ESTIMATED PAYOUT AT END OF PERIOD (3)
                              PERFORMANCE     PERIOD      --------------------------------------------
NAME                          SHARES (2)      COVERED      THRESHOLD        TARGET          MAXIMUM
----                          -----------   -----------   ------------   -------------   -------------
Richard Korpan..............     23,109      1999-2001    5,777 shares   23,109 shares   46,218 shares
Joseph H. Richardson........      9,904      1999-2001    2,476 shares    9,904 shares   19,808 shares
Richard D. Keller...........      9,243      1999-2001        0 shares    9,243 shares   25,418 shares
Jeffrey R. Heinicka.........      2,474      1999-2001      619 shares    2,474 shares    4,948 shares
Kenneth E. Armstrong........      2,069      1999-2001      517 shares    2,069 shares    4,138 shares
Edward W. Moneypenny........      1,406      1997-1999      352 shares    1,406 shares    2,812 shares
Edward W. Moneypenny........      3,093      1998-2000      773 shares    3,093 shares    6,186 shares
Edward W. Moneypenny........      4,779      1999-2001    1,195 shares    4,779 shares    9,558 shares


------------------------


(1) The LTIP is a common stock and cash-based incentive plan to reward participants for long-term performance of Florida Progress. It was approved by the shareholders in 1990. See "Long-Term Incentive Compensation" in the "Report of the Compensation Committee of the Board of Directors" on
    pages   for additional information.



(2) The number of performance shares granted is based on a percentage of base salary in effect at the time of each award and is subject to automatic increase or decrease on a prorated basis in accordance with changes to a participant's base salary or LTIP percentages throughout the performance cycle. In the event of a change in control of Florida Progress, 150% of all performance shares granted to the Named Executive Officers under the LTIP and then outstanding would automatically be considered earned and would be paid in cash or shares of unrestricted common stock together with cash or shares of unrestricted common stock payable for dividend equivalents accrued through the date of the change in control.



(3) Payouts for the 1999-2001 performance cycle are based on a comparison of Florida Progress' three-year average annual total shareholder return against an industry peer group, and for Mr. Keller, based also on Electric Fuels' compound annual earnings growth and return on average invested capital.



    Under certain circumstances, including the achievement of stock ownership guidelines upon normal conclusion of applicable cycles, beginning in 2000, the Named Executive Officers are entitled to a 25% restricted stock incentive bonus based on the number of shares of common stock earned under each performance cycle of the LTIP. The restricted stock vests over a 10-year period, but all shares would vest immediately upon consummation of a change in control.



PENSION PLAN TABLE



    The table below illustrates the estimated annual benefits (computed as a straight life annuity beginning at retirement at age 65) payable under Florida Progress' Retirement Plan for Exempt and Nonexempt Employees ("Retirement Plan"), Nondiscrimination Plan and Supplemental Executive Retirement Plan ("SERP") for specified final average compensation and years of service levels.



          ESTIMATED AGGREGATE ANNUAL RETIREMENT BENEFITS PAYABLE UNDER
            THE RETIREMENT PLAN FOR EXEMPT AND NONEXEMPT EMPLOYEES,
   THE NONDISCRIMINATION PLAN AND THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                   "TABLE A"



                                                                       SERVICE YEARS
   AVERAGE ANNUAL          ------------------------------------------------------------------------------------------------------
    COMPENSATION              5             10             15              20              25              30          35 OR MORE
---------------------      --------      --------      ----------      ----------      ----------      ----------      ----------
            $ 200,000      $ 37,500      $ 75,000      $  112,500      $  120,000      $  120,000      $  120,000      $  126,000
              300,000        56,250       112,500         168,750         180,000         180,000         180,000         189,000
              400,000        75,000       150,000         225,000         240,000         240,000         240,000         252,000
              500,000        93,750       187,500         281,250         300,000         300,000         300,000         315,000
              600,000       112,500       225,000         337,500         360,000         360,000         360,000         378,000
              700,000       131,250       262,500         393,750         420,000         420,000         420,000         441,000
              800,000       150,000       300,000         450,000         480,000         480,000         480,000         504,000
              900,000       168,750       337,500         506,250         540,000         540,000         540,000         567,000
            1,000,000       187,500       375,000         562,500         600,000         600,000         600,000         630,000
            1,100,000       206,250       412,500         618,750         660,000         660,000         660,000         693,000
            1,200,000       225,000       450,000         675,000         720,000         720,000         720,000         756,000
            1,300,000       243,750       487,500         731,250         780,000         780,000         780,000         819,000
            1,400,000       262,500       525,000         787,500         840,000         840,000         840,000         882,000
            1,500,000       281,250       562,500         843,750         900,000         900,000         900,000         945,000
            1,600,000       300,000       600,000         900,000         960,000         960,000         960,000       1,008,000
            1,700,000       318,750       637,500         956,250       1,020,000       1,020,000       1,020,000       1,071,000
            1,800,000       337,500       675,000       1,012,500       1,080,000       1,080,000       1,080,000       1,134,000
            1,900,000       356,250       712,500       1,068,750       1,140,000       1,140,000       1,140,000       1,197,000
            2,000,000       375,000       750,000       1,125,000       1,200,000       1,200,000       1,200,000       1,260,000
            2,100,000       393,750       787,500       1,181,250       1,260,000       1,260,000       1,260,000       1,323,000

          ESTIMATED AGGREGATE ANNUAL RETIREMENT BENEFITS PAYABLE UNDER
            THE RETIREMENT PLAN FOR EXEMPT AND NONEXEMPT EMPLOYEES,
   THE NONDISCRIMINATION PLAN AND THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                   "TABLE B"



                                                                       SERVICE YEARS
   AVERAGE ANNUAL          ------------------------------------------------------------------------------------------------------
    COMPENSATION              5             10             15              20              25              30          35 OR MORE
---------------------      --------      --------      ----------      ----------      ----------      ----------      ----------
            $ 200,000      $ 30,000      $ 60,000      $   90,000      $  120,000      $  120,000      $  120,000      $  126,000
              300,000        45,000        90,000         135,000         180,000         180,000         180,000         189,000
              400,000        60,000       120,000         180,000         240,000         240,000         240,000         252,000
              500,000        75,000       150,000         225,000         300,000         300,000         300,000         315,000
              600,000        90,000       180,000         270,000         360,000         360,000         360,000         378,000
              700,000       105,000       210,000         315,000         420,000         420,000         420,000         441,000
              800,000       120,000       240,000         360,000         480,000         480,000         480,000         504,000
              900,000       135,000       270,000         405,000         540,000         540,000         540,000         567,000
            1,000,000       150,000       300,000         450,000         600,000         600,000         600,000         630,000
            1,100,000       165,000       330,000         495,000         660,000         660,000         660,000         693,000
            1,200,000       180,000       360,000         540,000         720,000         720,000         720,000         756,000
            1,300,000       195,000       390,000         585,000         780,000         780,000         780,000         819,000
            1,400,000       210,000       420,000         630,000         840,000         840,000         840,000         882,000
            1,500,000       225,000       450,000         675,000         900,000         900,000         900,000         945,000
            1,600,000       240,000       480,000         720,000         960,000         960,000         960,000       1,008,000
            1,700,000       255,000       510,000         765,000       1,020,000       1,020,000       1,020,000       1,071,000
            1,800,000       270,000       540,000         810,000       1,080,000       1,080,000       1,080,000       1,134,000
            1,900,000       285,000       570,000         855,000       1,140,000       1,140,000       1,140,000       1,197,000
            2,000,000       300,000       600,000         900,000       1,200,000       1,200,000       1,200,000       1,260,000
            2,100,000       315,000       630,000         945,000       1,260,000       1,260,000       1,260,000       1,323,000



    The Named Executive Officers are entitled to benefits under the SERP. These benefits are offset by the benefits payable under the Retirement Plan and the Nondiscrimination Plan, as well as 50% of the executive's primary Social Security benefit. The estimated annual SERP benefit for the Named Executive Officers (except for Mr. Moneypenny) (each a "Grandfathered Participant"), prior to any offsets, may be determined using the Pension Plan Table "A" (the "Grandfathered Participant table") set forth above. The estimated annual SERP benefit for Mr. Moneypenny (the "non-grandfathered participant"), prior to any offsets and subject to a vesting schedule, may be determined using Pension Plan Table "B" (the "non-grandfathered participant table") also set forth above. For these purposes, the current compensation for each executive that would be used in calculating benefits under the SERP is substantially the same as the three year average of the salary and bonus reported in the summary compensation table, and the number of years of deemed credited service that would be used in calculating benefits under the SERP for each such executive is as follows:
Mr. Korpan, 35 years of service; Mr. Richardson, 24 years of service;
Mr. Keller, 21 years of service; Mr. Moneypenny, 1 year of service;
Mr. Armstrong, 16 years of service; and Mr. Heinicka, 22 years of service. Under the formula used for calculating benefits under the SERP, the maximum benefit payable to each Grandfathered Participant who is a Named Executive Officer would be reached at 16 years of deemed credited service unless the Named Executive Officer would have 35 years of deemed credited service. The maximum benefit payable to a Named Executive Officer who is a non-grandfathered participant would be reached at 20 years of service unless the Named Executive Officer would have 35 years of deemed credited service.



    Accrued benefits may also be paid under each of the Retirement Plan, Nondiscrimination Plan and SERP if a participant terminates employment before age 65 and meets the requirements for early retirement, disability, death or other termination-of-employment benefits after becoming vested under the rules of the particular plan.

    Under the Retirement Plan and the Nondiscrimination Plan, the compensation taken into account in calculating benefits is salary only. The years of credited service that would be used in calculating benefits under the formula applicable to the Retirement Plan and the Nondiscrimination Plan (1.8% of final average earnings for each year of service) for the Named Executive Officers in the summary compensation table are as follows: Mr. Korpan, 11 years of service;
Mr. Richardson, 24 years of service; Mr. Keller, 21 years of service;
Mr. Moneypenny, 1 year of service, Mr. Armstrong, 13 years of service; and Mr. Heinicka, 22 years of service. The benefits under the Retirement Plan and the Nondiscrimination Plan are subject to offset by an amount equal to 1 1/7% of a participant's primary Social Security benefit for each year of service (with a maximum offset of 40%).



    In the event of a change in control, each Grandfathered Participant currently employed by Florida Progress would receive credit under the SERP for five additional years of service, but in no event would such additional years of credited service cause the maximum benefit to be increased. Each non-grandfathered participant would receive a credit under the SERP for three additional years of service, but in no event would such additional years of credited service cause the maximum benefit to be increased. If a participant's employment were terminated following a change in control, the benefit payable from the SERP would be as follows: (1) an annuity at age 55 through 59, subject to early payment reductions in the amount of 3% (for Grandfathered Participants) or 5% (for non-grandfathered participants) for each year prior to age 60, or at age 60 without reduction; (2) the amount of any federal excise taxes (and income taxes on any reimbursement under this provision) imposed on the executive under
Section 4999 of the Internal Revenue Code; and (3) a 50% surviving spouse benefit payable upon death.



EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS



    Florida Progress has had an employment agreement with Mr. Korpan since 1995. The term of the current agreement is from March 1, 1998 through February 28, 2002. On each March 1, beginning with March 1, 2000, the agreement will automatically be extended for one additional year, unless either party gives
90 days' written notice to the contrary. The employment agreement provides severance benefits equal to three times the sum of his annual base salary and target annual bonus and payment of the number of shares equal to the target award he could have earned for each uncompleted performance cycle under the LTIP, plus the number of shares earned and not yet paid out for any performance cycle that has been completed. The employment agreement was amended in August 1999, to provide that if Mr. Korpan's employment were to be terminated as a result of a change in control prior to age 62, his total retirement benefit would be comparable to his retirement benefit based on a minimum average annual compensation of approximately $1.2 million. To the extent that benefits are payable under both Mr. Korpan's employment agreement and the agreement referred to in the next paragraph, they are payable to the maximum extent under either, but not both, of those agreements.



    Change-in-control benefits were previously included in the SERP which was originally adopted August 1, 1989, and which has been amended from time to time. In 1998, Florida Progress entered into individual agreements dealing with a change in control as defined in each agreement with each of the Named Executive Officers, except Mr. Moneypenny's agreement which was entered into upon his employment in March, 1999. Mr. Korpan's and Mr. Richardson's agreements were amended in August, 1999 to increase the percentage of long-term incentive compensation based severance that would be paid out in the event of termination of employment. Otherwise, the agreements have remained unmodified since their execution. The original agreements implemented changes to the change-in-control benefits previously included in the SERP and reduced the cost to Florida Progress in the event a change in control occurs. The exact terms of the change in control agreements vary, but generally fit within three categories. Generally, the agreements entitle the executives to compensation and benefits at least equal to the compensation and benefits they were receiving prior to the change in control. Severance benefits would be provided under the agreements if the individual's employment were to be actively or constructively terminated within 36 months after a change in control occurred. Finally, severance benefits will be provided following a termination of employment for any reason during the 13th month after the consummation of a change in control transaction. Severance benefits to which the Named Executive Officer would be entitled include the following:



(1) a cash payment equal to two, two and one half, or three times the individual's annual base salary and annual bonus;



(2) payout in cash at 150%, 200%, or 275% of the number of shares granted under the LTIP after a change in control less any amounts paid upon consummation of the change in control as provided under the LTIP;



(3) credit for three or five additional years of service, not to exceed the maximum, under the SERP;



(4) continuation of welfare benefits comparable to those in place prior to the change in control for 24, 30 or 36 months following termination, with lifetime access to medical insurance at the individual's expense thereafter;



(5) reimbursement of relocation expenses incurred within 24, 30 or 36 months of termination and not covered by another employer, not to exceed $10,000; and



(6) reimbursement for reasonable legal fees and disbursements related to the taxation of payments made to the individual, not to exceed $15,000.



    The agreements also provide for an additional payment, if required, to make the individual's whole for any excise tax imposed by Section 4999 of the Internal Revenue Code.



REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS



EXECUTIVE COMPENSATION DESIGN



    Florida Progress' executive compensation system is intended to attract, retain and motivate high quality executives with individually tailored market- and performance-based compensation packages that reward protection of Florida Progress assets and enhancement of shareholder value. The Compensation Committee of the board of directors of Florida Progress (the "Committee"), comprised solely of non-employee directors, approves total compensation opportunities and awards for executive officers of Florida Progress and Florida Power. The target compensation for each executive officer is established annually by the Committee and is made up of three principal components: base salary; annual incentive cash compensation; and long-term incentive compensation payable in cash or common stock. A significant portion of each executive officer's total target compensation is variable, at risk and dependent upon Florida Progress' annual and long-term performance.



    In determining target compensation, the Committee reviews market values compiled by human resource professionals from several independent surveys based upon an equal blend of compensation levels of both electric power and general industry median rates, where possible. This philosophy is intended to reflect the changing nature of the electric utility industry and to recognize the fact that pay practices in the future must be adequate to attract talented employees from other industries. In establishing 1999 target compensation opportunities, the Committee received an updated competitive compensation analysis for total direct compensation presented by a representative of Towers Perrin, a benefits consulting firm, for each executive officer. On an overall basis, Florida Progress' executive compensation levels were generally aligned with their respective target markets; however, they were below competitive levels, on a total direct compensation basis due to Florida Progress' long-term incentive levels which had fallen behind competitive levels because of significant increases in long-term incentive market practices.



    The Committee believes its "pay-for-performance" program, which compensates an executive officer at his or her target level of compensation only if specific goals are achieved, is a fair way to structure an executive compensation program. The program rewards executives for meeting performance targets, thus producing benefits for Florida Progress and its shareholders.

    A discussion of the three compensation components and the actions taken by the Committee with respect to compensation reported for 1999 for the Named Executive Officers follows:



BASE SALARY



    The base salary component is based, in most instances, on an equal weighting of market data from both utility and general industry sources. An executive officer's base salary will vary within this competitive framework based on experience, responsibilities, leadership and performance. As a result, updated market data indicated that increases were appropriate in 1999 for the Named Executive Officers (except for Mr. Moneypenny who began employment in March 1999) as is reflected in the Summary Compensation Table. For Florida Progress' Chairman and CEO, the Committee took into consideration the market value range which included responsibilities as both Chairman of the Board and Chief Executive Officer. In addition, the Chairman and CEO's base salary was increased from $750,000 to $800,000 in August 1999 based on updated market data provided by two compensation consultants, Hewitt Associates and Towers Perrin.



ANNUAL INCENTIVE CASH COMPENSATION



    Florida Progress' Management Incentive Compensation Plan ("MICP") provides annual incentive cash compensation opportunities to officers and key employees of Florida Progress and Florida Power (including the Named Executive Officers) by creating performance award opportunities associated with the achievement of corporate and business unit goals. For 1999, the goals associated with the threshold (50%), target (100%) and maximum (200%) payout levels of the MICP for Florida Power business units were based on five components: earnings per share
(EPS), price, reliability, service and employee safety. Electric Fuel's 1999 MICP corporate goals were again based on net income growth and return on invested capital, the same measurements as the previous year with payout levels of threshold (50%), target (100%) and maximum (150%). Florida Power participants' goals are based 100% on its results; the Energy and Transportation Group Vice President's goals are based 100% on Electric Fuel's goals and Florida Progress participants' goals are based 80% on Florida Power's earnings per share goal, 15% on Electric Fuel's goals and 5% on a goal based on the budgeted net income for "corporate and other."



    The 1999 annual incentive compensation opportunities at target payout level for the Named Executive Officers ranged from 40% to 65% of base salary. None of the target opportunities were increased from 1998, except the target opportunity established for Florida Progress' CEO was increased from 60% to 65%.



    The amounts contained in the bonus column of the Summary Compensation Table for the Named Executive Officers (other than Florida Progress' CEO) for 1999 are the result of the Committee's determination that 1999 results were slightly below the maximum goals established for Florida Power, at the maximum goals established for Electric Fuels corporate and slightly below the maximum goals established for Florida Progress. The amount contained in the bonus column of the Summary Compensation Table for Florida Progress' CEO for 1999 is based on achievement at 188% of the target goal. The amounts contained in the bonus column for all the Named Executive Officers were the result of the application of a mathematical formula that converts the goal levels achieved into dollar amounts and adjustments made by Florida Progress' CEO up to 25% with respect to three of the Named Executive Officers which were approved by the Committee.



LONG-TERM INCENTIVE COMPENSATION



    To facilitate executive stock ownership and align the interest of key executives with that of Florida Progress' other shareholders in the long-term performance of Florida Progress, the Committee awarded in 1999 the Named Executive Officers the opportunity to earn common stock or cash through the grant of performance shares under Florida Progress' LTIP, as indicated in the
table appearing on page   . To date, under the LTIP, the Committee has granted
performance shares for ten consecutive three-year performance cycles beginning with the 1991-1993 performance cycle.

    To the extent earned, performance shares are converted into shares of unrestricted common stock; however, if certain stock ownership guidelines have been met, a participant may elect to convert such performance shares into either unrestricted common stock or cash. To further align the interests of its officers with those of the shareholder, in June, 1999 the Compensation Committee adopted increased stock ownership guidelines. As an incentive to achieve the increased stock ownership guidelines, the Compensation Committee granted officers the opportunity to earn an additional 25% of the amount of the officer's LTIP award in restricted common stock, provided the officer meets the stock ownership guidelines and elects to take his or her LTIP award in stock, rather than cash. The restricted common stock has a 10-year vesting schedule with no shares vesting in years one through five and 20% vesting in each of years 6 through 10. All of the unvested restricted common stock will vest immediately upon consummation of a change in control.



    The financial goals for the 1997-1999 performance cycle of the LTIP were established by the Committee to be a comparison of Florida Progress' total shareholder return against an industry peer group. The goal for the Group Vice President, Energy and Transportation Group, also included a three-year earnings growth and return on invested capital goal weighted 75%, with Florida Progress' total shareholder return goal weighted 25%.



    The payouts listed in the Long-Term Compensation column of the Summary
Compensation Table for the Named Executive Officers on page   for the 1997-1999
performance cycle are the result of the Committee's determination of slightly below maximum achievement of Florida Progress' total shareholder return goal and 77% of maximum payout based on the achievement of Electric Fuel's earnings growth and return on invested capital goal. A mathematical formula was used to convert the goal level achieved into the number of performance shares earned; then, dividend equivalents on shares earned for the period of the performance cycle were added. All payouts to currently employed Named Executive Officers were made in shares of common stock and all of the Named Executive Officers, except the recently employed Chief Financial Officer, met their stock ownership guidelines, resulting in the award of an additional 25% in restricted common stock as reflected in the table.



    During 1999, the Committee approved the number of performance shares granted to each Named Executive Officer (other than Florida Progress' CEO) for the 1999-2001 performance cycle that had a value on the date of grant equal to 40% to 100% of 1999 base salary, depending on the total compensation opportunity established by the Committee for each executive. Increases were made to the target percentages for several of the Named Executive Officers from the percentages used in the previous performance cycle due to the Towers Perrin presentation previously discussed. The grants are subject to automatic increase or decrease on a prorated basis in accordance with changes to a participant's base salary or LTIP percentage during the performance cycle. For Florida Progress' CEO the number of performance shares granted for the 1999-2001 performance cycle had a value on the date of grant equal to 140% of his 1999 base salary which was initially increased from the previous year based upon a review of updated market data for the targeted range for Florida Progress' Chairman and CEO. In addition, the Chairman and CEO's LTIP percentage was increased in August 1999 to 180% of his base salary in accordance with updated market value data provided by two compensation consulting firms, Hewitt Associates and Towers Perrin.



DEDUCTIBILITY OF EXECUTIVE COMPENSATION



    Section 162(m) of the Internal Revenue Code would deny Florida Progress a deduction for compensation paid to each Named Executive Officer in a taxable year to the extent it exceeds $1 million per officer, unless the compensation qualifies as "performance-based compensation." In 1997, the Committee rescinded an amendment to Florida Progress' MICP that provided for the mandatory deferral of annual cash incentive compensation that would not qualify for a Florida Progress tax deduction due to Section 162(m) of the Internal Revenue Code until such time as it becomes deductible. The MICP deferral was no longer effective in preserving the full deduction and the Committee has determined that the amount of the foregone deduction for 1999 was not material.



Respectfully submitted,
Richard A. Nunis, Chairman
W. D. ("Bill") Frederick, Jr.
Clarence V. McKee
Jean Giles Wittner



COMPANY PERFORMANCE



    The following graph compares Florida Progress' performance, as measured by the change in price of its common stock, plus reinvested dividends, with the Standard & Poor's ("S & P") Electric Companies stock index and the S & P 500 stock index for the five years ended December 31, 1999:



                                    [CHART]



                                                     1994       1995       1996       1997       1998       1999
                                                   --------   --------   --------   --------   --------   --------
Florida Progress.................................    100        126        122        158        190        189
S & P Electric Companies.........................    100        131        130        165        191        154
S & P 500........................................    100        138        169        226        290        351



RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS



    The firm of KPMG LLP, which has been Florida Progress' independent certified public accountants since February 2, 1990, was recommended by the Audit Committee and approved by the board of directors as Florida Progress' auditor for the year ended December 31, 1999.



    On February 23, 2000, Florida Progress again selected KPMG LLP as its independent auditors for the current year. Representatives of KPMG LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

    Neither the Florida Progress board of directors nor the CP&L Energy board of directors currently intends to bring before either company's meeting any matters other than those specified in the notice and neither board has knowledge of any other matters which may be brought up by other persons. However, if any other matters properly come before either company's meeting or any adjournment of either company's meeting, and are voted upon, the enclosed proxies will be deemed to confer discretionary authority on the persons named as proxies to vote the shares represented by those proxies as to those other matters. Those persons named as Florida Progress proxies intend to vote or not vote in accordance with the recommendation of the management of Florida Progress. Those persons named as proxies in the CP&L Energy proxies intend to vote or not vote in accordance with the recommendation of the management of CP&L Energy.

SHAREHOLDER PROPOSALS

    FLORIDA PROGRESS. Proposals of Florida Progress shareholders intended to be included in the Florida Progress proxy statement and presented at the 2001 Annual Meeting must be received by Florida Progress on or before November [13], 2001. Shareholder proposals submitted outside this process must satisfy the advance notice provisions of the Florida Progress bylaws, which require timely notice by shareholders in proper form for other business to be conducted at an annual meeting. To be timely, in addition to other requirements, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of Florida Progress not less than 90 days nor more than 120 days before the date of the annual meeting; provided, however, that in the event that less than 100 days' notice or before public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder in order to be timely must be received not later than the close of business on the 10th day following the day on which the notice of the date of the annual meeting was mailed or the public disclosure of the date of the annual meeting was made, whichever is first. Proposals should be sent to Florida Progress Corporation, P.O. Box 33042, St. Petersburg, Florida 33733, Attn: Secretary.

    CP&L ENERGY. CP&L Energy expects to maintain the same annual meeting schedule as Carolina Power & Light has followed in the past. Accordingly, shareholder proposals submitted for inclusion in the proxy statement for the 2001 annual meeting must be received no later than December 1, 2000 at the CP&L Energy's principal executive offices, addressed to the attention of:

                       William D. Johnson
                       Senior Vice President and Corporate Secretary CP&L Energy, Inc.
                       Post Office Box 1551
                       Raleigh, North Carolina 27602-1551

    In the event that CP&L Energy is unable to meet the anticipated 2001 annual meeting schedule and the meeting date is changed by more than 30 calendar days from May 10, 2001, shareholder proposals for the 2001 annual meeting must be received at the address above a reasonable time before we print and mail our proxy statement.

    Any other proposal that a shareholder desires to be presented for action at an annual meeting must be received by the Secretary of CP&L Energy no later than the close of business on the 60th day before the first anniversary of the immediately preceding year's annual meeting. The proposal must include a brief description of the business desired to be brought before the meeting, the shareholder's name and address, the class and number of shares owned by the shareholder and disclosure of any material interest the shareholder may have in the matter proposed.

                      WHERE YOU CAN FIND MORE INFORMATION

    DOCUMENTS INCORPORATED BY REFERENCE. CP&L Energy, Carolina Power & Light and Florida Progress file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. CP&L Energy also has filed with the Securities and Exchange Commission a
Registration Statement on Form S-4 (333-      ) under the Securities Act, with
respect to the CP&L Energy common stock to be issued in the share exchange. This joint proxy statement/prospectus is part of that registration statement and constitutes a prospectus of CP&L Energy.

    This joint proxy statement/prospectus does not contain all of the information discussed in the registration statement or the exhibits to the registration statement, parts of which have been omitted in accordance with the rules and regulations of the Securities and Exchange Commission. For further information, you should refer to the registration statement, copies of which may be obtained from the Securities and Exchange Commission as explained below.

    The Securities and Exchange Commission allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this joint proxy statement/ prospectus and information that we file later with the Securities and Exchange Commission will automatically update and supersede this information.

    CP&L Energy and Florida Progress incorporate by reference the documents listed below. As a result of the recent completion of the holding company restructuring, CP&L Energy incorporates by reference the documents of Carolina Power & Light. Some of these filings have been amended by later filings, which also are listed. CP&L Energy and Florida Progress may be required by the Securities and Exchange Commission to file other documents under Section 13(a), 13(c), 24 or 15(d) of the Securities Exchange Act of 1934 between the time this joint proxy statement/prospectus is mailed and the date the meetings are held. These other documents will be deemed incorporated by reference in this joint proxy statement/ prospectus and to be a part of it from the date they are filed with the Securities and Exchange Commission. Any statements contained in this joint proxy statement/prospectus concerning the provisions of any document filed with the Securities and Exchange Commission are not necessarily complete, and, in each instance, you should refer to the document in its entirety for complete information.

    You should rely only on the information incorporated by reference or
provided in this joint proxy statement/prospectus, dated             , 2000. You
should not assume that the information in this joint proxy statement/prospectus is accurate as of any date other than that date.

    Florida Progress and CP&L Energy also incorporate by reference additional documents that may be filed with the Securities and Exchange Commission between the date of this joint proxy statement/ prospectus and the completion of the share exchange or the termination of the agreement and plan of exchange. These include Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. CP&L Energy incorporates by reference the description of the CP&L Energy common stock in the CP&L Energy Registration Statement on Form S-4 (Registration No. 333-86243) filed August 31, 1999 with respect to the CP&L Energy common stock, including all amendments and reports filed for the purpose of updating the description.

    CAROLINA POWER & LIGHT SECURITIES AND
EXCHANGE COMMISSION FILINGS (FILE NO. 1-3382)                         PERIOD/AS OF DATE
----------------------------------------------            -----------------------------------------
Definitive Proxy Statement.................               March 31, 2000
Annual Report on Form 10-K.................               Fiscal year ended December 31, 1999
Quarterly Report on Form 10-Q..............               Quarter ended March 31, 2000
Current Report on Form 8-K.................               April 1, 2000

CP&L ENERGY SECURITIES AND EXCHANGE COMMISSION
         FILINGS (FILE NO. 333-86243)                                 PERIOD/AS OF DATE
----------------------------------------------            -----------------------------------------
Registration Statement on Form S-4
(Registration No. 333-86243)...............               Filed August 31, 1999
Annual Report on Form 10-K.................               Fiscal year ended December 31, 1999

FLORIDA PROGRESS SECURITIES AND EXCHANGE COMMISSION
             FILINGS (FILE NO. 1-3274)                                     PERIOD/AS OF DATE
---------------------------------------------------            -----------------------------------------
Annual Report on Form 10-K....................                 Fiscal year ended December 31, 1999
Quarterly Report on Form 10-Q.................                 Quarter ended March 31, 2000
Current Report on Form 8-K....................                 April 27, 2000
Current Report on Form 8-K....................                 February 24, 2000
Current Report on Form 8-K....................                 January 27, 2000

    WHERE TO OBTAIN DOCUMENTS. Securities and Exchange Commission filings are available to the public over the internet at the Securities and Exchange Commission's web site at http://www.sec.gov. You may also read and copy any documents that are filed at the Securities and Exchange Commission's public reference room at 450 Fifth Street, N.W., Washington, D.C.; 7 World Trade Center, Suite 1300, New York, New York; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain filed documents from commercial document retrieval services (some of which also provide on-line delivery).

    Documents incorporated by reference are available from the companies without charge by first class mail or equally prompt means within one business day of receipt of your request, excluding exhibits unless the exhibit has been specifically incorporated by reference into the information that this joint proxy statement/prospectus incorporates. If you want to receive a copy of any document incorporated by reference, please request in writing or by telephone from the appropriate company at the following addresses:

CP&L ENERGY, INC.                                    FLORIDA PROGRESS CORPORATION
CAROLINA POWER & LIGHT COMPANY                       Investor Services
Shareholder Relations                                P.O. Box 14042 (BT11B)
411 Fayetteville Street                              St. Petersburg, Florida 33733
Raleigh, North Carolina 27601                        Telephone: (800) 937-2640
Telephone: (800) 662-7232

    IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, REQUESTS SHOULD BE MADE
BY             , 2000.

                      WHAT INFORMATION YOU SHOULD RELY ON

    WE HAVE NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION THAT DIFFERS FROM, OR ADDS TO, THE INFORMATION DISCUSSED IN THIS JOINT PROXY STATEMENT/PROSPECTUS OR IN THE OTHER DOCUMENTS THAT WE SPECIFICALLY INCORPORATE BY REFERENCE, OR IN OTHER DOCUMENTS WE HAVE PUBLICLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THEREFORE, IF ANYONE GIVES YOU DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT.

    THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS SPEAKS ONLY AS OF ITS DATE UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES. THIS JOINT PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO EXCHANGE OR SELL, OR A SOLICITATION OF AN OFFER TO EXCHANGE OR PURCHASE, THE FLORIDA PROGRESS COMMON STOCK OR TO ASK FOR PROXIES, TO OR FROM ANY PERSON TO WHOM IT IS UNLAWFUL TO DIRECT THESE ACTIVITIES. UNDER THOSE CIRCUMSTANCES, THE SOLICITATION AND OFFER PRESENTED BY THIS JOINT PROXY STATEMENT/ PROSPECTUS DOES NOT APPLY TO YOU.

                                    ANNEX A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                         AGREEMENT AND PLAN OF EXCHANGE
                                  By and Among
                        Carolina Power & Light Company,
                          Florida Progress Corporation
                                      and
                               CP&L Energy, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          DATED AS OF AUGUST 22, 1999
                    AMENDED AND RESTATED AS OF MARCH 3, 2000

                               TABLE OF CONTENTS


                                                                                          PAGE
                                                                                        --------
ARTICLE I     DEFINITIONS.............................................................  A-1
              Section 1.1.   AGREEMENT................................................  A-1
              Section 1.2.   ALTERNATIVE PROPOSAL.....................................  A-1
              Section 1.3.   ATOMIC ENERGY ACT........................................  A-1
              Section 1.4.   CERTIFICATES.............................................  A-1
              Section 1.5.   CLOSING; CLOSING DATE....................................  A-1
              Section 1.6.   COBRA....................................................  A-2
              Section 1.7.   CODE.....................................................  A-2
              Section 1.8.   CONFIDENTIALITY AGREEMENT................................  A-2
              Section 1.9.   CONTRACTS................................................  A-2
              Section 1.10.  CP&L COMMON STOCK........................................  A-2
              Section 1.11.  CP&L COMPANIES...........................................  A-2
              Section 1.12.  CP&L DISCLOSURE SCHEDULE.................................  A-2
              Section 1.13.  CP&L EXCHANGE............................................  A-2
              Section 1.14.  CP&L EXCHANGE AGREEMENT..................................  A-2
              Section 1.15.  CP&L EXCHANGE REGISTRATION STATEMENT.....................  A-2
              Section 1.16.  CP&L EXCHANGE SPECIAL MEETING............................  A-2
              Section 1.17.  CP&L SEC REPORTS.........................................  A-2
              Section 1.18.  EFFECTIVE TIME...........................................  A-3
              Section 1.19.  ENCUMBRANCES.............................................  A-3
              Section 1.20.  ENVIRONMENTAL CLAIM AND ENVIRONMENTAL LAWS...............  A-3
              Section 1.21.  ENVIRONMENTAL PERMITS....................................  A-3
              Section 1.22.  ERISA....................................................  A-3
              Section 1.23.  EXCHANGE.................................................  A-3
              Section 1.24.  EXCHANGE ACT.............................................  A-3
              Section 1.25.  EXCHANGE AGENT...........................................  A-3
              Section 1.26.  EXCHANGE CONSIDERATION...................................  A-3
              Section 1.27.  FBCA.....................................................  A-3
              Section 1.28.  FCC......................................................  A-3
              Section 1.29.  FERC.....................................................  A-3
              Section 1.30.  FINAL STOCK PRICE........................................  A-3
              Section 1.31.  FPC ARTICLES OF EXCHANGE.................................  A-4
              Section 1.32.  FPC BENEFIT PLANS........................................  A-4
              Section 1.33.  FPC COMMON STOCK.........................................  A-4
              Section 1.34.  FPC COMPANIES............................................  A-4
              Section 1.35.  FPC DISCLOSURE SCHEDULE..................................  A-4
              Section 1.36.  FPC LTIP.................................................  A-4
              Section 1.37.  FPC PENSION PLAN.........................................  A-4
              Section 1.38.  FPC PLAN OF EXCHANGE.....................................  A-4
              Section 1.39.  FPC QUALIFIED PLAN.......................................  A-4
              Section 1.40.  FPC RIGHTS...............................................  A-4

                                                                                          PAGE
                                                                                        --------
              Section 1.41.  FPC RIGHTS AGREEMENT.....................................  A-4
              Section 1.42.  FPC SEC REPORTS..........................................  A-4
              Section 1.43.  FPC SHARE................................................  A-5
              Section 1.44.  FPC SPECIAL MEETING......................................  A-5
              Section 1.45.  FPC UTILITY SUBSIDIARY...................................  A-5
              Section 1.46.  FPSC.....................................................  A-5
              Section 1.47.  FUND.....................................................  A-5
              Section 1.48.  GAAP.....................................................  A-5
              Section 1.49.  GOVERNMENTAL AUTHORITY...................................  A-5
              Section 1.50.  HAZARDOUS MATERIAL.......................................  A-5
              Section 1.51.  HOLDCO...................................................  A-5
              Section 1.52.  HOLDCO COMMON STOCK......................................  A-5
              Section 1.53.  HOLDCO SPECIAL MEETING...................................  A-5
              Section 1.54.  HSR ACT..................................................  A-5
              Section 1.55.  IRS......................................................  A-5
              Section 1.56.  KNOWLEDGE OF CP&L........................................  A-6
              Section 1.57.  KNOWLEDGE OF FPC.........................................  A-6
              Section 1.58.  LAW......................................................  A-6
              Section 1.59.  MATERIAL ADVERSE EFFECT..................................  A-6
              Section 1.60.  MERRILL LYNCH............................................  A-6
              Section 1.61.  NCBCA....................................................  A-6
              Section 1.62.  NCUC.....................................................  A-6
              Section 1.63.  NRC......................................................  A-6
              Section 1.64.  NYSE.....................................................  A-6
              Section 1.65.  PARTNERSHIP; PARTNERSHIPS................................  A-6
              Section 1.66.  PERMITS..................................................  A-6
              Section 1.67.  POWER ACT................................................  A-7
              Section 1.68.  PROXY STATEMENT/PROSPECTUS...............................  A-7
              Section 1.69.  PUHCA....................................................  A-7
              Section 1.70.  REGISTRATION STATEMENT...................................  A-7
              Section 1.71.  RELEASE..................................................  A-7
              Section 1.72.  SALOMON SMITH BARNEY.....................................  A-7
              Section 1.73.  SCPSC....................................................  A-7
              Section 1.74.  SEC......................................................  A-7
              Section 1.75.  SECURITIES ACT...........................................  A-7
              Section 1.76.  SIGNIFICANT SUBSIDIARY...................................  A-7
              Section 1.77.  SUBSIDIARY; SUBSIDIARIES.................................  A-7
              Section 1.78.  SUPERIOR PROPOSAL........................................  A-7
              Section 1.79.  TAX OR TAXES.............................................  A-7
              Section 1.80.  TAX RETURN...............................................  A-8
              Section 1.81.  CVO......................................................  A-8
              Section 1.82.  CVO AGREEMENT............................................  A-8
              Section 1.83.  TRUSTEE..................................................  A-8

                                                                                          PAGE
                                                                                        --------
ARTICLE II    THE EXCHANGE............................................................  A-8
              Section 2.1.   THE EXCHANGE.............................................  A-8
              Section 2.2.   CLOSING; FILING OF ARTICLES OF EXCHANGE..................  A-9
              Section 2.3.   EXCHANGE OF CERTIFICATES.................................  A-9

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF CP&L AND HOLDCO.......................  A-9
              Section 3.1.   ORGANIZATION AND AUTHORITY OF THE CP&L COMPANIES.........  A-9
              Section 3.2.   CAPITALIZATION...........................................  A-9
              Section 3.3.   AUTHORITY RELATIVE TO THIS AGREEMENT.....................  A-10
              Section 3.4.   CONSENTS AND APPROVALS; NO VIOLATIONS....................  A-10
              Section 3.5.   REPORTS..................................................  A-11
              Section 3.6.   ABSENCE OF CERTAIN EVENTS................................  A-12
              Section 3.7.   PROXY STATEMENT/PROSPECTUS...............................  A-12
              Section 3.8.   LITIGATION...............................................  A-12
              Section 3.9.   CONTRACTS; NO DEFAULT....................................  A-12
              Section 3.10.  EMPLOYEE BENEFIT PLANS...................................  A-13
              Section 3.11.  TAX MATTERS..............................................  A-14
              Section 3.12.  COMPLIANCE WITH LAW......................................  A-14
              Section 3.13.  ENVIRONMENTAL MATTERS....................................  A-15
              Section 3.14.  CP&L ACTION..............................................  A-16
              Section 3.15.  VOTES REQUIRED...........................................  A-16
              Section 3.16.  MATERIAL INTERESTS OF CERTAIN PERSONS....................  A-16
              Section 3.17.  REGULATION AS A UTILITY..................................  A-16
              Section 3.18.  ABSENCE OF UNDISCLOSED LIABILITIES.......................  A-16
              Section 3.19.  YEAR 2000 MATTERS........................................  A-17
              Section 3.20.  NUCLEAR OPERATIONS.......................................  A-17
              Section 3.21.  NRC ACTIONS..............................................  A-17
              Section 3.22.  FEES AND EXPENSES OF BROKERS AND OTHERS..................  A-17
              Section 3.23.  OPINION OF FINANCIAL ADVISOR.............................  A-18
              Section 3.24.  OWNERSHIP OF FPC COMMON STOCK............................  A-18
              Section 3.25.  CP&L PARTNERSHIPS........................................  A-18

ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF FPC...................................  A-18
              Section 4.1.   ORGANIZATION AND AUTHORITY OF THE FPC COMPANIES..........  A-18
              Section 4.2.   CAPITALIZATION...........................................  A-18
              Section 4.3.   AUTHORITY RELATIVE TO THIS AGREEMENT.....................  A-19
              Section 4.4.   CONSENTS AND APPROVALS; NO VIOLATIONS....................  A-19
              Section 4.5.   REPORTS..................................................  A-20
              Section 4.6.   ABSENCE OF CERTAIN EVENTS................................  A-20
              Section 4.7.   PROXY STATEMENT/PROSPECTUS...............................  A-21
              Section 4.8.   LITIGATION...............................................  A-21
              Section 4.9.   REAL AND PERSONAL PROPERTY...............................  A-21
              Section 4.10.  CONTRACTS; NO DEFAULT....................................  A-22
              Section 4.11.  LABOR MATTERS............................................  A-22

                                                                                          PAGE
                                                                                        --------
              Section 4.12.  EMPLOYEE BENEFIT PLANS...................................  A-23
              Section 4.13.  TAX MATTERS..............................................  A-25
              Section 4.14.  COMPLIANCE WITH LAW......................................  A-26
              Section 4.15.  ENVIRONMENTAL MATTERS....................................  A-27
              Section 4.16.  FPC ACTION...............................................  A-28
              Section 4.17.  VOTE REQUIRED............................................  A-28
              Section 4.18.  MATERIAL INTERESTS OF CERTAIN PERSONS....................  A-28
              Section 4.19.  INSURANCE................................................  A-29
              Section 4.20.  FEES AND EXPENSES OF BROKERS AND OTHERS..................  A-29
              Section 4.21.  OPINION OF FINANCIAL ADVISOR.............................  A-29
              Section 4.22.  REGULATION AS UTILITY OR AS PART OF UTILITY HOLDING
                               COMPANY SYSTEM.........................................  A-29
              Section 4.23.  ABSENCE OF UNDISCLOSED LIABILITIES.......................  A-29
              Section 4.24.  INTELLECTUAL PROPERTY....................................  A-30
              Section 4.25.  YEAR 2000 MATTERS........................................  A-30
              Section 4.26.  NUCLEAR OPERATIONS.......................................  A-30
              Section 4.27.  NRC ACTIONS..............................................  A-31
              Section 4.28.  OWNERSHIP OF CP&L COMMON STOCK...........................  A-31
              Section 4.29.  FPC PARTNERSHIPS.........................................  A-31

ARTICLE V     COVENANTS...............................................................  A-31
              Section 5.1.   CONDUCT OF THE BUSINESS OF FPC...........................  A-31
              Section 5.2.   CONDUCT OF THE BUSINESS OF CP&L..........................  A-34
              Section 5.3.   NO SOLICITATION..........................................  A-34
              Section 5.4.   THE REGISTRATION STATEMENT; LISTING......................  A-35
              Section 5.5.   SPECIAL MEETINGS.........................................  A-36
              Section 5.6.   ACCESS TO INFORMATION; CONFIDENTIALITY AGREEMENT.........  A-36
              Section 5.7.   APPROVALS................................................  A-37
              Section 5.8.   PUBLIC ANNOUNCEMENTS.....................................  A-37
              Section 5.9.   LETTER OF FPC'S ACCOUNTANTS..............................  A-38
              Section 5.10.  LETTER OF CP&L'S ACCOUNTANTS.............................  A-38
              Section 5.11.  INDEMNIFICATION; INSURANCE...............................  A-38
              Section 5.12.  AFFILIATE AGREEMENTS.....................................  A-38
              Section 5.13.  FORMATION OF HOLDCO......................................  A-39
              Section 5.14.  DIRECTORS................................................  A-39
              Section 5.15.  REGIONAL HEADQUARTERS....................................  A-40
              Section 5.16.  DIVIDENDS................................................  A-40
              Section 5.17.  EMPLOYEE BENEFIT MATTERS.................................  A-40
              Section 5.18.  CERTAIN STOCK PLANS......................................  A-40
              Section 5.19.  SALE OF CERTAIN SYNTHETIC FUEL OPERATIONS................  A-40
              Section 5.20.  EXECUTION OF CVO AGREEMENT...............................  A-40
              Section 5.21.  REVISIONS TO CVO AGREEMENT...............................  A-40

                                                                                          PAGE
                                                                                        --------
ARTICLE VI    CONDITIONS PRECEDENT TO CONSUMMATION OF THE EXCHANGE....................
                                                                                        A-41
              Section 6.1.   CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATION TO EFFECT
                               THE EXCHANGE...........................................  A-41
              Section 6.2.   CONDITIONS PRECEDENT TO OBLIGATIONS OF FPC...............  A-42
              Section 6.3.   CONDITIONS PRECEDENT TO OBLIGATIONS OF CP&L AND HOLDCO...  A-42

ARTICLE VII   TERMINATION; AMENDMENT; WAIVER..........................................  A-43
              Section 7.1.   TERMINATION..............................................  A-43
              Section 7.2.   EFFECT OF TERMINATION....................................  A-44
              Section 7.3.   TERMINATION FEE..........................................  A-44
              Section 7.4.   AMENDMENT................................................  A-45
              Section 7.5.   EXTENSION; WAIVER........................................  A-45

ARTICLE VIII  MISCELLANEOUS...........................................................  A-45
              Section 8.1.   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS....  A-45
              Section 8.2.   DISCLOSURE SCHEDULES.....................................  A-45
              Section 8.3.   ENTIRE AGREEMENT; ASSIGNMENT.............................  A-45
              Section 8.4.   NOTICES..................................................  A-46
              Section 8.5.   GOVERNING LAW............................................  A-47
              Section 8.6.   DESCRIPTIVE HEADINGS.....................................  A-47
              Section 8.7.   PARTIES IN INTEREST......................................  A-47
              Section 8.8.   COUNTERPARTS.............................................  A-47
              Section 8.9.   SPECIFIC PERFORMANCE.....................................  A-47
              Section 8.10.  FEES AND EXPENSES........................................  A-47
              Section 8.11.  SEVERABILITY.............................................  A-48


                                    EXHIBITS

A. FPC Plan of Exchange

B.  Form of FPC Affiliate Letter

C.  Form of CP&L Exchange Agreement

D. Form of CVO Certificate

E.  Form of CVO Agreement

                              AMENDED AND RESTATED
                         AGREEMENT AND PLAN OF EXCHANGE

    THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF EXCHANGE (the "Agreement"), dated as of August 22, 1999, as amended and restated as of March 3, 2000 (the "Amendment"), is by and among CAROLINA POWER & LIGHT COMPANY, a North Carolina corporation ("CP&L"), FLORIDA PROGRESS CORPORATION, a Florida corporation ("FPC"), and CP&L ENERGY, INC., formerly known as CP&L Holdings, Inc., a North Carolina corporation ("Holdco").

                                    RECITALS

    A. Holdco is a wholly owned subsidiary of CP&L. Prior to the Exchange, CP&L and Holdco will effect the CP&L Exchange.

    B. The respective Boards of Directors of FPC, CP&L and Holdco have approved a share exchange pursuant to which all outstanding shares of FPC Common Stock will be exchanged for shares of Holdco Common Stock and cash and CVOs (as defined below) to be allocated among the holders of FPC Common Stock in accordance with the FPC Plan of Exchange and this Agreement.

    C. This Agreement amends and restates the Agreement and Plan of Exchange among the parties hereto, dated as of August 22, 1999 (the "Original Agreement"), to include the CVOs as Exchange Consideration and to provide that the Holdco Special Meeting may be a meeting of shareholders of CP&L.

    D. The parties intend, notwithstanding such amendment and restatement, that this Agreement continues to speak as of August 22, 1999 unless otherwise expressly provided herein and that "the date hereof" shall mean August 22, 1999 when used in this Agreement.

    NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties, covenants, agreements and conditions set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

Section 1.1.  AGREEMENT.

    "Agreement" means this Agreement and Plan of Exchange, together with the Disclosure Schedules delivered pursuant hereto and Exhibits attached hereto, as amended from time to time in accordance with the terms hereof.

Section 1.2.  ALTERNATIVE PROPOSAL.

    "Alternative Proposal" has the meaning given in SECTION 5.3 hereof.

Section 1.3.  ATOMIC ENERGY ACT.

    "Atomic Energy Act" means the Atomic Energy Act of 1954, as amended.

Section 1.4.  CERTIFICATES.

    "Certificates" has the meaning given in SECTION 2.3 hereof.

Section 1.5.  CLOSING; CLOSING DATE.

    "Closing" means the closing conference held pursuant to SECTION 2.2 hereof, and "Closing Date" will mean the date on which the Closing occurs.

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Section 1.6.  COBRA.

    "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

Section 1.7.  CODE.

    "Code" means, as appropriate, the Internal Revenue Code of 1954 or of 1986, each as amended, and the Treasury Regulations promulgated thereunder.

Section 1.8.  CONFIDENTIALITY AGREEMENT.

    "Confidentiality Agreement" means the letter agreement, dated July 16, 1999, between FPC and CP&L.

Section 1.9.  CONTRACTS.

    "Contracts" means any contracts, agreements, leases, licenses, arrangements, understandings, relationships and commitments, written or oral.

Section 1.10.  CP&L COMMON STOCK.

    "CP&L Common Stock" means the common stock, no par value, of CP&L.

Section 1.11.  CP&L COMPANIES.

    "CP&L Companies" means CP&L, Holdco and their Subsidiaries.

Section 1.12.  CP&L DISCLOSURE SCHEDULE.

    "CP&L Disclosure Schedule" means the letter dated as of the date hereof and signed by an authorized officer of CP&L and delivered to FPC, hereby incorporated by reference into this Agreement.

Section 1.13.  CP&L EXCHANGE.

    "CP&L Exchange" means the exchange of shares of CP&L Common Stock for shares of Holdco Common Stock contemplated by SECTION 5.13 hereof.

Section 1.14.  CP&L EXCHANGE AGREEMENT.

    "CP&L Exchange Agreement" means the Agreement and Plan of Share Exchange between CP&L and Holdco, substantially in the form attached hereto as EXHIBIT C.

Section 1.15.  CP&L EXCHANGE REGISTRATION STATEMENT.

    "CP&L Exchange Registration Statement" means the Registration Statement on Form S-4, including the Proxy Statement/Prospectus contained therein, filed by Holdco with the SEC with respect to the Holdco Common Stock to be offered to the holders of CP&L Common Stock in the CP&L Exchange.

Section 1.16.  CP&L EXCHANGE SPECIAL MEETING.

    "CP&L Exchange Special Meeting" means the special meeting of shareholders of CP&L called to consider and approve the CP&L Exchange, and any adjournments thereof.

Section 1.17.  CP&L SEC REPORTS.

    "CP&L SEC Reports" means (a) CP&L's Annual Reports on Form 10-K for the fiscal years ended December 31, 1997 and 1998, (b) CP&L's Reports on Form 10-Q for the quarters ended March 31 and June 30, 1999, (c) all other documents filed by CP&L or Holdco with the SEC pursuant to Sections 13(a) and 13(c) of the Exchange Act, any definitive proxy statements filed pursuant to Section 14 of the Exchange Act and any report filed pursuant to Section 15(d) of the Exchange Act following the filing

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of CP&L's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and (d) all registration statements and other documents filed by CP&L with the SEC pursuant to the Securities Act since January 1, 1997.

Section 1.18.  EFFECTIVE TIME.

    "Effective Time" means the effective time specified in the FPC Articles of Exchange.

Section 1.19.  ENCUMBRANCES.

    "Encumbrances" has the meaning given in SECTION 4.9 hereof.

Section 1.20.  ENVIRONMENTAL CLAIM AND ENVIRONMENTAL LAWS.

    "Environmental Claim" and "Environmental Laws" have the meanings given in
SECTION 4.15 hereof.

Section 1.21.  ENVIRONMENTAL PERMITS.

    "Environmental Permits" has the meaning given in SECTION 4.15 hereof.

Section 1.22.  ERISA.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

Section 1.23.  EXCHANGE.

    "Exchange" means the exchange of all outstanding shares of FPC Common Stock for the Exchange Consideration pursuant to the FPC Plan of Exchange.

Section 1.24.  EXCHANGE ACT.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

Section 1.25.  EXCHANGE AGENT.

    "Exchange Agent" means the entity designated by Holdco and reasonably acceptable to FPC to perform the duties of exchange agent in connection with the Exchange.

Section 1.26.  EXCHANGE CONSIDERATION.

    "Exchange Consideration" has the meaning given in SECTION 2.1 hereof.

Section 1.27.  FBCA.

    "FBCA" means the Florida Business Corporation Act, as amended.

Section 1.28.  FCC.

    "FCC" means the Federal Communications Commission.

Section 1.29.  FERC.

    "FERC" means the Federal Energy Regulatory Commission.

Section 1.30.  FINAL STOCK PRICE.

    "Final Stock Price" means the average of the closing sale price per share of Holdco Common Stock as reported on the NYSE Composite Tape on each of the twenty
(20) consecutive trading days ending with the fifth trading day immediately preceding the Closing Date.

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Section 1.31.  FPC ARTICLES OF EXCHANGE.

    "FPC Articles of Exchange" means the Articles of Exchange to be filed with the Department of State of the State of Florida and the Secretary of State of the State of North Carolina with respect to the FPC Plan of Exchange.

Section 1.32.  FPC BENEFIT PLANS.

    "FPC Benefit Plans" has the meaning given in SECTION 4.12 hereof.

Section 1.33.  FPC COMMON STOCK.

    "FPC Common Stock" means the Common Stock, no par value, of FPC.

Section 1.34.  FPC COMPANIES.

    "FPC Companies" means FPC and its Subsidiaries.

Section 1.35.  FPC DISCLOSURE SCHEDULE.

    "FPC Disclosure Schedule" means the letter dated as of the date hereof and signed by an authorized officer of FPC and delivered to CP&L, hereby incorporated by reference into this Agreement.

Section 1.36.  FPC LTIP.

    "FPC LTIP" has the meaning given in SECTION 5.17 hereof.

Section 1.37.  FPC PENSION PLAN.

    "FPC Pension Plan" has the meaning given in SECTION 4.12 hereof.

Section 1.38.  FPC PLAN OF EXCHANGE.

    "FPC Plan of Exchange" means the plan of share exchange with respect to the Exchange, attached hereto as EXHIBIT A.

Section 1.39.  FPC QUALIFIED PLAN.

    "FPC Qualified Plan" has the meaning given in SECTION 4.12 hereof.

Section 1.40.  FPC RIGHTS.

    "FPC Rights" means the Rights defined in and issued pursuant to the FPC Rights Agreement.

Section 1.41.  FPC RIGHTS AGREEMENT.

    "FPC Rights Agreement" means the Rights Agreement dated as of November 21, 1991 between FPC and Manufacturers Hanover Trust Company, as amended by an Amendment dated February 20, 1997 between FPC and The First National Bank of Boston.

Section 1.42.  FPC SEC REPORTS.

    "FPC SEC Reports" means (a) FPC's Annual Reports on Form 10-K for the fiscal years ended December 31, 1997 and 1998, (b) FPC's Reports on Form 10-Q for the quarters ended March 31 and June 30, 1999, (c) all other documents filed by FPC with the SEC pursuant to Sections 13(a) and 13(c) of the Exchange Act, any definitive proxy statements filed pursuant to Section 14 of the Exchange Act and any report filed pursuant to Section 15(d) of the Exchange Act following the filing of FPC's Annual Report on Form 10-K for the fiscal year ended
December 31, 1998 and (d) all registration statements and other documents filed by FPC with the SEC pursuant to the Securities Act since January 1, 1997.

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
Section 1.43.  FPC SHARE.

    "FPC Share" means a share of FPC Common Stock, including each associated FPC Right.

Section 1.44.  FPC SPECIAL MEETING.

    "FPC Special Meeting" means the special or annual meeting of shareholders of FPC called to consider and approve the transactions contemplated herein, and any adjournments thereof.

Section 1.45.  FPC UTILITY SUBSIDIARY.

    "FPC Utility Subsidiary" means Florida Power Corporation, a Florida corporation and a wholly owned subsidiary of FPC.

Section 1.46.  FPSC.

    "FPSC" means the Florida Public Service Commission.

Section 1.47.  FUND.

    "Fund" has the meaning given in SECTION 3.11 hereof.

Section 1.48.  GAAP.

    "GAAP" means generally accepted accounting principles as in effect in the United States of America at the time of the preparation of the subject financial statement.

Section 1.49.  GOVERNMENTAL AUTHORITY.

    "Governmental Authority" means any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States, any of its possessions or territories, or of any foreign nation.

Section 1.50.  HAZARDOUS MATERIAL.

    "Hazardous Material" has the meaning given in SECTION 4.15 hereof.

Section 1.51.  HOLDCO.

    "Holdco" means CP&L Energy, Inc., formerly known as CP&L Holdings, Inc., a North Carolina corporation.

Section 1.52.  HOLDCO COMMON STOCK.

    "Holdco Common Stock" means the Common Stock, no par value, of Holdco.

Section 1.53.  HOLDCO SPECIAL MEETING.

    "Holdco Special Meeting" means the special or annual meeting of shareholders of either (i) Holdco or (ii) in the event the CP&L Exchange has not occurred prior to the date set for the Holdco Special Meeting, CP&L, called to consider and approve the issuance of Holdco Common Stock in the Exchange contemplated herein, and any adjournments thereof.

Section 1.54.  HSR ACT.

    "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Section 1.55.  IRS.

    "IRS" means the Internal Revenue Service.

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
Section 1.56.  KNOWLEDGE OF CP&L.

    "Knowledge of CP&L" means the actual knowledge, after due inquiry, of those officers of CP&L identified on the CP&L Disclosure Schedule.

Section 1.57.  KNOWLEDGE OF FPC.

    "Knowledge of FPC" means the actual knowledge, after due inquiry, of those officers of FPC identified on the FPC Disclosure Schedule.

Section 1.58.  LAW.

    "Law" means any foreign, federal, state, provincial, local or other law or governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder.

Section 1.59.  MATERIAL ADVERSE EFFECT.

    "Material Adverse Effect" means, with respect to CP&L or FPC as the context requires, a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), results of operations or prospects of such entity, together with its Subsidiaries, taken as a whole; PROVIDED, HOWEVER that none of the following events or any consequences thereof shall be deemed to have a Material Adverse Effect on CP&L or FPC: (a) any requirement that Holdco become a registered holding company pursuant to Section 5 of PUHCA;
(b) the Exchange and any financing entered into by CP&L or Holdco related thereto; or (c) the CP&L Exchange. For purposes of this Agreement, references to a Material Adverse Effect on CP&L shall mean a Material Adverse Effect on CP&L and Holdco and each of their Subsidiaries collectively as a whole.

Section 1.60.  MERRILL LYNCH.

    "Merrill Lynch" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, financial advisor to CP&L.

Section 1.61.  NCBCA.

    "NCBCA" means the North Carolina Business Corporation Act, as amended.

Section 1.62.  NCUC.

    "NCUC" means the North Carolina Utilities Commission.

Section 1.63.  NRC.

    "NRC" means the Nuclear Regulatory Commission.

Section 1.64.  NYSE.

    "NYSE" means The New York Stock Exchange, Inc.

Section 1.65.  PARTNERSHIP; PARTNERSHIPS.

    "Partnership" means (i) any general partnership or joint venture in which the relevant party has an interest, and (ii) any limited partnership, limited liability company, or other business association, other than a Subsidiary, in which the relevant party has a direct or indirect interest of 5% or more or in respect of which such party is obligated, absolutely or contingently, to contribute debt or equity in excess of $1,000,000, or which contributes 5% or more of such party's consolidated revenues, expenses or assets (collectively, "Partnerships").

Section 1.66.  PERMITS.

    "Permits" means permits, licenses and governmental authorizations, registrations and approvals.

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
Section 1.67.  POWER ACT.

    "Power Act" means the Federal Power Act, as amended.

Section 1.68.  PROXY STATEMENT/PROSPECTUS.

    "Proxy Statement/Prospectus" means the Joint Proxy Statement of Holdco or CP&L, as the case may be, and FPC and the Prospectus of Holdco included in the Registration Statement and distributed to the shareholders of FPC in connection with the FPC Special Meeting and the shareholders of Holdco or CP&L, as the case may be, in connection with the Holdco Special Meeting.

Section 1.69.  PUHCA.

    "PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

Section 1.70.  REGISTRATION STATEMENT.

    "Registration Statement" means the Registration Statement on Form S-4, including the Proxy Statement/Prospectus contained therein, to be filed by Holdco with the SEC with respect to the Holdco Common Stock and the CVOs to be offered to the holders of FPC Common Stock in the Exchange.

Section 1.71.  RELEASE.

    "Release" has the meaning given in SECTION 4.15 hereof.

Section 1.72.  SALOMON SMITH BARNEY.

    "Salomon Smith Barney" means Salomon Smith Barney Inc., financial advisor to FPC.

Section 1.73.  SCPSC.

    "SCPSC" shall mean the South Carolina Public Service Commission.

Section 1.74.  SEC.

    "SEC" means the Securities and Exchange Commission.

Section 1.75.  SECURITIES ACT.

    "Securities Act" means the Securities Act of 1933, as amended.

Section 1.76.  SIGNIFICANT SUBSIDIARY.

    "Significant Subsidiary" means any "significant subsidiary" as defined in Rule 1-02 of Regulation S-X adopted under the Exchange Act.

Section 1.77.  SUBSIDIARY; SUBSIDIARIES.

    "Subsidiary" means each corporate entity with respect to which a party owns (directly or indirectly through one or more entities or otherwise) outstanding capital stock or other voting securities having the power, under ordinary circumstances, to elect a majority of the directors of such entity, or otherwise to direct the management and policies of such entity (collectively, "Subsidiaries").

Section 1.78.  SUPERIOR PROPOSAL.

    "Superior Proposal" has the meaning given in SECTION 7.1 hereof.

Section 1.79.  TAX OR TAXES.

    "Tax" or "Taxes" means any federal, state, county, local, or foreign taxes, charges, levies, imposts, duties, other assessments, or similar charges of any kind whatsoever, including any interest, penalties, and additions imposed thereon or with respect thereto.

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
Section 1.80.  TAX RETURN.

    "Tax Return" means any report, return, information return, or other information required to be supplied to a taxing authority in connection with Taxes, including any return of an affiliated or combined or unitary group.

Section 1.81.  CVO.

    "CVO" or "CVOs" means the Contingent Value Obligation issued to holders of FPC Shares pursuant to the CVO Agreement and evidenced by a certificate in the form attached hereto as EXHIBIT D with such revisions, changes or modifications as may be mutually agreed upon by CP&L and Holdco, on the one hand, and FPC, on the other.

Section 1.82.  CVO AGREEMENT.

    "CVO Agreement" means the Contingent Value Obligation Agreement, to be entered into by Holdco and the Trustee, in the form attached hereto as EXHIBIT E with such revisions, changes or modifications as may be mutually agreed upon by CP&L and Holdco, on the one hand, and FPC, on the other.

Section 1.83.  TRUSTEE.

    "Trustee" means The Chase Manhattan Bank.

                                   ARTICLE II
                                  THE EXCHANGE

Section 2.1.  THE EXCHANGE.

    (a) At the Effective Time, by virtue of the Exchange and without any action on the part of FPC, CP&L, Holdco, or the holders of Holdco Common Stock or FPC
Shares:

        (i) In accordance with the FPC Plan of Exchange, each FPC Share issued and outstanding immediately prior to the Effective Time (other than FPC Shares canceled pursuant to SECTION 2.1(A)(II) hereof) shall, by reason of the Exchange be exchanged for the right to receive:

           (1) $54.00 in cash and one CVO, or

           (2) that number of shares of Holdco Common Stock determined by dividing $54.00 by the Final Stock Price and one CVO; PROVIDED, HOWEVER, that:

               (a) if the Final Stock Price is less than $37.13, then the number of shares of Holdco Common Stock to be delivered pursuant to this clause (2) shall be equal to 1.4543; and

               (b) if the Final Stock Price is more than $45.39, then the number of shares of Holdco Common Stock to be delivered pursuant to this clause (2) shall be equal to 1.1897; or

           (3) a combination of cash and Holdco Common Stock determined in accordance with Section 4.2 of the FPC Plan of Exchange and one CVO (the "Exchange Consideration").

        (ii) Each FPC Share owned by FPC or held in the treasury of FPC immediately prior to the Effective Time shall be automatically canceled and retired and cease to exist, and no cash or securities or other property shall be paid or payable in respect thereof.

    (b) No certificates or scrip representing fractional shares of Holdco Common Stock shall be issued upon the delivery of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of Holdco. All holders of FPC Shares who would otherwise be entitled to receive a fractional share of Holdco Common Stock shall receive, in lieu thereof upon delivery or exchange of its FPC Shares, an amount of cash equal to the amount determined by multiplying the fraction of a share of Holdco Common Stock to which such shareholder would otherwise be entitled by the Final Stock Price. Immediately prior to the Effective Time, Holdco shall deliver to the Exchange Agent cash in such amount as shall be necessary to pay to the holders of FPC Shares cash in lieu of such fractional shares.

Section 2.2.  CLOSING; FILING OF ARTICLES OF EXCHANGE.

    Unless otherwise mutually agreed upon in writing by the parties hereto, the Closing shall take place at the office of Hunton & Williams, One Hannover Square, 14th Floor, Raleigh, North Carolina at 10:00 a.m., local time, on the third business day following the date that all conditions to the obligations of the parties specified in this Agreement have been satisfied or waived (the "Closing Date"). On or prior to the Closing Date, Holdco shall in the manner required by the FBCA and the NCBCA deliver to and file with the Department of State of the State of Florida and the Secretary of State of the State of North Carolina the FPC Articles of Exchange, duly executed by Holdco and FPC in accordance with the provisions of the FBCA and the NCBCA. The parties hereto shall take all such other action as may be required by law to make the Exchange effective. The effects of the Exchange shall be as provided in the applicable provisions of the FBCA and the NCBCA.

Section 2.3.  EXCHANGE OF CERTIFICATES.

    The exchange of certificates that immediately prior to the Effective Time represented outstanding shares of FPC Common Stock (the "Certificates") shall be made in accordance with the provisions of Section 4.3 of the FPC Plan of Exchange.

                                  ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF CP&L AND HOLDCO

    Each of CP&L and Holdco represents and warrants to FPC as follows:

Section 3.1.  ORGANIZATION AND AUTHORITY OF THE CP&L COMPANIES.

    Each of the CP&L Companies is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization or incorporation, has full corporate or partnership power to carry on its respective business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such properties and assets now are owned, operated or held. Each of the CP&L Companies is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the failure to be so qualified may reasonably be expected to have a Material Adverse Effect on CP&L. The copies of the Amended and Restated Articles of Incorporation and Bylaws of CP&L which have been delivered to FPC are complete and correct and in full force and effect on the date hereof.

Section 3.2.  CAPITALIZATION.

    (a) CP&L's authorized equity capitalization consists of 200,000,000 shares of Common Stock, 300,000 shares of $5 Preferred Stock, 20,000,000 shares of Serial Preferred Stock, 5,000,000 shares of Preferred Stock A, and 10,000,000 shares of Preference Stock. As of the close of business on August 20, 1999, 159,589,744 shares of CP&L Common Stock, 237,259 shares of $5 Preferred Stock, and 350,000 shares of Serial Preferred Stock were issued and outstanding and no additional shares of such capital stock have been issued between such time and the date hereof. Such shares of CP&L Common Stock, $5 Preferred Stock and Serial Preferred Stock constituted all of the issued and outstanding shares of capital stock of CP&L as of such date. All issued and outstanding shares of CP&L Common Stock, $5 Preferred Stock and Serial Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights and have not been issued in violation of any federal or state securities Laws. All of the outstanding shares of capital stock of CP&L's Subsidiaries are validly issued, fully paid and nonassessable and are, except as set forth in the CP&L Disclosure Schedule, owned by CP&L, directly or indirectly, free and clear of all liens, claims, charges or encumbrances of any nature whatsoever. Except as set forth in the CP&L Disclosure Schedule, there are no outstanding options, warrants, subscriptions or other rights to purchase or acquire any capital stock of CP&L or its Subsidiaries, and there are no Contracts pursuant to which any of CP&L or its Subsidiaries is bound to sell or issue any shares of its capital stock or any such options, warrants, subscriptions or rights.

    (b) At the date hereof, Holdco's authorized equity capitalization consists of 500,000,000 shares of Holdco Common Stock, 100 of which are issued and held by CP&L, and 20,000,000 shares of Preferred Stock, none of which are issued.

    (c) All of the shares of Holdco Common Stock to be issued to holders of FPC Common Stock in the Exchange will have been duly authorized for issuance and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable, and will not be subject to and will not be issued in violation of any preemptive rights. All of the CVOs to be issued to holders of FPC Common Stock in the Exchange will have been duly authorized and, when executed and authenticated in accordance with the provisions of the CVO Agreement and this Agreement, will be valid and binding obligations of Holdco entitled to the benefits of the CVO Agreement.

Section 3.3.  AUTHORITY RELATIVE TO THIS AGREEMENT.

    The execution, delivery and performance of the Original Agreement, the CP&L Exchange Agreement, the Amendment and the CVO Agreement and of all of the other documents and instruments required hereby by CP&L and by Holdco are within the respective corporate power of CP&L and Holdco. The execution and delivery of the Original Agreement and, as of March 3, 2000, the Amendment and the CVO Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of each of CP&L and Holdco and, except for approval of the CP&L Exchange by the shareholders of CP&L and the approval of the issuance of Holdco Common Stock in the Exchange by the shareholders of Holdco or CP&L, as the case may be, no other corporate proceedings on the part of CP&L or Holdco are necessary to authorize the Original Agreement or the Amendment or the CVO Agreement or to consummate the transactions contemplated herein or therein. The Original Agreement, the Amendment, the CVO Agreement and all of the other documents and instruments required hereby have been or will be (in the case of documents and instruments permitted to be delivered after the date hereof) duly and validly executed and delivered by CP&L and Holdco and (assuming the due authorization, execution and delivery hereof and thereof by FPC and any other party thereto) constitute or will constitute valid and binding agreements of CP&L and Holdco, enforceable against CP&L and Holdco in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other Laws affecting creditors' rights generally or equitable principles.

Section 3.4.  CONSENTS AND APPROVALS; NO VIOLATIONS.

    Except for (i) the filing of a premerger notification report under the HSR Act and the expiration or termination of the applicable waiting period with respect thereto; (ii) the filing with the SEC of the CP&L Exchange Registration Statement and the Registration Statement, such reports under Section 13(a) of the Exchange Act and such other compliance with the Securities Act and the Exchange Act and the rules and regulations thereunder as may be required in connection with this Agreement and the transactions contemplated hereby, and the obtaining from the SEC of such orders as may be so required; (iii) the filing of articles of exchange with respect to the CP&L Exchange with the Secretary of State of the State of North Carolina and the FPC Articles of Exchange with the Department of State of the State of Florida and the Secretary of State of the State of North Carolina; (iv) such filings and approvals as may be required by any applicable state securities or "blue sky" laws; and (v) any required filings with and approvals of the NCUC, the SCPSC, the NRC, the SEC (with respect to

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
PUHCA), the FCC and the FERC, no filing or registration with, and no permit, authorization, consent, order or approval of, any Governmental Authority is necessary or required in connection with the execution and delivery of this Agreement by CP&L or Holdco or for the consummation by CP&L or Holdco of the transactions contemplated by this Agreement or the CVO Agreement other than as may not reasonably be expected to have a Material Adverse Effect on CP&L. Assuming that all filings, registrations, permits, authorizations, consents, orders and approvals contemplated by the immediately preceding sentence have been duly made or obtained, and the approval of the CP&L Exchange by the CP&L shareholders has been received, and assuming receipt of the required approval of the holders of Holdco Common Stock or CP&L Common Stock, as the case may be, at the Holdco Special Meeting, neither the execution, delivery and performance of this Agreement and the CVO Agreement nor the consummation of the transactions contemplated hereby and thereby by CP&L and Holdco will (i) conflict with or result in any breach of any provision of the Articles of Incorporation, bylaws, partnership or joint venture agreements or other organizational documents of any of the CP&L Companies, (ii) subject to obtaining necessary third party consents, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, acceleration or increased cost) under, or otherwise result in any diminution of any of the rights of the CP&L Companies with respect to, any of the terms, conditions or provisions of any security, note, bond, mortgage, indenture, license, Contract or other instrument or obligation to which any of the CP&L Companies is a party or by which it or any of them or any of their properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to any of the CP&L Companies or any of their properties or assets except, in the case of clauses (ii) or
(iii) above, for violations, breaches or defaults that, individually or in the aggregate, may not reasonably be expected to have a Material Adverse Effect on CP&L and that will not prevent or delay the consummation of the transactions contemplated hereby.

Section 3.5.  REPORTS.

    The filings required to be made by any CP&L Company since January 1, 1996 under NYSE rules or any applicable Law, including the Securities Act, the Exchange Act, PUHCA, the Power Act, the Atomic Energy Act, and applicable North Carolina and South Carolina laws and regulations, have been filed with the NYSE or each applicable Governmental Authority, including the SEC, the FERC, the NRC, the NCUC, and the SCPSC, as the case may be, and each of the CP&L Companies has complied in all material respects with all requirements of such acts, Laws and rules and regulations thereunder with such exceptions that may not reasonably be expected to have, in the aggregate, a Material Adverse Effect on CP&L. As of their respective dates, none of the CP&L SEC Reports, including without limitation any financial statements or schedules included therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made. Each of the balance sheets (including the related notes and schedules) included in the CP&L SEC Reports fairly presented the consolidated financial position of CP&L and its Subsidiaries as of the respective dates thereof, and the other related financial statements (including the related notes and schedules) included therein fairly presented the results of operations and cash flows of CP&L and its Subsidiaries for the respective fiscal periods set forth therein. Each of the financial statements (including the related notes and schedules) included in the CP&L SEC Reports (i) complied as to form in all material respects with the applicable accounting requirements and rules and regulations of the SEC, and (ii) was prepared in accordance with GAAP consistently applied during the periods presented, except as otherwise noted therein and subject to normal year-end and audit adjustments in the case of any unaudited interim financial statements. Except for CP&L and, after the CP&L Exchange, Holdco, none of the CP&L Companies is required to file any forms, reports or other documents with the SEC, the NYSE or any other foreign or domestic securities exchange or Governmental Authority with jurisdiction over securities laws.

Section 3.6.  ABSENCE OF CERTAIN EVENTS.

    Except as set forth in the CP&L SEC Reports filed prior to the date hereof or the CP&L Disclosure Schedule, since December 31, 1998, none of the CP&L Companies has suffered any change in its business, financial condition or results of operations that has had or may reasonably be expected to have a Material Adverse Effect on CP&L and no event has occurred and no facts or conditions exist that have had or may reasonably be expected to have a Material Adverse Effect on CP&L. Except as disclosed in the CP&L SEC Reports filed prior to the date hereof or as otherwise disclosed in the CP&L Disclosure Schedule, there has not been since December 31, 1998: (i) any change in the accounting policies or practices of CP&L; or (ii) any damage, destruction or loss, whether covered by insurance or not, which has had or may reasonably be expected to have a Material Adverse Effect on CP&L.

Section 3.7.  PROXY STATEMENT/PROSPECTUS.

    None of the information to be supplied by CP&L for inclusion or incorporation by reference with respect to the CP&L Companies to be included in the Proxy Statement/Prospectus or the Registration Statement will, in the case of the Proxy Statement/Prospectus or any amendments thereof or supplements thereto, at the time of the mailing of the Proxy Statement/Prospectus or any amendments thereof or supplements thereto, and at the time of the FPC Special Meeting, or, in the case of the Registration Statement, at the time it becomes effective and, as the same may be amended, at the effective time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement/Prospectus will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, except that no representation is made by CP&L or Holdco with respect to information supplied by FPC or any affiliate of FPC for inclusion in the Proxy Statement/Prospectus.

Section 3.8.  LITIGATION.

    Except as specifically disclosed in the CP&L SEC Reports filed prior to the date hereof, or in the CP&L Disclosure Schedule, (a) there are no complaints, claims, suits, actions, mediations, arbitrations or proceedings (including proceedings related to the rates charged by CP&L) pending or, to the Knowledge of CP&L, threatened, nor are there any investigations or reviews pending or, to the Knowledge of CP&L, threatened against or affecting CP&L or any of its Subsidiaries or Partnerships that, in the aggregate, may reasonably be expected to have a Material Adverse Effect on CP&L, (b) there have not been any developments since December 31, 1998 with respect to any such disclosed complaints, claims, suits, actions, mediations, arbitrations, proceedings, investigations or reviews which, in the aggregate, may reasonably be expected to have a Material Adverse Effect on CP&L, and (c) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to CP&L or any of the CP&L Companies that, in the aggregate, may reasonably be expected to have a Material Adverse Effect on CP&L or the transactions contemplated by this Agreement.

Section 3.9.  CONTRACTS; NO DEFAULT.

    (a) The CP&L Disclosure Schedule lists all of the Contracts to which any CP&L Company is a party that constitute a material contract as defined in Item 601(10) of Regulation S-K under the Exchange Act. Each such Contract is a valid and binding agreement of such CP&L Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, or other Laws affecting creditors' rights generally or equitable principles. The CP&L Companies have performed and, to the Knowledge of CP&L, every other party has performed, each material term, covenant and condition of each of such Contracts that is to be performed by any of them at or before the date hereof. No event has occurred that would, with the passage of time or compliance with any applicable notice requirements or both, constitute a default by any CP&L Company or, to the Knowledge of CP&L, any other party under any of such Contracts, and, to the Knowledge of CP&L, no party to any of such Contracts intends to cancel, terminate or exercise any option under any of such Contracts.

    (b) No CP&L Company is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) its respective charter, bylaws or other governing or organizational documents, (ii) any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which any CP&L Company is now a party or by which any CP&L Company or any of its respective properties or assets may be bound or (iii) any order, writ, injunction, decree, statute, rule or regulation applicable to any CP&L Company, except in the case of clauses (ii) and (iii) above for defaults or violations which in the aggregate may not reasonably be expected to have a Material Adverse Effect on CP&L.

Section 3.10.  EMPLOYEE BENEFIT PLANS.

    (a) Each CP&L employee benefit plan (the "CP&L Benefit Plans") that is intended to be "qualified" within the meaning of Code Section 401(a) has been determined by the IRS within the last three (3) years to be so qualified (or will be submitted to the IRS for a determination letter prior to the applicable Code Section 401(b) deadline) and, to the Knowledge of CP&L, no event or condition exists or has occurred that may reasonably be expected to result in the revocation of such determination. CP&L has operated each CP&L Benefit Plan in material compliance with all applicable Laws, including ERISA and the Code.

    (b) All material contributions required to have been made to the CP&L Benefit Plans have been made. As of the date hereof, each CP&L Benefit Plan which is subject to the funding requirements of Code Section 412 has assets that have a fair market value equal to or exceeding the present value of the accrued benefit obligations thereunder on a termination basis, based on the actuarial methods, tables and assumptions theretofore utilized by such plan's actuary in preparing such plan's most recently prepared actuarial valuation report.

    (c) Except as set forth in the CP&L Disclosure Schedule, (i) none of the CP&L Benefit Plans has experienced a "reportable event" as defined in
Section 4043(b) of ERISA and its regulations within the last five (5) years for which the 30-day notice requirement has not been waived, except for reportable events which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on CP&L and (ii) CP&L has not engaged in any prohibited transactions with respect to any CP&L Benefit Plan, any or all of which would reasonably be expected to have a Material Adverse Effect on CP&L.

    (d) The consummation of the Exchange will not constitute a "change in control" under the CP&L Benefit Plans, any employment agreements, any plan, program or arrangement for deferred compensation, severance, change of control, supplemental retirement, excess benefit or other non-qualified employee benefit plan, program, or arrangement, or any plan, program or arrangement which involves stock of CP&L; PROVIDED that no holder of FPC Common Stock (including a group, within the meaning of Section 13(d) of the Exchange Act), acquires beneficial ownership of 15% or more of Holdco Common Stock in the Exchange, and will not, whether alone or in conjunction with a termination of employment, otherwise accelerate or increase the time or amount of payment or vesting due to any current or former employee, officer, director, shareholder or consultant of CP&L except as may not reasonably be expected to have a Material Adverse Effect on CP&L.

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
Section 3.11.  TAX MATTERS.

    Except as set forth in the CP&L Disclosure Schedule:

        (i) CP&L and each of its Subsidiaries that is incorporated under the laws of the United States or of any of the United States are members of the affiliated group, within the meaning of Section 1504(a) of the Code, of which CP&L is the common parent, such affiliated group files a consolidated federal income tax return and neither CP&L nor any of its Subsidiaries has ever filed a consolidated federal income tax return with (or been included in a consolidated return of) a different affiliated group;

        (ii) each of the CP&L Companies has timely filed or caused to be filed all material Tax Returns required to have been filed by or for it, and all information set forth in such Tax Returns is accurate and complete in all material respects;

        (iii) each of the CP&L Companies has paid or made adequate provision on its books and records in accordance with GAAP for all material Taxes covered by such Tax Returns;

        (iv) each of the CP&L Companies has collected or withheld all material Taxes required to be collected or withheld by it, and all such Taxes have been paid to the appropriate Governmental Authority or set aside in appropriate accounts for future payment when due;

        (v) there are no unpaid Taxes due and payable by any of the CP&L Companies or by any other person that are or may become a lien on any asset of, or otherwise may reasonably be expected to have a Material Adverse Effect on, CP&L;

        (vi) none of the CP&L Companies has granted (or is subject to) any waiver, which is currently in effect, of the period of limitations for the assessment of any Tax; no unpaid Tax deficiency has been assessed or asserted against or with respect to any of the CP&L Companies by any Governmental Authority; there are no currently pending administrative or judicial proceedings, or any deficiency or refund litigation, with respect to Taxes of any of the CP&L Companies, the adverse outcome of which may reasonably be expected to have a Material Adverse Effect on CP&L; and any such assertion, assessment, proceeding or litigation disclosed in the CP&L Disclosure Schedule hereto is being contested in good faith through appropriate measures, and its status is described in the CP&L Disclosure Schedule hereto;

        (vii) the most recent audited consolidated balance sheet included in the CP&L SEC Reports fully and properly reflects, as of the date thereof, the liabilities of CP&L and its Subsidiaries for all accrued Taxes and deferred liability for Taxes and, for periods ending after such date, the books and records of each such corporation fully and properly reflect its liability for all accrued Taxes; and

        (viii) with respect to any Nuclear Decommissioning Reserve Fund ("Fund") within the meaning of Section 468A of the Code that is established by or for the benefit of any CP&L Company, (A) such Fund is in compliance with
    (i) all requirements of Sections 468A and 4951 of the Code and (ii) all Tax Return and Tax payment requirements resulting from the application of
    Section 468A of the Code (and any similar provision of state or local Law) to the Fund, and (B) such CP&L Company (i) has not claimed any deduction for contributions to the Fund in excess of the amounts permitted by
    Section 468A(b) and (ii) has included in income all amounts includible in its income under Section 468A(c).

Section 3.12.  COMPLIANCE WITH LAW.

    The CP&L Companies hold all permits, licenses, variances, exemptions, orders, franchises, consents and approvals of all Governmental Authorities necessary for them to own, lease and operate their properties and assets and to lawfully conduct their respective businesses (the "CP&L Permits"), except where the failure so to hold may not reasonably be expected to have a Material Adverse Effect on CP&L. Except as set forth in the CP&L Disclosure Schedule, the CP&L Companies are in compliance with the terms of the CP&L Permits, except where the failure so to comply may not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on CP&L. Except as disclosed in the CP&L SEC Reports filed prior to the date hereof or as set forth in the CP&L Disclosure Schedule, the business of the CP&L Companies is not being conducted in violation of any Law, ordinance or regulation of any Governmental Authority, except for possible violations which, individually or in the aggregate, may not reasonably be expected to have a Material Adverse Effect on CP&L.

Section 3.13.  ENVIRONMENTAL MATTERS.

    (a) Except as set forth in the CP&L SEC Reports filed prior to the date hereof or in the CP&L Disclosure Schedule, each of the CP&L Companies is in compliance with all applicable Environmental Laws except for noncompliance which may not reasonably be expected to have a Material Adverse Effect on CP&L. Except as set forth in the CP&L Disclosure Schedule, and except for matters that have been fully resolved, no CP&L Company has received any written communication from any person or Governmental Authority that alleges that it is not in compliance with applicable Environmental Laws where such noncompliance may reasonably be expected to have a Material Adverse Effect on CP&L.

    (b) Except as set forth in the CP&L Disclosure Schedule, the CP&L Companies have obtained all Environmental Permits necessary for the construction of their facilities or the conduct of their operations, and all such permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and the CP&L Companies are in compliance with all terms and conditions of the Environmental Permits except where the absence of such permits or such noncompliance may not reasonably be expected to have a Material Adverse Effect on CP&L.

    (c) Except as set forth in the CP&L Disclosure Schedule or in the CP&L SEC Reports filed prior to the date hereof, there is no Environmental Claim pending or, to the Knowledge of CP&L, threatened (i) against a CP&L Company,
(ii) against any person or entity whose liability for any Environmental Claim a CP&L Company has or may have retained or assumed either contractually or by operation of law or (iii) against or concerning any real property or operations which a CP&L Company owns, leases or manages, in whole or in part, which claim, if adversely determined, may reasonably be expected to have a Material Adverse Effect on CP&L.

    (d) Except as set forth in the CP&L Disclosure Schedule or in the CP&L SEC Reports filed prior to the date hereof, and except for any Releases of Hazardous Materials the liability for which may not reasonably be expected to have a Material Adverse Effect on CP&L, no Releases of any Hazardous Material (i) has occurred on any of the properties owned, leased or occupied by a CP&L Company or any predecessor, or (ii) is related to the business or operations of a CP&L Company or any predecessor, which in either case requires investigation, assessment, monitoring, remediation or cleanup under Environmental Laws.

    (e) CP&L has disclosed to FPC all material facts that CP&L reasonably believes form the basis of a Material Adverse Effect on CP&L arising from the cost of pollution control equipment currently required or known to be required in the future, current remediation costs or remediation costs known to be required in the future, or any other environmental matter affecting a CP&L Company that may be reasonably expected to have a Material Adverse Effect on CP&L.

    (f) Capitalized terms in this SECTION 3.13 shall have the meaning set forth in SECTION 4.15 hereof but any reference therein to FPC shall be deemed to refer to CP&L for purposes of this SECTION 3.13.

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
Section 3.14.  CP&L ACTION.

    The Board of Directors of CP&L (at meetings duly called, constituted and held) and the Board of Directors of Holdco have unanimously (a) determined that the Exchange is advisable and in the best interests of CP&L and its shareholders, and (b) approved the Original Agreement, and, as of March 3, 2000, the Amendment and the CVO Agreement, and the transactions contemplated hereby, including the Exchange, and (c) directed that the issuance of Holdco Common Stock in the Exchange be submitted with the recommendation of the Board of Directors of Holdco for consideration by Holdco's shareholders or CP&L's shareholders, as applicable, at the Holdco Special Meeting.

Section 3.15.  VOTES REQUIRED.

    The affirmative vote of holders of (a) a majority of the outstanding shares of CP&L Common Stock entitled to vote thereon, and (b) a majority of the outstanding shares of CP&L Common Stock, $5 Preferred Stock and Serial Preferred Stock, voting as a single class, are the only votes of the holders of any class or series of CP&L capital stock necessary to approve the CP&L Exchange. The affirmative vote of a majority of votes cast by shareholders of Holdco or CP&L, as applicable, at the Holdco Special Meeting is the only approval of Holdco or CP&L shareholders required to approve the issuance of Holdco Common Stock in the Exchange.

Section 3.16.  MATERIAL INTERESTS OF CERTAIN PERSONS.

    Except as disclosed in CP&L's Proxy Statement for its 1999 Annual Meeting of Shareholders or as set forth in the CP&L Disclosure Schedule, no officer or director of CP&L, or any "associate" (as such term is defined in Rule 14a-1 under the Exchange Act) of any such officer or director, has any material interest in any material Contract or property (real or personal), tangible or intangible, used in or pertaining to the business of CP&L or any CP&L Subsidiary.

Section 3.17.  REGULATION AS A UTILITY.

    CP&L is regulated as a public utility company in the states of North Carolina and South Carolina and North Carolina Natural Gas Corporation is regulated as a public utility company in the state of North Carolina. CP&L is currently a holding company exempt from all provisions of PUHCA except
Section 9(a)(2) thereof under Section 3(a)(2) pursuant to Rule 2 promulgated thereunder. Interpath Communications, Inc. is regulated as a telephone company in the states of Florida, Georgia, North Carolina, South Carolina, Tennessee and Virginia and by the FCC. Except as set forth above and with respect to their relationship to CP&L and Holdco under PUHCA, neither CP&L nor any subsidiary company, affiliate or associate company of CP&L is subject to regulation as a holding company, a public utility or a public service company (or similar designation) by any other state in the United States or any agency or instrumentality thereof, by the United States or any agency or any agency or instrumentality of the United States or by any foreign country. As used in this
SECTION 3.17, the terms "holding company", "subsidiary company", "associate company" and "affiliate" shall have the respective meanings ascribed to them in PUHCA.

Section 3.18.  ABSENCE OF UNDISCLOSED LIABILITIES.

    Except as disclosed in the CP&L SEC Reports filed prior to the date hereof or the CP&L Disclosure Schedule, none of the CP&L Companies has, as of the date hereof, or will have, as of the Effective Time, any liabilities or obligations of any kind, whether absolute, accrued, asserted or unasserted, contingent or otherwise, except to the extent such liabilities, obligations or contingencies were (a) reflected on or accrued or reserved against in the consolidated balance sheet of CP&L dated June 30, 1999, or reflected in the notes thereto, or
(b) incurred after the date of such balance sheet in the ordinary course of business and consistent with past practices and which, in the case of either subsection (a) or subsection (b) of this SECTION 3.18, individually or in the aggregate, has not had and may not reasonably be expected to have a Material Adverse Effect on CP&L.

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
Section 3.19.  YEAR 2000 MATTERS.

    The CP&L Companies have assessed their internal software and hardware components (in both information technology and other applications) for problems relating to the Year 2000 issue (the inability of computers and microchips to recognize and perform properly date-sensitive functions involving certain dates prior to and after December 31, 1999). Resolution of problems associated with the Year 2000 issue with respect to the software and hardware of the CP&L Companies can be achieved so as to allow the conduct of the business of the CP&L Companies as currently conducted, except for interruptions in service that may not reasonably be expected to have a Material Adverse Effect on CP&L. CP&L reasonably believes, as of the date hereof, that the remaining cost of resolution of the problems discussed above will not exceed the amounts reflected in CP&L's Report on Form 10-Q for the period ended June 30, 1999. While CP&L has made diligent inquiry of supplier, vendor and other third party Year 2000 plans, and, to the Knowledge of CP&L, there are no problems arising from the Year 2000 issue with respect to third parties that may reasonably be expected to have a Material Adverse Effect on CP&L, CP&L makes no representation or warranty with respect to Year 2000 compliance by any supplier, vendor or other third party.

Section 3.20.  NUCLEAR OPERATIONS.

    None of the CP&L Subsidiaries operates nuclear generating stations. The operations of CP&L's nuclear generating stations are being conducted in compliance with applicable health, safety, regulatory and other legal requirements, except where the failure to so comply may not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on CP&L. CP&L's nuclear generating stations maintain emergency plans designed to respond to an unplanned release therefrom of radioactive materials into the environment and liability insurance to the extent required by Law, and such further insurance (other than liability insurance) as is consistent with CP&L's view of the risks inherent in the operation of a nuclear power facility. CP&L's plans for the decommissioning of each of its nuclear generating stations and for the short-term storage of spent nuclear fuel conform with applicable regulatory or other legal requirements, and such plans have at all times been funded to the extent required by Law, which is consistent with CP&L's reasonable budget projections for such plans. CP&L has not incurred any liability as a result of operating nuclear power facilities for third parties which liability, in the aggregate, may reasonably be expected to have a Material Adverse Effect on CP&L.

Section 3.21.  NRC ACTIONS.

    CP&L has not been given notice of or been charged with actual or potential violation of, or is the subject of any ongoing proceeding, inquiry, special inspection, diagnostic evaluation or other NRC action (including rulemakings of general application that may effect the conduct of CP&L's business regarding CP&L's nuclear power facilities) of which CP&L has received notice under the Atomic Energy Act, any applicable regulations thereunder or the terms and conditions of any license granted to CP&L regarding CP&L's nuclear power facilities operated by CP&L that would have, or may reasonably be expected to have, a Material Adverse Effect on CP&L.

Section 3.22.  FEES AND EXPENSES OF BROKERS AND OTHERS.

    None of the CP&L Companies (a) has had any dealings, negotiations or communications with any broker or other intermediary in connection with the transactions contemplated by this Agreement, (b) is committed to any liability for any brokers' or finders' fees or any similar fees in connection with the transactions contemplated by this Agreement or (c) has retained any broker or other intermediary to act on its behalf in connection with the transactions contemplated by this Agreement, except that CP&L has engaged Merrill Lynch to represent it in connection with such transactions and shall pay all of Merrill Lynch's fees and expenses in connection with such engagement.

Section 3.23.  OPINION OF FINANCIAL ADVISOR.

    CP&L has received the opinions of Merrill Lynch to the effect that, as of August 22, 1999 and February 25, 2000, the Exchange Consideration to be paid by Holdco pursuant to the FPC Plan of Exchange was fair from a financial point of view to CP&L and to Holdco.

Section 3.24.  OWNERSHIP OF FPC COMMON STOCK.

    Neither CP&L nor any of the Subsidiaries of CP&L or other affiliates thereof owns any shares of FPC Common Stock either beneficially or of record.

Section 3.25.  CP&L PARTNERSHIPS.

    The representations and warranties set forth in SECTION 3.4, 3.6, 3.8, 3.10, 3.12, 3.13 and 3.18 are, to the Knowledge of CP&L, true and correct in all material respects with regard to the Partnerships of CP&L.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF FPC

    FPC represents and warrants to CP&L and Holdco as follows:

Section 4.1.  ORGANIZATION AND AUTHORITY OF THE FPC COMPANIES.

    Each of the FPC Companies is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization or incorporation, has full corporate or partnership power to carry on its respective business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such properties and assets now are owned, operated or held. Each of the FPC Companies is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the failure to be so qualified may reasonably be expected to have a Material Adverse Effect on FPC. The copies of the Certificate of Incorporation and Bylaws of FPC which have been delivered to CP&L are complete and correct and in full force and effect on the date hereof.

Section 4.2.  CAPITALIZATION.

    (a) FPC's authorized equity capitalization consists of 250,000,000 shares of FPC Common Stock. As of the close of business on August 20, 1999, 98,338,571 shares of FPC Common Stock were issued and outstanding and no additional shares of such capital stock have been issued between such time and the date hereof in each case not including shares issued under the FPC Plus Stock Plan on August 20, 1999. Such shares of FPC Common Stock constituted all of the issued and outstanding shares of capital stock of FPC as of such date. All issued and outstanding shares of FPC Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights and have not been issued in violation of any federal or state securities Laws. All of the outstanding shares of capital stock of FPC's Subsidiaries are validly issued, fully paid and nonassessable and are, except as set forth in the FPC Disclosure Schedule, owned by FPC, directly or indirectly, free and clear of all liens, claims, charges or encumbrances of any nature whatsoever. Except as set forth in the FPC Disclosure Schedule, there are no outstanding options, warrants, subscriptions or other rights to purchase or acquire any capital stock of FPC or its Subsidiaries, and there are no Contracts pursuant to which any of FPC or its Subsidiaries is bound to sell or issue any shares of its capital stock or any such options, warrants, subscriptions or rights.

    (b) The FPC Disclosure Schedule lists all Subsidiaries of FPC, their respective states of incorporation or organization, the jurisdictions in which they are qualified or licensed to do business, the authorized equity capitalization thereof, a brief description of the principal line or lines of business conducted by each such entity, and the interest of FPC therein.

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
    (c) The FPC Disclosure Schedule lists all Partnerships of FPC or its Subsidiaries, their respective states of organization, the jurisdictions in which they are qualified or licensed to do business, and the interest of FPC therein.

Section 4.3.  AUTHORITY RELATIVE TO THIS AGREEMENT.

    The execution, delivery and performance of the Original Agreement and the Amendment and of all of the other documents and instruments required hereby by FPC are within the corporate power of FPC. The execution and delivery of the Original Agreement and, as of March 3, 2000, the Amendment and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of FPC and no other corporate proceedings on the part of FPC are necessary to authorize the Original Agreement or the Amendment or to consummate the transactions contemplated herein (other than, with respect to the Exchange, the approval of the Exchange by a majority of the outstanding shares of FPC Common Stock at the FPC Special Meeting). The Original Agreement and, as of March 3, 2000, the Amendment, and all of the other documents and instruments required hereby have been or will be (in the case of documents and instruments permitted to be delivered after the date hereof) duly and validly executed and delivered by FPC and (assuming the due authorization, execution and delivery hereof and thereof by CP&L and Holdco) constitute or will constitute valid and binding agreements of FPC, enforceable against FPC in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other Laws affecting creditors' rights generally or equitable principles.

Section 4.4.  CONSENTS AND APPROVALS; NO VIOLATIONS.

    Except for (i) the filing of a premerger notification report under the HSR Act and the expiration or termination of the applicable waiting period with respect thereto; (ii) the filing with the SEC of the Proxy Statement/Prospectus, the Registration Statement, such reports under Section 13(a) of the Exchange Act and such other compliance with the Securities Act and the Exchange Act and the rules and regulations thereunder as may be required in connection with this Agreement and the transactions contemplated hereby, and the obtaining from the SEC of such orders as may be so required; (iii) the filing of FPC Articles of Exchange with the Department of State of the State of Florida and the Secretary of State of the State of North Carolina; (iv) such filings and approvals as may be required by any applicable state securities or "blue sky" laws; and (v) any required filings with and approvals of the NRC, the SEC, the Interstate Commerce Commission, the Surface Transportation Board, the FERC, the FCC and the insurance regulatory authorities of the States of Oklahoma and Texas, no filing or registration with, and no permit, authorization, consent, order or approval of, any Governmental Authority is necessary or required in connection with the execution and delivery of this Agreement by FPC or for the consummation by FPC of the transactions contemplated by this Agreement other than as may not reasonably be expected to have a Material Adverse Effect on FPC. Subject to the FPSC's plenary jurisdiction over the operations of FPC Utility Subsidiary, no filing with or approval of the FPSC is required by Florida Law in connection with the execution and delivery of this Agreement by FPC or for the consummation by FPC of the transactions contemplated by this Agreement. Assuming that all filings, registrations, permits, authorizations, consents, orders and approvals contemplated by the immediately preceding sentence have been duly made or obtained, and assuming receipt of the required approval of the holders of FPC Shares at the FPC Special Meeting, neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby by FPC will (i) conflict with or result in any breach of any provision of the Certificates of Incorporation, bylaws, partnership or joint venture agreements or other organizational documents of any of the FPC Companies, (ii) subject to obtaining the third party consents identified in the FPC Disclosure Schedule, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, acceleration or increased cost) under, or otherwise result in any diminution of any of the rights of the FPC Companies with respect to, any of the terms, conditions or provisions of any security, note, bond, mortgage, indenture, license, Contract or other instrument or obligation to which any of the FPC Companies is a party or by which it or any of them or any of their properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to any of the FPC Companies or any of their properties or assets except, in the case of clauses (ii) or
(iii) above, for violations, breaches or defaults that, individually or in the aggregate, may not reasonably be expected to have a Material Adverse Effect on FPC and that will not prevent or delay the consummation of the transactions contemplated hereby.

Section 4.5.  REPORTS.

    The filings required to be made by any FPC Company since January 1, 1996 under NYSE rules or any applicable Law, including the Securities Act, the Exchange Act, PUHCA, the Power Act, the Atomic Energy Act and applicable Florida laws and regulations, have been filed with the NYSE or each applicable Governmental Authority, including the SEC, the FERC, the NRC, the FPSC, the Interstate Commerce Commission, the Surface Transportation Board, and the insurance regulatory authorities of the States of Oklahoma and Texas as the case may be, and each of the FPC Companies has complied in all material respects with all requirements of such acts, Laws and rules and regulations thereunder with such exceptions that may not reasonably be expected to have, in the aggregate, a Material Adverse Effect on FPC. As of their respective dates, none of the FPC SEC Reports, including without limitation any financial statements or schedules included therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made. Each of the balance sheets (including the related notes and schedules) included in the FPC SEC Reports fairly presented the consolidated financial position of FPC and its Subsidiaries as of the respective dates thereof, and the other related financial statements (including the related notes and schedules) included therein fairly presented the results of operations and cash flows of FPC and its Subsidiaries for the respective fiscal periods set forth therein. Each of the financial statements (including the related notes and schedules) included in the FPC SEC Reports (i) complied as to form in all material respects with the applicable accounting requirements and rules and regulations of the SEC, and (ii) was prepared in accordance with GAAP consistently applied during the periods presented, except as otherwise noted therein and subject to normal year-end and audit adjustments in the case of any unaudited interim financial statements. Except for FPC, FPC Utility Subsidiary and except as disclosed in the FPC Disclosure Schedule, none of the FPC Companies is required to file any forms, reports or other documents with the SEC, the NYSE or any other foreign or domestic securities exchange or Governmental Authority with jurisdiction over securities laws.

Section 4.6.  ABSENCE OF CERTAIN EVENTS.

    Except as set forth in the FPC SEC Reports filed prior to the date hereof or the FPC Disclosure Schedule, since December 31, 1998, each of the FPC Companies has conducted its business only in the ordinary course consistent with past practice, and none of the FPC Companies has suffered any change in its business, financial condition or results of operations that has had or may reasonably be expected to have a Material Adverse Effect on FPC, and no event has occurred and no facts or conditions exist that have had or may reasonably be expected to have a Material Adverse Effect on FPC. Except as disclosed in the FPC SEC Reports filed prior to the date hereof or in the FPC Disclosure Schedule, there has not been since December 31, 1998: (i) any material increase in the obligations of any of the FPC Companies in respect of compensation, severance or termination benefits or any adoption of or material increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement (including, without limitation, the granting of stock options or stock appreciation rights or the award of restricted stock); (ii) any entry by any of the FPC Companies into any material commitment, agreement, license or transaction other than in the ordinary and usual course of business; (iii) any declaration or payment of any dividend or other distribution with respect to FPC Common Stock, except for regular cash dividends consistent with past practice; (iv) any change in the accounting policies or practices of FPC; (v) any damage, destruction or loss, whether covered by insurance or not, which has had or may reasonably be expected to have a Material Adverse Effect on FPC; or (vi) any agreement to do any of the foregoing.

Section 4.7.  PROXY STATEMENT/PROSPECTUS.

    None of the information to be supplied by FPC for inclusion or incorporation by reference with respect to the FPC Companies to be included in the Proxy Statement/Prospectus or the Registration Statement will, in the case of the Proxy Statement/Prospectus or any amendments thereof or supplements thereto, at the time of the mailing of the Proxy Statement/Prospectus or any amendments thereof or supplements thereto, and at the time of the FPC Special Meeting, or, in the case of the Registration Statement, at the time it becomes effective and, as the same may be amended, at the effective time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement/Prospectus will comply as to form in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder, except that no representation is made by FPC with respect to information supplied by CP&L or Holdco or any affiliate of CP&L or Holdco for inclusion in the Proxy Statement/Prospectus.

Section 4.8.  LITIGATION.

    Except as specifically disclosed in the FPC SEC Reports filed prior to the date hereof, or in the FPC Disclosure Schedule, (a) there are no complaints, claims, suits, actions, mediations, arbitrations or proceedings (including proceedings related to the rates charged by the FPC Utility Subsidiary) pending or, to the Knowledge of FPC, threatened, nor are there any investigations or reviews pending or, to the Knowledge of FPC, threatened against or affecting FPC or any of its Subsidiaries or Partnerships that, in the aggregate, may reasonably be expected to have a Material Adverse Effect on FPC, (b) there have not been any developments since December 31, 1998 with respect to any such disclosed complaints, claims, suits, actions, mediations, arbitrations, proceedings, investigations or reviews which, in the aggregate, may reasonably be expected to have a Material Adverse Effect on FPC, and (c) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to FPC or any of the FPC Companies that, in the aggregate, may reasonably be expected to have a Material Adverse Effect on FPC or the transactions contemplated by this Agreement.

Section 4.9.  REAL AND PERSONAL PROPERTY.

    (a) The FPC Companies own, or have a valid and enforceable right to use or a valid and enforceable leasehold interest in, all real property (including all buildings, fixtures and other improvements thereto) used by them in the conduct of their respective businesses as such businesses are now being conducted. Except as disclosed in the FPC SEC Reports or the FPC Disclosure Schedule, none of the FPC Companies' ownership of or leasehold interest in any such property is subject to any mortgage, pledge, lien, option, conditional sale agreement, encumbrance, security interest, title exception or restriction or claim or charge of any kind ("Encumbrances"), except for such Encumbrances that in the aggregate may not reasonably be expected to have a Material Adverse Effect on FPC. All such property is in good condition and repair and is suitable in all material respects for the purposes for which it is now being used in the conduct of the businesses of the FPC Companies, except to the extent that the poor condition or unsuitability of any such property would not in the aggregate reasonably be expected to have a Material Adverse Effect on FPC. To the Knowledge of FPC, there are no conditions existing in respect of such assets which would require FPC or any of its Subsidiaries to incur any capital expenditures relating thereto which are materially in excess of the amounts budgeted by FPC (as reflected in existing budgets of FPC, true and correct copies of which were delivered to CP&L) for maintenance, repair or renewal of the assets.

    (b) Except as otherwise disclosed in the FPC Disclosure Schedule or in the FPC SEC Reports filed prior to the date hereof, all personal property that is owned by the FPC Companies or used by any of them in the conduct of their respective businesses is owned free and clear of any Encumbrances, except for such Encumbrances that in the aggregate may not reasonably be expected to have a Material Adverse Effect on FPC. All such property is in good working condition, subject to normal wear and tear, and is suitable in all material respects for the purposes for which it is now being used in the conduct of the businesses of the FPC Companies, except to the extent that the poor condition or unsuitability of any such property in the aggregate may not reasonably be expected to have a Material Adverse Effect on FPC.

Section 4.10.  CONTRACTS; NO DEFAULT.

    (a) The FPC Disclosure Schedule lists all of the Contracts to which any FPC Company is a party that constitute: (i) a material contract as defined in Item 601 of Regulation S-K under the Exchange Act; (ii) an agreement relating to the borrowing or lending of money or the purchase or sale of securities; (iii) a guaranty, contribution agreement or other agreement that includes any material indemnification, surety, contribution or support obligation; (iv) an agreement limiting in any material respect the ability of any FPC Company to compete in any line of business or with any person; (v) any collective bargaining agreement; and (vi) an employment or consulting agreement to which any of the FPC Companies is a party or by which any of the FPC Companies is bound. Each such Contract is a valid and binding agreement of such FPC Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, or other Laws affecting creditors' rights generally or equitable principles. The FPC Companies have performed and, to the Knowledge of FPC, every other party has performed, each material term, covenant and condition of each of such Contracts that is to be performed by any of them at or before the date hereof. No event has occurred that would, with the passage of time or compliance with any applicable notice requirements or both, constitute a default by any FPC Company or, to the Knowledge of FPC, any other party under any of such Contracts, and, to the Knowledge of FPC, no party to any of such Contracts intends to cancel, terminate or exercise any option under any of such Contracts.

    (b) No FPC Company is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) its respective charter, bylaws or other governing or organizational documents, (ii) any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which any FPC Company is now a party or by which any FPC Company or any of its respective properties or assets may be bound or (iii) any order, writ, injunction, decree, statute, rule or regulation applicable to any FPC Company, except in the case of clauses (ii) and (iii) above for defaults or violations which in the aggregate may not reasonably be expected to have a Material Adverse Effect on FPC.

Section 4.11.  LABOR MATTERS.

    (a) Except as set forth in the FPC Disclosure Schedule, with respect to employees of the FPC Companies: (i) to the Knowledge of FPC, no senior executive, key employee or group of employees has any plans to terminate employment with any of the FPC Companies; (ii) there is no unfair labor practice charge or complaint against any FPC Company pending or, to the Knowledge of FPC, threatened before the National Labor Relations Board or any other comparable authority; (iii) no grievance or any arbitration proceeding arising out of or under collective bargaining agreements is pending and, to the Knowledge of FPC, no claims therefor exist or have been threatened; (iv) there is no litigation, arbitration proceeding, governmental investigation, administrative charge, citation or action of any kind pending or, to the Knowledge of FPC, proposed or threatened against any FPC Company relating to employment, employment practices, terms and conditions of employment or wages and hours; (v) there is no strike, dispute, slowdown, work stoppage or lockout pending, or to the best knowledge of FPC, threatened against or involving FPC; and (vi) FPC is in compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health, except, in the cases of the preceding clauses (iii), (iv), (v) and (vi), for such proceedings, actions, or violations which in the aggregate may not reasonably be expected to have a Material Adverse Effect on FPC.

    (b) Except as described in the FPC Disclosure Schedule, no FPC Company has any collective bargaining relationship or duty to bargain with any Labor Organization (as such term is defined in Section 2(5) of the National Labor Relations Act, as amended), and no FPC Company has recognized any Labor Organization as the collective bargaining representative of any of its employees.

Section 4.12.  EMPLOYEE BENEFIT PLANS.

    (a) For purposes of this SECTION 4.12, the term "FPC Benefit Plans" shall mean all pension, retirement, profit-sharing, deferred compensation, stock option, stock purchase, employee stock ownership, severance pay, vacation, bonus or other incentive plans, and all other payroll practices, employee programs, arrangements or agreements, whether arrived at through collective bargaining or otherwise, all hospitalization or other medical, vision, dental and other health plans, all life insurance plans, all disability plans, or other insurance, and all other employee benefit plans or fringe benefit plans, including, without limitation, any "employee benefit plan," as that term is defined in
Section 3(3) of ERISA, currently adopted, maintained by, sponsored in whole or in part by, or contributed to by any of the FPC Companies (which term, for purposes of this SECTION 4.12, includes any entity that is a member of the FPC controlled group or otherwise affiliated with FPC under Code Sections 414(b),
(c), (m) or (o)) for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries are eligible to participate. Any of the FPC Benefit Plans which is an "employee pension benefit plan," as that term is defined in
Section 3(2) of ERISA, is referred to herein as an "FPC Pension Plan."

    (b) No FPC Benefit Plan is or has been a multiemployer plan within the meaning of Section 3(37) of ERISA and none of the FPC Companies has contributed to any such plan at any time during the current year or the preceding six
(6) calendar years.

    (c) All FPC Benefit Plans are in compliance with the applicable provisions (including, without limitation, any funding requirements or limitations) of ERISA, the Code, COBRA, and any other applicable Laws, the breach or violation of which could have a Material Adverse Effect on the FPC Companies. To the Knowledge of FPC, each FPC Benefit Plan has been administered substantially in accordance with its terms and all reports, returns, and other documentation that are required to have been filed with the IRS, the Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency (federal, state, or local) have been properly filed with the appropriate governmental agency on a timely basis or distributed as required, in each instance in which the failure to file or distribute such reports, returns, and other documents may reasonably be expected to result in a Material Adverse Effect on FPC. Except as set forth in the FPC Disclosure Schedule, no lawsuits or complaints to or by any person or governmental authority are pending, or to the Knowledge of FPC, are contemplated or threatened, with respect to any FPC Benefit Plan.

    (d) Except as set forth in the FPC Disclosure Schedule, no FPC Benefit Plan provides for post-retirement medical benefit obligations (without regard to COBRA obligations). FPC has not incurred any material liability with respect to any "welfare plan" (as defined in Section 3(1) of ERISA) or for "welfare benefits" (as defined in Code Section 419) that are not fully reflected in FPC's audited financial statements. Except as set forth in the FPC Disclosure Schedule, no FPC Pension Plan which is a defined benefit pension plan has any "unfunded current liability," as that term is defined in Section 302(d)(8)(A) of ERISA, and the present fair market value of the assets of any such plan exceeds the plan's "benefit liabilities," as that term is defined in
Section 4001(a)(16) of ERISA, when
determined under actuarial factors that would apply if the plan terminated in accordance with all applicable legal requirements.

    (e) The FPC Disclosure Schedule contains a true and correct list of all FPC Benefit Plans. None of the FPC Benefit Plans will be breached by FPC's execution, delivery, and performance of this Agreement. The FPC Disclosure
Schedule identifies each FPC Pension Plan and denotes those intended to be qualified under Section 401(a) of the Code (the "FPC Qualified Plans"). FPC has provided CP&L with access to true and correct copies of each governing document for each FPC Benefit Plan or a summary of any such FPC Benefit Plan that is not evidenced by a written plan document, together with the most recent summary plan description, the last three (3) years' annual reports and audited financial statements for each such plan and the actuarial report for any FPC Pension Plan that is a defined benefit pension plan or funded welfare benefit plan. To the Knowledge of FPC, each FPC Benefit Plan is enforceable in accordance with its terms.

    (f) To the Knowledge of FPC, each FPC Qualified Plan complies in all material respects with applicable law as of the date hereof, and the IRS has issued favorable determination letters to the effect that the form of each FPC Qualified Plan satisfies the requirements of Section 401(a) and related sections of the Code. To the Knowledge of FPC, there are no facts or circumstances that would jeopardize or adversely affect in any material respect the qualification under Section 401(a) of the Code of any FPC Qualified Plan.

    (g) As of the Closing Date, full payment will be made to each FPC Benefit Plan of all contributions (including all employer contributions and employee salary reduction contributions), costs, benefits, premiums, and other amounts due in connection with the FPC Benefit Plans that are required under the terms thereof, and under ERISA or the Code, to be made prior to that date. No FPC Company, and no organization to which FPC is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, has engaged in any transaction within the meaning of Section 4069 of ERISA. None of the FPC Benefit Plans has experienced a "reportable event" as defined in Section 4043(b) of ERISA and its regulations within the last five (5) years for which the 30-day notice requirement has not been waived, except for reportable events which may not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on FPC.

    (h) To the Knowledge of FPC, no FPC Company has engaged in any prohibited transaction, as defined in Section 4975 of the Code or Section 406 of ERISA, that could subject any FPC Benefit Plan to any tax or penalty imposed under
Section 4975(a) of the Code or Section 502(i) of ERISA which may be reasonably expected to have a Material Adverse Effect on FPC. No FPC Company (i) has engaged in any transaction that may result in the imposition on FPC or its affiliates of any such excise tax under Sections 4971, 4972, 4975, and 4976 through 4980 of the Code, or otherwise incurred a liability for any excise tax, other than excise taxes that have heretofore been paid or have been accrued, and, in either case, are fully reflected in FPC's audited financial statements, or (ii) is now, nor at any time will be by virtue of any action taken prior to the Effective Time, subject to a requirement to provide security under
Section 401(a)(29) of the Code, nor shall any asset of a FPC Company be subject to a lien by reason of the provisions of Section 412(n) of the Code. To the Knowledge of FPC, the FPC Benefit Plans comply and have in the past complied in all material respects with all applicable non-discrimination and coverage requirements under the Code. FPC currently complies and has in the past complied with all applicable workers' compensation statutes.

    (i) Except as set forth in the FPC Disclosure Schedule, there are no FPC employment or severance agreements that cannot be terminated without triggering severance or "parachute" obligations thereunder. The FPC Disclosure Schedule lists all payments required to be made to employees, officers or directors of any FPC Company as a result of this Agreement or the transactions contemplated thereby.

    (j) An aggregate number of 314,458 nominal FPC Shares are currently subject to grants under the FPC LTIP. If an FPC change in control were to occur as of the date this Agreement is signed, 150% of such FPC Shares would be distributable thereunder together with dividend equivalents, for a total of 580,175 FPC Shares, assuming a 23% dividend equivalency rate. Grants will continue to be made or adjusted in the normal course of business consistent with past practice under the FPC LTIP through the Effective Time. In addition, as each three-year performance cycle is completed, an additional amount of 25% of the FPC Shares awarded under the FPC LTIP may be issued to current participants who have met certain stock ownership guidelines. The maximum total additional FPC Shares which could be issued under these provisions as of the date of this Agreement is 769,856, based upon the FPC Disclosure Schedule which includes FPC's good faith estimate of the impact of the FPC LTIP and the related provisions of this Agreement as of an estimated Closing Date of December 31, 2000.

    (k) Neither FPC nor any FPC Subsidiary has any liability under the Coal Industry Retiree Health Benefit Act of 1992.

Section 4.13.  TAX MATTERS.

    (a) Except as set forth in the FPC Disclosure Schedule:

        (i) FPC and each of its Subsidiaries that is incorporated under the laws of the United States or of any of the United States are members of the affiliated group, within the meaning of Section 1504(a) of the Code, of which FPC is the common parent, such affiliated group files a consolidated federal income tax return and neither FPC nor any of its Subsidiaries has ever filed a consolidated federal income tax return with (or been included in a consolidated return of) a different affiliated group;

        (ii) each of the FPC Companies has timely filed or caused to be filed all material Tax Returns required to have been filed by or for it, and all information set forth in such Tax Returns is accurate and complete in all material respects;

        (iii) each of the FPC Companies has paid or made adequate provision on its books and records in accordance with GAAP for all material Taxes covered by such Tax Returns;

        (iv) each of the FPC Companies is in material compliance with, and its records contain all information and documents (including, without limitation, properly completed IRS Forms W-8 and Forms W-9) necessary to comply with, all applicable information reporting requirements under federal, state, local and foreign Laws, and such records identify with specificity all accounts subject to withholding under Section 1441, 1442 or 3406 of the Code or similar provisions of state, local or foreign Laws;

        (v) each of the FPC Companies has collected or withheld all material Taxes required to be collected or withheld by it, and all such Taxes have been paid to the appropriate Governmental Authority or set aside in appropriate accounts for future payment when due;

        (vi) there are no unpaid Taxes due and payable by any of the FPC Companies or by any other person that are or may become a lien on any asset of, or otherwise may reasonably be expected to have a Material Adverse Effect on, FPC;

        (vii) none of the FPC Companies has granted (or is subject to) any waiver, which is currently in effect, of the period of limitations for the assessment of any Tax; no unpaid Tax deficiency has been assessed or asserted against or with respect to any of the FPC Companies by any Governmental Authority; no power of attorney relating to Taxes that is currently in effect has been granted by or with respect to any of the FPC Companies; there are no currently pending administrative or judicial proceedings, or any deficiency or refund litigation, with respect to Taxes of any of the FPC Companies, the adverse outcome of which may reasonably be expected to have a Material Adverse Effect on FPC; and any such assertion, assessment, proceeding or litigation disclosed in the FPC Disclosure Schedule hereto is being contested in good faith through appropriate measures, and its status is described in the FPC Disclosure Schedule hereto;

        (viii) none of the FPC Companies has made or entered into, or holds any asset subject to, a consent filed pursuant to Section 341(f) of the Code or a "safe harbor lease" subject to former Section 168(f)(8) of the Code;

        (ix) none of the FPC Companies is required to include in income any material amount from an adjustment pursuant to Section 481 of the Code or any similar provision of state or local Law, and to the Knowledge of FPC no Governmental Authority has proposed any such adjustment;

        (x) none of the FPC Companies is obligated to make any payments, or is a party to any Contract that could obligate it to make any payments, that would not be deductible by reason of Section 162(m) or 280G of the Code;

        (xi) there are no excess loss accounts or deferred intercompany gains with respect to any member of the affiliated group of which FPC is the common parent which may reasonably be expected to have a Material Adverse Effect on FPC if taken into account;

        (xii) the most recent audited consolidated balance sheet included in the FPC SEC Reports fully and properly reflects, as of the date thereof, the liabilities of FPC and its Subsidiaries for all accrued Taxes and deferred liability for Taxes and, for periods ending after such date, the books and records of each such corporation fully and properly reflect its liability for all accrued Taxes;

        (xiii) since April 16, 1997, none of the FPC Companies has distributed to its stockholders or security holders stock or securities of a controlled corporation in a transaction to which Section 355(a) of the Code applies; and

        (xiv) with respect to any Fund within the meaning of Section 468A of the Code that is established by or for the benefit of any FPC Company, (A) such Fund is in compliance with (i) all requirements of Sections 468A and 4951 of the Code and (ii) all Tax Return and Tax payment requirements resulting from the application of Section 468A of the Code (and any similar provision of state or local Law) to the Fund, and (B) such FPC Company (i) has not claimed any deduction for contributions to the Fund in excess of the amounts permitted by Section 468A(b) and (ii) has included in income all amounts includible in its income under Section 468A(c).

    (b) The FPC Disclosure Schedule describes all material and continuing Tax elections, consents and agreements made by or affecting any of the FPC Companies, lists all types of material Taxes paid and Tax Returns filed by or on behalf of any of the FPC Companies and expressly indicates each Tax with respect to which any of the FPC Companies is or has been included in a consolidated, unitary or combined return.

Section 4.14.  COMPLIANCE WITH LAW.

    The FPC Companies hold, and immediately after the Effective Time will continue to hold, all permits, licenses, variances, exemptions, orders, franchises, consents and approvals of all Governmental Authorities necessary for them to own, lease and operate their properties and assets and to lawfully conduct their respective businesses (the "FPC Permits"), except where the failure so to hold may not reasonably be expected to have a Material Adverse Effect on FPC. Except as set forth in the FPC Disclosure Schedule, the FPC Companies are in compliance with the terms of the FPC Permits, except where the failure so to comply may not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on FPC. Except as disclosed in the FPC SEC Reports filed prior to the date hereof or as set forth in the FPC Disclosure Schedule, the business of the FPC Companies is not being conducted in violation of any Law, ordinance or regulation of any Governmental Authority, except for possible violations which, individually or in the aggregate, may not reasonably be expected to have a Material Adverse Effect on FPC.

Section 4.15.  ENVIRONMENTAL MATTERS.

    (a) Except as set forth in the FPC SEC Reports filed prior to the date hereof or in the FPC Disclosure Schedule, each of the FPC Companies is in compliance with all applicable Environmental Laws except for noncompliance which may not reasonably be expected to have a Material Adverse Effect on FPC. Except as set forth in the FPC Disclosure Schedule, and except for matters that have been fully resolved, no FPC Company has received any written communication from any person or Governmental Authority that alleges that it is not in compliance with applicable Environmental Laws where such noncompliance may reasonably be expected to have a Material Adverse Effect on FPC.

    (b) Except as set forth in the FPC Disclosure Schedule, the FPC Companies have obtained all environmental, health and safety permits and governmental authorizations (collectively, the "Environmental Permits") necessary for the construction of their facilities or the conduct of their operations, and all such permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and the FPC Companies are in compliance with all terms and conditions of the Environmental Permits except where the absence of such permits or such noncompliance may not reasonably be expected to have a Material Adverse Effect on FPC.

    (c) Except as set forth in the FPC Disclosure Schedule, or in the FPC SEC Reports filed prior to the date hereof, there is no Environmental Claim pending or to the Knowledge of FPC, threatened (i) against a FPC Company, (ii) against any person or entity whose liability for any Environmental Claim a FPC Company has or may have retained or assumed either contractually or by operation of law or (iii) against or concerning any real property or operations which a FPC Company owns, leases or manages, in whole or in part, which claim, if adversely determined, may reasonably be expected to have a Material Adverse Effect on FPC.

    (d) Except as set forth in the FPC Disclosure Schedule or in the FPC SEC Reports filed prior to the date hereof, and except for any Releases (as hereinafter defined) of Hazardous Materials (as hereinafter defined) the liability for which may not reasonably be expected to have a Material Adverse Effect on FPC, no Release of any Hazardous Material (i) has occurred on any of the properties owned, leased or occupied by a FPC Company or any predecessor, or
(ii) is related to the business or operations of a FPC Company or any predecessor, which in either case requires investigation, assessment, monitoring, remediation or cleanup under Environmental Laws.

    (e) FPC has disclosed to CP&L all material facts that FPC reasonably believes form the basis of a Material Adverse Effect on FPC arising from the cost of pollution control equipment currently required or known to be required in the future, current remediation costs or remediation costs known to be required in the future, or any other environmental matter affecting a FPC Company that may be reasonably expected to have a Material Adverse Effect on FPC. To the Knowledge of FPC, it has delivered to CP&L prior to the date hereof copies of all material environmental investigations, studies, audit tests, reviews or other analyses (including all Phase I environmental assessments) conducted of the properties or operations of any FPC Company within the last five (5) years.

    (f) As used in this Agreement: (i) "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, proceedings or notices by any Governmental Authority or other person alleging in writing violations of or liability under Environmental Laws, or demanding remediation of conditions which, with notice, the passage of time, or both would constitute violations of Environmental Laws, arising out of, based on or resulting from (a) the presence, manufacture, disturbance, generation, use, transportation, treatment, storage, disposal or the Release or threatened Release into the environment, of any Hazardous Materials at any location, whether or not owned, operated, leased or managed by a FPC Company or (b) circumstances forming the basis of any violation of any Environmental Law; (ii) "Environmental Laws" means any Law in effect on the date of this Agreement relating to pollution or protection of human health or the environment or Releases or threatened Releases of Hazardous Materials, to the manufacture,

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
disturbance, generation, use, transportation, treatment, storage, disposal, or handling of Hazardous Materials. "Environmental Laws" include without limitation, the Clean Air Act, the Clean Water Act of 1977, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the National Environmental Policy Act of 1969, the Oil Pollution Act of 1990, the Resource Conservation and Recovery Act of 1976, the Hazardous and Solid Waste Amendments of 1984, the Outer Continental Shelf Lands Act, the Superfund Amendments and Reauthorization Act of 1986, the River and Harbor Act, and the Toxic Substances Control Act; (iii) "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, manufactured gas waste, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls; (b) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", or words of similar import, under any Law; and (c) any other chemical, material, substance or waste, exposure to or the manufacture, disturbance, generation, use, transportation or treatment of which is now prohibited, limited or regulated under any Law in a jurisdiction in which a FPC Company operates; and
(iv) "Release" means any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching or migration into the atmosphere, soil, surface water, groundwater or property.

Section 4.16.  FPC ACTION.

    The Board of Directors of FPC (at meetings duly called, constituted and held) has unanimously (a) determined that the Exchange is advisable and in the best interests of FPC and its shareholders, (b) approved the Original Agreement, and, as of March 3, 2000, the Amendment, and the CVO Agreement, and the transactions contemplated hereby, including the Exchange, and (c) subject to the provisions of SECTION 5.5(B)(II), directed that the Exchange be submitted with the recommendation of the Board of Directors for consideration by FPC's shareholders at the FPC Special Meeting. FPC has taken all steps necessary to exempt (i) the execution and delivery of the Original Agreement and the Amendment, (ii) the Exchange and (iii) the transactions contemplated hereby and thereby from, (x) assuming that the representation contained in SECTION 3.24 is accurate, any statute of the State of Florida that purports to limit or restrict business combinations or the ability to acquire or to vote shares, including, without limitation, Sections 607.0901 and 607.0902 of the FBCA, and (y) any applicable provision of FPC's Articles of Incorporation or Bylaws containing change of control or anti-takeover provisions. FPC has (A) duly entered into an appropriate amendment to the FPC Rights Agreement and (B) taken all other action necessary or appropriate so that the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby (including, without limitation, the Exchange), do not and will not (I) result in the ability of any person to exercise any FPC Rights or enable or require the FPC Rights to separate from the shares of FPC Common Stock to which they are attached,
(II) cause CP&L or any of its Affiliates or Associates to be an Acquiring Person (as each such term is defined in the FPC Rights Agreement) or (III) trigger any other provisions of the FPC Rights Agreement, including giving rise to a Distribution Date or a Triggering Event (as each such term is defined in the FPC Rights Agreement), and such amendment shall be in full force and effect from and after the date hereof.

Section 4.17.  VOTE REQUIRED.

    The affirmative vote of holders of a majority of the outstanding shares of FPC Common Stock entitled to vote thereon is the only vote of the holders of any class or series of FPC capital stock necessary to approve this Agreement and the transactions contemplated by the Agreement.

Section 4.18.  MATERIAL INTERESTS OF CERTAIN PERSONS.

    Except as disclosed in FPC's Proxy Statement for its 1999 Annual Meeting of Shareholders or as set forth in the FPC Disclosure Schedule, no officer or director of FPC, or any "associate" (as such term is defined in Rule 14a-1 under the Exchange Act) of any such officer or director, has any material interest in any material Contract or property (real or personal), tangible or intangible, used in or pertaining to the business of FPC or any FPC Subsidiary.

Section 4.19.  INSURANCE.

    Except as set forth in the FPC Disclosure Schedule, each FPC Company is, and has been continuously since December 31, 1995, insured by reputable and financially responsible insurers in such amounts and against such risks and losses as are customary for companies conducting their respective businesses during such time period. No FPC Company has received any notice of cancellation or termination with respect to any material insurance policy thereof and no FPC Company has received notice that any such policy is invalid or unenforceable.

Section 4.20.  FEES AND EXPENSES OF BROKERS AND OTHERS.

    None of the FPC Companies (a) has had any dealings, negotiations or communications with any broker or other intermediary in connection with the transactions contemplated by this Agreement, (b) is committed to any liability for any brokers' or finders' fees or any similar fees in connection with the transactions contemplated by this Agreement or (c) has retained any broker or other intermediary to act on its behalf in connection with the transactions contemplated by this Agreement, except that FPC has engaged Salomon Smith Barney to represent it in connection with such transactions, and shall pay all of Salomon Smith Barney's fees and expenses in connection with such engagement.

Section 4.21.  OPINION OF FINANCIAL ADVISOR.

    The Board of Directors of FPC has received the opinions of Salomon Smith Barney, dated August 21, 1999 and March 3, 2000, to the effect that, as of such date, the Exchange Consideration was fair from a financial point of view to the holders of shares of FPC Common Stock.

Section 4.22.  REGULATION AS UTILITY OR AS PART OF UTILITY HOLDING COMPANY
SYSTEM.

    FPC Utility Subsidiary is regulated as a public utility in the State of Florida and in no other state. FPC is a holding company exempt from all provisions of PUHCA except Section 9(a)(2) thereof under Section 3(a)(1) pursuant to Rule 2 promulgated thereunder. Except as set forth above and with respect to their relationship to FPC under PUHCA, neither FPC nor any subsidiary company, affiliate or associate company of FPC is subject to regulation as a holding company, a public utility or public service company (or similar designation) by any other state in the United States or any agency or instrumentality thereof, by the United States or any agency or instrumentality of the United States or by any foreign country. As used in this SECTION 4.22, the terms "holding company", "subsidiary company", "associate company" and "affiliate" shall have the respective meanings ascribed to them in PUHCA.

Section 4.23.  ABSENCE OF UNDISCLOSED LIABILITIES.

    Except as disclosed in the FPC SEC Reports filed prior to the date hereof or the FPC Disclosure Schedule, none of the FPC Companies has, as of the date hereof, or will have, as of the Effective Time, any liabilities or obligations of any kind, whether absolute, accrued, asserted or unasserted, contingent or otherwise, except to the extent such liabilities, obligations or contingencies were (a) reflected on or accrued or reserved against in the consolidated balance sheet of FPC dated June 30, 1999, or reflected in the notes thereto, or
(b) incurred after the date of such balance sheet in the ordinary course of business and consistent with past practices and which, in the case of either subsection (a) or subsection (b) of this SECTION 4.23, individually or in the aggregate, has not had and may not reasonably be expected to have a Material Adverse Effect on FPC.

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
Section 4.24.  INTELLECTUAL PROPERTY.

    The FPC Companies own, or are licensed or otherwise possess, legally enforceable and otherwise adequate rights to use, all patents, trademarks, trade names, service marks, logos, trade dress, fictitious names, copyrights and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or material that are required or reasonably necessary for the conduct of their businesses as currently conducted, except as would not, individually or in the aggregate, have a Material Adverse Effect on FPC (collectively, the "FPC Intellectual Property Rights"). All of the FPC Intellectual Property Rights are owned or licensed by a FPC Company, free and clear of any and all Encumbrances, except as set forth in applicable license agreements or as would not, individually or in the aggregate, have a Material Adverse Effect on FPC. To the Knowledge of FPC, the use of the FPC Intellectual Property Rights by the FPC Companies does not, in any material respect, conflict with, infringe upon, violate or interfere with or constitute an appropriation of any right, title, interest or good will of any other person and neither FPC nor any FPC Company has received notice of any claim or otherwise have Knowledge that any FPC Intellectual Property Right is invalid, conflicts with the asserted rights of any other person, or has not been used or enforced in a manner that would result in its abandonment, cancellation, or unenforceability, except as would not, individually or in the aggregate, have a Material Adverse Effect on FPC.

Section 4.25.  YEAR 2000 MATTERS.

    The FPC Companies have assessed their internal software and hardware components (in both information technology and other applications) for problems relating to the Year 2000 issue (the inability of computers and microchips to recognize and perform properly date-sensitive functions involving certain dates prior to and after December 31, 1999). Resolution of problems associated with the Year 2000 issue with respect to the software and hardware of the FPC Companies can be achieved so as to allow the conduct of the business of the FPC Companies as currently conducted, except for interruptions in service that may not reasonably be expected to have a Material Adverse Effect on FPC. FPC reasonably believes, as of the date hereof, that the remaining cost of resolution of the problems discussed above will not exceed the amounts reflected in FPC's Report on Form 10-Q for the period ended June 30, 1999. While FPC has made diligent inquiry of supplier, vendor and other third party Year 2000 plans, and, to the Knowledge of FPC, there are no problems arising from the Year 2000 issue with respect to third parties that may reasonably be expected to have a Material Adverse Effect on FPC, FPC makes no representation or warranty with respect to Year 2000 compliance by any supplier, vendor or other third party.

Section 4.26.  NUCLEAR OPERATIONS.

    The operations of FPC's and its Subsidiaries' nuclear generating station are conducted in compliance with applicable health, safety, regulatory and other legal requirements except where the failure to so comply may not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on FPC. FPC's and its Subsidiaries' nuclear generating station maintains emergency plans designed to respond to an unplanned release therefrom of radioactive materials into the environment and liability insurance to the extent required by Law, and such further insurance (other than liability insurance) as is consistent with FPC's view of the risks inherent in the operation of a nuclear power facility. FPC's and its Subsidiaries' plans for the decommissioning of its nuclear generating station and for the short-term storage of spent nuclear fuel conform with applicable regulatory or other legal requirements, and such plans have at all times been funded to the extent required by Law, which is consistent with FPC's reasonable budget projections for such plans. Neither FPC nor any of its Subsidiaries has incurred any liability as a result of operating nuclear power facilities for third parties which liability, in the aggregate, may reasonably be expected to have a Material Adverse Effect on FPC.

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
Section 4.27.  NRC ACTIONS.

    Neither FPC nor any of its Subsidiaries has been given notice of or been charged with actual or potential violation of, or is the subject of any ongoing proceeding, inquiry, special inspection, diagnostic evaluation or other NRC action (including rulemakings of general application that may effect the conduct of FPC's business regarding FPC's nuclear power facilities) of which FPC or any of its Subsidiaries has received notice under the Atomic Energy Act, any applicable regulations thereunder or the terms and conditions of any license granted to FPC or any of its Subsidiaries regarding FPC's or any of its Subsidiaries' nuclear power facilities operated by FPC or any of its Subsidiaries that would have, or may reasonably be expected to have, a Material Adverse Effect on FPC.

Section 4.28.  OWNERSHIP OF CP&L COMMON STOCK.

    Neither FPC nor any of the Subsidiaries of FPC or other affiliates thereof owns any shares of CP&L Common Stock or Holdco Common Stock either beneficially or of record.

Section 4.29.  FPC PARTNERSHIPS.

    The representation and warranties set forth in SECTIONS 4.4, 4.6, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.23, 4.24 AND 4.25, are, to the Knowledge
of FPC, true and correct in all material respects with regard to the Partnerships of FPC; PROVIDED that for purposes of the representations and warranties contained in SECTION 4.13, Partnerships of FPC shall include only those Partnerships for which FPC is the tax matters partner.

                                   ARTICLE V
                                   COVENANTS

Section 5.1.  CONDUCT OF THE BUSINESS OF FPC.

    (a) Except as otherwise expressly provided in this Agreement, during the period from the date of this Agreement to the Effective Time, FPC shall, and shall cause the Subsidiaries of FPC to, conduct their respective operations according to their ordinary and usual course of business and consistent with past practice, and use all their respective commercially reasonable efforts to preserve intact their respective business organizations, assets and goodwill, to keep available the services of their officers and employees (subject to prudent management of workforce needs) and to maintain satisfactory relationships with suppliers, contractors, distributors, customers and others having material business relationships with them to the end that their goodwill and ongoing businesses will not be impaired in any material respect at the Effective Time. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Effective Time, none of the FPC Companies will, without the prior written consent of CP&L:

        (i) except as set forth in the FPC Disclosure Schedule, amend its Articles or Certificate of Incorporation or bylaws, or, to the extent such action is within the control of an FPC Company, any agreements or other governing or organizational documents in respect of any Partnerships;

        (ii) authorize for issuance or issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities or interests, except pursuant to any plans, options, warrants or rights outstanding as of the date hereof to the extent set forth in the FPC Disclosure Schedule and to the extent consistent with past practice and, in the case of the FPC LTIP, to the extent permitted by SECTION 5.1(A)(XVII);

        (iii) (a) declare or pay any dividends on or make other distributions in respect of any of their capital stock other than (i) to another FPC Company or its wholly owned Subsidiaries, (ii) stated dividends on the preferred stock outstanding on the date hereof of any FPC Company, and (iii) regular quarterly dividends on FPC Common Stock with usual record and payment dates and not in excess of an annual rate of $2.18 per share, provided that FPC may increase the annualized amount of such dividends at FPC's regular Board of Directors' meetings in each of February, 2000 and February, 2001 at a rate of up to 2% greater than the annualized amount in the preceding year;
    (b) split, combine or reclassify any of their capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of its capital stock; or (c) redeem, repurchase or otherwise acquire any shares of their capital stock other than
    (i) redemptions, repurchases and other acquisitions of shares of capital stock in the ordinary course of business consistent with past practice including, without limitation, repurchases, redemptions and other acquisitions in connection with the administration of employee benefit and dividend reinvestment plans as in effect on the date hereof in the ordinary course of the operation of such plans, (ii) redemptions, purchases or acquisitions required by the respective terms of any series of FPC preferred stock, (iii) redemptions in connection with refunding an equivalent principal amount of FPC Utility Subsidiary preferred stock at a lower cost of funds, and (iv) intercompany acquisitions of capital stock;

        (iv) (a) redeem the FPC Rights, (b) amend the FPC Rights Agreement (other than the amendment contemplated by SECTION 4.16 hereof) or
    (c) except in connection with a Superior Proposal that would allow FPC to terminate this Agreement under SECTION 7.1, take any action that would allow any Person (as defined in the FPC Rights Agreement) other than CP&L or Holdco to become a Beneficial Owner (as defined in the FPC Rights Agreement) of 15% or more of the FPC Shares without causing a Distribution Date or a Triggering Event (as such terms are defined in the FPC Rights Agreement) to occur;

        (v) except as set forth in the FPC Disclosure Schedule, incur or assume any indebtedness for borrowed money or guarantee any such indebtedness, other than (a) in connection with the refinancing of an equivalent principal amount of existing indebtedness or preferred stock either at their stated maturity or at a lower cost of funds, (b) indebtedness between FPC or any of its Subsidiaries and another of its Subsidiaries, or (c) additional indebtedness in the ordinary course of business, consistent with past practice, under existing credit facilities;

        (vi) except in the ordinary course of business consistent with past practice or as set forth in the FPC Disclosure Schedule, (a) enter into any material operating lease or create any mortgages, liens, security interests or other encumbrances on the property of any of the FPC Companies, except with respect to indebtedness permitted pursuant to this SECTION 5.1, or
    (b) enter into any material Contract, or alter, amend, modify, terminate, purchase any rights of any other party to, or exercise any option under, any material existing Contract, other than as required by this Agreement;

        (vii) adopt or amend (except as may be required by Law or pursuant to an existing obligation or agreement described in the FPC Disclosure Schedule or as provided in this Agreement) any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, pension, retirement, deferred compensation, employment, severance or other employee benefit agreements, trusts, plans, funds or other arrangements for the benefit or welfare of any director, officer or employee, or (except for normal increases in the ordinary course of business that are consistent with past practices and that, in the aggregate, do not result in a material increase in benefits or compensation expense) increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any existing plan or arrangement (including, without limitation, the granting of stock options, stock appreciation rights, shares of restricted stock or performance units) or enter into any Contract, agreement, commitment or arrangement to do any of the foregoing;

        (viii) acquire any stock or equity interests or any assets of any other entity, or make any capital expenditures, except as follows: (a) to the extent such acquisitions or expenditures are

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
    within the amounts contained in the FPC 1999 Profit Plan and 2000-2003 Financial Forecast (the "Forecast"), CP&L's consent will be required only if any expenditure or transaction, or series of related expenditures or transactions, involves expenditures of more than $50,000,000; and (b) to the extent such acquisitions or expenditures are beyond the amounts shown in the Forecast, but do not exceed the amounts shown under "Amendments to Forecast" and "Acquisition Expenditures" in Exhibit 5.1A to the FPC Disclosure Schedule, CP&L's consent will be required only if any expenditure or transaction, or series of related expenditures or transactions, involves expenditures of more than $10,000,000;

        (ix) except as set forth in the FPC Disclosure Schedule, sell, lease or dispose of any material assets outside the ordinary course of business consistent with past practice;

        (x) take any action other than in the ordinary course of business and in a manner consistent with past practice with respect to accounting policies or practices except as may be required by changes in Law, rules, regulations or GAAP;

        (xi) except as set forth in the FPC Disclosure Schedule, make any material Tax election or settle or compromise any material federal, state, local or foreign income Tax liability for which adequate reserves have not been provided in FPC's June 30, 1999 financial statements;

        (xii) except as set forth in the FPC Disclosure Schedule, make any filing with any Governmental Authority to change rates on file, take any other action that could result in an increase or decrease of rates or change in standards of service or accounting or that could affect costs of service, or take any other action to enter into any agreement, commitment, arrangement or consent, whether written or oral, formal or informal with respect thereto;

        (xiii) except as set forth in the FPC Disclosure Schedule, fail to maintain insurance against risks and losses in accordance with past practice;

        (xiv) fail to use all commercially reasonable efforts to maintain in effect any existing FPC Permit;

        (xv) except for the payment of professional fees, pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in FPC's June 30, 1999 financial statements or incurred in the ordinary course of business since the date thereof or as disclosed in the FPC Disclosure Schedule;

        (xvi) except as otherwise provided in this Agreement, voluntarily engage in any activities which are reasonably expected to cause a change in status of FPC as an exempt holding company under PUHCA;

        (xvii) add new participants to the FPC LTIP or, except in accordance with past practice (including adjustments relating to salary increases, target award percentages and share price changes) as set forth in the provisions of the FPC Disclosure Schedule described in SECTION 4.12(J), change the method of allocating or the terms of awards under the LTIP in any manner that would increase the nominal FPC Shares pertaining thereto;

        (xviii) negotiate with union representatives of a collective bargaining unit or enter into any collective bargaining with any labor union without affording representatives of CP&L the opportunity to review proposals and discuss negotiation strategy prior to as well as during such negotiations; or

        (xix) agree in writing or otherwise to take any of the foregoing actions.

    (b) CP&L and FPC agree that, during the period from the date of this Agreement to the Effective Time: (i) FPC will confer and coordinate on a regular and frequent basis with one or more representatives of CP&L and Holdco to discuss the general status of FPC's ongoing operations, including labor relations, union negotiations and material contractual and regulatory matters; and (ii) each of CP&L and FPC will
(x) promptly notify the other of any significant changes in its business, operations, properties, assets, condition (financial or other), prospects or results of operations, (y) advise the other of any change or event that has had or, may reasonably be expected to have a Material Adverse Effect and (z) promptly provide the other with copies of all filings made by it or any of its Subsidiaries with any state or federal court, administrative agency, commission or other Governmental Authority in connection with this Agreement and the transactions contemplated hereby.

Section 5.2.  CONDUCT OF THE BUSINESS OF CP&L.

    Prior to the Effective Time, except as set forth in the CP&L Disclosure Schedule, CP&L and Holdco shall not, and shall not permit any of their Subsidiaries to, (a) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets, (b) dispose or agree to dispose of a substantial portion of their assets, or (c) take any other action, including without limitation, entering into a new line of business, encumbering shares of their capital stock or making any changes in their accounting methods (except as required by changes in Law, rules, regulations or GAAP), unless the Board of Directors of CP&L or Holdco, as the case may be, concludes in good faith that any such action set forth in subsections (a), (b) or (c) of this SECTION 5.2 may not reasonably be expected to impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any material authorizations, consents, orders, declarations or approvals of any Governmental Authority necessary to consummate the Exchange. Except as otherwise expressly provided in this Agreement, prior to the Effective Time, neither CP&L nor Holdco will, without the prior written consent of FPC, engage in any material repurchase at a premium, recapitalization, restructuring or reorganization with respect to its respective capital stock, including, without limitation, the making of any extraordinary dividends or other extraordinary distributions.

Section 5.3.  NO SOLICITATION.

    Prior to the Effective Time, FPC agrees (a) that neither it nor any of its Subsidiaries shall, and it shall direct and use all commercially reasonable efforts to cause its officers, directors, employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries or any of the foregoing) not to initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its shareholders) with respect to an Alternative Proposal (as defined below) or engage in any negotiations concerning, or provide any non-public information or data to, or have any discussions with, any person relating to an Alternative Proposal, or otherwise facilitate any effort or attempt to make or implement an Alternative Proposal;
(b) that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing, and it will take the necessary steps to inform the individuals or entities referred to above of the obligations undertaken in this SECTION 5.3; and (c) that it will notify CP&L promptly if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, it; PROVIDED, HOWEVER, that nothing contained in this
SECTION 5.3 shall prohibit the Board of Directors of FPC from (i) prior to the FPC Special Meeting, furnishing information to or entering into discussions or negotiations with, any person or entity that makes an unsolicited bona fide proposal or offer to the shareholders of FPC that constitutes an Alternative Proposal, if, and only to the extent that (a) the Board of Directors of FPC determines in good faith upon the advice of outside counsel that such action is required for the Board of Directors to comply with its fiduciary duties to shareholders imposed by Law, (b) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, FPC provides written notice to CP&L of the identity of the

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
person or entity making the Alternative Proposal and that it intends to furnish information to, or intends to enter into discussions or negotiations with, such person or entity, (c) FPC enters into a confidentiality agreement with such person or entity on terms in the aggregate not more favorable to such person or entity than the terms of the Confidentiality Agreement, (d) FPC keeps CP&L informed on a timely basis of the status of any such discussions or negotiations and all material terms and conditions thereof and promptly provides CP&L with copies of any written inquiries or proposals relating thereto, and (e) in the event that the Board of Directors of FPC determines to accept any such Alternative Proposal (in accordance with subclause (i)(a) above), FPC provides CP&L with at least five (5) days' prior written notice thereof, during which time CP&L may make, and in such event, FPC shall in good faith consider, a counterproposal to such Alternative Proposal; and (ii) to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Alternative Proposal. Nothing in this SECTION 5.3 shall (x) permit FPC to terminate this Agreement (except as specifically provided in ARTICLE VII hereof), (y) permit FPC to enter into any agreement with respect to an Alternative Proposal during the term of this Agreement (it being agreed that during the term of this Agreement, FPC shall not enter into any agreement with any person that provides for, or in any way facilitates, an Alternative Proposal other than the confidentiality agreement referred to in subclause (i)(c) above), or (z) affect any other obligation of FPC under this Agreement. "Alternative Proposal" means any merger, acquisition, consolidation, reorganization, share exchange, tender offer, exchange offer or similar transaction involving FPC or any of FPC's Significant Subsidiaries, or any proposal or offer to acquire in any manner, directly or indirectly, a substantial equity interest in or a substantial portion of the assets of FPC or any of FPC's Significant Subsidiaries.

Section 5.4.  THE REGISTRATION STATEMENT; LISTING.

    (a) FPC and Holdco shall, as soon as practicable following the execution of this Agreement, prepare, and FPC shall file with the SEC, a draft of the Proxy Statement/Prospectus (in a form mutually agreeable to FPC and Holdco). FPC and Holdco shall cooperate to respond promptly to any comments made by the SEC with respect thereto.

    (b) Upon resolution of any SEC comments with respect to the draft Proxy Statement/Prospectus, or at such other time as may be mutually determined by the parties hereto, Holdco shall file the Registration Statement (including the then-current draft of the Proxy Statement/Prospectus) with the SEC, and shall:

        (i) after consultation with FPC, respond promptly to any comments made by the SEC with respect thereto; PROVIDED, HOWEVER, that Holdco will not file any amendment or supplement to the Registration Statement without first furnishing to FPC a copy thereof for its review and will not file any such proposed amendment or supplement to which FPC reasonably and promptly objects;

        (ii) use all commercially reasonable efforts to cause the Registration Statement to become effective under the Securities Act as soon as practicable, and FPC shall cause the Proxy Statement/ Prospectus to be mailed to its shareholders as promptly as practicable after effectiveness of the Registration Statement;

        (iii) cause the registration or qualification of the Holdco Common Stock to be issued in exchange for shares of FPC Common Stock in accordance with the Exchange under the state securities or "blue sky" laws of each state of residence of a record holder of FPC Common Stock as reflected in its stock transfer ledger;

        (iv) promptly advise FPC (A) when the Registration Statement becomes effective, (B) when, prior to the Effective Time, any amendment to the Registration Statement shall be filed or become effective, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (D) of the receipt by Holdco of any notification with respect to the suspension of the registration or qualification of Holdco Common Stock for sale in any jurisdiction or the institution or threatening of any proceeding for that purpose;

        (v) use all commercially reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof; and

        (vi) use all commercially reasonable efforts to cause the shares of Holdco Common Stock to be issued upon the exchange of shares of FPC Common Stock in accordance with the Exchange to be approved for listing on the NYSE. If, at any time when the Proxy Statement/Prospectus is required to be delivered under the Securities Act or the Exchange Act, any event occurs as a result of which the Proxy Statement/Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Proxy Statement/Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, FPC and Holdco will cooperate to prepare and file with the SEC, subject to clause (a) of this Section 5.4, an amendment or supplement that will correct such statement or omission or effect such compliance.

Section 5.5.  SPECIAL MEETINGS.

    (a) FPC shall (i) call the FPC Special Meeting to be held for the purpose of voting upon the adoption of this Agreement, (ii) through its Board of Directors, recommend to the holders of FPC Common Stock the adoption of this Agreement and not rescind such recommendation (PROVIDED that nothing contained in this SECTION 5.5 shall require the FPC Board of Directors to make or not rescind such recommendation if such Board determines in good faith, based upon the advice of counsel and such other matters as such Board in good faith deems relevant, that the continuation of such recommendation, would result in a breach of its fiduciary duties), (iii) use all commercially reasonable efforts to have the holders of FPC Common Stock adopt this Agreement and (iv) use all commercially reasonable efforts to hold such meeting as soon as practicable after the date upon which the Registration Statement becomes effective. The FPC Special Meeting shall be held on such date, as soon as practicable after the date upon which the Registration Statement becomes effective, as the parties shall mutually determine.

    (b) Holdco or CP&L, as the case may be, shall (i) call the Holdco Special Meeting for the purpose of voting upon the issuance of Holdco Common Stock to the holders of FPC Common Stock pursuant to the Exchange, and (ii) through its Board of Directors recommend to the holders of Holdco Common Stock or CP&L voting stock, as the case may be, the issuance of such shares; PROVIDED that nothing contained in this SECTION 5.5 shall require the Holdco or CP&L Board of Directors, as the case may be, to make or not rescind such recommendation if such Board determines in good faith, based upon the advice of counsel and such other matters as such Board in good faith deems relevant, that the continuation of such recommendation would result in a breach of its fiduciary duties.

Section 5.6.  ACCESS TO INFORMATION; CONFIDENTIALITY AGREEMENT.

    (a) To the extent permitted by Law and upon reasonable notice, between the date of this Agreement and the Effective Time, each party shall afford to the authorized representatives of the other party reasonable access during normal business hours to all facilities and to all books and records, and will cause their respective officers and employees and officers and employees of their respective Subsidiaries to furnish such financial and operating data and other information with respect to their businesses and properties as may from time to time reasonably be requested. Subject to SECTION 5.8 hereof, all such information shall be kept confidential in accordance with the Confidentiality Agreement.

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
    (b) Notwithstanding the execution of this Agreement, the Confidentiality Agreement shall remain in full force and effect through the Effective Time, at which time the Confidentiality Agreement shall terminate and be of no further force and effect. Each party hereto hereby waives the provisions of the Confidentiality Agreement as and to the extent necessary to permit the solicitation of votes of the shareholders of FPC and Holdco or CP&L pursuant to the Proxy Statement/Prospectus and to permit consummation of the transactions contemplated hereby. Each party further acknowledges that the Confidentiality Agreement shall survive any termination of this Agreement pursuant to
SECTION 7.1 hereof.

Section 5.7.  APPROVALS.

    (a) FPC, CP&L and Holdco shall file or cause to be filed with the Federal Trade Commission and the Department of Justice any notifications required to be filed by them under the HSR Act and the rules and regulations promulgated thereunder with respect to the transactions contemplated hereby. FPC, CP&L and Holdco will use all commercially reasonable efforts to make such filings promptly and to respond on a timely basis to any requests for additional information made by either of such agencies.

    (b) FPC, CP&L and Holdco shall cooperate and use all commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to use all commercially reasonable efforts to obtain (and will cooperate with each other in obtaining) any consent, acquiescence, authorization, order or approval of, or any exemption or nonopposition by, any Governmental Authority required to be obtained or made by FPC, CP&L or Holdco in connection with the Exchange or the taking of any action contemplated thereby or by this Agreement. CP&L shall have the right to review and approve in advance all characterizations of the information relating to CP&L on the one hand and FPC shall have the right to review and approve in advance all characterizations of the information relating to FPC, on the other hand, in either case, which appear in any filing made in connection with the transactions contemplated by this Agreement, such approvals not to be unreasonably withheld. CP&L and FPC shall each consult with the other with respect to the obtaining of all such necessary approvals of Governmental Authorities and shall keep each other informed of the status thereof.

    (c) FPC, CP&L and Holdco each will use all commercially reasonable efforts to obtain consents of all other third parties necessary to the consummation of the transactions contemplated by this Agreement. FPC shall promptly notify CP&L and Holdco of any failure or anticipated failure to obtain any such consents and, if requested by CP&L and Holdco, shall provide copies of all such consents obtained by FPC to CP&L and Holdco.

Section 5.8.  PUBLIC ANNOUNCEMENTS.

    The parties hereto have agreed upon the text of a joint press release announcing, among other things, the execution of this Agreement, which joint press release shall be disseminated promptly following the execution hereof. FPC, CP&L and Holdco will consult with each other before issuing any additional press release or otherwise making any additional public statement with respect to this Agreement, the Exchange or the transactions contemplated herein and shall not issue any such press release or make any such public statement prior to such consultation or as to which the other party promptly and reasonably objects, except as may be required by Law or by obligations pursuant to any listing agreement with any national securities exchange or inter-dealer quotation system, in which case the party proposing to issue such press release or make such public announcement shall use all commercially reasonable efforts to consult in good faith with the other party before issuing any such press release or making any such public announcements.

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
Section 5.9.  LETTER OF FPC'S ACCOUNTANTS.

    FPC shall use all commercially reasonable efforts to obtain two (2) letters of KPMG, LLP dated as of a date within two (2) business days before the date on which the Registration Statement shall become effective and as of a date within two (2) business days before the Closing Date, and addressed to FPC, CP&L and Holdco, in form and substance reasonably satisfactory to CP&L and Holdco and FPC and customary in scope and substance to the "cold comfort" letters customarily delivered by independent public accountants in connection with registration statements and proxy statements similar to the Registration Statement and the Proxy Statement/Prospectus and transactions such as those contemplated by the Agreement.

Section 5.10.  LETTER OF CP&L'S ACCOUNTANTS.

    CP&L and Holdco shall use all commercially reasonable efforts to obtain two
(2) letters of Deloitte & Touche, LLP, dated as of a date within two
(2) business days before the date on which the Registration Statement shall become effective and as of a date within two (2) business days before the Closing Date, and addressed to CP&L, Holdco and FPC, in form and substance reasonably satisfactory to FPC, CP&L and Holdco and customary in scope and substance to the "cold comfort" letters customarily delivered by independent public accountants in connection with registration statements and proxy statements similar to the Registration Statement and the Proxy Statement/Prospectus and transactions such as those contemplated by the Agreement.

Section 5.11.  INDEMNIFICATION; INSURANCE.

    (a) Except as may be limited by applicable Law, from and after the Effective Time, CP&L and Holdco shall cause FPC to maintain all rights of indemnification existing in favor of the directors and officers of FPC on terms no less favorable than those provided in the Certificate of Incorporation and bylaws of FPC on the date of this Agreement with respect to matters occurring prior to the Effective Time.

    (b) CP&L and Holdco shall cause to be maintained in effect for six
(6) years from the Effective Time the current policies for directors' and officers' liability insurance maintained by FPC (PROVIDED that CP&L and Holdco may substitute therefor policies of at least the same coverage containing terms and conditions that are not less advantageous) with respect to matters occurring prior to the Effective Time, to the extent such insurance is available to CP&L or Holdco in the market; PROVIDED that if such insurance cannot be so maintained or obtained, CP&L shall maintain or obtain as much of such insurance as can be so maintained or obtained at a cost equal to twice the current premium rate of CP&L's directors' and officers' liability insurance.

    (c) In the event Holdco or any of its successors or assigns
(i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each such case, proper provision shall be made so that the successors and assigns of Holdco shall assume the obligations set forth in this SECTION 5.11.

    (d) The provisions of this SECTION 5.11 are intended to be for the benefit of, and shall be enforceable by, each indemnified party, his or her heirs and his or her representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification that such person may have by contract or otherwise.

Section 5.12.  AFFILIATE AGREEMENTS.

    FPC will use all commercially reasonable efforts to ensure that each person who is an "affiliate" of FPC within the meaning of Rule 145 under the Securities Act will enter into an agreement in the form attached hereto as EXHIBIT B as soon as practical after the date hereof.

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
Section 5.13.  FORMATION OF HOLDCO.

    CP&L and Holdco shall take all commercially reasonable efforts to cause the CP&L Exchange to be completed as soon as reasonably practicable following execution of this Agreement. Without limiting the foregoing, CP&L and Holdco shall:

        (i) cause the CP&L Exchange Registration Statement to be declared effective by the SEC as promptly as practicable;

        (ii) cause the registration or qualification of the Holdco Common Stock to be issued in exchange for shares of CP&L Common Stock in accordance with the CP&L Exchange under the state securities or "blue sky" laws of each state of residence of a record holder of CP&L Common Stock as reflected in its stock transfer ledger;

        (iii) promptly advise FPC (A) when the CP&L Exchange Registration Statement becomes effective, (B) when any amendment to the CP&L Exchange Registration Statement shall be filed or become effective, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the CP&L Exchange Registration Statement or the institution or threatening of any proceeding for that purpose and (D) of the receipt by Holdco of any notification with respect to the suspension of the registration or qualification of Holdco Common Stock for sale in any jurisdiction or the institution or threatening of any proceeding for that purpose;

        (iv) use all commercially reasonable efforts to prevent the issuance of any such stop order and, if issued, obtain as soon as possible the withdrawal thereof;

        (v) use all commercially reasonable efforts to cause the shares of Holdco Common Stock to be issued upon the exchange of shares of CP&L Common Stock in accordance with the CP&L Exchange to be approved for listing on the NYSE;

        (vi) call the CP&L Exchange Special Meeting for the purpose of voting upon the CP&L Exchange Agreement, and through its Board of Directors recommend to the holders of the CP&L Common Stock its approval;

        (vii) promptly prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to use all commercially reasonably efforts to obtain any consent, acquiescence, authorization, order or approval of, or any exemption or nonopposition by, any Governmental Authority required to be obtained or made by CP&L or Holdco in connection with the CP&L Exchange; and

        (viii) obtain consents of all third parties necessary to the consummation of the transactions contemplated by the CP&L Exchange Agreement.

Section 5.14.  DIRECTORS.

    Holdco's Board of Directors will take such action as may be necessary to cause the number of directors comprising the full Board of Directors of Holdco at the Effective Time to be fourteen (14), ten (10) of whom shall be designated by CP&L prior to the Effective Time from its existing Board of Directors (each, a "CP&L Designee") and four (4) of whom shall be designated by FPC, and acceptable to CP&L, prior to the Effective Time from its then existing Board of Directors (each, a "FPC Designee"). The initial designation of such directors among the three (3) classes of the Directors of Holdco shall be accomplished in such a manner so that, to the extent possible, there are a proportionate number of FPC Designees and CP&L Designees in each class.

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
Section 5.15.  REGIONAL HEADQUARTERS.

    Following the Effective Time and to the extent consistent with prudent fiscal planning, Holdco shall maintain a regional headquarters for the operations of FPC Utility Subsidiary in St. Petersburg, Florida.

Section 5.16.  DIVIDENDS.

    Prior to the Closing Date, each of the parties agrees to coordinate the timing of dividend declaration, record and payment dates and the Closing Date so as not to adversely affect either party's shareholders because of such timing.

Section 5.17.  EMPLOYEE BENEFIT MATTERS.

    At the Effective Time, Holdco shall cause FPC to perform its obligations under the then outstanding awards under the FPC Long-Term Incentive Plan (the "FPC LTIP") and, subject to the consent of the individual plan participant, pay such obligations in the cash amount of $54.00 for each nominal share of FPC Common Stock subject to such awards. After the Effective Time, Holdco shall cause the FPC Companies to honor their obligations under all employment, severance, consulting, retention and change in control agreements or arrangements and all FPC Benefit Plans as in effect on the date hereof, as set forth on the FPC Disclosure Schedule or that are entered into prior to the Closing Date in accordance with the provisions of Section 5.1(a) hereof; provided, however, that this Section 5.17 is not intended to prevent Holdco or the FPC Companies from exercising their rights with respect to such agreements and arrangements and all FPC Benefit Plans in accordance with their terms, including but not limited to, the right to alter, terminate or otherwise amend such agreements and arrangements and FPC Benefit Plans.

Section 5.18.  CERTAIN STOCK PLANS.

    FPC agrees, as of the earliest practicable date, to cause shares of FPC Common Stock issued pursuant to the FPC Plus Stock Plan and the FPC Savings Incentive Plan identified in the FPC Disclosure Schedule to be shares acquired in the open market and not newly issued shares.

Section 5.19.  SALE OF CERTAIN SYNTHETIC FUEL OPERATIONS.

    FPC and CP&L agree to use good faith efforts to expeditiously complete the sale by FPC to CP&L of certain interests in Solid Energy, LLC and Solid Fuel, LLC on terms and provisions customary for transactions of this nature and as may be mutually satisfactory to FPC and CP&L; provided, that CP&L's obligation under this SECTION 5.19 shall be subject to CP&L's satisfaction, in its sole discretion, with the results of its due diligence review of Solid Energy, LLC and Solid Fuel, LLC.

Section 5.20.  EXECUTION OF CVO AGREEMENT.

    Holdco shall execute and deliver the CVO Agreement and shall use commercially reasonable efforts to cause the Trustee to execute and deliver the CVO Agreement prior to the Effective Time.

Section 5.21.  REVISIONS TO CVO AGREEMENT.

    (a) If the Effective Time occurs after December 31, 2000, Holdco shall revise the CVO Agreement and the CVO Certificate (i) to revise the definition of the "Preference" to reflect a pro rata reduction, based on the percentage of the year completed prior to the Effective Time, in the amount of the Preference (as defined therein) for the year in which the Effective Time occurs, and to reflect a pro rata reduction, based on the percentage of the year completed prior to the Effective Time, in the Dollar Amount listed for each EARTHCO Business Entity in paragraph (a) of the definition of Preference, (ii) to delete from the definition of "Operation Year" any year prior to the year in which the Effective Time occurs,

    (iii) to revise the definition of "Operation Year" to reflect that in the year in which the Effective Time occurs, only the portion of the year after the Effective Time shall be included (except with respect to the use of Section 29 Credits generated in such portion of the year), (iv) to revise the definition of "Net Cash Flow" to reflect that for the initial Operation Year, the references to IRS Schedule K-1's will refer only to Schedule K-1's for the portion of such year after the Effective Time, and the parties agree that separate K-1's will be prepared for each portion of such year and (v) to revise the definition of Ratio to reflect that Excess Cash Flow and Net Cash Flow for the initial Operation Year will only include the portion of the year after the Effective Time occurs, and (vi) to make such other changes to the definitions contained in the CVO Certificate as may be reasonably necessary to implement the intent of the foregoing revisions.

    (b) Holdco and CP&L will provide FPC with copies of any proposed revisions to the CVO Agreement or the CVO Certificate before the Effective Time. No such revisions shall be made to the CVO Agreement or the CVO Certificate without FPC's consent, which consent shall not be unreasonably withheld unless such revisions could reasonably be expected to adversely affect the rights of holders of the CVOs issued thereunder.

                                   ARTICLE VI
              CONDITIONS PRECEDENT TO CONSUMMATION OF THE EXCHANGE

    Section 6.1. CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATION TO EFFECT THE EXCHANGE.

    The respective obligation of each party to consummate the Exchange is subject to the satisfaction at or prior to the Effective Time of the following conditions precedent:

    (a) this Agreement shall have been approved and adopted by the affirmative vote of the shareholders of FPC by the requisite vote in accordance with the FBCA and the rules of the NYSE;

    (b) the CP&L Exchange shall have been consummated and the issuance of Holdco Common Stock in the Exchange shall have been approved by the affirmative vote of the shareholders of Holdco or CP&L, as the case may be, by the requisite vote in accordance with the rules of the NYSE;

    (c) no order, decree or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or Governmental Authority and remain in effect which prohibits the consummation of the Exchange; PROVIDED, HOWEVER, that the parties hereto shall use all commercially reasonable efforts to have any such order, decree or injunction vacated or reversed;

    (d) the Registration Statement shall have become effective in accordance with the provisions of the Securities Act, and no stop order suspending such effectiveness shall have been issued and remain in effect;

    (e) any waiting period applicable to the Exchange under the HSR Act shall have terminated or expired;

    (f) all consents, authorizations, orders, permits and approvals for (or registrations, declarations or filings with) any Governmental Authority required in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall have been obtained or made, except for filings in connection with the Exchange and any other documents required to be filed after the Effective Time and except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration may not reasonably be expected to have a Material Adverse Effect on CP&L or FPC following the Effective Time; and

    (g) the shares of Holdco Common Stock required to be issued hereunder shall have been approved for listing on the NYSE subject to official notice of issuance.

    Section 6.2.  CONDITIONS PRECEDENT TO OBLIGATIONS OF FPC.

    The obligations of FPC to consummate the Exchange are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions precedent:

    (a) there shall have occurred no Material Adverse Effect with respect to CP&L and there shall exist no fact or circumstance that may have, or may be reasonably be expected to result in a Material Adverse Effect with respect to CP&L;

    (b) the representations and warranties of CP&L and Holdco contained in
ARTICLE III shall be true and correct when made and at and as of the Effective Time with the same force and effect as if those representations and warranties had been made at and as of such time (except to the extent such representations and warranties speak as of a specified earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date), except for such failures of representations and warranties to be true and correct (without giving effect to any materiality qualification or standard contained in any such representations and warranties) which, in the aggregate, may not reasonably be expected to have a Material Adverse Effect with respect to CP&L;

    (c) CP&L and Holdco shall, in all material respects, have performed all obligations and complied with all covenants necessary to be performed or complied with by it on or before the Effective Time;

    (d) FPC shall have received a certificate of the President or Executive Vice President of Holdco, in form satisfactory to counsel for FPC, certifying fulfillment of the matters referred to in paragraphs (a) through (c) of this
SECTION 6.2;

    (e) the Final Stock Price shall not be less than $30.00 (as adjusted to reflect any transaction that would require an adjustment of the Exchange Consideration pursuant to Section 4.3(e) of the FPC Plan of Exchange); and

    (f) Holdco and the Trustee shall have executed and delivered the CVO Agreement.

    Section 6.3.  CONDITIONS PRECEDENT TO OBLIGATIONS OF CP&L AND HOLDCO.

    The obligations of CP&L and Holdco to consummate the Exchange are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions precedent:

    (a) there shall have occurred no Material Adverse Effect with respect to FPC and there shall exist no fact or circumstance that may or may reasonably be expected to result in a Material Adverse Effect with respect to FPC;

    (b) the representations and warranties of FPC contained in ARTICLE IV shall be true and correct when made and at and as of the Effective Time with the same force and effect as if those representations and warranties had been made at and as of such time (except to the extent such representations and warranties speak as of a specified earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date), except for such failures of representations and warranties to be true and correct (without giving effect to any materiality qualification or standard contained in any such representations and warranties) which, in the aggregate, may not reasonably be expected to have a Material Adverse Effect with respect to FPC;

    (c) FPC shall, in all material respects, have performed all obligations and complied with all covenants necessary to be performed or complied with by it on or before the Effective Time;

    (d) Holdco shall have received a certificate of the President or Senior Vice President of FPC, in form satisfactory to counsel for Holdco, certifying fulfillment of the matters referred to in paragraphs (a) through (c) of this
SECTION 6.3; and

    (e) the consents, authorizations, orders, permits, and approvals described in SECTION 6.1(F) shall contain no terms or conditions that may reasonably be expected to have a Material Adverse Effect on CP&L or FPC.

                                  ARTICLE VII
                         TERMINATION; AMENDMENT; WAIVER

    Section 7.1  TERMINATION.

    This Agreement may be terminated by FPC or CP&L and Holdco if the requisite shareholder approvals specified in SECTION 6.1(A) OR (B) are not obtained at the meetings called therefor or at any adjournment thereof. This Agreement may also be terminated and the Exchange contemplated hereby may be abandoned at any time prior to the Effective Time whether or not approval thereof by the shareholders of FPC and Holdco or CP&L, as the case may be, has been obtained:

    (a) by mutual written consent of FPC, CP&L and Holdco;

    (b) by FPC or CP&L and Holdco, if the Effective Time shall not have occurred on or before December 31, 2000 (the "Initial Termination Date"); PROVIDED that if, on the Initial Termination Date the conditions set forth in SECTION 6.1(F) have not been satisfied but all other conditions in ARTICLE VI either have been satisfied or waived or are capable of satisfaction, then such date shall be June 30, 2001; PROVIDED FURTHER that the right to terminate this Agreement under this SECTION 7.1(B) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or has resulted in the failure of the Effective Time to occur on or before such date;

    (c) by FPC if (i) there has been a breach by CP&L or Holdco of any representation or warranty set forth in this Agreement, which breach, individually or in the aggregate, has had or may reasonably be expected to have a Material Adverse Effect on CP&L, and such breach has not been cured within twenty (20) business days following receipt by the breaching party of written notice of such breach; or (ii) there has been a breach by CP&L or Holdco of any covenant or agreement set forth in this Agreement, which breach has not been cured within twenty (20) business days following receipt by the breaching party of written notice of such breach;

    (d) by CP&L and Holdco if (i) there has been a breach by FPC of any representation or warranty set forth in this Agreement, which breach, individually or in the aggregate, has had or may reasonably be expected to have a Material Adverse Effect on FPC, and such breach has not been cured within twenty (20) business days following receipt by the breaching party of written notice of such breach; (ii) there has been a breach by FPC of any covenant or agreement set forth in this Agreement, which breach has not been cured within twenty (20) business days following receipt by the breaching party of written notice of such breach; or (iii) the Board of Directors of FPC should fail to recommend to its shareholders approval of the transactions contemplated by this Agreement or such recommendation shall have been made and subsequently withdrawn;

    (e) by FPC if, prior to the FPC Special Meeting, a corporation, partnership, person or other entity or group shall have made a BONA FIDE proposal with respect to the acquisition of all of FPC's outstanding capital stock, or all or substantially all of FPC's assets, that the Board of Directors of FPC believes, in good faith after consultation with its financial advisors, to be superior, from a financial point of view, to the shareholders of FPC than the proposal set forth in this Agreement, and to be more favorable generally to the shareholders of FPC (taking into account all financial and strategic considerations, including relevant legal, financial, regulatory and other aspects of such proposal, and the conditions, prospects and time required for completion of such proposal) and the Board of Directors of FPC has determined in good faith upon the advice of outside counsel that it is required to recommend such proposal to FPC's shareholders to comply with its fiduciary duty to its shareholders imposed by Law (a "Superior Proposal"); PROVIDED that CP&L or Holdco does not make, within five (5) business days of receiving notice of such third party proposal, an offer that the Board of Directors of FPC believes, in good faith after consultation with its financial advisors, is at least as favorable to FPC's shareholders as such Superior Proposal (taking into account all financial and strategic considerations, including relevant legal, financial, regulatory and other aspects of such proposal, and the conditions, prospects and time required for completion of such proposal); or

    (f) by FPC or CP&L or Holdco, if any court of competent jurisdiction or other Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Exchange and such order, decree, ruling or other action shall have become final and nonappealable.

    Section 7.2.  EFFECT OF TERMINATION.

    If this Agreement is so terminated and the Exchange is not consummated, this Agreement shall forthwith become void and have no effect, without any liability on the part of either party or its directors, officers or shareholders, other than the provisions of SECTION 5.6(B), this SECTION 7.2, SECTION 7.3 and
SECTION 8.10.

    Section 7.3.  TERMINATION FEE.

    (a) If this Agreement is terminated (i) by CP&L and Holdco pursuant to
SECTION 7.1(B) hereof, and there shall have been an Alternative Proposal that at such time shall not have been (y) rejected by FPC and its Board of Directors and
(z) withdrawn by the party making such Alternative Proposal; (ii) by FPC or CP&L and Holdco pursuant to the first sentence of SECTION 7.1 hereof because the FPC shareholder approval specified in Section 6.1(a) is not obtained at the meeting called therefor or at any adjournment thereof; PROVIDED that at the time of the FPC Special Meeting there shall have been an Alternative Proposal that at such time shall not have been (y) rejected by FPC and its Board of Directors and
(z) withdrawn by the party making such Alternative Proposal; (iii) by CP&L and Holdco pursuant to SECTION 7.1(D)(II) and the breach by FPC giving rise to such right of termination was a breach of SECTION 5.3 hereof (except for a breach that was both inadvertent and was cured as promptly as commercially practicable after FPC became aware of such breach); (iv) by CP&L and Holdco pursuant to clause (iii) of SECTION 7.1(D); or (v) by FPC pursuant to SECTION 7.1(E) hereof, then FPC shall promptly (and in any event within two (2) days of receipt by FPC of written notice from Holdco) pay to Holdco (by wire transfer of immediately available funds to an account designated by Holdco) a termination fee of $150,000,000.00, together with an amount equal to all documented out-of-pocket expenses and fees (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors arising out of, in connection with or related to the Exchange or the other transactions contemplated by this Agreement) not to exceed $25,000,000.00 in the aggregate ("Out-of-Pocket Expenses") incurred by CP&L and Holdco or on their behalf.

    (b) If this Agreement is terminated (i) by FPC pursuant to SECTION 7.1(C), or (ii) by CP&L and Holdco pursuant to either clause (i) or (ii) of
SECTION 7.1(D) and the breach by FPC giving rise to such right of termination was not a breach described in SECTION 7.3(A)(III) hereof, then, (y) in the event of a termination pursuant to SECTION 7.1(D)(I) or SECTION 7.1(D)(II), FPC shall promptly (but not later than five (5) business days after notice of termination) pay to CP&L or Holdco their Out-of-Pocket Expenses or (x) in the event of a termination pursuant to SECTION 7.1(C), then CP&L and Holdco shall promptly (but not later than five (5) business days after notice of termination) pay to FPC its Out-of-Pocket Expenses; PROVIDED THAT IN EITHER CASE, IF THIS AGREEMENT IS TERMINATED AS A RESULT OF A WILLFUL BREACH OF A REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT BY THE OTHER PARTY, THE NON-BREACHING PARTY MAY PURSUE ANY REMEDIES AVAILABLE TO IT AT LAW OR IN EQUITY AND SHALL BE ENTITLED TO RECOVER ANY ADDITIONAL AMOUNTS PURSUANT THERETO.

    (c) The parties agree that the agreements contained in this SECTION 7.3 are an integral part of the transactions contemplated by this Agreement and constitute liquidated damages and not a penalty. If one party fails to promptly pay to the other any fees due hereunder, such defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of Citibank, N.A. in effect from time to time from the date such fee was required to be paid.

    (d) This SECTION 7.3 shall be the sole remedy of the parties hereto in the event of any termination of this Agreement.

    Section 7.4.  AMENDMENT.

    This Agreement may be amended by action taken by both CP&L and FPC at any time before or after approval of the transactions contemplated herein by the shareholders of FPC or Holdco or CP&L, as the case may be, but, after any such approval by the shareholders of FPC, no amendment shall be made that would have any of the effects specified in FBCA Section 607.1103(8) without the approval of the holders of a majority of the outstanding shares of FPC Common Stock. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties hereto.

    Section 7.5.  EXTENSION; WAIVER.

    At any time prior to the Effective Time, any party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto by any other party hereto or (iii) waive compliance with any of the agreements or conditions contained herein by any other party hereto. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE VIII
                                 MISCELLANEOUS

    Section 8.1.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.


    The representations, warranties and covenants made herein shall not survive beyond the Effective Time, except for the covenants contained in ARTICLE II and in SECTIONS 5.11, 5.14, and 5.17.


    Section 8.2.  DISCLOSURE SCHEDULES.

    From time to time prior to the Closing Date, the parties shall promptly supplement or amend their respective Disclosure Schedules with respect to any matter, condition or occurrence arising after the date hereof through the Closing Date which, if existing or occurring on the date of this Agreement, would have been required to be listed or described in such Disclosure Schedules. No supplement or amendment of such Disclosure Schedules, and no disclosure contained in FPC SEC Reports or CP&L SEC Reports filed after the date hereof shall be deemed to cure any breach of any representation or warranty made in this Agreement or have any effect for the purpose of determining satisfaction of the conditions set forth in ARTICLE VI hereof.

    Section 8.3.  ENTIRE AGREEMENT; ASSIGNMENT.

    This Agreement, the FPC Plan of Exchange, the letter agreement between CP&L and FPC dated August 19, 1999, and the Confidentiality Agreement (a) constitute the entire agreement between the parties with respect to the subject matter hereof and this Agreement supersedes, except as set forth in SECTION 5.6(B) hereof, all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise.

    Section 8.4.  NOTICES.

    All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telecopy, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

    if to CP&L or Holdco:

    Carolina Power & Light Company
    Center Plaza Building--CPB1249
    411 Fayetteville Street
    Raleigh, North Carolina 27602
    Attn: William D. Johnson, Esq.
    Telecopy: (919) 546-3210
    Telephone: (919) 546-6463

    with copies to:

    Hunton & Williams
    200 Park Avenue
    New York, New York 10166
    Attn: James A. Jones, III, Esq.
       Jerry E. Whitson, Esq.
       Telecopy: (212) 309-1100
    Telephone: (212) 309-1000

    and

    Hunton & Williams
    One Hannover Square, Suite 1400
    Raleigh, North Carolina 27602
    Attn: Timothy S. Goettel, Esq.
    Telecopy: (919) 833-6352
    Telephone: (919) 899-3000

    if to FPC:

    Florida Progress Corporation
    NationsBank Tower, Suite 2600
    One Progress Plaza
    St. Petersburg, Florida 33701
    Attn: Kenneth E. Armstrong, Esq.
    Telecopy: (727) 820-5845
    Telephone: (727) 820-5153

    with copies to:

    LeBoeuf, Lamb, Greene & MacRae, L.L.P
    125 West 55(th) Street
    New York, New York 10019
    Attn: Steven H. Davis, Esq.
       Benjamin G. Clark, Esq.
       Telecopy: (212) 424-8500
       Telephone: (212) 424-8000

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

    Section 8.5.  GOVERNING LAW.

    This Agreement shall be governed by and construed in accordance with the Laws of the State of New York regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the court of the United States of America for the Southern District of New York and the courts of the State of New York located in the Borough of Manhattan, City of New York and State of New York in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement,
(b) agrees that it will not attempt to deny such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any other transaction contemplated by this Agreement in any court other than a federal or state court sitting in the State of New York. Each of the parties hereby irrevocably consents, to the fullest extent permitted by Law, to the service of process in any suit, action or proceeding in said courts by the giving of notice thereof to such party in accordance with SECTION 8.4 at its address specified therein. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT OF ANY THEREOF BROUGHT IN ANY OF THE AFORESAID COURTS AND HEREBY FURTHER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RIGHT TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING ARISING AS A RESULT OF OR RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

    Section 8.6.  DESCRIPTIVE HEADINGS.

    The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    Section 8.7.  PARTIES IN INTEREST.

    This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except for rights of indemnified parties as set forth in
Section 5.11 hereof, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

    Section 8.8.  COUNTERPARTS.

    This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

    Section 8.9.  SPECIFIC PERFORMANCE.

    The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

    Section 8.10.  FEES AND EXPENSES.

    Subject to SECTION 7.3(A) and (B) hereof, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Exchange is consummated, except that those expenses incurred in connection with the printing of the Proxy Statement/Prospectus, as well as the filing fees for the Proxy

Statement/Prospectus and the Registration Statement and the HSR Act filing fee shall be shared equally by FPC, on the one hand, and CP&L or Holdco, on the other hand.

    Section 8.11.  SEVERABILITY.

    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, to the end that the transactions contemplated hereby are fulfilled to the extent possible.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

                                                       CAROLINA POWER & LIGHT COMPANY

                                                       By:  /s/ WILLIAM CAVANAUGH III
                                                            -----------------------------------------
                                                            Name: William Cavanaugh III
                                                            Title: Chairman of the Board, President
                                                                  and Chief Executive Officer

                                                       FLORIDA PROGRESS CORPORATION

                                                       By:  /s/ RICHARD KORPAN
                                                            -----------------------------------------
                                                            Name: Richard Korpan
                                                            Title: Chairman of the Board, President
                                                                  and Chief Executive Officer

                                                       CP&L ENERGY, INC.

                                                       By:  /s/ WILLIAM CAVANAUGH III
                                                            -----------------------------------------
                                                            Name: William Cavanaugh III
                                                            Title: Chairman of the Board, President
                                                                  and Chief Executive Officer

                                                                       EXHIBIT A

                           PLAN OF SHARE EXCHANGE OF
                     SHARES OF FLORIDA PROGRESS CORPORATION
                        FOR SHARES OF CP&L ENERGY, INC.

    This Plan of Share Exchange (the "Plan of Exchange") is by and between Florida Progress Corporation, a Florida corporation ("FPC"), and CP&L Energy, Inc., formerly known as CP&L Holdings, Inc., a North Carolina corporation ("Holdco").

                                    RECITALS

    1. FPC, Holdco and Carolina Power & Light Company are parties to an Amended and Restated Agreement and Plan of Exchange dated as of August 22, 1999 (the "Agreement of Exchange").

    2. The respective Boards of Directors of FPC and Holdco have by resolution duly approved the Agreement of Exchange and this Plan of Exchange, and the Board of Directors of FPC has recommended and directed that the Agreement of Exchange, including this Plan of Exchange, be submitted to its shareholders for adoption.

                                   ARTICLE I
                         PARTIES TO THE SHARE EXCHANGE

1.1.  PARTIES.

    The name of the corporation the shares of which shall be acquired is Florida Progress Corporation (the "Acquired Corporation"), and CP&L Energy, Inc. is the acquiring corporation (the "Acquiring Corporation" and collectively with the Acquired Corporation, the "Constituent Corporations").

                                   ARTICLE II
                                 EFFECTIVE TIME

2.1.  EFFECTIVE TIME.

    The share exchange (the "Exchange") shall become effective upon the effective time specified in the Articles of Share Exchange filed with respect to this Plan of Exchange with the Department of State of the State of Florida and the Secretary of State of the State of North Carolina (the "Effective Time"), by virtue of this Plan of Exchange and without any action on the part of the shareholders thereof.

                                  ARTICLE III
                          EFFECT OF THE SHARE EXCHANGE

3.1.  EFFECT OF THE SHARE EXCHANGE.

    The Exchange shall have the effects set forth herein and in Sections
607.1106 and 607.1107 of the Florida Business Corporation Act (the "FBCA") and
Section 55-11-06 of the North Carolina Business Corporation Act ("NCBCA"). Pursuant to the Exchange, Holdco shall become the owner and holder of all of the outstanding shares of the common stock, no par value, of FPC ("FPC Common Stock").

                                   ARTICLE IV
       MANNER AND BASIS OF CONVERTING SHARES OF FPC; EXCHANGE PROCEDURES

4.1.  CERTAIN DEFINITIONS.


    (a)  "Certificate" has the meaning given in SECTION 4.3(A) hereof.


                                     A-1-1

    (b) "Closing Date" has the meaning given in SECTION 1.13 of the Agreement of Exchange.

    (c) "CVO" or "CVOs" means the contingent value obligations issued to holders of FPC Shares pursuant to the CVO Agreement.

    (d) "CVO Agreement" means the Contingent Value Obligation Agreement by and between Holdco and the Trustee.


    (e)  "Election Deadline" has the meaning given in
SECTION 4.3(B)(I) hereof.


    (f) "Exchange Agent" means the entity designated by Holdco and reasonably acceptable to FPC to perform the duties of exchange agent in connection with the Exchange.


    (g)  "Exchange Consideration" has the meaning given in
SECTION 4.2(A)(I) hereof.


    (h) "Final Stock Price" means the average of the closing sale price per share of Holdco Common Stock as reported on the NYSE Composite Tape on each of the twenty (20) consecutive trading days ending with the fifth trading day immediately preceding the Closing Date.


    (i)  "Form of Election" has the meaning given in SECTION 4.3(B)(I) hereof.



    (j)  "FPC Cash Consideration" shall have the meaning as set forth in
SECTION 4.2(A)(I)(A) hereof.



    (k)  "FPC Cash Election" has the meaning given in SECTION 4.2(D) hereof.



    (l) "FPC Cash Election Shares" has the meaning given in SECTION 4.2(E) hereof.



    (m)  "FPC Cash Number" has the meaning given in SECTION 4.2(C) hereof.



    (n)  "FPC Cash Shares" has the meaning given in SECTION 4.2(F) hereof.


    (o)  "FPC Non-Election" has the meaning given in SECTION 4.2(D) hereof.

    (p) "FPC Non-Election Shares" has the meaning given in SECTION 4.2(D) hereof.

    (q) "FPC Share" means one share of FPC Common Stock, including each associated right issued pursuant to the Rights Agreement dated as of November 21, 1991 between FPC and Manufacturers Hanover Trust Company, as amended by an Amendment dated February 20, 1997 between FPC and The First National Bank of Boston.


    (r)  "FPC Stock Consideration" shall have the meaning as set forth in
SECTION 4.2(A)(I)(B) hereof.


    (s)  "FPC Stock Election" has the meaning given in SECTION 4.2(D) hereof.

    (t) "FPC Stock Election Shares" has the meaning given in SECTION 4.2(E) hereof.

    (u)  "FPC Stock Number" has the meaning given in SECTION 4.2(C) hereof.

    (v) "Holdco Common Stock" means the Common Stock, no par value per share, of Holdco.

    (w)  "Trustee" means The Chase Manhattan Bank.

4.2.  THE EXCHANGE.

    (a) EXCHANGE OF FPC SHARES. At the Effective Time, by virtue of the Exchange and without any action on the part of FPC, Holdco, or the holders of Holdco Common Stock or FPC Common Stock:


        (i) Each FPC Share issued and outstanding immediately prior to the Effective Time (other than FPC Shares canceled pursuant to
    SECTION 4.2(A)(II) hereof) shall by reason of the Exchange be exchanged for the right to receive:


           (A)  $54.00 in cash (the "FPC Cash Consideration") and one CVO, or

                                     A-1-2

           (B) that number of shares of Holdco Common Stock (the "FPC Stock Consideration") determined by dividing $54.00 by the Final Stock Price and one CVO, PROVIDED, HOWEVER, that:

               (1) if the Final Stock Price is less than $37.13, then the number of shares of Holdco Common Stock to be delivered pursuant to this clause (B) shall be equal to 1.4543; and

               (2) if the Final Stock Price is more than $45.39, then the number of shares of Holdco Common Stock to be delivered pursuant to this clause (B) shall be equal to 1.1897, or

           (C) a combination of cash and Holdco Common Stock determined in accordance with this SECTION 4.2 and one CVO,

(the FPC Cash Consideration, the FPC Stock Consideration, or a combination of cash and Holdco Common Stock, as the case may be, and the CVOs, the "Exchange Consideration"), in each case as the holder thereof shall have elected or be deemed to have elected, and subject to allocation, in accordance with this
SECTION 4.2.

        (ii) Each FPC Share owned by FPC or held in the treasury of FPC immediately prior to the Effective Time shall be automatically canceled and retired and cease to exist, and no cash or securities or other property shall be paid or payable in respect thereof.

        (iii) Holdco shall acquire and become the owner and holder of each issued and outstanding FPC Share so exchanged.

    (b) FRACTIONAL SHARES. No certificates or scrip representing fractional shares of Holdco Common Stock shall be issued upon the delivery of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of Holdco. All holders of FPC Shares who would otherwise be entitled to receive a fractional share of Holdco Common Stock shall receive, in lieu thereof upon delivery or exchange of its FPC Shares, an amount of cash equal to the amount determined by multiplying the fraction of a share of Holdco Common Stock to which such shareholder would otherwise be entitled by the Final Stock Price. Immediately prior to the Effective Time, Holdco shall deliver to the Exchange Agent cash in such amount as shall be necessary to pay to the holders of FPC Shares cash in lieu of such fractional shares.

    (c) GENERAL ALLOCATION. Notwithstanding anything in this Plan of Exchange to the contrary, the aggregate number of FPC Shares that may be exchanged for the right to receive the FPC Cash Consideration in the Exchange (the "FPC Cash Number") shall be equal to 65% of the total number of FPC Shares issued and outstanding immediately prior to the Effective Time (ignoring for this purpose any FPC Shares canceled pursuant to SECTION 4.2(A)(II)), rounded to the nearest full share. The number of FPC Shares to be exchanged for the right to receive FPC Stock Consideration (and cash in lieu of fractional shares) in the Exchange (the "FPC Stock Number") shall be equal to (x) the number of FPC Shares issued and outstanding immediately prior to the Effective Time (ignoring for this purpose any FPC Shares canceled pursuant to SECTION 4.2(A)(II)) less (y) the FPC Cash Number.

    (d) ELECTION. Subject to allocation in accordance with the provisions of this SECTION 4.2, each record holder of FPC Shares (other than shares to be canceled in accordance with SECTION 4.2(A)(II)), issued and outstanding immediately prior to the Election Deadline will be entitled, in accordance with
SECTION 4.3(B), (i) to elect to receive in respect of each such FPC Share
(A) the FPC Cash Consideration (a "FPC Cash Election") or (B) the FPC Stock Consideration (a "FPC Stock Election") or (ii) to indicate that such record holder has no preference as to the receipt of FPC Cash Consideration or FPC Stock Consideration for all such FPC Shares held by such holder (a "FPC Non-Election"). FPC Shares in respect of which a FPC Non-Election is made or as to which no election is made (collectively, "FPC Non-Election Shares") shall be deemed to be FPC Shares in respect of which FPC Cash Elections or FPC Stock Elections have been made on a proportionate basis

                                     A-1-3
so that the total number of FPC Shares exchanged for the right to receive shares of Holdco Common Stock and cash, respectively, approximate the FPC Stock Number and the FPC Cash Number, respectively, as closely possible.

    (e) ALLOCATION OF FPC CASH ELECTION SHARES. In the event that the aggregate number of FPC Shares in respect of which FPC Cash Elections have been made (the "FPC Cash Election Shares") exceeds the FPC Cash Number, all FPC Shares in respect of which FPC Stock Elections have been made (the "FPC Stock Election Shares") and all FPC Non-Election Shares will be exchanged for the right to receive FPC Stock Consideration (and cash in lieu of fractional shares in accordance with SECTION 4.2(B)), and all FPC Cash Election Shares will be exchanged for the right to receive FPC Cash Consideration or FPC Stock Consideration in the following manner:

        (i) the number of FPC Cash Election Shares covered by each Form of Election to be exchanged for FPC Cash Consideration will be determined by multiplying the number of FPC Cash Election Shares covered by such Form of Election by a fraction, (A) the numerator of which is the FPC Cash Number and (B) the denominator of which is the aggregate number of FPC Cash Election Shares, rounded down to the nearest whole number; and

        (ii) all FPC Cash Election Shares not exchanged for FPC Cash Consideration in accordance with SECTION 4.2(E)(I) will be exchanged for the right to receive FPC Stock Consideration (and cash in lieu of fractional shares in accordance with SECTION 4.2(B)).

    (f) ALLOCATION OF FPC STOCK ELECTION SHARES. In the event that the aggregate number of FPC Stock Election Shares exceeds the FPC Stock Number, all FPC Cash Election Shares and all FPC Non-Election Shares (together, the "FPC Cash Shares") will exchanged for the right to receive FPC Cash Consideration, and all FPC Stock Election Shares will be exchanged for the right to receive FPC Cash Consideration or FPC Stock Consideration in the following manner:

        (i) the number of FPC Stock Election Shares covered by each Form of Election to be exchanged for FPC Cash Consideration will be determined by multiplying the number of FPC Stock Election Shares covered by such Form of Election by a fraction, (A) the numerator of which is the FPC Cash Number less the number of FPC Cash Shares and (B) the denominator of which is the aggregate number of FPC Stock Election Shares, rounded down to the nearest whole number; and

        (ii) all FPC Stock Election Shares not exchanged for FPC Cash Consideration in accordance with SECTION 4.2(F)(I) will be exchanged for the right to receive FPC Stock Consideration (and cash in lieu of fractional shares in accordance with SECTION 4.2(B)).

    (g)  NO ALLOCATION.  In the event that neither SECTION 4.2(E) nor
Section 4.2(f) is applicable, all FPC Cash Election Shares will be exchanged for the right to receive FPC Cash Consideration, all FPC Stock Election Shares will be exchanged for the right to receive FPC Stock Consideration (and cash in lieu of fractional shares in accordance with SECTION 4.2(B)) and FPC Non-Election Shares will be exchanged for the right to receive FPC Cash Consideration or FPC Stock Consideration (and cash in lieu of fractional shares in accordance with SECTION 4.2(B)) on a proportionate basis so that the total number of FPC Shares exchanged for the right to receive shares of Holdco Common Stock and cash, respectively, approximate the FPC Stock Number and the FPC Cash Number, respectively, as closely as possible.

    (h)  COMPUTATIONS.  The Exchange Agent, in consultation with Carolina
Power & Light Company, Holdco and FPC, will make all computations to give effect to this SECTION 4.2.

    (i)  CVOS.  Notwithstanding any elections or allocations pursuant to
SECTION 4.2(D), (E), (F) or (G) hereof, each holder of FPC Shares shall receive for each FPC Share one CVO in addition to any FPC Cash Consideration, any FPC Stock Consideration or any combination of cash and Holdco

                                     A-1-4

Common Stock received in accordance with this SECTION 4.2. The CVOs shall be issued in book-entry only form.

4.3.  EXCHANGE OF CERTIFICATES.

    (a) Prior to the Effective Time, Holdco shall appoint the Exchange Agent to act as the exchange agent in connection with the Exchange. From and after the Effective Time, each holder of a certificate which immediately prior to the Effective Time represented outstanding FPC Shares (the "Certificates") shall be entitled to receive in exchange therefor, upon surrender thereof to the Exchange Agent, the Exchange Consideration. Immediately prior to the Effective Time, Holdco will deliver to the Exchange Agent, in trust for the benefit of the holders of FPC Shares, shares of Holdco Common Stock (together with cash in immediately available funds in an amount sufficient to pay cash in lieu of any fractional share thereof, as provided in SECTION 4.2(B) hereof), and cash necessary to make the exchange contemplated by SECTION 4.2 hereof on a timely basis.

    (b) (i) Not more than 90 days nor fewer than 30 days prior to the anticipated Closing Date as determined by Holdco and FPC, the Exchange Agent will mail a form of election (the "Form of Election") to holders of record of FPC Shares (as of a record date as close as practicable to the date of mailing and mutually agreed to by Holdco and FPC). In addition, the Exchange Agent will use its best efforts to make the Form of Election available to the persons who become shareholders of FPC during the period between such record date and the Closing Date. Any election to receive Exchange Consideration contemplated by
SECTION 4.2(D) will have been properly made only if the Exchange Agent shall have received at its designated office or offices by 5:00 p.m., New York City time, on the second business day immediately preceding the Closing Date (the "Election Deadline"), a Form of Election properly completed and accompanied by a Certificate for the FPC Shares to which such Form of Election relates, duly endorsed in blank or otherwise acceptable for transfer on the books of FPC (or an appropriate guarantee of delivery), as set forth in such Form of Election. An election may be revoked only by written notice received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Election Deadline. In addition, all elections shall automatically be revoked if the Exchange Agent is notified in writing by Holdco and FPC that the Exchange has been abandoned. If an election is so revoked, the Certificate(s) or guarantee of delivery, as appropriate, to which such election relates will be promptly returned to the person submitting the same to the Exchange Agent. Holdco shall have the discretion, which it may delegate in whole or in part to the Exchange Agent, to determine whether Forms of Election have been properly completed, signed and submitted or revoked pursuant to this ARTICLE IV, and to disregard immaterial defects in Forms of Election. The decision of Holdco (or the Exchange Agent) in such matters shall be conclusive and binding.

        (ii) Promptly after the Effective Time, the Exchange Agent shall mail to each record holder of FPC Shares as of the Effective Time who failed to return a properly completed Form of Election (A) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) and will be in such form and have such other provisions as Holdco and FPC may specify consistent with this Plan of Exchange and the Agreement of Exchange and (B) instructions for use in effecting the surrender of Certificates in exchange for the Exchange Consideration.

        (iii) At the Effective Time, with respect to elections properly made in accordance with SECTION 4.3(B)(I), and upon surrender in accordance with
    SECTION 4.3(B)(II) to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefor the Exchange Consideration that such holder has the right to receive pursuant to the provisions of this ARTICLE IV, and such Certificate shall forthwith be canceled. No holder or transferee of a Certificate or Certificates shall be entitled to receive any dividend or other distribution from Holdco with respect to the shares of Holdco Common Stock represented thereby, no payment shall be paid to

                                     A-1-5
    any such holder pursuant to the CVOs or the CVO Agreement, and no cash payment in lieu of any fractional shares shall be paid to any such holder pursuant to SECTION 4.2, until the surrender of such holder's Certificate for the Exchange Consideration in accordance with this ARTICLE IV. Subject to the effect of any unclaimed property, escheat and other applicable laws, following surrender of any such Certificate, there shall be paid to the record holder (or transferee) of the whole shares of Holdco Common Stock issued in exchange therefor, without interest, (i) at the time of such delivery, the amount of any cash payable in lieu of a fractional share of Holdco Common Stock to which such holder (or transferee) is entitled pursuant to SECTION 4.2(B) and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Holdco Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to delivery or exchange and a payment date subsequent to delivery or exchange payable with respect to such whole shares of Holdco Common Stock. If delivery of CVOs, Holdco Common Stock or cash is to be made to a person other than the person in whose name the Certificate surrendered is registered or if any certificate for shares of Holdco Common Stock or any CVO is to be issued in a name other than that in which the Certificate surrendered therefor is registered, it shall be a condition of such delivery or issuance that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such delivery or issuance shall pay any transfer or other taxes required by reason of such delivery or issuance to a person other than the registered holder of the Certificate surrendered or establish to the satisfaction of Holdco that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions of this SECTION 4.3, each Certificate shall represent for all purposes only the right to receive the Exchange Consideration as provided in
    SECTION 4.2 hereto, without any interest thereon.

    (c) The Exchange Consideration issued upon the surrender for exchange of Certificates in accordance with the terms of this ARTICLE IV shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the FPC Shares theretofore represented by such Certificates, SUBJECT, HOWEVER, to any obligation of FPC to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been authorized or made with respect to FPC Shares which remain unpaid at the Effective Time. From and after the Effective Time, the stock transfer books of FPC shall be closed and no transfer of any shares of FPC Common Stock shall thereafter be made. If, after the Effective Time, Certificates are presented to Holdco, they shall be canceled and exchanged for the Exchange Consideration (and cash in lieu of any fractional share) as provided in SECTION 4.2 hereof, in accordance with the procedures set forth in this SECTION 4.3.

    (d) Any CVOs, shares of Holdco Common Stock (and any accrued dividends and distributions thereon), any cash delivered to the Exchange Agent to make the exchange contemplated by SECTION 4.2 hereof and any cash delivered to the Exchange Agent for payment in lieu of fractional shares, that remain unclaimed by the former shareholders of FPC six (6) months after the Effective Time shall be delivered by the Exchange Agent to Holdco. Any former shareholders of FPC who have not theretofore complied with this SECTION 4.3 shall thereafter look only to Holdco for satisfaction of their claim for the consideration set forth herein, without any interest thereon subject to the effect of any unclaimed property, escheat and other applicable laws. Notwithstanding the foregoing, neither FPC nor Holdco shall be liable to any holder of FPC Shares for any CVOs, cash or shares of Holdco Common Stock (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    (e) In the event that, subsequent to the date hereof but prior to the Effective Time, the outstanding shares of FPC Common Stock or Holdco Common Stock, respectively, shall have been changed into a different number of shares or a different class as a result of a stock split, reverse stock split, stock dividend, subdivision, reclassification, combination, exchange, recapitalization or other

                                     A-1-6
similar transaction, the Exchange Consideration shall be appropriately adjusted to provide the holders of FPC Shares the same economic effect as contemplated by this Plan of Exchange prior to such event.

    (f) Each of Holdco and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Plan of Exchange to any holder of FPC Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Plan of Exchange as having been paid to the holder of FPC Common Stock in respect of which such deduction and withholding was made.

    (g) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Holdco, the posting by such person of a bond, in such reasonable amount as Holdco may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate any Exchange Consideration (including, any cash in lieu of fractional shares) and any dividends or other distributions to which the holders thereof are entitled pursuant to this Article IV.

                                   ARTICLE V
                                  TERMINATION

5.1.  TERMINATION.

    This Plan of Exchange shall be terminated and the Exchange contemplated hereby shall be abandoned (notwithstanding approval hereof by the holders of FPC Shares) if, at any time prior to the Effective Time, the Agreement of Exchange is terminated in accordance with its terms.

                                   ARTICLE VI
                                   AMENDMENT

6.1.  AMENDMENT.

    At any time before the Effective Time, this Plan of Exchange may be amended, provided that:

        (a) any such amendment is approved by the respective Boards of Directors of Holdco and FPC; and

        (b) no such amendment made subsequent to the approval of this Plan of Exchange by the shareholders of FPC shall be effective without the approval of the holders of a majority of the FPC Shares if such amendment (ii) changes the Exchange Consideration, (iii) changes any other term or condition of this Plan of Exchange if such change would materially and adversely affect FPC or the holders of FPC Shares (it being understood that amending the agreement to move the

                                     A-1-7
    election period to after the Effective Time would not materially and adversely affect FPC or the holders of FPC Shares), or (iv) changes any provision of the articles of incorporation of FPC.

                                                       FLORIDA PROGRESS CORPORATION

                                                       By:
                                                            -----------------------------------------
                                                            Name: Richard Korpan
                                                            Title:  Chairman of the Board, President
                                                                  and Chief Executive Officer

                                                       CP&L ENERGY, INC.

                                                       By:
                                                            -----------------------------------------
                                                            Name: William Cavanaugh, III
                                                            Title:  Chairman of the Board, President
                                                                  and Chief Executive Officer

                                     A-1-8

                                    ANNEX B

                      OPINION OF SALOMON SMITH BARNEY INC.

                   [LETTERHEAD OF SALOMON SMITH BARNEY INC.]

March 3, 2000

Board of Directors
Florida Progress Corporation
One Progress Plaza
St. Petersburg, Florida 33701

Members of the Board:


    You have requested our opinion as to the fairness, from a financial point of view, to the holders of the common stock of Florida Progress Corporation ("Florida Progress") of the Exchange Consideration (defined below) to be received by such holders pursuant to the terms and subject to the conditions set forth in the Amended and Restated Agreement and Plan of Exchange, dated as of August 22, 1999 and amended and restated as of March 3, 2000 (the "Exchange Agreement"), by and among Carolina Power & Light Company ("CP&L"), Florida Progress and CP&L Energy, Inc., a wholly owned subsidiary of CP&L ("Holdco"), and a Contingent Value Obligation Agreement (the "CVO Agreement" and, together with the Exchange Agreement, the "Agreements") to be entered into by and between Holdco and The Chase Manhattan Bank, as Trustee. As more fully described in the Agreements, each outstanding share of the common stock, no par value, of Florida Progress (the "Florida Progress Common Stock") will be exchanged (the "Exchange"), subject to certain allocation and election procedures specified in the Agreements (as to which we express no opinion), for the right to receive
(i) one contingent value obligation ("CVO") representing the right to receive contingent payments based upon the net after-tax cash flow to Holdco generated by four synthetic fuel plants (the "Plants") currently owned by Florida Progress and (ii) either (a) $54.00 in cash, without interest, (b) that number of shares of the common stock, no par value, of Holdco ("Holdco Common Stock") equal to the Exchange Ratio (defined below), or (c) a combination thereof (collectively, the "Exchange Consideration"). The Exchange Agreement provides that the Exchange Ratio will be a number of shares of Holdco Common Stock equal to $54.00 divided by the average of the closing sale price per share of Holdco Common Stock as reported on the New York Stock Exchange (the "NYSE") Composite Tape for each of the 20 consecutive trading days ending on the fifth trading day immediately preceding the closing date of the Exchange (the "Final Stock Price"); provided, that (a) if the Final Stock Price is less than $37.13, then the number of shares of Holdco Common Stock will equal 1.4543, and (b) if the Final Stock Price is more than $45.39, then the number of shares of Holdco Common Stock will equal
1.1897. The Exchange Agreement further provides that, as soon as reasonably practicable following execution of the Exchange Agreement, CP&L and Holdco will take all commercially reasonable efforts to effect an exchange as a result of which, among other things, shares of CP&L Common Stock will be exchanged for shares of Holdco Common Stock and Holdco Common Stock will be listed on the NYSE (the "CP&L Exchange").


    In arriving at our opinion, we reviewed the Exchange Agreement and a draft dated March 1, 2000 of a form of the CVO Agreement, and held discussions with certain senior officers, directors and other representatives and advisors of Florida Progress and certain senior officers and other representatives and advisors of CP&L concerning the businesses, operations and prospects of Florida Progress and CP&L. We examined certain publicly available business and financial information relating to Florida Progress and CP&L as well as certain financial forecasts and other information and data for Florida Progress and CP&L which were provided to or otherwise discussed with us by the respective

Board of Directors
Florida Progress Corporation
March 3, 2000
Page 2

managements of Florida Progress and CP&L. We reviewed the financial terms of the Exchange as set forth in the Agreements in relation to, among other things: current and historical market prices and trading volumes of Florida Progress Common Stock and CP&L Common Stock; the historical and projected earnings and other operating data of Florida Progress and CP&L; and the capitalization and financial condition of Florida Progress and CP&L. We considered, to the extent publicly available, the financial terms of other transactions recently effected which we considered relevant in evaluating the Exchange and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we considered relevant in evaluating those of Florida Progress and CP&L. In addition to the foregoing, we conducted such other analyses and examinations and considered such other financial, economic and market criteria as we deemed appropriate in arriving at our opinion.

    In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with us. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have been advised by the managements of Florida Progress and CP&L that such forecasts and other information and data were reasonably prepared reflecting the best currently available estimates and judgments of the respective managements of Florida Progress and CP&L as to the future financial performance of Florida Progress and CP&L and other matters covered thereby. We have assumed, with your consent, that the CP&L Exchange will be effected in all material respects in accordance with its terms and that, in the course of obtaining the necessary regulatory approvals for the Exchange, no limitations, restrictions or conditions will be imposed that would have a material adverse effect on Florida Progress, CP&L, Holdco or the combined company. Representatives of Florida Progress have advised us, and therefore we also have assumed, that the final terms of the CVO Agreement will not vary materially from those set forth in the draft reviewed by us. We are not expressing any opinion as to what the value of the Holdco Common Stock or the CVOs actually will be when issued to Florida Progress stockholders pursuant to the Exchange or the prices at which the Holdco Common Stock or CVOs will trade or otherwise be transferable subsequent to the Exchange. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Florida Progress or CP&L nor have we made any physical inspection of the properties or assets of Florida Progress or CP&L. In connection with our engagement, we were not requested to, and we did not, solicit third party indications of interest in the acquisition of all or a part of Florida Progress. We express no view as to, and our opinion does not address, the relative merits of the Exchange as compared to any alternative business strategies that might exist for Florida Progress or the effect of any other transaction in which Florida Progress might engage. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing and disclosed to us, as of the date hereof.

    Salomon Smith Barney Inc. has been engaged to render financial advisory services to Florida Progress in connection with the Exchange and will receive a fee for such services, a significant portion of which is contingent upon consummation of the Exchange. We have in the past provided investment banking services to Florida Progress and CP&L unrelated to the proposed Exchange, for which services we have received compensation. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of Florida Progress, CP&L and Holdco for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such

Board of Directors
Florida Progress Corporation
March 3, 2000
Page 3

securities. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with Florida Progress, CP&L and their respective affiliates.

    Our advisory services and the opinion expressed herein are provided for the information of the Board of Directors of Florida Progress in its evaluation of the proposed Exchange, and our opinion is not intended to be and does not constitute a recommendation to any shareholder as to the form of the Exchange Consideration to be elected by such shareholder in the Exchange or how such shareholder should vote on any matters relating to the proposed Exchange.

    Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Exchange Consideration is fair, from a financial point of view, to the holders of Florida Progress Common Stock.

                                          Very truly yours,

                                          /s/ Salomon Smith Barney Inc.
                                          -----------------------------
                                          SALOMON SMITH BARNEY INC.

                                    ANNEX C

                       OPINION OF MERRILL LYNCH, PIERCE,
                          FENNER & SMITH INCORPORATED

       [Letterhead of Merrill Lynch, Pierce, Fenner & Smith Incorporated]

                                                               February 25, 2000

Board of Directors
Carolina Power & Light Company
411 Fayetteville Street
Raleigh, North Carolina 27602

Members of the Board of Directors:

    Carolina Power & Light Company (the "Acquiror"), CP&L Holdings, Inc. ("Holdco") and Florida Progress Corporation (the "Company") propose to enter into an Amended and Restated Agreement and Plan of Exchange, dated as of August 22, 1999, as amended and restated (the "Agreement") pursuant to which each outstanding share of the Company's common stock, no par value (the "Company Common Stock"), will be exchanged (the "Company Exchange") for shares of common stock, no par value, of Holdco (the "Holdco Common Stock") or cash, or a combination of Holdco Common Stock and cash, plus a contingent value obligation (individually, a "CVO" and collectively, the "CVOs") representing the right to receive contingent payments that may be made by Holdco based upon the excess cash flow that may be derived from certain synthetic fuel plants currently owned by the Company. Prior to consummation of the Company Exchange, each outstanding share of the Acquiror's common stock, no par value (the "Acquiror Common Stock"), will be exchanged (the "Acquiror Exchange") for 1 share of Holdco Common Stock. As a result of the Acquiror Exchange and the Company Exchange, the Acquiror and the Company will become wholly-owned subsidiaries of Holdco. Pursuant to the Company Exchange, each outstanding share of the Company Common Stock will be converted into the right to receive (a) $54.00 in cash (the "Cash Consideration"), (b) such number of shares of Holdco Common Stock as shall be equal to the Cash Consideration divided by the Final Stock Price (as defined below), or (c) a combination of cash and Holdco Common Stock, in each case as the holder thereof shall have elected or be deemed to have elected, subject to the terms, limitations and procedures set forth in the Agreement, which include a limitation on the aggregate amount of cash available to be paid and the aggregate number of shares of Holdco Common Stock available to be issued in the Company Exchange, plus 1 CVO. The Agreement also provides that if the Final Stock Price is less than $37.13 per share, then the number of shares of Holdco Common Stock to be delivered pursuant to clause (b) above shall be equal to 1.4543, and if the Final Stock Price is greater than $45.39 per share, then the number of shares of Holdco Common Stock to be delivered pursuant to clause (b) above shall be equal to 1.1897. For purposes of our opinion, the term "Final Stock Price" means the average of the closing sales price of Holdco Common Stock as reported on the New York Stock Exchange Composite Tape on each of the twenty consecutive trading days ending with the fifth trading day immediately preceding the closing date of the Company Exchange, and the term "Consideration" means the aggregate amount of cash, Holdco Common Stock and CVOs to be paid by Holdco pursuant to the Company Exchange.

    You have asked us whether, in our opinion, the Consideration to be paid by Holdco pursuant to the Company Exchange is fair from a financial point of view to the Acquiror and to Holdco.

    In arriving at the opinion set forth below, we have, among other things:

    (1) Reviewed certain publicly available business and financial information relating to the Company and the Acquiror that we deemed to be relevant;

    (2) Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company, the Acquiror and Holdco, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Company Exchange (the "Expected Synergies") furnished to or discussed with us by the Acquiror;

    (3) Conducted discussions with members of senior management and representatives of the Company and the Acquiror concerning the matters described in clauses 1 and 2 above, as well as their respective businesses and prospects before and after giving effect to the Company Exchange and the Expected Synergies;

    (4) Reviewed the market prices and valuation multiples for the Company Common Stock and the Acquiror Common Stock and compared them with those of certain publicly traded companies that we deemed to be relevant;

    (5) Reviewed the results of operations of the Company and the Acquiror and compared them with those of certain publicly traded companies that we deemed to be relevant;

    (6) Compared the proposed financial terms of the Company Exchange with the financial terms of certain other transactions that we deemed to be relevant;

    (7) Participated in certain discussions and negotiations among representatives of the Company and the Acquiror and their financial and legal advisors;

    (8) Reviewed the potential pro forma impact of the Company Exchange;

    (9) Reviewed a draft dated February 21, 2000 of the Agreement, together with a draft dated February 23, 2000 of the form of Contingent Value Obligation Agreement to be entered into by Holdco and The Chase Manhattan Bank, as Trustee (the "CVO Agreement"); and

    (10) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

    In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or the Acquiror or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company or the Acquiror. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with us by the Company or the Acquiror, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's or the Acquiror's management as to the expected future financial performance of the Company, the Acquiror or Holdco, as the case may be, and the Expected Synergies. We have further assumed that the Company Exchange will not be taxable to the Acquiror, Holdco or the Company. In addition, we have assumed that the final forms of the Agreement and the CVO Agreement will be substantially similar to the last drafts reviewed by us.

    Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Company Exchange, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the Acquiror and Holdco, taken as a whole.

    We are acting as financial advisor to the Acquiror in connection with the Company Exchange and will receive a fee from the Acquiror for our services, a significant portion of which is contingent upon the consummation of the Company Exchange. In addition, the Acquiror has agreed to indemnify us for certain liabilities arising out of our engagement. We have provided financing services to the Acquiror and may continue to do so and have received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of our business, we may actively trade the Company Common Stock and the Acquiror Common Stock for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    This opinion is for the use and benefit of the Board of Directors of the Acquiror. Our opinion does not address the merits of the underlying decision by the Acquiror to engage in the Acquiror Exchange or the Company Exchange and does not constitute a recommendation to any shareholders of the Acquiror as to how such shareholder should vote on the proposed issuance of Holdco Common Stock pursuant to the Company Exchange or any matter related thereto.

    We are not expressing any opinion herein as to the prices at which the Acquiror Common Stock, the Holdco Common Stock or the CVOs will trade following the announcement or consummation, as the case may be, of the Acquiror Exchange or the Company Exchange.

    On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be paid by Holdco pursuant to the Company Exchange is fair from a financial point of view to the Acquiror and to Holdco.

                                          Very truly yours,

                                          MERRILL LYNCH, PIERCE, FENNER &
                                                 SMITH INCORPORATED

                                    ANNEX D

--------------------------------------------------------------------------------

                               CP&L ENERGY, INC.
                                       TO
                           THE CHASE MANHATTAN BANK,
                                    TRUSTEE

                               ------------------

                     CONTINGENT VALUE OBLIGATION AGREEMENT

                            DATED AS OF       , 2000

--------------------------------------------------------------------------------

                              TABLE OF CONTENTS(*)


PARTIES........................................................................     D-1

RECITAL OF THE COMPANY.........................................................     D-1

ARTICLE I  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.............     D-1
    Section 101.   DEFINITIONS.................................................     D-1
    Section 102.   COMPLIANCE CERTIFICATES AND OPINIONS........................     D-5
    Section 103.   FORM OF DOCUMENTS DELIVERED TO TRUSTEE......................     D-6
    Section 104.   ACTS OF HOLDERS.............................................     D-6
    Section 105.   NOTICES, ETC. TO TRUSTEE AND COMPANY........................     D-8
    Section 106.   NOTICE TO HOLDERS OF SECURITIES; WAIVER.....................     D-8
    Section 107.   CONFLICT WITH TRUST INDENTURE ACT...........................     D-9
    Section 108.   EFFECT OF HEADINGS AND TABLE OF CONTENTS....................     D-9
    Section 109.   SUCCESSORS AND ASSIGNS......................................     D-9
    Section 110.   SEPARABILITY CLAUSE.........................................     D-9
    Section 111.   BENEFITS OF AGREEMENT.......................................     D-9
    Section 112.   GOVERNING LAW...............................................     D-9
    Section 113.   LEGAL HOLIDAYS..............................................     D-9

ARTICLE II  SECURITY FORMS.....................................................    D-10
    Section 201.   FORMS GENERALLY.............................................    D-10
    Section 202.   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.............    D-10
    Section 203.   SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY........    D-10

ARTICLE III  THE SECURITIES....................................................    D-11
    Section 301.   TITLE AND TERMS.............................................    D-11
    Section 302.   NUMBER......................................................    D-11
    Section 303.   EXECUTION, AUTHENTICATION, DELIVERY AND DATING..............    D-12
    Section 304.   TEMPORARY SECURITIES........................................    D-12
    Section 305.   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.........    D-13
    Section 306.   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES............    D-14
    Section 307.   PAYMENTS IN U.S. CURRENCY...................................    D-15
    Section 308.   PERSONS DEEMED OWNERS.......................................    D-15
    Section 309.   CANCELLATION BY SECURITY REGISTRAR..........................    D-15

ARTICLE IV  COVENANTS..........................................................    D-15
    Section 401.   PAYMENT OF AMOUNTS, IF ANY, TO HOLDERS......................    D-15
    Section 402.   MAINTENANCE OF OFFICE OR AGENCY.............................    D-16
    Section 403.   MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST...........    D-16
    Section 404.   CORPORATE EXISTENCE.........................................    D-17
    Section 405.   ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE...............    D-17
    Section 406.   GOOD FAITH AND FAIR DEALING.................................    D-17
    Section 407.   BOOKS AND RECORDS...........................................    D-17
    Section 408.   INSURANCE...................................................    D-17
    Section 409.   INDEBTEDNESS................................................    D-17
    Section 410.   PROHIBITED TRANSACTIONS.....................................    D-17
    Section 411.   INCOME TAX TREATMENT........................................    D-17


------------------------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Agreement.

ARTICLE V  EVENTS OF DEFAULT; REMEDIES.........................................    D-18
    Section 501.   EVENTS OF DEFAULT...........................................    D-18
    Section 502.   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                   TRUSTEE.....................................................    D-18
    Section 503.   TRUSTEE MAY FILE PROOFS OF CLAIM............................    D-19
    Section 504.   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                   SECURITIES..................................................    D-19
    Section 505.   APPLICATION OF MONEY COLLECTED..............................    D-19
    Section 506.   LIMITATION ON SUITS.........................................    D-20
    Section 507.   UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PAYMENTS..........    D-20
    Section 508.   RESTORATION OF RIGHTS AND REMEDIES..........................    D-20
    Section 509.   RIGHTS AND REMEDIES CUMULATIVE..............................    D-21
    Section 510.   DELAY OR OMISSION NOT WAIVER................................    D-21
    Section 511.   CONTROL BY HOLDERS OF SECURITIES............................    D-21
    Section 512.   WAIVER OF PAST DEFAULTS.....................................    D-21
    Section 513.   UNDERTAKING FOR COSTS.......................................    D-22
    Section 514.   OPERATING AND OWNERSHIP DECISIONS...........................    D-22
    Section 515.   TAX DECISIONS AND PROCEDURES................................    D-22
    Section 516.   LIMITATION OF LIABILITY.....................................    D-22
    Section 517.   NO RIGHTS OF ACCELERATION; UNSECURED OBLIGATIONS............    D-22
    Section 518.   NON INTEREST-BEARING OBLIGATIONS............................    D-23
    Section 519.   NO REDEMPTION...............................................    D-23

ARTICLE VI  THE TRUSTEE........................................................    D-23
    Section 601.   CERTAIN DUTIES AND RESPONSIBILITIES.........................    D-23
    Section 602.   NOTICE OF DEFAULTS..........................................    D-24
    Section 603.   CERTAIN RIGHTS OF TRUSTEE...................................    D-24
    Section 604.   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES......    D-25
    Section 605.   MAY HOLD SECURITIES.........................................    D-25
    Section 606.   MONEY HELD IN TRUST.........................................    D-26
    Section 607.   COMPENSATION AND REIMBURSEMENT..............................    D-26
    Section 608.   DISQUALIFICATION; CONFLICTING INTERESTS.....................    D-27
    Section 609.   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.....................    D-27
    Section 610.   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR...........    D-27
    Section 611.   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR......................    D-29
    Section 612.   MERGER, CONVERSATION, CONSOLIDATION OR SUCCESSION TO
                   BUSINESS....................................................    D-29
    Section 613.   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY...........    D-29
    Section 614.   CO-TRUSTEES AND SEPARATE TRUSTEES...........................    D-30
    Section 615.   APPOINTMENT OF AUTHENTICATING AGENT.........................    D-30
    Section 616.   PAYING AGENTS AFFORDED PROTECTION...........................    D-32

ARTICLE VII  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.................    D-32
    Section 701.   LISTS OF HOLDERS............................................    D-32
    Section 702.   REPORTS BY TRUSTEE AND COMPANY..............................    D-32

ARTICLE VIII  CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER..............    D-33
    Section 801.   COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS........    D-33
    Section 802.   SUCCESSOR CORPORATION SUBSTITUTED...........................    D-33

ARTICLE IX  AMENDMENTS.........................................................    D-34
    Section 901.   AMENDMENTS WITHOUT CONSENT OF HOLDERS.......................    D-34
    Section 902.   AMENDMENTS WITH CONSENT OF HOLDERS..........................    D-35
    Section 903.   EXECUTION OF AMENDMENTS.....................................    D-35
    Section 904.   EFFECT OF AMENDMENTS........................................    D-36

    Section 905.   CONFORMITY WITH TRUST INDENTURE ACT.........................    D-36
    Section 906.   REFERENCE IN SECURITIES TO AMENDMENTS.......................    D-36

ARTICLE X  MEETINGS OF HOLDERS; ACTION WITHOUT MEETING.........................    D-36
    Section 1001.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED...................    D-36
    Section 1002.  CALL, NOTICE AND PLACE OF MEETINGS..........................    D-36
    Section 1003.  PERSONS ENTITLED TO VOTE AT MEETINGS........................    D-37
    Section 1004.  QUORUM; ACTION..............................................    D-37
    Section 1005.  ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS;
                   CONDUCT AND ADJOURNMENT OF MEETINGS.........................    D-38
    Section 1006.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS.............    D-38
    Section 1007.  ACTION WITHOUT MEETING......................................    D-39

ARTICLE XI  IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS....
                                                                                   D-39
    Section 1101.  LIABILITY SOLELY CORPORATE..................................    D-39

ARTICLE XII  SUBORDINATION OF SECURITIES.......................................    D-39
    Section 1201.  SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS...............    D-39
    Section 1202.  PAYMENT OVER OF PROCEEDS OF SECURITIES......................    D-39
    Section 1203.  DISPUTES WITH HOLDERS OF CERTAIN SENIOR INDEBTEDNESS........    D-41
    Section 1204.  SUBROGATION.................................................    D-41
    Section 1205.  OBLIGATION OF THE COMPANY UNCONDITIONAL.....................    D-41
    Section 1206.  PRIORITY OF SENIOR INDEBTEDNESS UPON MATURITY...............    D-42
    Section 1207.  TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS....................    D-42
    Section 1208.  NOTICE TO TRUSTEE TO EFFECTUATE SUBORDINATION...............    D-42
    Section 1209.  MODIFICATION, EXTENSION, ETC. OF SENIOR INDEBTEDNESS........    D-42
    Section 1210.  TRUSTEE HAS NO FIDUCIARY DUTY TO HOLDERS OF SENIOR
                   INDEBTEDNESS................................................    D-42
    Section 1211.  PAYING AGENTS OTHER THAN THE TRUSTEE........................    D-43
    Section 1212.  RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT IMPAIRED.......    D-43
    Section 1213.  THIS ARTICLE NOT TO PREVENT EVENTS OF DEFAULT...............    D-43
    Section 1214.  EFFECT OF SUBORDINATION PROVISIONS; TERMINATION.............    D-43

ARTICLE XIII  MAINTENANCE OF CONTINGENCY FUNDS.................................    D-43
    Section 1301.  PAYMENTS TO TRUSTEE.........................................    D-43
    Section 1302.  MAINTENANCE OF ACCOUNTS.....................................    D-43
    Section 1303.  INVESTMENT AND APPLICATION OF CONTINGENCY FUNDS.............    D-44
    Section 1304.  OFFICER'S CERTIFICATES RELATING TO CONTINGENCY FUNDS; TAX
                   REPORTING...................................................    D-44
    Section 1305.  OFFICER'S CERTIFICATE RELATING TO SATISFACTION OF PAYMENT
                   OBLIGATIONS.................................................    D-45

Testimonium....................................................................    D-45

Signature and Seals............................................................    D-46


Appendix A--Certificate Representing the Securities

Appendix B--Company Order, Officer's Certificate, and Opinion of Counsel

Appendix C--Accountants' Certificate

                               CP&L ENERGY, INC.
           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
    AND CONTINGENT VALUE OBLIGATION AGREEMENT, DATED AS OF            , 2000

TRUST INDENTURE ACT SECTION                                                                     AGREEMENT SECTION
---------------------------                                                                     -----------------
Section310            (a) (1)     ............................................................  609
                      (a) (2)     ............................................................  609
                      (a) (3)     ............................................................  614
                      (a) (4)     ............................................................  Not Applicable
                      (b)         ............................................................  608
                                                                                                610
Section311            (a)         ............................................................  613
                      (b)         ............................................................  613
                      (c)         ............................................................  613
Section312            (a)         ............................................................  701
                      (b)         ............................................................  701
                      (c)         ............................................................  701
Section313            (a)         ............................................................  702
                      (b)         ............................................................  702
                      (c)         ............................................................  702
                      (d)         ............................................................  702
Section314            (a)         ............................................................  702
                      (a) (4)     ............................................................  405
                      (b)         ............................................................  Not Applicable
                      (c) (1)     ............................................................  102
                      (c) (2)     ............................................................  102
                      (c) (3)     ............................................................  Not Applicable
                      (d)         ............................................................  Not Applicable
                      (e)         ............................................................  102
Section315            (a)         ............................................................  601
                                                                                                603
                      (b)         ............................................................  602
                      (c)         ............................................................  601
                      (d)         ............................................................  601
                      (e)         ............................................................  513
Section316            (a)         ............................................................  511
                                  ............................................................  512
                      (a) (1) (A) ............................................................  Not Applicable
                                                                                                511
                      (a) (1) (B) ............................................................  512
                      (a) (2)     ............................................................  Not Applicable
                      (b)         ............................................................  507
Section317            (a) (1)     ............................................................  502
                      (a) (2)     ............................................................  503
                      (b)         ............................................................  403
Section318            (a)         ............................................................  107

    CONTINGENT VALUE OBLIGATION AGREEMENT, dated as of       , 2000, between
CP&L ENERGY, INC., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company"), having its principal office at 411 Fayetteville Street, Raleigh, North Carolina 27601-1748, and THE CHASE MANHATTAN BANK, a banking corporation organized under the laws of the State of New York, having its principal corporate trust office at 450 West 33rd Street, New York, New York 10001, as Trustee (herein called the "Trustee").

                             RECITAL OF THE COMPANY

    The Company has duly authorized the execution and delivery of this Agreement to provide for the issuance of its Contingent Value Obligations (herein called the "Securities" or "CVOs"), to be issued as contemplated herein; and all acts necessary to make this Agreement a valid agreement of the Company have been performed.

    For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Agreement.

    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  DEFINITIONS.

    For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

    (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

    (b) all terms used herein without definition which are defined in the form of Security attached as Appendix A either directly or by reference therein, have the meanings assigned to them therein;

    (c) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

    (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; provided, however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

    (e) the words "herein", "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

    Certain terms, used principally in Article Six, are defined in that Article.

    "ACT", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

    "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and " controlled" have meanings correlative to the foregoing.

    "AGENT MEMBERS" means members of, or participants in, the Depository.

    "AGREEMENT" means this instrument as originally executed and delivered and as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

    "AUTHORIZED OFFICER" means the Chairman of the Board, the President, any Vice President, the Treasurer or any other duly authorized officer of the Company.

    "BOARD OF DIRECTORS" means either the board of directors of the Company or any committee thereof or any director or directors and/or officer or officers of the Company to whom that board or committee shall have duly delegated its authority duly authorized to act in respect of matters relating to this Agreement.

    "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

    "BUSINESS DAY", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Agreement, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed.

    "CERTIFICATE" means the form of certificate representing the Securities attached hereto as Appendix A.

    "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the date of execution and delivery of this Agreement such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

    "COMPANY" means the Person named as the "Company" in the first paragraph of this Agreement until a successor Person shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor Person.

    "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

    "CONTINGENCY FUNDS" means amounts held by the Trustee in support of the obligation of the Company to make payments to the Holders, as specified in the Securities. Contingency Funds shall consist of amounts paid to the Trustee pursuant to Section 1301, plus earnings on amounts held as Contingency Funds, less Allocable Expenses.

    "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Agreement is located at 450 West 33rd Street, New York, New York 10001.

    "CORPORATION" means a corporation, association, company, limited liability company, joint stock company or business trust.

    "DEFAULT INTEREST RATE" means the three month London Interbank Offered Rate, as published in the Wall Street Journal, as such rate may change from time to time, plus 300 basis points.

    "DEPOSITORY" shall mean The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 203(c)(1).

    "DESIGNATED TRUSTEE OFFICE" means any office or offices of the Trustee or any Affiliate, servicer or other agent of the Trustee from time to time established by the Trustee in its discretion as the location at which particular actions or functions will occur. The Trustee shall, upon the written request of the Company or any Holder, provide the Company or such Holder with a written list of its Designated Trustee Offices hereunder, but, in the absence of such written request or unless otherwise provided herein or unless necessary for the proper performance by the Trustee of its responsibilities hereunder, the Trustee may establish and change its Designated Trustee Offices hereunder without notice to the Company or any Holder.

    "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

    "EFFECTIVE TIME" has the meaning given thereto in the Exchange Agreement.

    "EVENT OF DEFAULT" has the meaning specified in Section 501.

    "EXCHANGE AGREEMENT" shall mean the Amended and Restated Agreement and Plan of Exchange dated March 3, 2000 between the Company, Carolina Power & Light Company and Florida Progress Corporation.

    "GLOBAL SECURITY" shall mean a Security executed by the Company and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Agreement, which shall be registered in the name of the Depository or its nominee.

    "GOVERNMENTAL AUTHORITY" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

    "GOVERNMENT OBLIGATIONS" means:

    (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States entitled to the benefit of the full faith and credit thereof;

    (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to United States federal or state supervision or examination with a combined capital and surplus of at least $100,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom; and

    (c) money market funds subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940 which invest solely in obligations described in paragraphs (a) and (b) above.

    "HOLDER" means a Person in whose name a Security is registered in the Security Register.

    "MATURITY", when used with respect to any Senior Indebtedness, means the date on which the principal of such indebtedness or an installment of principal becomes due and payable as provided therein.

    "OFFICER'S CERTIFICATE" means a certificate signed by an Authorized Officer and delivered to the Trustee.

    "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company, or other counsel acceptable to the Trustee.

    "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Agreement, except:

    (a) Securities theretofore canceled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation; and

    (b) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Agreement, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite amount of the Securities Outstanding under this Agreement have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded.

    "PAYING AGENT" means any Person authorized by the Company to make payments on any Securities on behalf of the Company.

    "PAYMENT DATE" means the date specified in the applicable Officer's Certificate as a date on which the Trustee or the Company is to make a payment to the Holders or the Trustee is to make a payment to the Company.

    "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization or any Governmental Authority.

    "PLACE OF PAYMENT", when used with respect to the Securities, means the offices or agencies of the Paying Agent maintained for that purpose from time to time, or at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company, payment may be made by check or wire transfer.

    "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

    "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer or other authorized representative of the Trustee assigned by the Trustee to administer its corporate trust matters.

    "SECURITIES" has the meaning stated in the first recital of this Agreement and more particularly means any securities authenticated and delivered under this Agreement.

    "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

    "SENIOR INDEBTEDNESS" means all obligations of, or guaranteed or assumed by, the Company for borrowed money, or for the payment of money relating to any lease which is capitalized on the consolidated balance sheet of the Company and its subsidiaries in accordance with generally accepted accounting principles as in effect from time to time, or evidenced by bonds, debentures, notes or other similar instruments, and in each case, amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligations, whether existing as of the date of this Agreement or subsequently incurred by the Company. Notwithstanding the foregoing, "Senior Indebtedness" will not include
(A) the obligations evidenced by the Securities, (B) obligations of the Company that by their terms are expressly PARI PASSU IN RIGHT OF PAYMENT TO THE SECURITIES, (C) OBLIGATIONS OF THE COMPANY TO ANY SUBSIDIARY OF THE COMPANY OR ANY OTHER AFFILIATE OF THE COMPANY AND (D) OBLIGATIONS WHICH WHEN INCURRED AND WITHOUT REGARD TO ANY ELECTION UNDER SECTION 1111(B) OF THE FEDERAL BANKRUPTCY CODE ARE WITHOUT RECOURSE TO THE COMPANY.

    "TRUST INDENTURE ACT" means, the Trust Indenture Act of 1939 as in force and effect as of the date of execution of this Agreement; provided, however, that in the event the Trust Indenture Act of 1939 is succeeded by another statute or is amended after such date, "Trust Indenture Act" shall mean such successor statute or the Trust Indenture Act of 1939, as so amended, to the extent such successor statute is applicable to this Agreement or to the actions of the Company or the Trustee under or pursuant to this Agreement.

    "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Agreement until a successor Trustee shall have become such with respect to the Securities pursuant to the applicable provisions of this Agreement, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities shall mean the Trustee with respect to the Securities.

    "UNITED STATES" means the United States of America, its territories, its possessions and other areas subject to its political jurisdiction.

Section 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

    Except as otherwise expressly provided in this Agreement, upon any application or request by the Company to the Trustee to take any action under any provision of this Agreement, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

    (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

    (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

    (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

    (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

Section 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion are based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

    Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer's Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Agreement to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, (except to the extent that such action was a result of willful misconduct or bad faith or had or could be expected to have an adverse effect on the Holders of the Securities). Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Agreement equally and ratably with all other Outstanding Securities, except as aforesaid.

Section 104.  ACTS OF HOLDERS.

    (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Agreement to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Ten, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Agreement and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1006.

    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

    (c) The aggregate number (except as otherwise contemplated in the proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

    (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

    (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of the aggregate number of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

    (f) Securities authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

    (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be determined as of the record date.

Section 105.  NOTICES, ETC. TO TRUSTEE AND COMPANY.

    Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by certified or registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

    If to the Trustee, to:

           The Chase Manhattan Bank
           c/o Chase National Corporate Services, Inc.
           3800 Colonnade Parkway
           Suite 490
           Birmingham, Alabama 35243
           Telephone: (205) 968-0500
           Telecopy: (205) 968-9109

    If to the Company, to:

           CP&L Energy, Inc.
           411 Fayetteville Street
           Raleigh, North Carolina 27601-1768
           Attention: Mark F. Mulhern, Treasurer
           Telephone: (919) 546-6373 Telecopy: (919) 546-7826

    Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, upon the date of receipt of the transmission, and if transmitted by certified or registered mail, on the date of receipt.

Section 106.  NOTICE TO HOLDERS OF SECURITIES; WAIVER.

    Except as otherwise expressly provided herein, where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

    Any notice required by this Agreement may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107.  CONFLICT WITH TRUST INDENTURE ACT.

    If any provision of this Agreement limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Agreement by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

Section 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

    The Article and Section headings in this Agreement and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  SUCCESSORS AND ASSIGNS.

    All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.  SEPARABILITY CLAUSE.

    In case any provision in this Agreement or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.  BENEFITS OF AGREEMENT.

    Nothing in this Agreement or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, the Holders, and so long as the notice described in Section 1214 hereof has not been given, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 112.  GOVERNING LAW.

    This Agreement and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

Section 113.  LEGAL HOLIDAYS.

    In any case where any date for an amount payable under the Securities shall not be a Business Day at any Place of Payment, then payment need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the date originally payable, and, if such payment is made or duly provided for on such Business Day, then interest, if interest otherwise would accrue and be payable under the terms of the Securities, shall not accrue on the amount so payable for the period from and after the date originally payable to such Business Day.

                                   ARTICLE II
                                 SECURITY FORMS

Section 201.  FORMS GENERALLY.

    The definitive Securities shall be in the form set forth in Appendix A, the terms of which are hereby incorporated by reference and made a part of this Agreement for all purposes, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

    The Securities shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

Section 202.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

    The Trustee's certificate of authentication shall be in substantially the form set forth below:

    This is one of the Securities referred to in the within-mentioned Agreement.

    Dated: _____________

                                          The Chase Manhattan Bank
                                          as Trustee
                                          By: _______________________
                                             Authorized Representative

Section 203.  SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY.

    (a) Unless otherwise agreed by the Company, the Trustee and the Security Registrar, the Securities are to be issued in whole in the form of one or more Global Securities which shall represent the aggregate number of authorized and issued CVOs outstanding under this Agreement. The Company shall execute and the Trustee shall, in accordance with Section 303 and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate number of the Outstanding Securities to be represented by such Global Security or Securities, (ii) may provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges, (iii) shall be registered in the name of the Depository for such Global Security or Securities or its nominee, (iv) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (v) shall bear a legend in accordance with the requirements of the Depository.

    (b) Notwithstanding any other provision of this Section 203 or of Section 305, subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depository for such Global Security, or to the Depository, or to a successor Depository for such Global Security selected or approved by the Company, or to a nominee of such successor Depository.

    (c) (1) If at any time the Depository for a Global Security notifies the Company that it is unwilling or unable to continue as a Depository for such Global Security or if at any time the

Depository for the Securities shall no longer be eligible or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depository with respect to such Global Security. If a successor Depository for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities in exchange for such Global Security, will authenticate and deliver individual Securities of like tenor and terms in definitive form in a number equal to the number of Securities represented by the Global Security in exchange for such Global Security. Such Securities will be issued in registered form to such Persons as are specified by the Depository.

    (2) The Company may at any time and in its sole discretion determine that the Securities issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Securities in exchange in whole or in part for such Global Security, will authenticate and deliver without service charge to each Person specified by the Depository individual Securities of like tenor and terms in definitive form in an aggregate number equal to the number of Securities represented by the Global Security or Securities in exchange for such Global Security or Securities.

    (3) In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Securities in definitive form in authorized denominations. Upon the exchange of the entire Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such Securities to the Persons in whose names the Securities are registered.

    (4) Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 303 with respect thereto. Subject to the provisions of Section 303, the Trustee shall deliver and redeliver any such Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 has been, or simultaneously is, delivered, any instructions by the Company with respect to such Global Security shall be in writing but need not be accompanied by or contained in an Officer's Certificate and need not be accompanied by an Opinion of Counsel.

                                  ARTICLE III
                                 THE SECURITIES

    Section 301.  TITLE AND TERMS.

    The Securities shall be known and designated as the "Contingent Value Obligations" of the Company. The terms of the Security shall be described in the form of Security attached as Appendix A, as may be modified pursuant to Section 906.

Section 302.  NUMBER

    The only condition precedent to the issuance of the CVOs under this Agreement is the occurrence of the Effective Time under the Exchange Agreement. When and if issued under this Agreement, one

CVO shall be issued under this Agreement in exchange for each share of common stock of Florida Progress Corporation outstanding at the Effective Time (as defined in the Exchange Agreement) as reflected in the Company Order delivered to the Trustee pursuant to Section 303 of this Agreement. The aggregate number of CVOs that may be issued pursuant to this Agreement shall equal the total number of shares of common stock of Florida Progress Corporation outstanding at the Effective Time (as defined in the Exchange Agreement) as reflected in the Company Order delivered to the Trustee pursuant to Section 303 of this Agreement. As specified in Section 203 of this Agreement, unless otherwise agreed in writing by the Company, the Trustee and the Security Registrar, the Securities shall be issued in the form of one or more Global Securities which shall represent the aggregate number of authorized and issued CVOs outstanding under this Agreement.

Section 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

    The Securities shall be executed on behalf of the Company by an Authorized Officer but need not be attested. The signature of any or all of these officers on the Securities may be manual or facsimile.

    Securities bearing the manual or facsimile signatures of individuals who were at the time of execution Authorized Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

    The Trustee shall authenticate and deliver the Securities, for original issue, in accordance with the Company Order referred to below, upon receipt by the Trustee of:

    (a) A Company Order, Officer's Certificate and Opinion of Counsel in the form attached hereto as Appendix B; and

    (b) The Securities executed on behalf of the Company by an Authorized
Officer.

    At any time and from time to time after execution of this Agreement, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee, in accordance with such Company Order, shall authenticate and deliver such Securities as provided in this Agreement and not otherwise.

    Each Security shall be dated the date of its authentication.

    No Security shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Agreement.

Section 304.  TEMPORARY SECURITIES.

    Pending the preparation of definitive Securities the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

    If temporary Securities are issued, the Company will cause definitive Securities to be issued without unreasonable delay. After the preparation of definitive Securities the temporary Securities shall be exchangeable, without charge to the Holder thereof, for definitive Securities upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 402 in a

Place of Payment for such Securities. Upon such surrender of temporary Securities, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of like tenor.

    Until exchanged in full as hereinabove provided, temporary Securities shall in all respects be entitled to the same benefits under this Agreement as definitive Securities of like tenor authenticated and delivered hereunder.

Section 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

    The Company shall cause to be kept in each office designated pursuant to
Section 402, with respect to the Securities, a register (all registers kept in accordance with this Section being collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities on a consolidated basis, and such Person is referred to herein, with respect to the Securities, as the "Security Registrar." Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which a register with respect to the Securities shall be maintained, and the Company may designate itself the Security Registrar. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

    The Company shall require the Security Registrar to be an Agent Member through whom Persons may maintain beneficial interests in the Securities.

    The Company, any other obligor upon the Securities or the Trustee shall treat as the Act of a Holder any instrument or writing of any Person that is identified by the Depository as the owner of a beneficial interest in the Global Security, provided that the fact and date of the execution of such instrument or writing is proved in accordance with Section 104(b).

    Upon surrender for registration of transfer of any Security at the office or agency of the Company maintained pursuant to Section 402 in a Place of Payment for the Securities, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of like tenor.

    Any Security may be exchanged at the option of the Holder, for one or more new Securities that represent in the aggregate the same number of CVOs as the Security surrendered, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

    All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same rights and entitled to the same benefits under this Agreement, as the Securities surrendered upon such registration of transfer or exchange.

    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

    No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

    None of the Company, the Trustee or any Paying Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests; provided, however, that the foregoing limitation will not apply to the Security Registrar to the extent that Persons maintain beneficial interests through such Security Registrar.

    Notwithstanding the foregoing, the Company, any other obligor upon the Securities, the Trustee and any agent of any of them shall give effect to any written certification, proxy or other authorization furnished by the Depository, and shall not impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security. The registered holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Agreement or the Securities.

    All notices and reports required to be delivered by the Company or the Trustee to Holders under this Agreement shall be delivered by the Company or the Trustee, as applicable, to the each Agent Member maintaining a position in the Securities in sufficient quantities (as requested by such Agent Member in writing) to allow such Agent Member to forward such notices and reports to the Persons who hold beneficial interests in the Securities through such Agent Member.

Section 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

    If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and amount and bearing a number not contemporaneously outstanding.

    If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security is held by a Person purporting to be the owner of such Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and bearing a number not contemporaneously outstanding.

    Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

    Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new Security shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Securities duly issued hereunder.

    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.  PAYMENTS IN U.S. CURRENCY.

    Payment of any amounts pursuant to the Securities shall be made in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts. However, the Company may, at its option, pay such amounts by wire transfer or check payable in such money.

Section 308.  PERSONS DEEMED OWNERS.

    Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payments on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.  CANCELLATION BY SECURITY REGISTRAR.

    All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Security Registrar, be delivered to the Security Registrar and, if not theretofore canceled, shall be promptly canceled by the Security Registrar. The Company may at any time deliver to the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Security Registrar. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Securities held by the Security Registrar shall be disposed of in accordance with the customary practices of the Security Registrar at the time in effect, and the Security Registrar shall not be required to destroy any such certificates and the Security Registrar shall promptly deliver a certificate of disposition to the Trustee and the Company unless, by a Company Order, similarly delivered, the Company shall direct that canceled Securities be returned to it. The Security Registrar shall promptly deliver evidence of any cancellation of a Security in accordance with this
Section 309 to the Trustee and the Company.

                                   ARTICLE IV
                                   COVENANTS

Section 401.  PAYMENT OF AMOUNTS, IF ANY, TO HOLDERS.

    The Company will duly and punctually pay the amounts, if any, on the Securities in accordance with the terms of the Securities and this Agreement. Such amounts shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Agreement money sufficient to pay all such amounts then due and the Company has directed the Trustee or Paying Agent to make payment to the Holders in accordance with the terms of this Agreement and the Certificate. Notwithstanding any other provisions of this Agreement, the Paying Agent shall comply with all United States federal withholding and any other withholding requirements with respect to payments to Holders that the Company, the Trustee or the Paying Agent reasonably believes are applicable under the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder. Amounts withheld in compliance with such withholding requirements shall, for purposes of this Agreement, be treated as paid to the Holder such withholding was made with respect to. The consent of Holder shall not be required for any such withholding.

Section 402.  MAINTENANCE OF OFFICE OR AGENCY.

    The Company shall maintain in each Place of Payment for the Securities an office or agency where payment of such Securities shall be made, where the registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Agreement may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106.

    The Company may also from time to time designate one or more other offices or agencies with respect to the Securities for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

    Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

Section 403.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

    Whenever the Company shall have one or more Paying Agents for the Securities, it shall, on or before each payment due date on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the amounts, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such payments, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

    The Company shall cause each Paying Agent for the Securities, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

    (a) hold all sums held by it for the payment of any amount payable on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

    (b) give the Trustee notice of any failure by the Company (or any other obligor upon such Securities) to make any payment of any amount payable on such Securities.

    Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any amount payable on any Security and remaining unclaimed for two years after such payment has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as a Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holders that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of mailing, any unclaimed balance of such money then remaining will be paid to the Company.

Section 404.  CORPORATE EXISTENCE.

    Subject to the rights of the Company under Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 405.  ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.

    Not later than June 1 in each year, commencing June 1, 2001, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with
Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating whether, to such officer's knowledge, the Company is in compliance with all conditions and covenants under this Agreement, such compliance to be determined without regard to any period of grace or requirement of notice under this Agreement, and making any other statements as may be required by the provisions of Section 314(a)(4) of the Trust Indenture Act.

Section 406.  GOOD FAITH AND FAIR DEALING.

    Notwithstanding the provisions of Sections 514 and 515, in all matters concerning the Securities, including the operation of the EARTHCO Plants and calculation of amounts payable with respect to the Securities, the Company shall exercise good faith and fair dealing with respect to the Holders of Securities.

Section 407.  BOOKS AND RECORDS.

    The Company shall cause each EARTHCO Business Entity to maintain separate books and records and to maintain financial statements in accordance with generally accepted accounting principles.

Section 408.  INSURANCE.

    The Company shall cause the EARTHCO Business Entities to maintain casualty insurance on the EARTHCO Plants in accordance with customary industry practice.

Section 409.  INDEBTEDNESS.

    The Company shall not permit any of the EARTHCO Business Entities to incur obligations for borrowed money, or to guarantee or assume any such obligations or to allow mortgages or other encumbrances to exist on any assets of the EARTHCO Business Entities.

Section 410.  PROHIBITED TRANSACTIONS.

    (a) Except for Dispositions to Persons who are Affiliates of the Company, the Company will not sell, transfer or otherwise dispose of any interest (in whole or in part) in any entity which directly or indirectly owns an interest in any of the EARTHCO Business Entities.

    (b) The Company will not engage in and will cause its Affiliates to refrain from engaging in, Dispositions for consideration other than (i) cash or (ii) promissory notes, or other deferred payment obligations, payable only in cash.

Section 411.  INCOME TAX TREATMENT.

    Absent a contrary determination by the United States Internal Revenue Service or a change in applicable law, for United States federal income tax purposes:

    (a) the Company will treat the Contingency Funds [and the trust created hereunder] as a "grantor trust" of which the Company is the sole owner;

    (b) the Company will not treat the Securities as "debt instruments" on which original issue discount accrues before payments are made to the Holders of the Securities; and

    (c) the Company will treat each payment made to the Holders pursuant to the Securities as including "unstated interest" pursuant to Section 483 of the United States Internal Revenue Code.

                                   ARTICLE V
                          EVENTS OF DEFAULT; REMEDIES

Section 501.  EVENTS OF DEFAULT.

    "EVENT OF DEFAULT", wherever used herein with respect to the Securities means any one of the following events:

    (a) the failure to pay all or any part of the amounts payable with respect to the Securities as and when the same shall become due and payable;

    (b) the failure to perform or the breach of any covenant or warranty of the Company in this Agreement for a period of 60 days (or, with respect to covenants contained in Sections 404 through 411, 30 days) after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 33% of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of an amount of Securities not less than the amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; or

    (c) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

    (d) the commencement by the Company of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors.

Section 502.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

    If an Event of Default described in clause (a) of Section 501 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities, the whole amount then due and payable on such Securities together with such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 607.

    If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, which amounts shall bear interest at the Default Interest Rate, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

    If an Event of Default with respect to the Securities shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 503.  TRUSTEE MAY FILE PROOFS OF CLAIM.

    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise,

    (a) to file and prove a claim for any amount owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 607) and of the Holders allowed in such judicial proceeding, and

    (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 607.

    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 504.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

    All rights of action and claims under this Agreement or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

Section 505.  APPLICATION OF MONEY COLLECTED.

    Subject to the provisions of Article Twelve, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

        FIRST: To the payment of all amounts due the Trustee under Section 607;

        SECOND: To the payment of all interest accrued but unpaid pursuant to
    Section 502;

        THIRD: To the payment of the amounts then due and unpaid upon the Securities, PRO RATA, and without preference or priority of any Security over any other Security; and

        FOURTH: To the payment of the remainder, if any, to the Company, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Section 506.  LIMITATION ON SUITS.

    No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

    (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

    (b) if an Event of Default shall have occurred and be continuous, the Holders of not less than 33% of the Outstanding Securities considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

    (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

    (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

    (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 507.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PAYMENTS.

    Notwithstanding any other provision in this Agreement, the right of any Holder of any Security to receive payment of the amounts payable in respect of such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment or after such respective dates, shall not be impaired without the consent of such Holder.

Section 508.  RESTORATION OF RIGHTS AND REMEDIES.

    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

Section 509.  RIGHTS AND REMEDIES CUMULATIVE.

    Except as otherwise provided in the last paragraph of Section 306 and in
Section 506, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 510.  DELAY OR OMISSION NOT WAIVER.

    No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 511.  CONTROL BY HOLDERS OF SECURITIES.

    If an Event of Default shall have occurred and be continuing in respect of the Securities, the Holders of a majority of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities; provided, however, that

    (a) such direction shall not be in conflict with any rule of law or with this Agreement, and could not involve the Trustee in personal liability in circumstances where indemnity would not in the Trustee's reasonable discretion be adequate, and

    (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

    Before proceeding to exercise any right or power hereunder at the direction of such Holders, the Trustee shall be entitled to receive from such Holders security or indemnity satisfactory to the Trustee in its reasonable judgment against the costs, expenses and liabilities which might be incurred by it in compliance with any such direction.

Section 512.  WAIVER OF PAST DEFAULTS.

    The Holders of not less than a majority of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder with respect to the Securities and its consequences, except a default

    (a) in the payment of any amounts payable on the Securities, or

    (b) in respect of a covenant or provision hereof which under Section 902 cannot be modified or amended without the consent of the Holder of each Outstanding Security.

    Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 513.  UNDERTAKING FOR COSTS.

    The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply, to any suit instituted by the Trustee or to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than [10%] of the Outstanding Securities for the enforcement of the payments on the Securities on or after the respective due date expressed in the Securities.

Section 514.  OPERATING AND OWNERSHIP DECISIONS.

    Except as provided in Section 410, and subject to the provisions of Section 406, the EARTHCO Plants will be held and operated in accordance with the Company's determination, in its sole discretion, of the appropriate extent and manner of ownership and operation of the EARTHCO Plants, including any reduction or termination of operations at one or more EARTHCO Plants and the Disposition of either any or all interests in any EARTHCO Plant or any or all interests in any EARTHCO Business Entity.

Section 515.  TAX DECISIONS AND PROCEDURES.

    Subject to the provisions of Section 406, the Company shall have complete and full control and sole discretion with respect to (i) the reporting of any item on its United States tax return or the United States tax return of any partnership or other entity that owns (or is treated for United States federal income tax purposes as owning) an EARTHCO Plant or any interest therein, and
(ii) the conduct or contest of any tax audit or proceeding with respect thereto. Neither the Trustee, any Holder or any other party shall have any right to participate in any such proceeding. The Trustee will be granted access, upon reasonable request, to such United States federal or state tax returns and related documentation except for attorney-client or accountant-client privileged material (if the Trustee has received an Opinion of Counsel to that effect), but the Trustee shall have no obligation to request any such information unless directed to do so by the Holders of in excess of 33% of the Securities.


Section 516.  ELIMINATION OF LIABILITY.


    The Company will have no liability to any Holder arising from any action taken with respect to the EARTHCO Plants, the EARTHCO Business Entities, the availability of the Section 29 Credits, or the matters described in Section 515 except to the extent arising from the Company's failure to perform or breach of any express covenant or warranty of the Company in this Agreement or in the Certificate.

Section 517.  NO RIGHTS OF ACCELERATION; UNSECURED OBLIGATIONS.

    No provisions of this Agreement or the Securities shall be deemed to give rise to any right on the part of the Trustee or the Holders of the Securities to "accelerate" the amounts payable on the Securities or to otherwise require the payment of the Contingency Funds except on the dates and in the amounts specified in the Securities. The Securities and the obligations of the Company under the Securities and this Agreement are general, unsecured obligations of the Company and are not secured by any express or implied mortgage, lien, charge, assignment or other encumbrance of or against any assets of the Company or any EARTHCO Business Entities, including without limitation any of the EARTHCO Plants.

Section 518.  NON INTEREST-BEARING OBLIGATIONS.

    No provisions of this Agreement or the Securities shall be interpreted to provide that the Securities shall bear interest, except for amounts bearing interest at the Default Interest Rate pursuant to Section 502. Earnings on Contingency Funds, although not to be construed as "interest", will be included in amounts paid to Holders as provided in the Securities.

Section 519.  NO REDEMPTION.

    No provisions of this Agreement or the Securities shall be interpreted to provide for any option on behalf of either the Company or the Holders of a Security to cause any Security to be redeemed prior to the final payment to be made on the Securities.

                                   ARTICLE VI
                                  THE TRUSTEE

Section 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

    (a) The Trustee shall have and be subject to all the duties and responsibilities specified with respect to an indenture trustee in the Trust Indenture Act and no implied covenants or obligations shall be read into this Agreement against the Trustee. For purposes of Sections 315(a) and 315(c) of the Trust Indenture Act, the term "default" is hereby defined as an Event of Default which has occurred and is continuing.

    (b) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and the Trust Indenture Act. In case an Event of Default of which a Responsible Officer of the Trustee has actual knowledge has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

    (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred

        (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee; and

        (2) In the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall not be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

    (d) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts.

    (e) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Holders of Securities pursuant to Section 511, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

    (f) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Trustee in its reasonable judgment against such risk or liability is not reasonably assured to it.

    (g) Notwithstanding anything contained in this Agreement to the contrary, the duties and responsibilities of the Trustee under this Agreement shall be subject to the protections, exculpations and limitations on liability afforded to the Trustee under the provisions of the Trust Indenture Act, including those provisions of such Act deemed by such Act to be included herein.

    (h) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  NOTICE OF DEFAULTS.

    The Trustee shall give the Holders notice of any default hereunder with respect to the Securities to the Holders of Securities of which it has knowledge (within the meaning of Section 603(h) hereof) in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided that, except in the case of default in the payment of amounts payable on any of the Securities, the Trustee shall be fully protected in withholding such notice if and so long as the board of directors, executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Holders of the Securities.. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

Section 603.  CERTAIN RIGHTS OF TRUSTEE.

    Subject to the provisions of Section 601 and to the applicable provisions of the Trust Indenture Act:

    (a) the Trustee may rely conclusively and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

    (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate,

    (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any Holder pursuant to this Agreement, unless such Holder shall have offered to the Trustee security or indemnity satisfactory to the Trustee in its reasonable judgment against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through any number of agents (including, without limitation, authenticating agents and paying agents), servicers, custodians, nominees or attorneys (any or all of which agents, servicers, custodians, nominees or attorneys, in Trustee's discretion, may be Affiliates of the Trustee) and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, servicer, custodian, nominee or attorney appointed with due care by it hereunder; and

    (h) the Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Securities unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the default or Event of Default or (2) written notice of such default or Event of Default (which shall state that such notice is a "Notice of Default" or a "Notice of an Event of Default" hereunder, as the case may be) shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

    (i) the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company, except as otherwise set forth herein, but the Trustee may require of the Company, full information and advice as to the performance of the covenants, conditions and agreements contained herein and (except for attorney-client and accountant-client privileged material excluded under Section
515) shall be entitled in connection herewith to examine the books, records and premises of the Company; and

    (j) in the event that the Trustee is also acting as authenticating agent, paying agent, security registrar, exchange agent or transfer agent hereunder, the rights, indemnities (including without limitation Section 607) and protections afforded to the Trustee pursuant to this Article Six shall also be afforded to such paying agent, security registrar, exchange agent or transfer agent.

Section 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

    The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.  MAY HOLD SECURITIES.

    Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  MONEY HELD IN TRUST.

    Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

Section 607.  COMPENSATION AND REIMBURSEMENT.

    The Company shall

    (a) pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

    (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement, including the costs of collection and including the reasonable compensation and the expenses and disbursements of its agents and counsel, except to the extent that any such expense, disbursement or advance may be attributable to its gross negligence, willful misconduct or bad faith; and

    (c) indemnify, defend and hold harmless the Trustee and its directors, officers, agents and employees (collectively, the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, taxes (other than taxes on the income of the Trustee) and expenses, including out-of-pocket and incidental expenses and legal fees (including the allocated costs and expenses of in-house counsel and legal staff) ("Losses") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which the Trustee is authorized to rely pursuant to the terms of this Agreement; and

    (d) in addition to and not in limitation of clause (c) above of this Paragraph, indemnify, defend and hold harmless the Indemnitees and each of them from and against any and all Losses that may be imposed on, incurred by or asserted against the Indemnities or any of them in connection with or arising out of the exercise of performance by the Trustee of any of its powers or duties under this Agreement, provided that the Indemnitees have not acted with gross negligence or engaged in willful misconduct; and

    (e) In connection with any actual or alleged Losses under either (c) or (d) above, the Company shall assume the defense of the Indemnitees with counsel acceptable to the Trustee; provided that the Trustee may employ separate counsel and participate in the defense but the fees and expenses of such separate counsel, if any, shall be at the Trustee's own expense.

    As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such other than property and funds held in trust under Section 403 (except as otherwise provided in Section 403). "Trustee" for purposes of this Section shall include any predecessor Trustee; provided; however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

    When a Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(c) or Section 501(d), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable United States federal or state bankruptcy, insolvency or other similar law.

    The provisions of this Section 607 shall survive termination of this Agreement.

Section 608.  DISQUALIFICATION; CONFLICTING INTERESTS.

    If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Agreement. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee shall not be deemed to have a conflicting interest by virtue of being a Trustee under (i) this Agreement with respect to Securities, or (ii) the Indenture, dated as of October 28, 1999, of Carolina Power & Light Company.

Section 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

    There shall at all times be a Trustee hereunder which shall be

    (a) a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by United States federal or state authority, and maintaining an office in the Borough of Manhattan, New York City, or

    (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

    (b) The Trustee may resign at any time with respect to the Securities by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

    (c) The Trustee may be removed at any time with respect to the Securities by Act of the Holders of a majority of the Outstanding Securities delivered to the Trustee and to the Company.

    (d) If at any time:

        (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

        (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

        (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to all Securities or (y) subject to Section 513, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated in clause (y) in subsection (d) of this Section), with respect to the Securities, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities shall be appointed by Act of the Holders of a majority of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

    (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority of the Outstanding Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 611, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 611, all as of such date, and all other provisions of this Section and Section 611 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

    (g) The Company or, should the Company fail so to act promptly, the successor Trustee, at the expense of the Company, shall give notice of each resignation and each removal of the Trustee with respect to the Securities and each appointment of a successor Trustee with respect to the Securities by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities and the address of its corporate trust office.

Section 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

    (a) In case of the appointment hereunder of a successor Trustee with respect to the Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

    (b) Upon request of any such successor Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor Trustee all such rights, powers and trusts referred to in subsection (a) of this Section.

    (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.  MERGER, CONVERSATION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

    If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of
Section 311(b) of the Trust Indenture Act:

    (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

    (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 614.  CO-TRUSTEES AND SEPARATE TRUSTEES.

    At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least thirty-three percent (33%) of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

    Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

    Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

    (a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

    (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

    (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

    (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

    (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 615.  APPOINTMENT OF AUTHENTICATING AGENT.

    The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Agreement and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Agreement to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State or territory thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by United States federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    An Authenticating Agent may resign at any time by giving 45 days written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

    The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

    The provisions of Sections 308, 604 and 605 shall be applicable to each Authenticating Agent.

    If an appointment with respect to the Securities shall be made pursuant to this Section, the Securities may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

    This is one of the Securities therein referred to in the within-mentioned Agreement.

    Dated: ___________________

                                            ------------------------------------

                                            As Trustee

                                            By:
                                            ------------------------------------
                                               As Authenticating Agent

                                            By:
                                            ------------------------------------
                                               Authorized Signatory

Section 616.  PAYING AGENTS AFFORDED PROTECTION.

    In case at any time any Paying Agent other than the Trustee or the Company shall have been appointed by the Company and be then acting hereunder, such Paying Agent shall be afforded the rights, indemnities and protections afforded to the Trustee under Sections 601, 603, 604, 606, and 607.

                                  ARTICLE VII
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.  LISTS OF HOLDERS.

    Semiannually, between March 15 and April 1 and between September 15 and October 1 in each year, commencing with the year 2001, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar. Every Holder of Securities by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, or any successor section of such Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act, or any successor section of such Act.

Section 702.  REPORTS BY TRUSTEE AND COMPANY.

    Not later than sixty (60) days after May 15 in each year, commencing May 15, 2001, the Trustee shall transmit to the Holders and the Commission a report, dated as of the next preceding May 15(th), with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and the Company shall file with the Trustee (within thirty (30) days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act. Without limitation to the generality of the foregoing, the Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

    (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act.

    (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Agreement as may be required from time to time by such rules and regulations; and

    (3) transmit, within 30 days after the filing thereof with the Trustee, to the Holders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) above of this Section 702 as may be required by rules and regulations prescribed from time to time by the Commission.

    The Company shall notify the Trustee of the listing of any Securities on any securities exchange, in which event any subsequent reports of the Trustee and the Company provided for above shall be provided to such securities exchange to the extent required under the Trust Indenture Act.. Delivery of such reports, information and documents (and the reports described in the next paragraph) by the Company to the Trustee is for informational purposes only, and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

    The Company will also deliver to the Agent Members holding interests in a Global Security through the Depository for delivery to holders of beneficial interests in the Securities or will deliver directly to holders of beneficial interests in the Securities with a copy to the Trustee, not later than 60 days after the end of each of the first three calendar quarters and 120 days after the end of each year, a report describing the results of operations for each EARTHCO Plant for that quarter, and updating material developments, including any adjustments for previous periods and relevant tax proceedings and positions.

                                  ARTICLE VIII
              CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER

Section 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

    Notwithstanding the provisions of Section 404, the Company shall not consolidate with or merge into any other Person, or convey or otherwise transfer or lease its properties and assets substantially as an entirety to any Person, unless

    (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume, by an agreement or other instrument supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the Outstanding Securities and the performance of every covenant of this Agreement on the part of the Company to be performed or observed;

    (b) immediately after giving effect to such transaction and treating any indebtedness for borrowed money which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

    (c) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, or other transfer or lease and such supplemental indenture or other instrument comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

Section 802.  SUCCESSOR CORPORATION SUBSTITUTED.

    Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, or other transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Agreement and the Securities Outstanding hereunder.

                                   ARTICLE IX
                                   AMENDMENTS

Section 901.  AMENDMENTS WITHOUT CONSENT OF HOLDERS.

    Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more amendments hereto, in form satisfactory to the Trustee, for any of the following purposes:

    (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eight; or

    (b) to add one or more covenants of the Company or other provisions that the Company and the Trustee consider to be for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

    (c) to add any additional Events of Default with respect to the Securities Outstanding hereunder; or

    (d) to change or eliminate any provision of this Agreement or to add any new provision to this Agreement; provided, however, that no such change, elimination or addition shall adversely affect the interests of the Holders of Securities Outstanding on the date of such amendment; or

    (e) to provide collateral security for the Securities; or

    (f) to change any place or places where (1) the amounts due and payable on all Securities shall be payable, (2) all Securities may be surrendered for registration of transfer, (3) all Securities may be surrendered for exchange and
(4) notices and demands to or upon the Company in respect of all the Securities and this Agreement may be served, provided that no such changes shall adversely affect the interests of the Holders of the Securities;

    (g) to provide for the issuance and authentication under this Agreement of Securities other than Global Securities and to specify the authorized denominations of such Securities and establish conditions and procedures relating to the transfer and exchange of such Securities that do not adversely affect the interests of the Holders of Securities; or

    (h) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; provided that no such changes or additions shall adversely affect the interests of the Holders of the Securities.

    Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Agreement or at any time thereafter shall be amended and if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Agreement shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an amendment hereto to effect or evidence such changes or additional provisions.

    The Trustee is hereby authorized to join with the Company in the execution of any amendment pursuant to this Section 901 to effect any such amendment described above, to make any further agreements and stipulations which may be contained therein and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

Section 902.  AMENDMENTS WITH CONSENT OF HOLDERS.

    With the consent of the Holders of not less than a majority of the Securities then Outstanding by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an amendment hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any provisions of this Agreement; provided that no such amendment shall:

    (a) reduce the amounts payable in respect of the Securities, or otherwise modify the method of payment of amounts payable in respect of the Securities (other than modifications that would not adversely affect the interests of Holders in any material respect);

    (b) impair the right of any Holder to receive the amounts payable in respect of the Securities on or after the due dates therefore or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities;

    (c) reduce the percentage of the Outstanding Securities the consent of the Holders of which is required for any such amendment, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Agreement or of any default hereunder and its consequences, or reduce the requirements of Section 1004 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Security, or

    (d) modify any of the provisions of this Section 902 or Section 512 with respect to the Securities (except to increase the percentages referred to in this Section or such other Sections or to provide that other provisions of this Agreement cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby); provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Section 614.

    Upon the request of the Company, accompanied by a copy of the Board Resolution authorizing the execution of any such amendment or supplement to this Agreement, compliance by the Company with Section 903 hereof, and the filing with the Trustee of evidence of the consent of the Holders of the Securities required hereunder with respect to the proposed amendment or supplement, the Trustee shall join with the Company in the execution of such amendment or supplement unless the amendment or supplement affects the Trustee's own rights, duties or immunities under this Agreement, or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amendment or supplement.

    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof. A waiver by a Holder of such Holder's right to consent under this Section shall be deemed to be a consent of such Holder.

Section 903.  EXECUTION OF AMENDMENTS.

    In executing, or accepting the additional trusts created by, any amendment permitted by this Article or the modifications thereby of the trusts created by this Agreement, the Trustee shall be entitled to receive, and, in the absence of bad faith, shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties, immunities or liabilities under this Agreement or otherwise.

Section 904.  EFFECT OF AMENDMENTS.

    Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any amendment permitted by this Article may restate this Agreement in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Agreement as theretofore in effect for all purposes.

Section 905.  CONFORMITY WITH TRUST INDENTURE ACT.

    Every amendment executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.  REFERENCE IN SECURITIES TO AMENDMENTS.

    Securities authenticated and delivered after the execution of any amendment pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE X
                  MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

Section 1001.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

    A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be made, given or taken by Holders of Securities.

Section 1002.  CALL, NOTICE AND PLACE OF MEETINGS.

    (a) The Trustee may at any time call a meeting of Holders of the Securities, for any purpose specified in Section 1001, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

    (b) If the Trustee shall have been requested to call a meeting of the Holders of the Securities by the Company or by the Holders of 33% of the Outstanding Securities, for any purpose specified in Section 1001, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Outstanding Securities in the amount above specified may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

    (c) Any meeting of Holders of Securities shall be valid without notice if the Holders of all Outstanding Securities are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

Section 1003.  PERSONS ENTITLED TO VOTE AT MEETINGS.

    To be entitled to vote at any meeting of Holders of the Securities a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1004.  QUORUM; ACTION.

    The Persons entitled to vote a majority of the Outstanding Securities shall constitute a quorum for a meeting of Holders of the Securities; provided, however, that if any action is to be taken at such meeting which this Agreement expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, of the Outstanding Securities, the Persons entitled to vote such specified percentage of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1005(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 1002(a) not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the number of the Outstanding Securities which shall constitute a quorum.

    Except as limited by Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority of the Outstanding Securities; provided, however, that, except as so limited, any resolution with respect to any action which this Agreement expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, of the Outstanding Securities may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage of the Outstanding Securities.

    Any resolution passed or decision taken at any meeting of Holders of the Securities duly held in accordance with this Section shall be binding on all the Holders of the Securities, whether or not present or represented at the meeting.

Section 1005. ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

    (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

    (b) Notwithstanding any other provisions of this Agreement, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

    (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1002(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate number of the Outstanding Securities represented at the meeting, considered as one class.

    (d) At any meeting each Holder or proxy shall be entitled to one vote for each Security held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

    (e) Any meeting duly called pursuant to Section 1002 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority of the Outstanding Securities represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

Section 1006.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

    The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the aggregate number and serial numbers of the Outstanding Securities with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1002 and, if applicable, Section 1004. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 1007.  ACTION WITHOUT MEETING.

    In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.

                                   ARTICLE XI
        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 1101.  LIABILITY SOLELY CORPORATE.

    No recourse shall be had for the payment of any amount payable on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Agreement, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor Person (either directly or through the Company or a predecessor or successor Person), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Agreement and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor Person, either directly or indirectly through the Company or any predecessor or successor Person, because of the obligations hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Agreement or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Agreement and the issuance of the Securities.

                                  ARTICLE XII
                          SUBORDINATION OF SECURITIES

Section 1201.  SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS.

    The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Securities by its acceptance thereof, likewise covenants and agrees, that the payment of all amounts payable on the Securities is hereby expressly subordinated, to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness.

    Each Holder of the Securities, by its acceptance thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article, and appoints the Trustee its attorney-in-fact for any and all such purposes.

    Without limiting the generality of the foregoing, nothing contained in this Article shall restrict the right of the Trustee or the Holders of Securities to take any action to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness then due and payable shall first be paid in full before the Holders of the Securities or the Trustee are entitled to receive any direct or indirect payment from the Company of any amounts payable on the Securities.

Section 1202.  PAYMENT OVER OF PROCEEDS OF SECURITIES.

    In the event (a) of any insolvency or bankruptcy proceedings or any receivership, liquidation, reorganization or other similar proceedings in respect of the Company or a substantial part of its property, or of any proceedings for liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, whether voluntary or involuntary or (b) subject to the provisions of Section 1203, that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior Indebtedness, or (ii) there shall have occurred a default (other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause
(b), such default shall not have been cured or waived or shall not have ceased to exist, then:

    (1) the holders of all Senior Indebtedness shall first be entitled to receive payment of the full amount due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Securities are entitled to receive a payment on account of the Securities;

    (2) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, to which any Holder or the Trustee would be entitled except for the provisions of this Article, shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holder of the Securities or to the Trustee under this Agreement; and

    (3) in the event that, notwithstanding the foregoing, following receipt by the Trustee of notice pursuant to Section 1208 of any fact that would prohibit the making of any payment to or by the Trustee pursuant to the provisions of this Article, any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, in respect of any amount payable on the Securities or in connection with any repurchase by the Company of the Securities, shall be received by the Trustee or any Holder before all Senior Indebtedness is paid in full, or provision is made for such payment in money or money's worth, such payment or distribution in respect of any amount payable on the Securities or in connection with any repurchase by the Company of the Securities shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness. Without limitation, the Contingency Funds will be considered payment received by the Trustee for purposes of this paragraph.

    For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan or reorganization or readjustment which are subordinate in right of payment to all Senior Indebtedness which may at the time be outstanding to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1202 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight hereof. Nothing in Section

1201 or in this Section 1202 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

Section 1203.  DISPUTES WITH HOLDERS OF CERTAIN SENIOR INDEBTEDNESS.

    Any failure by the Company to make any payment on or perform any other obligation in respect of Senior Indebtedness, other than any indebtedness incurred by the Company or assumed or guaranteed, directly or indirectly, by the Company for money borrowed (or any deferral, renewal, extension or refunding thereof) or any other obligation as to which the provisions of this Section shall have been waived by the Company in the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default under clause (b) of Section 1202 if
(i) the Company shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event that a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay or execution shall have been obtained pending such appeal or review.

Section 1204.  SUBROGATION.

    Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash (or securities or other property satisfactory to such holders) in full payment of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive any further payments or distributions of cash, property or securities of the Company applicable to the holders of the Senior Indebtedness until all amounts payable on the Securities shall be paid in full; and such payments or distributions of cash, property or securities received by the Holders of the Securities, by reason of such subrogation, which otherwise would be paid or distributed to the holders of such Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

    If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article shall have been applied, pursuant to the provisions of this Article, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Senior Indebtedness.

Section 1205.  OBLIGATION OF THE COMPANY UNCONDITIONAL.

    Nothing contained in this Article or elsewhere in this Agreement or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders amounts payable on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Article of the holders of Senior

Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

    Upon any payment or distribution of assets or securities of the Company referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such bankruptcy, dissolution, winding up, liquidation or reorganization proceedings are pending or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee agent or other person making such payment or distribution delivered to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

Section 1206.  PRIORITY OF SENIOR INDEBTEDNESS UPON MATURITY.

    Upon the maturity of the principal of any Senior Indebtedness by lapse of time, acceleration or otherwise, all matured principal of Senior Indebtedness and interest and premium, if any, thereon shall first be paid in full before any payment is made upon the Securities or before any Securities can be acquired by the Company.

Section 1207.  TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS.

    The Trustee shall be entitled to all rights set forth in this Article with respect to any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness. Nothing in this Article shall deprive the Trustee of any of its rights as such holder.

Section 1208.  NOTICE TO TRUSTEE TO EFFECTUATE SUBORDINATION.

    The Company shall give prompt written notice to the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of the Agreement, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee unless and until the Trustee shall have received written notice thereof from the Company, from a Holder or from a holder of any Senior Indebtedness or from any representative or representatives of such holder and, prior to the receipt of any such written notice, the Trustee shall be entitled, subject to
Section 601, in all respects to assume that no such facts exist.

Section 1209.  MODIFICATION, EXTENSION, ETC. OF SENIOR INDEBTEDNESS.

    The holders of Senior Indebtedness may, without affecting in any manner the subordination of the payment of the amounts payable on the Securities, at any time or from time to time and in their absolute discretion, agree with the Company to change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend or supplement any instrument pursuant to which any Senior Indebtedness is issued, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee.

Section 1210.  TRUSTEE HAS NO FIDUCIARY DUTY TO HOLDERS OF SENIOR INDEBTEDNESS.

    With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and objectives as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Agreement against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if it shall mistakenly pay over or deliver to the Holders or the Company or any other Person, cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 1211.  PAYING AGENTS OTHER THAN THE TRUSTEE.

    In case at any time any Paying Agent other than the Trustee or the Company shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1207, 1208 and 1210 shall not apply to the Company if it acts as Paying Agent.

Section 1212.  RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT IMPAIRED.

    No right of any present or future holder of Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

Section 1213.  THIS ARTICLE NOT TO PREVENT EVENTS OF DEFAULT.

    The failure to make a payment on the Securities by reason of any provision of this Article shall not be construed as preventing the occurrence of an Event of Default specified in paragraph (a) of Section 501.

Section 1214.  EFFECT OF SUBORDINATION PROVISIONS; TERMINATION.

    Notwithstanding anything contained herein to the contrary, other than as provided in the immediately succeeding sentence, all the provisions of this Agreement shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

    Notwithstanding anything contained herein to the contrary, the provisions of this Article Twelve shall be of no further effect, and the Securities shall no longer be subordinated in right of payment to the prior payment of Senior Indebtedness, if the Company shall have delivered to the Trustee a notice to such effect. Any such notice delivered by the Company shall not be deemed to be an amendment for purposes of Article Nine.

                                  ARTICLE XIII
                        MAINTENANCE OF CONTINGENCY FUNDS

Section 1301.  PAYMENTS TO TRUSTEE.

    The Company will make periodic payments to the Trustee to be held as Contingency Funds at the times and in the amounts specified in the Securities. Contingency Funds will be held by the Trustee to support the obligations of the Company to make payments to the Holders as specified in the Securities, except as provided in Section 1303.

Section 1302.  MAINTENANCE OF ACCOUNTS.

    The Trustee will maintain separate records and accounting with respect to the contingency funds for each Operation Year and for each Tax Year after 2007. The account for each Operation Year will include payments made to the Trustee related to such Operation Year pursuant to Section 1301, plus earnings on amounts held with respect to such Operation Year, less all Allocable Expenses, and, if applicable, plus or minus, as appropriate, all Excess Cash Flow Estimate Adjustments, Excess Carryforward Credit Estimate Adjustments, Final Excess Cash Flow Deposit Adjustments, Final Excess Carryforward Credit Deposit Adjustments, and Final Excess Disposition Proceeds Deposit Adjustments. Allocable Expenses directly related to an Operation Year or Tax Year shall be deducted from the account for such year, and other Allocable Expenses shall be deducted PRO RATA from the accounts maintained for all years.

Section 1303.  INVESTMENT AND APPLICATION OF CONTINGENCY FUNDS.

    All Contingency Funds held by the Trustee will be invested in Government Obligations selected by the Trustee. The Company will advise the Trustee as to the anticipated dates for the payments to be made on the Securities and the Trustee will, to the extent practicable, cause the Contingency Funds to be invested in Government Obligations maturing or redeemable at the option of the holder on or prior to the anticipated dates for payments identified by the Company. In investing the Contingency Funds, the Trustee may make any and all investments through its own bond or securities department or any affiliate providing investment services. The Contingency Funds will be applied by the Trustee, as directed by the Company, either (a) to the Holders in satisfaction of the Company's obligations to make payments to the Holders of the Securities,
(b) to the payment of Allocable Expenses or reimbursement of the Company therefor, (c) to the Company in satisfaction of amounts owed to the Company under the terms of the Securities because of Excess Cash Flow Estimate Adjustments, Excess Carryforward Credit Estimate Adjustments, Final Excess Cash Flow Deposit Adjustments, Final Excess Carryforward Credit Deposit Adjustments, and Final Excess Disposition Proceeds Deposit Adjustments, or (d) to the Company as reimbursement for amounts paid by the Company directly to the Holders in satisfaction of the Company's obligations to make payments to the Holders of the Securities, if there were corresponding deposits made by the Company with the Trustee with respect to such obligations.

Section 1304.  OFFICER'S CERTIFICATES RELATING TO CONTINGENCY FUNDS; TAX
REPORTING.

    The Company shall deliver Officer's Certificates and Accountants' Certificates to the Trustee at such times and in such forms as are called for in the Securities, including without limitation by March 15(th) following each Operation Year, within 20 Business Days after the Tax Filing Date for each Operation Year, within 30 Business Days after the Interim Determination Date for each Operation Year, within 20 Business Days after the Final Determination Date for each Operation Year, by March 15(th) following each Tax Year after 2007, within 20 Business Days after the Tax Filing Date for a Tax Year after 2007, within 30 Business Days after the Interim Determination Date for a Tax Year after 2007, within 20 Business Days after the Final Determination Date for a Tax Year after 2007, as soon as practicable after the receipt of any Disposition Proceeds in cash by the Company and within 20 Business Days after the termination of all indemnity obligations with respect to a particular Disposition. In addition, the Company shall deliver to the Trustee an Officer's Certificate and an Accountants' Certificate not less than 5 Business Days prior to any Payment Date specified in the Officer's Certificate, which Officer's Certificate shall certify as to each component of the amount or amounts to be paid to the Company or to the Holders of the Securities on the corresponding Payment Date (other than any information which is exclusively within the possession of the Trustee).

    Notwithstanding any other provision of this Agreement or the Securities to the contrary, the Trustee is not required to take notice of the occurrence or existence of any condition or event which, under the terms of this Agreement or the Securities, gives rise to any required deposit of Contingency Funds by the Company or submission of information by the Company or to the establishment of a Payment Date, unless and until the submission of an Officer's Certificate by the Company identifying such condition or event and certifying to all relevant aspects thereof.

    The Company shall be fully responsible for ensuring compliance with any requirements for the calculation, withholding or reporting of foreign, federal, state or local taxes relative to this Agreement and the Securities. The Trustee shall not be responsible for the calculation, withholding or reporting of any foreign, federal, state or local taxes attributable to this Agreement and the Securities or attributable to any payments to Holders of Securities or any actual or imputed income or earnings for purposes of any foreign, federal, state or local taxes.

Section 1305. OFFICER'S CERTIFICATE RELATING TO SATISFACTION OF PAYMENT OBLIGATIONS.

    Within 30 Business Days after the satisfaction of all of the Company's payment obligations to the Holders under the Securities, the Company shall deliver to the Trustee an Officer's Certificate certifying (i) that the Company has satisfied its payment obligations to the Holders under the Securities and this Agreement, and (ii) that the Company is in compliance with all covenants and conditions under the Securities and this Agreement.

                            ------------------------

    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            CP&L ENERGY, INC.
                                            By: ________________________________
                                            Name: ______________________________
                                            Title:______________________________
                                            THE CHASE MANHATTAN BANK, Trustee
                                            By: ________________________________
                                            Name: ______________________________
                                            Title:______________________________

                                                 APPENDIX A--FORM OF CERTIFICATE

                                [depository legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (55 WATER STREET, NEW YORK,
NEW YORK) ("DTC"), TO CP&L ENERGY, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                       [FORM OF FACE OF CVO CERTIFICATE]

REGISTERED                                                            REGISTERED

                               CP&L ENERGY, INC.

No.       Certificate for       Contingent Value Obligations

    This certifies that       , or registered assigns (the "Holder"), is the
registered holder of the number of Contingent Value Obligations ("CVOs") set forth above. Each CVO entitles the Holder, subject to the provisions contained herein and in the Agreement referred to on the reverse hereof, to payments from CP&L Energy, Inc., a North Carolina corporation (the "Company"), in an amount and in the form determined pursuant to the provisions set forth on the reverse hereof and as more fully described in the Agreement referred to on the reverse hereof. Such payment shall be made on each Payment Date as defined on the reverse hereof.

    Payment of any amounts pursuant to this CVO Certificate shall be made only to the registered Holder (as defined in the Agreement) of this CVO Certificate. Payment of any amount on this CVO Certificate shall be made at one or more offices or agencies maintained by the Company for such purpose from time to time, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company, payment may be made by check or wire transfer
payable in such money.                         has been initially appointed as
Paying Agent at its office or agency in                ,             .

    Reference is hereby made to the further provisions of this CVO Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this CVO Certificate shall not be entitled to any benefit under the Agreement, or be valid or obligatory for any purpose.

                                     D-1-1

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

      (SEAL)                                                    CP&L ENERGY, INC.

                                                                By
                                                                -------------------------------------

      Attest:

      ---------------------------------------------
      Name:
      Title:

      Dated: ---------------------------------------------

                      [FORM OF REVERSE OF CVO CERTIFICATE]

    This CVO Certificate is one of a duly authorized issue of securities of the Company (herein called the "CVOs") issued under and in accordance with the
Contingent Value Obligation Agreement, dated as of       , 2000 (herein called
the "Agreement," which shall have the meaning assigned to it in such instrument), between the Company and The Chase Manhattan Bank, a banking corporation organized under the laws of the State of New York, as trustee (the "Trustee," which term includes any successor trustee under the Agreement), and is subject to the terms and provisions contained in the Agreement, to all of which terms and provisions the Holder of this CVO Certificate consents by acceptance hereof. The Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the holders of the CVOs. All capitalized terms used in this CVO Certificate without definition shall have the respective meanings ascribed to them in the Agreement. Copies of the Agreement can be obtained by contacting the Trustee.

    The payment obligations evidenced by this CVO Certificate are, to the extent provided in the Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this CVO Certificate is issued subject to the provisions of the Agreement with respect thereto. Each Holder of this CVO Certificate, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes. Each Holder hereof, by its acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Agreement by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

I.  DEPOSITS WITH THE TRUSTEE

    A.  EXCESS CASH FLOW DEPOSITS.

    1. ESTIMATE. On March 15th following each Operation Year (each, an "Excess Cash Flow Estimate Deposit Date"), the Company shall deliver to the Trustee
(i) an Officer's Certificate identifying the Excess Cash Flow Estimate for such Operation Year, (ii) an Accountants' Certificate, and (iii) an amount equal to the Excess Cash Flow Estimate for such Operation Year.

                                     D-1-2

    2. ESTIMATE ADJUSTMENT. Within 20 Business Days after the Tax Filing Date for an Operation Year, the Company shall deliver to the Trustee (i) an Officer's Certificate identifying the revised Excess Cash Flow Estimate for the applicable Operation Year and the amount of any Excess Cash Flow Estimate Adjustment to be made for such Operation Year, (ii) an Accountants' Certificate, and (iii) an amount equal to the Excess Cash Flow Estimate Adjustment (if positive), together with any earnings with respect thereto (calculated at the average yield on the portion of the Contingency Funds allocable to such Operation Year)from the Excess Cash Flow Estimate Deposit Date to the date of such delivery. Within
20 Business Days after receipt of such Officer's Certificate, the Excess Cash Flow Estimate Adjustment (if negative), together with any earnings with respect thereto from the Excess Cash Flow Estimate Deposit Date to the applicable Payment Date, shall be paid by the Trustee to the Company from the Contingency Funds, if any, held by the Trustee allocable to such Operation Year.

    3. FINAL DEPOSIT ADJUSTMENT. Within 20 Business Days after the Final Determination Date for an Operation Year, the Company shall deliver to the Trustee (i) an Officer's Certificate identifying the Final Excess Cash Flow Deposit Adjustment for the applicable Operation Year, (ii) an Accountants' Certificate, and (iii) an amount equal to the Final Excess Cash Flow Deposit Adjustment (if positive), together with any earnings with respect thereto (calculated at the average yield on the portion of the Contingency Funds allocable to such Operation Year) from the Excess Cash Flow Estimate Deposit Date to the date of such delivery. Within 20 Business Days after receipt of such Officer's Certificate, the Final Excess Cash Flow Deposit Adjustment (if negative), together with any earnings with respect thereto from the Excess Cash Flow Estimate Deposit Date to the applicable Payment Date, shall be paid by the Trustee to the Company from the Contingency Funds, if any, held by the Trustee allocable to such Operation Year; provided, however, that if such Final Excess Cash Flow Deposit Adjustment (plus earnings) is more than the remaining Contingency Funds allocable to such Operation Year, the deficiency shall be paid to the Company from remaining Contingency Funds, if any, allocable to one or more other Tax Years, and the amounts potentially payable to CVO Holders with respect to such other Tax Year or Years shall be reduced by the amount of such deficiency. For purposes of the preceding sentence, the deficiency shall be paid to the Company from the Contingency Funds allocable to the earliest Tax Year or Years for which Contingency Funds remain.

    B.  EXCESS CARRYFORWARD CREDITS DEPOSITS.

    1. ESTIMATE. On March 15(th) following each Tax Year after 2007 (each, an "Excess Carryforward Credits Estimate Deposit Date"), the Company shall deliver to the Trustee (i) an Officer's Certificate identifying the Excess Carryforward Credits Estimate for such Tax Year, (ii) an Accountants' Certificate, and
(iii) an amount equal to the Excess Carryforward Credits Estimate for such Tax Year.

    2. ESTIMATE ADJUSTMENT. Within 20 Business Days after the Tax Filing Date for a Tax Year after 2007, the Company shall deliver to the Trustee (i) an Officer's Certificate identifying the revised Excess Carryforward Credits Estimate for the applicable Tax Year and the amount of any Excess Carryforward Credits Estimate Adjustment to be made for such Tax Year, (ii) an Accountants' Certificate, and (iii) an amount equal to the Excess Carryforward Credits Estimate Adjustment (if positive), together with any earnings with respect thereto (calculated at the average yield on the portion of the Contingency Funds allocable to such Tax Year) from the Excess Carryforward Credits Estimate Deposit Date to the date of such delivery. Within 20 Business Days after receipt of such Officer's Certificate, the Excess Carryforward Credits Estimate Adjustment (if negative), together with any earnings with respect thereto from the Excess Carryforward Credits Estimate Deposit Date to the applicable Payment Date, shall be paid by the Trustee to the Company from the Contingency Funds, if any, held by the Trustee allocable to such Tax Year.

    3. FINAL DEPOSIT ADJUSTMENT. Within 20 Business Days after the Final Determination Date for a Tax Year after 2007, the Company shall deliver to the Trustee (i) an Officer's Certificate identifying the Final Excess Carryforward Credits Deposit Adjustment for the applicable Tax Year, (ii) an Accountants'

                                     D-1-3

Certificate, and (iii) an amount equal to the Final Excess Carryforward Credits Deposit Adjustment (if positive), together with any earnings with respect thereto (calculated at the average yield on the portion of the Contingency Funds allocable to such Tax Year) from the Excess Carryforward Credits Estimate Deposit Date to the date of such delivery. Within 20 Business Days after receipt of such Officer's Certificate, the Final Excess Carryforward Credits Deposit Adjustment (if negative), together with any earnings with respect thereto from the Excess Carryforward Credits Estimate Deposit Date to the applicable Payment Date, shall be paid by the Trustee to the Company from the Contingency Funds, if any, held by the Trustee allocable to such Tax Year; provided, however, that if such Final Excess Carryforward Credits Deposit Adjustment (plus earnings) is more than the remaining Contingency Funds allocable to such Tax Year, the deficiency shall be paid to the Company from remaining Contingency Funds, if any, allocable to one or more other Tax Years, and the amounts potentially payable to CVO Holders with respect to such other Tax Year or Years shall be reduced by the amount of such deficiency. For purposes of the preceding sentence, the deficiency shall be paid to the Company from the Contingency Funds allocable to the earliest Tax Year or Years for which Contingency Funds remain.

    C.  EXCESS DISPOSITION PROCEEDS.

    1. ESTIMATE DEPOSIT. As soon as practicable after the receipt of Disposition Proceeds in cash by the Company (each, an "Excess Disposition Proceeds Deposit Date"), the Company shall deliver to the Trustee (i) an Officer's Certificate identifying (a) the Excess Disposition Proceeds attributable to such cash Disposition Proceeds, (b) the Maximum Indemnity Obligation Amount with respect to such Disposition, and (c) the Company's good faith estimate of the time frame during which any indemnity obligation with respect to such Disposition is expected to remain outstanding, (ii) an Accountants' Certificate, and (iii) an amount equal to any Excess Disposition Proceeds attributable to such cash Disposition Proceeds.

    2. FINAL DEPOSIT ADJUSTMENT. Within 20 Business Days after the termination (by payment or expiration) of all indemnity obligations with respect to a particular Disposition, the Company shall deliver to the Trustee (i) an Officer's Certificate identifying the amount of any Final Excess Disposition Proceeds Deposit Adjustment with respect to such Disposition (if applicable), and (ii) an Accountants' Certificate. Within 20 Business Days after receipt of such Officer's Certificate, the Final Excess Disposition Proceeds Deposit Adjustment (if applicable), together with any earnings with respect thereto from the Excess Disposition Proceeds Deposit Date to the applicable Payment Date, shall be paid by the Trustee to the Company from the Contingency Funds, if any, held by the Trustee allocable to such Disposition; provided, however, that if such Final Excess Disposition Proceeds Deposit Adjustment (plus earnings) is more than the remaining Contingency Funds, if any, allocable to such Disposition, the deficiency shall be paid to the Company from remaining Contingency Funds allocable to one or more Tax Years or other Dispositions, and the amounts potentially payable to CVO Holders with respect to such Tax Year or Years or other Dispositions shall be reduced by the amount of such deficiency. For purposes of the preceding sentence, the deficiency shall be paid to the Company from the Contingency Funds allocable to the earliest Tax Year or Years or other Dispositions for which Contingency Funds remain.

II.  PAYMENTS TO HOLDERS

    The Company shall pay, or by Officer's Certificate (delivered with an Accountants' Certificate) direct the Trustee to pay from Contingency Funds, to the Holder hereof of record on the date that is 15 Business Days prior to the applicable Payment Date, the following:

A.  EXCESS CASH FLOW PAYMENTS.

    1. INTERIM PAYMENT. With respect to each Operation Year for which an Interim Determination Date occurs prior to the Final Determination Date, within 30 Business Days after the Interim

                                     D-1-4

Determination Date for such Operation Year, for each CVO represented hereby, a pro rata portion of the Interim Excess Cash Flow Payment with respect to such Operation Year, together with any earnings with respect thereto from the Excess Cash Flow Estimate Deposit Date to the applicable Payment Date, and less any Allocable Expenses allocable to such Operation Year;

    2. ADJUSTMENT TO INTERIM PAYMENT. With respect to each Operation Year for which an Interim Determination Date occurs prior to the Final Determination Date, within 30 Business Days after the Final Determination Date for such Operation Year, for each CVO represented hereby, a pro rata portion of the Excess Cash Flow Payment Adjustment (if positive) with respect to such Operation Year, together with any earnings with respect thereto from the Excess Cash Flow Estimate Deposit Date to the applicable Payment Date, less any Allocable Expenses allocable to such Operation Year and not taken into account pursuant to the preceding paragraph (II)(A)(1);

    3. FINAL PAYMENT. With respect to each Operation Year for which no Interim Determination Date occurs prior to the Final Determination Date, within 30 Business Days after the Final Determination Date for such Operation Year, for each CVO represented hereby, a pro rata portion of the actual Excess Cash Flow for such Operation Year, determined as of the Final Determination Date, together with any earnings with respect thereto from the Excess Cash Flow Estimate Deposit Date to the applicable Payment Date, and less any Allocable Expenses allocable to such Operation Year;

B.  EXCESS CARRYFORWARD CREDITS PAYMENTS.

    1. INTERIM PAYMENT. With respect to each Tax Year after 2007 for which an Interim Determination Date occurs prior to the Final Determination Date, within 30 Business Days after the Interim Determination Date for such Tax Year, for each CVO represented hereby, a pro rata portion of the Interim Excess Carryforward Credits Payment for such Tax Year, together with any earnings with respect thereto from the Excess Carryforward Credits Estimate Deposit Date to the applicable Payment Date, and less any Allocable Expenses allocable to such Tax Year;

    2. ADJUSTMENT TO INTERIM PAYMENT. With respect to each Tax Year after 2007 for which an Interim Determination Date occurs prior to the Final Determination Date, within 30 Business Days after the Final Determination Date for such Tax Year, for each CVO represented hereby, a pro rata portion of the Excess Carryforward Credits Payment Adjustment (if positive) for such Tax Year, together with any earnings with respect thereto from the Excess Carryforward Credits Estimate Deposit Date to the applicable Payment Date, less any Allocable Expenses allocable to such Tax Year and not taken into account pursuant to the preceding paragraph (II)(B)(1);

    3. FINAL PAYMENT. With respect to each Tax Year after 2007 for which no Interim Determination Date occurs prior to the Final Determination Date, within 30 Business Days after the Final Determination Date for such Tax Year, for each CVO represented hereby, a pro rata portion of the actual Excess Carryforward Credits for such Tax Year, determined as of the Final Determination Date, together with any earnings with respect thereto from the Excess Carryforward Credits Estimate Deposit Date to the applicable Payment Date, and less any Allocable Expenses allocable to such Tax Year;

    C.  EXCESS DISPOSITION PROCEEDS.

    1. INTERIM PAYMENT. With respect to each Disposition, as soon as practicable after the receipt of Excess Disposition Proceeds by the Trustee, for each CVO represented hereby, a pro rata portion of the Interim Excess Disposition Proceeds Payment with respect to such Disposition; and

    2. ADJUSTMENT TO INTERIM PAYMENT. With respect to each Disposition, (A) within 30 Business Days after the termination of all indemnity obligations with respect to such Disposition, for each CVO represented hereby, a pro rata portion of the Excess Disposition Proceeds Payment Adjustment (if positive) with respect to such Disposition, together with any earnings with respect thereto from the Excess Disposition Proceeds Estimate Deposit Date to the applicable Payment Date, and (B) for any Tax Year following the termination of the indemnity obligations and in which the Company receives any

                                     D-1-5

Disposition Proceeds with respect to such Disposition, as soon as practicable following the receipt by the Trustee of any Excess Disposition Proceeds attributable to such Disposition Proceeds, for each CVO represented hereby, a pro rata portion of such Excess Disposition Proceeds.


    D. OTHER PAYMENT PROVISIONS. The Company may deduct (or by Officer's Certificate direct the Trustee to deduct) from the payments to be made to Holders under this Certificate a pro rata share of Allocable Expenses to be reimbursed to the Company.


    Notwithstanding the foregoing, the amounts of payments to the Holders under this CVO Certificate with respect to a Tax Year or a Disposition may be reduced in the event of a deficiency with respect to another Tax Year or another Disposition, as described above in Article I ("Deposits with the Trustee").

    If the payment date for a payment by the Company falls on a day that is not a Business Day, the related payment will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day.

    Notwithstanding the provisions of Article II ("Payments to Holders"), if any payment otherwise due to be made to the Holders by the Company (including amounts previously deferred pursuant to this provision) is, in the aggregate, less than one million dollars, then the amount of such payment will be retained as Contingency Funds and combined (together with earnings on such amount) with the next payment made to the Holders; provided, however, that this provision shall not be applicable to payments for any Tax Year or any Disposition which the Company reasonably believes will be the final Tax Year or Disposition with respect to which payments will be made to the Holders. If a payment is deferred pursuant to the preceding sentence and the Company subsequently concludes that no further payments are reasonably likely to be made to the Holders, then the Company shall pay (or direct the Trustee to pay from Contingency Funds) the amount of the deferred payment (together with earnings thereon from the date which the payment would have been made to the applicable Payment Date) to the Holders as soon as practicable thereafter.

III.  OTHER PROVISIONS

    No reference herein to the Agreement and no provision of this CVO Certificate or of the Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay any amounts determined pursuant to the terms hereof and of the Agreement at the times, place and amount, and in the manner, herein prescribed. The Holder of this CVO Certificate, by acceptance hereof, agrees that, except as otherwise expressly provided in the Agreement, the EARTHCO Plants will be held and operated in accordance with the Company's determination, in its sole discretion of the appropriate extent and manner of ownership and operation of the EARTHCO Plants, including any reduction or termination of operations at one or more EARTHCO Plants and the Disposition of either any or all interests in the EARTHCO Plants or any or all interests in any EARTHCO Business Entity. The Holder of this CVO Certificate also agrees that, except as otherwise expressly provided in the Agreement, the Company shall have complete and full control and sole discretion with respect to (i) the reporting of any item on its United States federal and state income tax returns or the United States federal and state income tax returns of any partnership or other entity that owns (or is treated for United States federal income tax purposes as owning) an EARTHCO Plant or any interest therein, and (ii) the conduct or contest of any tax audit or proceeding with respect thereto. Neither the Trustee, the Holder of this CVO Certificate or any other party shall have any right to participate in any such proceeding.

    The Holder of this CVO Certificate, by acceptance hereof, agrees that, except as otherwise expressly provided in the Agreement, neither the Holder nor the Trustee has the right to "accelerate" the amounts payable on the CVOs or to otherwise require payment of the Contingency Funds except

                                     D-1-6
on the dates and in the amounts specified in this CVO Certificate. The Holder of this CVO Certificate also agrees that the CVOs and the obligations of the Company under the CVOs and the Agreement are general, unsecured obligations of the Company and are not secured by any express or implied mortgage, lien, charge, assignment or other encumbrance of or against the assets of the Company or any EARTHCO Business Entities, including without limitation any of the EARTHCO Plants.

    The Company and, by its acceptance of this CVO Certificate, the Holder of this CVO Certificate agree that this CVO Certificate is intended to constitute a deferred payment obligation to which Section 483 of the Internal Revenue Code (relating to unstated interest) applies and is not intended to constitute an equity interest of any kind for United States federal, state, and local tax purposes.

    The Company and, by its acceptance of this CVO Certificate, the Holder of this CVO Certificate also agree that the CVOs shall not bear interest, except for amounts bearing interest at the Default Interest Rate.

    The Company and, by its acceptance of this CVO Certificate, the Holder of this CVO Certificate also agree that neither the Company nor the Holder has the option to cause any CVO to be redeemed prior to the final payment to be made on the CVOs.

    The headings in this CVO Certificate are for convenience only and shall not affect the construction hereof.

    Any reference to any provision of law or tax form in this CVO Certificate shall be deemed to include any corresponding successor provision thereto or version thereof.

    Neither the Company nor the Trustee has any duty or obligation to the Holder of this CVO Certificate, except as expressly set forth herein or in the Agreement.

IV.  CERTAIN DEFINITIONS

    "Accountants" means the Company's independent public accountants.

    "Accountants' Certificate" means a certificate of the Accountants in the form attached as Appendix C to the Agreement.

    "Allocable Expenses" means all fees and expenses of the Trustee, expenses of maintaining, investing and administering the Contingency Funds, costs reasonably incurred by the Company in establishing and administering the Securities, costs of transferring interests in the Securities and other typical transfer agent functions, and that portion of any of the Company's tax administration, audit or controversy expenses reasonably allocable to the CVOs (including, within limitation, expenses relating to the determination of any tax item associated with EARTHCO Plants).

    "Carryforward Credits" means any Section 29 Credits earned during an Operation Year and carried forward (after taking into account the assumptions with respect to the priority of use of tax credits in the definition of Net Cash
Flow) as part of the Company's minimum tax credit (within the meaning of Section 53 of the Internal Revenue Code) and utilized in one or more Tax Years after 2007.

    "Contingency Funds" means all payments made by the Company to the Trustee and held by the Trustee, plus earnings on amounts held, and less Allocable Expenses.

    "Default Interest Rate" means the three month London Interbank Offered Rate, as published in the Wall Street Journal, as such rate may change from time to time, plus 300 basis points.

    "Disposition" means any sale or other transfer during an Operation Year to a Person outside the Company's consolidated United States federal income tax group of an interest in an EARTHCO Business Entity or EARTHCO Plant that would result in a loss or reduction of any Section 29 Credits available to the Company.

                                     D-1-7

    "Disposition Proceeds" means proceeds received by the Company with respect to a Disposition less (A) the Company's unrecovered Initial Investment (or a pro rata portion in the event of a partial Disposition), (B) expenses incurred in connection with such Disposition, and (C) taxes on such Disposition, assuming for this purpose that the taxable gain shall be as reported on the Company's IRS Form 1120 and taxed at a combined federal and state income tax rate of 40%. For purposes of clause (A), the Company shall be deemed to have recovered its Initial Investment with respect to the interest that is the subject of such Disposition (i) to the extent it shall have been recovered from previous Disposition Proceeds with respect to such Disposition, and (ii) to the extent there shall have been cumulative Excess Cash Flow attributable to the relevant EARTHCO Business Entity for previous Operation Years (other than that in which such Disposition occurs). For purposes of the previous sentence, the Excess Cash Flow that shall be attributable, for each previous Operation Year, to the relevant EARTHCO Business Entity or EARTHCO Plant that is the subject of the Disposition shall be determined by multiplying the Excess Cash Flow for that Operation Year by a fraction, whose numerator shall be the weighted average annual Company ownership interest (whether direct or indirect) in the EARTHCO Plant and whose denominator shall be the sum of the weighted average annual Company ownership interest (whether direct or indirect) in all EARTHCO Plants. If such Disposition relates to less than a 100% interest in the relevant EARTHCO Plant, the recovery of the Initial Investment will only be the cumulative Excess Cash Flow during all previous Operation Years attributable to the fractional interest that is the subject of the Disposition. For example, for each Operation Year before any Disposition has occurred, 100/400, or 25%, of Excess Cash Flow will be allocated to each EARTHCO Plant; for each Operation Year after there has been no Disposition except a Disposition of a 50% interest in one EARTHCO Plant, 100/350 of Excess Cash Flow will be allocated to each 100%-owned EARTHCO Plant and 50/350 of Excess Cash Flow will be allocated to the one 50%-owned EARTHCO Plant; and so forth.

    "Earthco Business Entity" means any corporation, partnership, limited liability company, or other entity owning (for United States federal income tax purposes) an interest in an Earthco Plant, including, on the date hereof, Ceredo Synfuel, LLC, Sandy River Synfuel, LLC, Solid Energy, LLC, and Solid Fuel, LLC.

    "EARTHCO Plants" means the following:

        (i) the secondary coal recovery system facility owned by Solid Energy LLC and currently located at Kentucky May Coal Company, Inc.'s Arnolds Fork Preparation Plant near Kite, Kentucky;

        (ii) the secondary coal recovery system facility owned by Solid Fuel LLC and currently located at Powell Mountain Coal Company, Inc.'s Preparation Plant near St. Charles, Virginia;

        (iii) the secondary coal recovery system facility owned by Ceredo Synfuel LLC and currently located at Kanawha River Terminal, Inc.'s Ceredo Dock in Ceredo, West Virginia; and

        (iv) the secondary coal recovery system facility owned by Sandy River Synfuel LLC and currently located at Kanawha River Terminal, Inc.'s Ceredo Dock in Ceredo, West Virginia.

    "Excess Carryforward Credits" means the amount equal to 50% of the excess of
(A) the Carryforward Credits, for a particular Operation Year, over (B) any amount by which the Preference exceeded Net Cash Flow for the Operation Year in which they were earned.

    "Excess Carryforward Credits Estimate" means for each Tax Year after 2007, the Excess Carryforward Credits originally estimated by the Company on March 15(th) following such Tax Year and revised within 20 Business Days after the Tax Filing Date for such Tax Year.

    "Excess Carryforward Credits Estimate Adjustment" means the difference between (A) the revised Excess Carryforward Credits Estimate for a particular Tax Year, determined as of the Tax Filing Date

                                     D-1-8
for such Tax Year, and (B) the original Excess Carryforward Credits Estimate for such Tax Year, determined as of March 15(th) following such Tax Year.

    "Excess Carryforward Credits Payment Adjustment" means the difference between (A) the actual Excess Carryforward Credits for a particular Tax Year, determined as of the Final Determination Date, and (B) the Interim Excess Carryforward Credits Payment for such Tax Year.

    "Excess Cash Flow" means, for each Operation Year, 50% of the Net Cash Flow in excess of the Preference.

    "Excess Cash Flow Estimate" means for each Operation Year the Excess Cash Flow originally estimated by the Company on March 15(th) following such Operation Year and revised within 20 Business Days after the Tax Filing Date for such Operation Year.

    "Excess Cash Flow Estimate Adjustment" means the difference between (A) the revised Excess Cash Flow Estimate for a particular Operation Year, determined as of the Tax Filing Date for such Operation Year, and (B) the original Excess Cash Flow Estimate for such Operation Year, determined as of March 15(th) following such Tax Year.

    "Excess Cash Flow Payment Adjustment" means the difference between (A) the actual Excess Cash Flow for a particular Operation Year, determined as of the Final Determination Date, and (B) the Interim Excess Cash Flow Payment for such Operation Year.

    "Excess Disposition Proceeds" means the amount equal to either, (A) in the event of a Disposition prior to March 16, 2002, 25% of the Disposition Proceeds for such Disposition or (B) in the event of a Disposition after March 15, 2002, the Ratio multiplied by the Disposition Proceeds for such Disposition.

    "Excess Disposition Proceeds Payment Adjustment" means the difference between (A the remaining Contingency Funds allocable to a particular Disposition, and (B) the total Final Excess Disposition Proceeds Deposit Adjustment paid to the Company for such Disposition.

    "Final Determination Date" means for each Tax Year, the later of (A) the date when the statute of limitations for a Tax Year under both sections 6501 and, if applicable, 6229 of the Internal Revenue Code and in the case of an examination by any state taxing authority, the statute of limitations under the applicable state law, has expired or (B) in the event any taxing authority has proposed any adjustment for a Tax Year, the date when there has occurred with respect to all such proposed adjustments by all such taxing authorities for such Tax Year, (i) a decision, judgment, decree, or other order of a court of competent jurisdiction that has become final and not subject to further appeal (through the passage of time or otherwise); (ii) a nonappealable written agreement with the applicable taxing authority; or (iii) the completion of administrative proceedings with the applicable taxing authority, if a judicial contest is not, or ceases to be, available or, in the taxpayer's sole discretion, is not to be commenced or continued.

    "Final Excess Carryforward Credits Deposit Adjustment" means the difference between (A) the actual Excess Carryforward Credits for a particular Tax Year, determined as of the Final Determination Date, and (B) the Excess Carryforward Credits Estimate for such Tax Year.

    "Final Excess Cash Flow Deposit Adjustment" means the difference between (A) the actual Excess Cash Flow for a particular Operation Year, determined as of the Final Determination Date, and (B) the Excess Cash Flow Estimate for such Operation Year.

    "Final Excess Disposition Proceeds Deposit Adjustment" means either (A) in the event of a Disposition prior to March 16, 2002, 25% of the Indemnity Obligation Amount for such Disposition or (B) in the event of a Disposition after March 15, 2002, the Ratio multiplied by the Indemnity Obligation Amount for such Disposition.

                                     D-1-9

    "Indemnity Obligation Amount" means the total actual indemnity obligation incurred by the Company or any subsidiary with respect to any Disposition plus all out-of-pocket expenses incurred in connection with any indemnity claim relating to such Disposition.

    "Initial Investment" means the cost to acquire an EARTHCO Plant or EARTHCO Business Entity plus any costs to move and reassemble an EARTHCO Plant at a new location, all as reflected on the books of the Company or its subsidiaries (including the applicable EARTHCO Business Entity), without any deduction for depreciation or amortization.

    "Interim Determination Date" means, with respect to a Tax Year, the date when all the following facts are true: (1) the Examination Division of the IRS has completed its examination of, and issued its final written report relating to, the Company's consolidated United States federal income tax return for that Tax Year; (2) no adjustment is then proposed and remains unresolved with respect to any item relating to an EARTHCO Plant for that Tax Year; (3) there then exists no examination or other proceeding with respect to the United States federal income tax return for such Tax Year or any prior Tax Year of any EARTHCO Business Entity; and (4) there are remaining Contingency Funds deposited with respect to one or more subsequent Tax Years for which neither an Interim Determination Date nor a Final Determination Date has occurred.

    "Interim Excess Carryforward Credits Payment" means for each Tax Year after 2007, the lesser of (A) the Excess Carryforward Credits Estimate for such Tax Year previously deposited into the Contingency Funds, or (B) the Excess Carryforward Credits for such Tax Year, determined as of the Interim Determination Date, and based upon the proposed redetermination of the Company's consolidated tax liability and taxable income as shown on the IRS examination report for such Tax Year.

    "Interim Excess Cash Flow Payment" means for each Operation Year, the lesser of (A) the Excess Cash Flow Estimate for such Operation Year previously deposited into the Contingency Funds, or (B) the Excess Cash Flow for such Operation Year, determined as of the Interim Determination Date, and based upon the proposed redetermination of the Company's consolidated tax liability and taxable income as shown on the IRS examination report for such Operation Year.

    "Interim Excess Disposition Proceeds Payment" means the amount equal to the excess of (A) the amount deposited by the Company pursuant to paragraph
(I)(C)(1) hereof with respect to a Disposition, over (B) 25% of the Maximum Indemnity Obligation Amount, in the case of a Disposition prior to March 16, 2002, or the Ratio multiplied by the Maximum Indemnity Obligation Amount, in the case of a Disposition after March 15, 2002. For any Disposition for which the Company is to receive one or more additional payments of Disposition Proceeds, the preceding sentence shall be applied by replacing "Maximum Indemnity Obligation Amount" with a PRO RATA portion thereof based upon the ratio of the amount so deposited to the total Excess Disposition Proceeds received and to be received for such Disposition.

    "Internal Revenue Code" means the United States Internal Revenue Code of 1986, as amended.

    "IRS" means the United States Internal Revenue Service.

    "Maximum Indemnity Obligation Amount" means either (A) the total maximum indemnity obligation that could be incurred by the Company or any subsidiary with respect to any Disposition, as set forth in the agreement providing for indemnity with respect to such Disposition, or (B) if no such maximum is set forth in any agreement, the Company's good faith estimate of the total maximum indemnity obligation that could be incurred by the Company or any subsidiary with respect to such Disposition; provided that, in the case of an indemnity obligation concerning an environmental matter, the Company shall take into consideration (in forming its good faith estimate) the written evaluation of an independent third party.

                                     D-1-10

    "Net Cash Flow" means the Company's share of each EARTHCO Business Entity's income or loss adjusted for depreciation and other non-cash items, plus (A) income tax benefits, less income taxes incurred and (B) income tax credits realized. The Company's share of each EARTHCO Business Entity's partnership income or loss shall be determined from IRS Schedule K-1, of Form 1065, received in connection with each partnership's tax filing. Such amount shall be adjusted to a cash basis by adjusting for depreciation and other non-cash items creating such income or loss. Income tax benefits will be determined for the Operation Year under consideration by multiplying (i) the Company's statutory United States federal income tax rate by any partnership losses relating to an EARTHCO Plant reported on such Forms K-1 that the Company realizes on its IRS Form 1120 and (ii) the Company's effective state income tax rate (after taking into account the deduction of state income taxes for United States federal income tax purposes) by any such partnership losses that the Company or a subsidiary realizes on the applicable state income tax returns. Income taxes incurred shall be determined for the Operation Year under consideration by multiplying (i) the Company's statutory United States federal income tax rate by any partnership income reported on such Forms K-1 that the Company realizes on its IRS Form 1120 and (ii) the Company's effective state income tax rate (after taking into account the deduction of state income taxes for United States federal income tax purposes) by any such partnership income that the Company or a subsidiary realizes on the applicable state income tax returns. The income tax credits realized will be determined by the Company's share of Section 29 Credits on such Forms K-1 and any unused Section 29 Credits, related to the Earthco Plants, carried forward (as part of the Company's minimum tax credit) from previous Operation Years, that reduce total tax on the Company's Form 1120 for the current Operation Year. For purposes of the calculation of Net Cash Flow, in any Operation Year for which the Company generates carryforwards of tax credits of equal priority with the Section 29 Credits under the Internal Revenue Code or Treasury Regulation ordering rules because of limitations on their use, the
Section 29 Credits will be deemed to be the first such credits used in such Operation Year. Additionally, Section 29 Credits will be deemed utilized in the order in which they were earned.

    "Operation Year" means each Tax Year from 2001 through and including 2007.

    "Payment Date" means the date specified in the applicable Officer's Certificate as a date on which the Trustee or the Company is to make a payment to the Holders or the Trustee is to make a payment to the Company.

    "Preference" means $80 million for each Operation Year, subject to the following adjustments:

        (a) In the event of a Disposition of 100% of an EARTHCO Plant or EARTHCO Business Entity, the Preference will be reduced by the following amounts (and for the year of the Disposition, by a PRO RATA portion based on the portion of the year remaining after the Disposition):

EARTHCO BUSINESS ENTITY OR                                    DOLLAR AMOUNT
EARTHCO PLANT OWNED BY
  Solid Energy, LLC.........................................  $15.8 million
  Solid Fuel, LLC...........................................  $15.8 million
  Ceredo Synfuel, LLC.......................................  $27.6 million
  Sandy River Synfuel, LLC..................................  $20.8 million

    ; and

        (b) In the event of a Disposition of less than 100% of an EARTHCO Plant or EARTHCO Business Entity, the Preference will be reduced by pro rata portions of the above amounts, based on the percentage sold and, for the year of the Disposition, the portion of the year remaining after the Disposition.

                                     D-1-11

    "Ratio" means the ratio of Excess Cash Flow to Net Cash Flow for prior Operation Years, determined on a cumulative basis, assuming for this purpose that in each prior Operation Year the Company's share of (i) the aggregate net income (as computed for United States federal income tax purposes) of the EARTHCO Business Entities is taxed at a combined federal and state income tax rate of 40%, (ii) the aggregate net loss (as computed for United States federal income tax purposes) of the EARTHCO Business Entities produces a combined federal and state income tax benefit equal to 40% of such loss, and (iii)
Section 29 Credits are utilized in full in the Tax Year earned.

    "Section 29 Credits" means any credit against the United States federal income tax liability of the Company resulting from the production and sale of "qualified fuels" from the EARTHCO Plants to an unrelated person as provided for in Section 29 of the Internal Revenue Code.

    "Tax Filing Date" means the date of the filing of the Company's annual United States federal income tax return for the applicable Tax Year.

    "Tax Year" means a calendar year or any fiscal year that the Company may adopt as its taxable year for United States federal income tax purposes.

                                     D-1-12

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

    This is one of the CVO Certificates referred to in the within-mentioned Agreement.

Dated: -----------------

                                          ----------------------, as Trustee

                                          By
                                          --------------------------------------

                                          Name:

                                          Title: Authorized Representative

                                     D-1-13